SEMI ANNUAL REPORT
AUGUST 31, 2002
[GRAPHIC OMITTED]
FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND
FRANKLIN INSURED TAX-FREE INCOME FUND
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

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[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
    INVESTMENTS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[GRAPHIC OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT


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

SHAREHOLDER LETTER



Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 2002.

The U.S. economy began the six months under review growing at a healthy 5.0% annualized rate for the first quarter of 2002. However, growth slowed to a 1.3% annualized rate in the second quarter, reflecting a reduced pace of recovery. Tepid productivity, rising unemployment and a dearth of capital investment contributed to the slowdown. The Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy.

U.S. securities markets remained volatile during the period, as investors lacked conviction. As accounting scandals came to light and huge corporations declared bankruptcy, the stock markets sank. Stricter executive accountability and arrests of several executives began to restore confidence among investors, and the markets improved slightly near period-end. Overall for the six-month period, however, the major equity markets declined.


BOND MARKET OVERVIEW

For much of the six-month reporting period, fixed income markets, including municipal bonds, generally performed well, aided primarily by declining short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index (S&P 500) during the period. 1 The bond market's progress was uneven, with prices rising when investors retreated from stocks and falling when they returned to equities. Bond prices and yields move in opposite directions; when prices rise, yields fall. For the six months ended August 31, 2002, the yield on the 10-year Treasury declined from 4.88% to 4.14% while the 30-year Treasury dropped from 5.42% to 4.93%.


1. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.



CONTENTS



Shareholder Letter ...............   1

Special Feature:
Understanding Your
Tax-Free Income Fund .............   4

Fund Reports

  Franklin Florida Insured
  Tax-Free Income Fund ...........   8

  Franklin Insured
  Tax-Free Income Fund ...........  12

  Franklin Massachusetts Insured
  Tax-Free Income Fund ...........  18

  Franklin Michigan Insured
  Tax-Free Income Fund ...........  23

  Franklin Minnesota Insured
  Tax-Free Income Fund ...........  29

  Franklin Ohio Insured
  Tax-Free Income Fund ...........  34

Municipal Bond Ratings ...........  40

Financial Highlights &
Statements of Investments ........  42

Financial Statements .............  88

Notes to
Financial Statements .............  95

[GRAPHIC OMITTED] FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

WHAT DOES
"TAXABLE EQUIVALENT"
MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY THAT FOLLOWS YOUR FUND'S REPORT.


*For investors subject to the federal or state alternative minimum tax, a portion of this income may taxable. Distributions of capital gains are generally taxable.



The municipal bond market ended the six-month reporting period with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.25% at the beginning of the period and 5.12% on August 31, 2002. 2 Municipal bonds benefited from robust retail and institutional demand, and held up well despite an increase in new-issue supply. On August 31, 2002, the Bond Buyer 40 yielded 103% of the 30-year Treasury. 2 Historically, municipal bonds have been considered relatively attractive when they yielded above 80%.

Looking forward, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, benign inflation and low interest rates, which so far have bolstered housing and retail sales, may continue to support an economic recovery. We expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong considering the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given their attractive tax-equivalent yields.

We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate. Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.


2. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your goals with your financial advisor, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ C. B. JOHNSON

Charles B. Johnson
Chairman
Franklin Tax-Free Trust



/S/ SHEILA AMOROSO

Sheila Amoroso



/S/ RAFAEL R. COSTAS, JR.

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department


--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Q & A

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE



DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.



--------------------------------------------------------------------------------
            Not FDIC Insured  o  May Lose Value  o  No Bank Guarantee
--------------------------------------------------------------------------------
                       NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.


[GRAPHIC OMITTED]

INTEREST RATES AND TAX-FREE DIVIDENDS

When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.12%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
September 1982-August 2002

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC


The following graph compares municipal bond prices versus interest rates* from Oct 1982 through September 2002.

                 Interest  Municipal
 Date             Rates   Bond Prices
-------------------------------------
 Oct 1982         10.91%    $86.14
 Nov 1982         10.55%    $88.55
 Dec 1982         10.54%    $92.05
 Jan 1983         10.46%    $90.42
 Feb 1983         10.72%    $93.23
 Mar 1983         10.51%    $91.15
 Apr 1983         10.40%    $93.42
 May 1983         10.38%    $89.02
 Jun 1983         10.85%    $90.56
 Jul 1983         11.38%    $90.25
 Aug 1983         11.85%    $90.73
 Sep 1983         11.65%    $91.47
 Oct 1983         11.54%    $88.97
 Nov 1983         11.69%    $88.86
 Dec 1983         11.83%    $90.31
 Jan 1984         11.67%    $91.80
 Feb 1984         11.84%    $90.71
 Mar 1984         12.32%    $92.76
 Apr 1984         12.63%    $92.19
 May 1984         13.41%    $88.68
 Jun 1984         13.56%    $87.14
 Jul 1984         13.36%    $89.90
 Aug 1984         12.72%    $86.53
 Sep 1984         12.52%    $91.62
 Oct 1984         12.16%    $ 3.61
 Nov 1984         11.57%    $92.98
 Dec 1984         11.50%    $93.48
 Jan 1985         11.38%    $96.60
 Feb 1985         11.51%    $92.70
 Mar 1985         11.86%    $94.04
 Apr 1985         11.43%    $95.93
 May 1985         10.85%    $96.82
 Jun 1985         10.16%    $96.21
 Jul 1985         10.31%    $95.75
 Aug 1985         10.33%    $95.42
 Sep 1985         10.37%    $94.26
 Oct 1985         10.24%    $96.13
 Nov 1985         9.78%     $99.29
 Dec 1985         9.26%     $98.66
 Jan 1986         9.19%    $102.32
 Feb 1986         8.70%    $103.28
 Mar 1986         7.78%    $101.67
 Apr 1986         7.30%    $101.91
 May 1986         7.71%    $99.80
 Jun 1986         7.80%    $101.71
 Jul 1986         7.30%    $100.24
 Aug 1986         7.17%    $103.37
 Sep 1986         7.45%    $102.20
 Oct 1986         7.43%    $102.97
 Nov 1986         7.25%    $103.63
 Dec 1986         7.11%    $103.02
 Jan 1987         7.08%    $105.34
 Feb 1987         7.25%    $104.87
 Mar 1987         7.25%    $102.99
 Apr 1987         8.02%    $100.49
 May 1987         8.61%    $ 99.66
 Jun 1987         8.40%    $101.15
 Jul 1987         8.45%    $101.08
 Aug 1987         8.76%    $100.65
 Sep 1987         9.42%    $ 97.95
 Oct 1987         9.52%    $ 99.99
 Nov 1987         8.86%    $ 99.38
 Dec 1987         8.99%    $ 99.62
 Jan 1988         8.67%    $104.13
 Feb 1988         8.21%    $104.48
 Mar 1988         8.37%    $102.56
 Apr 1988         8.72%    $102.17
 May 1988         9.09%    $101.25
 Jun 1988         8.92%    $102.00
 Jul 1988         9.06%    $101.79
 Aug 1988         9.26%    $101.04
 Sep 1988         8.98%    $102.18
 Oct 1988         8.80%    $103.16
 Nov 1988         8.96%    $101.53
 Dec 1988         9.11%    $101.88
 Jan 1989         9.09%    $102.78
 Feb 1989         9.17%    $100.95
 Mar 1989         9.36%    $ 99.96
 Apr 1989         9.18%    $101.72
 May 1989         8.86%    $103.09
 Jun 1989         8.28%    $103.97
 Jul 1989         8.02%    $104.40
 Aug 1989         8.11%    $102.64
 Sep 1989         8.19%    $101.82
 Oct 1989         8.01%    $102.08
 Nov 1989         7.87%    $103.12
 Dec 1989         7.84%    $103.29
 Jan 1990         8.21%    $103.06
 Feb 1990         8.47%    $103.39
 Mar 1990         8.59%    $102.95
 Apr 1990         8.79%    $102.02
 May 1990         8.76%    $103.34
 Jun 1990         8.48%    $103.61
 Jul 1990         8.47%    $103.28
 Aug 1990         8.75%    $101.26
 Sep 1990         8.89%    $100.79
 Oct 1990         8.72%    $101.85
 Nov 1990         8.39%    $103.26
 Dec 1990         8.08%    $103.19
 Jan 1991         8.09%    $103.89
 Feb 1991         7.85%    $104.02
 Mar 1991         8.11%    $103.37
 Apr 1991         8.04%    $103.75
 May 1991         8.07%    $103.88
 Jun 1991         8.28%    $103.16
 Jul 1991         8.27%    $103.66
 Aug 1991         7.90%    $103.51
 Sep 1991         7.65%    $104.29
 Oct 1991         7.53%    $104.61
 Nov 1991         7.42%    $104.31
 Dec 1991         7.09%    $105.89
 Jan 1992         7.03%    $105.46
 Feb 1992         7.34%    $104.84
 Mar 1992         7.54%    $104.15
 Apr 1992         7.48%    $104.49
 May 1992         7.39%    $105.05
 Jun 1992         7.26%    $106.32
 Jul 1992         6.84%    $109.47
 Aug 1992         6.59%    $107.80
 Sep 1992         6.42%    $107.82
 Oct 1992         6.59%    $105.94
 Nov 1992         6.87%    $107.20
 Dec 1992         6.77%    $107.69
 Jan 1993         6.39%    $106.54
 Feb 1993         6.03%    $109.63
 Mar 1993         6.03%    $107.91
 Apr 1993         6.05%    $108.38
 May 1993         6.16%    $108.15
 Jun 1993         5.80%    $109.07
 Jul 1993         5.83%    $105.93
 Aug 1993         5.45%    $107.34
 Sep 1993         5.40%    $107.70
 Oct 1993         5.43%    $107.18
 Nov 1993         5.83%    $105.41
 Dec 1993         5.83%    $106.86
 Jan 1994         5.70%    $107.37
 Feb 1994         6.15%    $103.87
 Mar 1994         6.78%    $ 98.94
 Apr 1994         6.95%    $ 99.25
 May 1994         7.12%    $ 99.59
 Jun 1994         7.34%    $ 98.41
 Jul 1994         7.12%    $ 99.69
 Aug 1994         7.19%    $ 99.52
 Sep 1994         7.62%    $ 97.55
 Oct 1994         7.81%    $ 95.24
 Nov 1994         7.91%    $ 92.97
 Dec 1994         7.84%    $ 94.53
 Jan 1995         7.60%    $ 96.71
 Feb 1995         7.22%    $ 99.07
 Mar 1995         7.20%    $ 99.68
 Apr 1995         7.07%    $ 99.24
 May 1995         6.30%    $101.87
 Jun 1995         6.21%    $100.34
 Jul 1995         6.45%    $100.74
 Aug 1995         6.28%    $101.47
 Sep 1995         6.17%    $101.55
 Oct 1995         6.03%    $102.48
 Nov 1995         5.76%    $103.63
 Dec 1995         5.58%    $103.43
 Jan 1996         5.60%    $103.70
 Feb 1996         6.13%    $102.47
 Mar 1996         6.34%    $100.60
 Apr 1996         6.66%    $ 99.82
 May 1996         6.85%    $ 99.32
 Jun 1996         6.73%    $ 99.93
 Jul 1996         6.80%    $100.37
 Aug 1996         6.96%    $ 99.85
 Sep 1996         6.72%    $100.75
 Oct 1996         6.37%    $100.03
 Nov 1996         6.06%    $101.35
 Dec 1996         6.43%    $100.45
 Jan 1997         6.53%    $100.15
 Feb 1997         6.58%    $100.50
 Mar 1997         6.92%    $ 98.61
 Apr 1997         6.72%    $ 99.01
 May 1997         6.67%    $100.06
 Jun 1997         6.51%    $100.65
 Jul 1997         6.02%    $102.98
 Aug 1997         6.34%    $101.40
 Sep 1997         6.12%    $101.60
 Oct 1997         5.84%    $101.75
 Nov 1997         5.86%    $101.84
 Dec 1997         5.75%    $102.73
 Jan 1998         5.53%    $103.22
 Feb 1998         5.62%    $102.73
 Mar 1998         5.67%    $102.30
 Apr 1998         5.68%    $101.38
 May 1998         5.56%    $102.40
 Jun 1998         5.44%    $102.17
 Jul 1998         5.50%    $101.95
 Aug 1998         5.05%    $103.09
 Sep 1998         4.44%    $103.93
 Oct 1998         4.64%    $103.30
 Nov 1998         4.74%    $103.20
 Dec 1998         4.65%    $102.97
 Jan 1999         4.66%    $103.74
 Feb 1999         5.29%    $102.67
 Mar 1999         5.25%    $102.32
 Apr 1999         5.36%    $102.12
 May 1999         5.64%    $101.03
 Jun 1999         5.81%    $ 99.09
 Jul 1999         5.92%    $ 98.71
 Aug 1999         5.98%    $ 97.47
 Sep 1999         5.90%    $ 97.08
 Oct 1999         6.06%    $ 95.62
 Nov 1999         6.18%    $ 96.09
 Dec 1999         6.28%    $ 94.56
 Jan 2000         6.68%    $ 93.74
 Feb 2000         6.42%    $ 94.43
 Mar 2000         6.03%    $ 96.08
 Apr 2000         6.23%    $ 94.88
 May 2000         6.29%    $ 93.87
 Jun 2000         6.03%    $ 95.93
 Jul 2000         6.04%    $ 96.82
 Aug 2000         5.73%    $ 97.89
 Sep 2000         5.80%    $ 96.91
 Oct 2000         5.77%    $ 97.55
 Nov 2000         5.48%    $ 97.81
 Dec 2000         5.12%    $ 99.82
 Jan 2001         5.19%    $100.36
 Feb 2001         4.92%    $100.26
 Mar 2001         4.95%    $100.75
 Apr 2001         5.35%    $ 99.18
 May 2001         5.43%    $ 99.79
 Jun 2001         5.42%    $ 99.82
 Jul 2001         5.07%    $100.90
 Aug 2001         4.79%    $102.15
 Sep 2001         4.60%    $101.40
 Oct 2001         4.30%    $102.17
 Nov 2001         4.78%    $100.85
 Dec 2001         5.07%    $ 99.44
 Jan 2002         5.07%    $100.70
 Feb 2002         4.88%    $101.55
 Mar 2002         5.42%    $ 99.08
 Apr 2002         5.11%    $100.59
 May 2002         5.08%    $100.78
 Jun 2002         4.86%    $100.99
 Jul 2002         4.51%    $101.93
 Aug 2002         4.14%    $102.85
 Sep 2002         3.63%    $104.74


    *Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of August 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.




2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                                           [LOGO OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                                            INVESTMENTS

                                                              SR TFINS 10/02

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED FLORIDA MUNICIPAL BONDS. 1,2 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------


STATE UPDATE
[FLORIDA GRAPHIC OMITTED]

Contrary to those of most other states, Florida's service-based and tourism-dependent economy began showing signs of a steady recovery during the six months under review. Labor force growth continued and the state's 5.3% unemployment rate at period-end remained in line with national levels. 3,4

Florida's improving economy contributed to strong revenue performance, particularly with sales tax collections. Above-estimate general fund revenues led to a fiscal year 2002 budget surplus of $765 million and a fully-funded budget stabilization reserve of $940 million. 3 The state's swift implementation of spending reductions following a forecasted revenue shortfall in October 2001 also benefited Florida's financial condition.

Although the state's growing debt levels stayed within its 6.0% target ratio, tax- supported debt remained above average at $960 per capita and 3.4% of personal income. 3 To counter such accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.
3. Source: Standard & Poor's, RATINGSDIRECT, 8/5/02.
4. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.

Looking forward, Florida's strong economic growth prospects, solid budgetary reserves and active fiscal management should help provide financial flexibility in the future. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation rating. 5


PORTFOLIO NOTES

Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.50 on February 28, 2002, to $10.62 on August 31, 2002.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund -- What causes dividends and fund prices to fluctuate.") However, we aimed to improve the portfolio's overall structure and keep the Fund as fully invested as possible and continued to invest in AAA-rated bonds.

Notable purchases during the period include Panama City Beach Utility, Destin Capital Improvement, Daytona Beach Utility System, Orange County Tourist Development Tax, and Osceola County Tourist Development Tax revenue bonds. Sales included Village Center CDD, Tampa Sales Tax Revenue and Broward County School Board COP bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary on page 11 shows that at the end of this reporting period the Fund's distribution rate was 4.22%. This tax-free rate is generally



PORTFOLIO BREAKDOWN

Franklin Florida Insured
Tax-Free Income Fund
8/31/02


                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------
Utilities              24.5%

Other Revenue          21.9%

Tax-Supported          14.1%

Prerefunded             9.8%

Subject to Government
Appropriations          9.6%

Transportation          8.3%

Housing                 6.8%

General Obligation      2.2%

Higher Education        1.5%

Hospital & Health Care  1.3%



5. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Florida Insured Tax-Free Income Fund - Class A
3/1/02-8/31/02

                    DIVIDEND
MONTH               PER SHARE
-----------------------------

March               4.0 cents

April               4.0 cents

May                 4.0 cents

June                3.9 cents

July                3.9 cents

August              3.9 cents

-----------------------------
TOTAL              23.7 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 6.87% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Insured Tax-Free Income Fund. Despite an increase in Florida's new bond issuance to $12.5 billion year-to-date through August 31, up 29.5% from the same period in 2001, strong demand for Florida municipal bonds should help support the value of the portfolio's holdings going forward. 6 Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



6. Source: THE BOND BUYER, 9/3/02.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

   CLASS A                                       CHANGE       8/31/02    2/28/02
   -----------------------------------------------------------------------------
   Net Asset Value (NAV)                         +$0.12        $10.62     $10.50

   DISTRIBUTIONS (3/1/02-8/31/02)
   Dividend Income                               $0.237

PERFORMANCE

                                                                            INCEPTION
   CLASS A                                       6-MONTH   1-YEAR   5-YEAR  (4/30/93)
   ----------------------------------------------------------------------------------
   Cumulative Total Return 1                      +3.47%   +4.83%   +33.11%   +68.60%

   Average Annual Total Return 2                  -0.96%   +0.38%    +4.97%    +5.27%

   Avg. Ann. Total Return (9/30/02) 3                      +3.52%    +5.31%    +5.52%


   Distribution Rate 4                     4.22%

   Taxable Equivalent Distribution Rate 5  6.87%

   30-Day Standardized Yield 6             3.43%

   Taxable Equivalent Yield 5              5.59%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the 3.9 cent per share current monthly dividend and the maximum offering price of $11.09 per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MUNICIPAL BONDS. 1,2
--------------------------------------------------------------------------------


PORTFOLIO NOTES

Both the municipal and government bond markets benefited from generally disappointing economic news and steep stock market declines during the six months under review. Second quarter gross domestic product estimates were lower than expected, and the Federal Reserve Board, while maintaining the federal funds target rate at historically low levels, cited a higher risk of economic weakness at its August meeting. Additionally, the Dow Jones Industrial Average, Standard & Poor's Composite Index (S&P 500) and Nasdaq Composite Index dropped 13.44%, 16.59% and 23.85%, respectively. 3 Thus, investors flocked to the perceived safety of high-grade fixed income investments. Although the municipal bond market performed well, the government market's breadth, along with limited supply, contributed to Treasuries outperforming municipals over the period. For the six months ended August 31, 2002, the yield on the 30-year Treasury bond declined from 5.42% to 4.93%, while the 10-year Treasury bond yield declined from 4.88% to 4.14%. The Bond Buyer Municipal Bond Index (Bond Buyer 40) only fell from a yield of 5.25% on Feb



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 47.

ruary 28, 2002, to 5.12% on August 31, 2002. 4 Bond yields and prices move inversely so that as yields fall, prices rise.

The combination of low interest rates and generally declining tax receipts sparked a significant outbreak of municipal bond activity. Many municipalities took advantage of lower borrowing costs to issue new debt and refinance existing debt from earlier, higher interest rate cycles. Issuance year-to-date through August increased 20.9% from the same period last year to nearly $220 billion. 4 If this pace continues to year-end, 2002's total could eclipse 1993's $292 billion record. 5 The flood of new municipal bonds in the market was well-received by institutional and retail buyers, keeping demand buoyant.

The overall interest rate decline during the period had a positive effect on bond prices. Consequently, Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.13 on February 28, 2002, to $12.24 on August 31, 2002.

We focused primarily on remaining fully invested throughout the year under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. We mostly purchased specialty state bonds because of their narrower-than-usual spreads to general national market bonds. Specialty state bonds generally trade at lower yields than those of other state bonds due to supply/demand characteristics and credit quality. We reduced our exposure to insured hospital bonds as the difference in yields between that segment and others narrowed during the reporting period.

Notable purchases during the period include Baltimore, Maryland, Project Revenue for Wastewater Projects; Clearwater, Florida, Water and Sewer Revenue; and Orange County, Florida, Tourist Development Tax Revenue bonds. Sales included New Hanover, North Carolina, County Hospital Revenue; North Carolina Medical Care



PORTFOLIO BREAKDOWN

Franklin Insured
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------
Hospital & Health Care    20.9%

Utilities                 20.6%

Prerefunded               15.9%

General Obligation        11.8%

Transportation            10.9%

Subject to Government
Appropriations             5.7%

Higher Education           5.5%

Tax-Supported              4.9%

Housing                    2.5%

Other Revenue              1.0%

Corporate-Backed           0.3%




4. Source: THE BOND BUYER, 9/3/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.
5. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*

Franklin Insured Tax-Free Income Fund
3/1/02-8/31/02

                                                   DIVIDEND PER SHARE
                                         ---------------------------------------

MONTH                                      CLASS A      CLASS B       CLASS C
--------------------------------------------------------------------------------

March                                     4.8 cents    4.23 cents     4.24 cents

April                                     4.8 cents    4.23 cents     4.24 cents

May                                       4.8 cents    4.23 cents     4.24 cents

June                                      4.8 cents    4.25 cents     4.25 cents

July                                      4.8 cents    4.25 cents     4.25 cents

August                                    4.8 cents    4.25 cents     4.25 cents

--------------------------------------------------------------------------------
TOTAL                                    28.8 CENTS   25.44 CENTS    25.47 CENTS





*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Commission Health Care Facilities Revenue for Wakemed Project and for Novant Health Project; and North Carolina Medical Care Commission Hospital Revenue - Wayne Memorial Hospital Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $12.78 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.34% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Insured Tax-Free Income Fund. Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for shareholders with long-term investment horizons. It is important to remember that, over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                        CHANGE        8/31/02    2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.11        $12.24     $12.13

DISTRIBUTIONS (3/1/02-8/31/02)

Dividend Income                                $0.2880


CLASS B                                        CHANGE        8/31/02    2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.12        $12.29     $12.17

DISTRIBUTIONS (3/1/02-8/31/02)

Dividend Income                                $0.2544


CLASS C                                        CHANGE        8/31/02    2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.12        $12.33     $12.21

DISTRIBUTIONS (3/1/02-8/31/02)

Dividend Income                                $0.2547



              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                        6-MONTH   1-YEAR    5-YEAR     10-YEAR
-------------------------------------------------------------------------------------
Cumulative Total Return 1                      +3.36%     +5.26%   +32.12%    +79.63%

Average Annual Total Return 2                  -1.05%     +0.80%    +4.82%     +5.58%

Avg. Ann. Total Return (9/30/02) 3                        +3.45%    +5.05%     +5.79%


Distribution Rate 4                      4.51%

Taxable Equivalent Distribution Rate 5   7.34%

30-Day Standardized Yield 6              3.62%

Taxable Equivalent Yield 5               5.90%



                                                                            INCEPTION
CLASS B                                                 6-MONTH    1-YEAR    (2/1/00)
-------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +3.14%    +4.75%    +23.78%

Average Annual Total Return 2                             -0.86%    +0.75%     +7.58%

Avg. Ann. Total Return (9/30/02) 3                                  +3.53%     +8.22%


Distribution Rate 4                      4.13%

Taxable Equivalent Distribution Rate 5   6.73%

30-Day Standardized Yield 6              3.25%

Taxable Equivalent Yield 5               5.29%



                                                                            INCEPTION
CLASS C                                      6-MONTH     1-YEAR    5-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return 1                      +3.13%     +4.73%   +28.60%    +48.48%

Average Annual Total Return 2                  +1.14%     +2.72%    +4.95%     +5.39%

Avg. Ann. Total Return (9/30/02) 3                        +5.46%    +5.20%     +5.63%


Distribution Rate 4                      4.09%

Taxable Equivalent Distribution Rate 5   6.66%

30-Day Standardized Yield 6              3.21%

Taxable Equivalent Yield 5               5.23%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.
5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MASSACHUSETTS STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MASSACHUSETTS MUNICIPAL BONDS. 1,2
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE
[MASSACHUSETTS GRAPHIC OMITTED]

During the six months under review, Massachusetts' economic downturn continued as every industry slowed, especially the manufacturing and business services sectors. Additionally, the commonwealth's previously booming financial services and information technology industries continued to experience layoffs. Job losses and slower new job growth pushed Massachusetts' unemployment rate to 5.2% in August 2002, although it remained lower than the 5.7% national rate for the same month. 3 Also, the commonwealth's residents continued to earn relatively high wages, with Massachusetts' per capita income of $37,800 ranking the fourth-highest nationally. 4

Massachusetts' lower capital gains and personal income tax receipts contributed to a revenue decline that was among the steepest of the 50 states. Fiscal year 2002 tax collections, including personal and business income and sales taxes, fell 12% from the same period in fiscal year 2001 resulting in a $1.5 billion budget shortfall. 4,5 Recent legislative action implemented several steps to address this deficit. Assets, such as cash reserves from the budget stabilization, tobacco settlement and other trust funds, should cover two-thirds of the budget gap. Recurring spending cuts should handle the remaining one-third. A freeze on income tax cuts could also provide some relief to mounting budgetary stress. However, the commonwealth still has to


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RatingsDirect, 6/19/02.
5. Source: Moody's Investors Service, NEW ISSUE: MASSACHUSETTS (COMMONWEALTH
OF), 8/6/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 61.

contend with a heavy debt load that ranks as the nation's highest on a per-capita basis and third highest as a percentage of personal income. At period-end, tax-supported debt equaled 8.6% of total personal income, well above 2002's 50-state median of 2.3%. 5

Despite these challenges, independent credit rating agencies Standard & Poor's and Moody's Investors Service retained the commonwealth's ratings of AA- and Aa2. 6 However, Moody's also maintained Massachusetts' negative credit outlook, citing significant near-term pressures from weakened revenues and continued economic uncertainty. Although Massachusetts faces a slower growth environment and substantial borrowing needs in the future, the commonwealth's diverse and fundamentally sound economy combined with its track record of effective financial management should justify its high debt rating.


PORTFOLIO NOTES

Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Massachusetts Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.64 on February 28, 2002, to $11.79 on August 31, 2002.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. The Fund also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and repositioned the portfolio in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.



PORTFOLIO BREAKDOWN

Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/02

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Hospital & Health Care          18.6%

Higher Education                18.3%

General Obligation              16.3%

Transportation                  13.6%

Prerefunded                     12.5%

Utilities                       10.8%

Other Revenue                    6.8%

Housing                          2.6%

Subject to Government
Appropriations                   0.5%



6. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Massachusetts Insured Tax-Free Income Fund
3/1/02-8/31/02

                                                    DIVIDEND PER SHARE
                                                 ------------------------

MONTH                                              CLASS A      CLASS C
-------------------------------------------------------------------------

March                                             4.64 cents   4.10 cents

April                                             4.64 cents   4.10 cents

May                                               4.64 cents   4.10 cents

June                                              4.64 cents   4.12 cents

July                                              4.64 cents   4.12 cents

August                                            4.64 cents   4.12 cents

-------------------------------------------------------------------------
TOTAL                                            27.84 CENTS  24.66 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Notable purchases during the period include Massachusetts State GO, Salisbury GO, Massachusetts State Development Finance Agency Revenue - MBIA, Massachusetts State Development Finance Agency Revenue - Massachusetts/Saltonstall Redevelopment Building Corp. and Massachusetts State Health and Educational Facilities Authority Revenue - University of Massachusetts bonds. Sales included Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue - Arbors at Taunton Project and Massachusetts State Health and Educational Facilities Authority Revenue - Simmons College.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.39%, based on an annualization of the current 4.5 cent ($0.045) per share dividend and the maximum offering price of $12.31 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 41.85% would need to earn 7.54% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Massachusetts Insured Tax-Free Income Fund. Despite an increase in Massachusetts' new bond issuance to $9.4 billion year-to-date through August 31, up 34.8% from the same period in 2001, strong retail demand for Massachusetts municipal bonds should help support the value of the portfolio's holdings going forward. 7 Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



7. Source: THE BOND BUYER, 9/3/02.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MASSACHUSETTS
INSURED TAX-FREE
INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE       8/31/02     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.15        $11.79     $11.64

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2784


CLASS C                                       CHANGE       8/31/02     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.16        $11.86     $11.70

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2466



PERFORMANCE

CLASS A                                      6-MONTH     1-YEAR    5-YEAR    10-YEAR
------------------------------------------------------------------------------------
Cumulative Total Return 1                      +3.76%     +5.14%   +32.07%    +80.71%

Average Annual Total Return 2                  -0.68%     +0.69%    +4.80%     +5.64%

Avg. Ann. Total Return (9/30/02) 3                        +3.45%    +5.04%     +5.86%


Distribution Rate 4                       4.39%

Taxable Equivalent Distribution Rate 5    7.54%

30-Day Standardized Yield 6               3.73%

Taxable Equivalent Yield 5                6.41%



                                                                            INCEPTION
CLASS C                                      6-MONTH     1-YEAR    5-YEAR    (5/1/95)
-------------------------------------------------------------------------------------
Cumulative Total Return 1                      +3.54%     +4.63%   +28.57%    +48.80%

Average Annual Total Return 2                  +1.50%     +2.59%    +4.94%     +5.43%

Avg. Ann. Total Return (9/30/02) 3                        +5.43%    +5.18%     +5.69%


Distribution Rate 4                       3.98%

Taxable Equivalent Distribution Rate 5    6.84%

30-Day Standardized Yield 6               3.35%

Taxable Equivalent Yield 5                5.76%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Massachusetts state personal income tax bracket of 41.85%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MICHIGAN STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MICHIGAN MUNICIPAL BONDS. 1,2
--------------------------------------------------------------------------------


STATE UPDATE
[MICHIGAN GRAPHIC OMITTED]

Although Michigan's economy continued to experience challenges from the recent economic slowdown, the state began showing signs of improved job and payroll performance during the six months under review. Michigan's manufacturing-reliant economic base benefited from relatively solid auto sales following an 18-month manufacturing recession. The state's unemployment rate declined to 6.2% by period-end and became closer to national levels. 3

Despite a short-term boost in sales tax collections from strong auto sales, Michigan continued to face weak tax revenue performance. Tax cuts largely contributed to slower revenue growth with general fund revenues declining 8.2% from the previous year. 4 Additional spending requirements also negatively impacted the state's growing budget gap. Michigan's government identified various measures to balance its budget, including several one-time revenues and budget stabilization fund withdrawals of $155 million. The state also implemented a hiring freeze and across-the-board spending cuts, which should save $300 million in fiscal year 2002. Furthermore, Michigan's well-managed debt burden remained low. The state ranked 35th in debt per capita and 33rd in debt as a percentage of personal income. 5



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 6/13/02.
5. Source: Moody's Investors Service, NEW ISSUE: MICHIGAN (STATE OF), 6/14/02. The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 67.

PORTFOLIO BREAKDOWN

Franklin Michigan Insured
Tax-Free Income Fund
8/31/02

                      % OF TOTAL
                       LONG-TERM
                      INVESTMENTS
---------------------------------

Prerefunded                28.9%

General Obligation         26.5%

Hospital & Health Care     14.7%

Utilities                  12.1%

Transportation              8.8%

Higher Education            2.7%

Subject to Government
Appropriations              2.3%

Tax-Supported               2.1%

Other Revenue               1.7%

Housing                     0.2%



Looking forward, Moody's Investors Service, an independent credit rating agency, holds a negative outlook for the state based on weak projected revenue growth, mounting spending pressures and limited one-time revenue sources. However, Michigan's strong, albeit cyclical economy, proactive financial management, gains in economic diversification and traditionally low debt levels affirm the state's high investment-grade Aaa rating and should help provide financial flexibility in the long term. 6



PORTFOLIO NOTES

Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.25 on February 28, 2002, to $12.37 on August 31, 2002.

We focused primarily on a balanced approach of reducing the Fund's percentage of prerefunded bonds. Prerefunded bonds tend to experience rapid price declines to their call price as they approach approximately five years to their call date. Thus, we attempted to protect the Fund's share price and enhance the portfolio's overall structure and income-producing potential by selling bonds close to their call dates. However, given a lower interest-rate and higher bond-price environment, booking tax losses to possibly lower shareholders' future tax liabilities was more difficult. Consequently, the Fund had to distribute a capital gain in July 2002.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund -- What causes dividends and fund prices to fluctuate.")


6. This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Michigan Insured Tax-Free Income Fund
3/1/02-8/31/02

                                                  DIVIDEND PER SHARE
                                        ----------------------------------------

MONTH                                     CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------

March                                    4.88 cents    4.32 cents     4.31 cents

April                                    4.88 cents    4.32 cents     4.31 cents

May                                      4.88 cents    4.32 cents     4.31 cents

June                                     4.78 cents    4.22 cents     4.23 cents

July                                     4.78 cents    4.22 cents     4.23 cents

August                                   4.78 cents    4.22 cents     4.23 cents

--------------------------------------------------------------------------------
TOTAL                                   28.98 CENTS   25.62 CENTS    25.62 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Notable purchases during the period include Hazel Park School District GO, Oxford Area Community School District GO, Royal Oak Hospital Finance Authority Revenue - William Beaumont Hospital, and Michigan Municipal Bond Authority Revenue - Clean Water State Revolving Fund bonds. Sales consisted primarily of refunded bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.44%, based on an annualization of the current 4.78 cent ($0.0478) per share dividend and the maximum offering price of $12.92 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 41.12% would need to earn 7.54% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Michigan Insured Tax-Free Income Fund. Michigan's new bond issuance year-to-date through August 31 was $5.8 billion, a 10.4% decrease compared with the same period in 2001. 7 This reduced new-issue supply, combined with strong retail demand for Michigan municipal bonds, should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


7. Source: THE BOND BUYER, 9/3/02.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.12        $12.37     $12.25

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                 $0.2898
Long-Term Capital Gain                          $0.0109
                                                -------
      Total                                     $0.3007


CLASS B                                         CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.13        $12.42     $12.29

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                 $0.2562
Long-Term Capital Gain                          $0.0109
                                                -------
      Total                                     $0.2671


CLASS C                                         CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.13        $12.47     $12.34

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                 $0.2562
Long-Term Capital Gain                          $0.0109
                                                -------
      Total                                     $0.2671


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                            6-MONTH      1-YEAR      5-YEAR     10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.51%      +5.46%     +33.86%     +81.71%

Average Annual Total Return 2                        -0.86%      +0.95%      +5.09%      +5.70%

Avg. Ann. Total Return (9/30/02) 3                               +3.43%      +5.30%      +5.89%


Distribution Rate 4                        4.44%

Taxable Equivalent Distribution Rate 5     7.54%

30-Day Standardized Yield 6                3.43%

Taxable Equivalent Yield 5                 5.83%

                                                                                     INCEPTION
CLASS B                                                        6-MONTH      1-YEAR    (2/1/00)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                        +3.29%      +4.94%     +22.97%

Average Annual Total Return 2                                    -0.71%      +0.94%      +7.30%

Avg. Ann. Total Return (9/30/02) 3                                           +3.36%      +7.90%


Distribution Rate 4                        4.07%

Taxable Equivalent Distribution Rate 5     6.91%

30-Day Standardized Yield 6                3.05%

Taxable Equivalent Yield 5                 5.18%

                                                                                      INCEPTION
CLASS C                                            6-MONTH      1-YEAR      5-YEAR     (5/1/95)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.28%      +4.93%   +30.35%       +50.52%

Average Annual Total Return 2                        +1.30%      +2.85%    +5.24%        +5.59%

Avg. Ann. Total Return (9/30/02) 3                               +5.31%    +5.44%        +5.81%


Distribution Rate 4                        4.03%

Taxable Equivalent Distribution Rate 5     6.84%

30-Day Standardized Yield 6                3.03%

Taxable Equivalent Yield 5                 5.15%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Michigan state personal income tax bracket of 41.12%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MINNESOTA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MINNESOTA MUNICIPAL BONDS. 1,2
--------------------------------------------------------------------------------


STATE UPDATE
[MINNESOTA GRAPHIC OMITTED]

Minnesota's deep and diverse economy helped the state weather the current national economic downturn and began showing signs of stabilizing during the six months under review. However, layoffs by major employers such as Northwest Airlines and Minnesota's concentration in the ailing manufacturing sector negatively impacted the state's employment situation. Minnesota's unemployment rate increased to 4.3% by period-end, although it remained lower than the 5.7% national rate. 3 Also, the state remains wealthy with the eighth-highest per capita income in the nation, placing it ahead of its midwestern neighbors. 4

After years of high growth, Minnesota's revenues fell 7.6%, resulting in a nearly $2.5 billion deficit for the 2002-2003 biennium. 5 Lower individual income tax, sales tax and corporate income tax collections largely contributed to the decline. The state's government identified various measures to balance its budget, including the use of one-time measures, payment shifts and spending cuts. Although Minnesota's cash flow reserves have been depleted, ample liquidity remained with $1.1 billion in tobacco funds and $319 million in budget reserves. 5

The state's debt levels stayed within its target ratios and consistently straddled national medians, reflecting Minnesota's commitment to keeping its debt moderate. For 2002,



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, MINNESOTA (STATE OF), 7/02.

5. Source: Standard & Poor's, RATINGS DIRECT, 6/14/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 74.

PORTFOLIO BREAKDOWN

Franklin Minnesota Insured
Tax-Free Income Fund
8/31/02

                            % OF TOTAL
                             LONG-TERM
                            INVESTMENTS
---------------------------------------
General Obligation                37.6%

Hospital & Health Care            18.2%

Housing                           17.4%

Utilities                          9.8%

Transportation                     5.2%

Prerefunded                        4.6%

Higher Education                   2.8%

Tax-Supported                      1.8%

Subject to Government
Appropriations                     1.6%

Other Revenue                      1.0%



debt per capita was $576 or 1.8% of personal income, compared with the national medians of $573 and 2.3%. 4

Looking forward, Moody's Investors Service, an independent credit rating agency, holds a negative outlook for the state based on weak projected revenue growth, mounting spending pressures and limited one-time revenue sources. However, Minnesota's diverse economic base, moderate debt levels, strong financial management and remaining financial reserves affirm Moody's Aaa debt rating. 6


PORTFOLIO NOTES

Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.99 on February 28, 2002, to $12.09 on August 31, 2002.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. The Fund also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and repositioned the portfolio in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the period include Hopkins, Lakeville, Rush City and Lake Superior ISD GO bonds. Sales included Park Rapids ISD, Minneapolis MFR for Riverside Plaza and Minnesota Agriculture and Economic Development Board Revenue
- Evangelical Lutheran Good Samaritan for Society Project bonds.


6. This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Minnesota Insured Tax-Free Income Fund
3/1/02-8/31/02

                                                          DIVIDEND PER SHARE
                                                       ------------------------
MONTH                                                    CLASS A      CLASS C
-------------------------------------------------------------------------------
March                                                   4.78 cents   4.21 cents

April                                                   4.78 cents   4.21 cents

May                                                     4.78 cents   4.21 cents

June                                                    4.78 cents   4.24 cents

July                                                    4.78 cents   4.24 cents

August                                                  4.78 cents   4.24 cents

-------------------------------------------------------------------------------
TOTAL                                                  28.68 CENTS  25.35 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.45%, based on an annualization of the current 4.68 cent ($0.0468) per share dividend and the maximum offering price of $12.63 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 43.42% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Minnesota Insured Tax-Free Income Fund. Despite an increase in Minnesota's new bond issuance to $4.3 billion year-to-date through August 31, up 46.3% from the same period in 2001, strong retail demand for Minnesota municipal bonds should help support the value of the portfolio's holdings going forward. 7 Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



7. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                         CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.10         $12.09     $11.99

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                 $0.2868


CLASS C                                         CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           +$0.11         $12.16     $12.05

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                 $0.2535



PERFORMANCE



CLASS A                                            6-MONTH      1-YEAR      5-YEAR     10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.29%      +4.88%     +29.96%     +73.64%

Average Annual Total Return 2                        -1.08%      +0.39%      +4.46%      +5.22%

Avg. Ann. Total Return (9/30/02) 3                               +2.82%      +4.68%      +5.42%


Distribution Rate 4                        4.45%

Taxable Equivalent Distribution Rate 5     7.86%

30-Day Standardized Yield 6                3.65%

Taxable Equivalent Yield 5                 6.45%



                                                                                     INCEPTION
CLASS C                                            6-MONTH      1-YEAR      5-YEAR    (5/1/95)
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.08%      +4.36%     +26.56%     +44.68%

Average Annual Total Return 2                        +1.07%      +2.35%      +4.62%      +5.02%

Avg. Ann. Total Return (9/30/02) 3                               +4.78%      +4.83%      +5.23%


Distribution Rate 4                        4.10%

Taxable Equivalent Distribution Rate 5     7.25%

30-Day Standardized Yield 6                3.27%

Taxable Equivalent Yield 5                 5.78%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Minnesota state personal income tax bracket of 43.42%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN OHIO INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OHIO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED OHIO MUNICIPAL BONDS. 1,2
--------------------------------------------------------------------------------


STATE UPDATE
[OHIO GRAPHIC OMITTED]

Although Ohio's economy continued to diversify, manufacturing remained its dominant sector relative to the nation. Manufacturing, along with transportation, suffered the most during the current economic slowdown. Layoffs by major manufacturing plants such as Ford Motor and Philips Electronics negatively impacted the state's employment situation. However, Ohio's unemployment rate decreased to 5.5% by period-end and remained slightly lower than the 5.7% national rate. 3 While slightly lagging behind U.S. averages, the state maintained average wealth and income levels.

Ohio's weakened economy contributed to a significant revenue decline. Fiscal year 2002 tax collections fell by $791 million or 4.9% below October 2001's revised revenue estimate. 4 Reduced corporate franchise tax and non-auto sales tax collections accounted for most of the shortfall. The state's government responded by rearranging priorities and working out a plan to cut spending and restore budget balance. Measures implemented include 6% annual spending cuts for most state agencies and using $534 million from the budget stabilization fund and $345 million from the tobacco settlement fund. 4 Ohio also expects to employ several one-time revenue enhancements such as a cigarette tax increase, a state income tax extension to Ohio-based trusts and Ohio business tax exemption from the recent federal stimulus package.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Source: Bureau of Labor Statistics.

4. Source: Moody's Investors Service, OHIO (STATE OF), 8/12/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

The state's debt levels, although above national medians, remained moderate. For 2002, debt per capita was $749 or 2.6% of personal income, compared with the national medians of $573 and 2.3%. 4,5

Despite these challenges, independent credit rating agencies Standard & Poor's and Moody's Investors Service retained Ohio's ratings of AA+ and Aa1. 6 However, both rating agencies hold a negative credit outlook for the state, citing significant near-term pressures from weak projected revenue growth, mounting spending pressures, limited one-time revenue sources and continued economic uncertainty. Nevertheless, Ohio's diverse economic base, moderate debt levels, prudent fiscal management and healthy balance sheets affirm the state's high investment-grade ratings and should help provide financial flexibility for the long term.


PORTFOLIO NOTES

Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Ohio Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.37 on February 28, 2002, to $12.47 on August 31, 2002.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. The Fund also sold prerefunded bonds and reinvested the proceeds in longer-maturity bonds to preserve capital and take advantage of the steep municipal yield curve. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.



PORTFOLIO BREAKDOWN

Franklin Ohio Insured
Tax-Free Income Fund
8/31/02

                       % OF TOTAL
                        LONG-TERM
                       INVESTMENTS
----------------------------------
General Obligation           39.8%

Utilities                    19.4%

Prerefunded                  14.6%

Higher Education              5.5%

Hospital & Health Care        5.4%

Transportation                4.1%

Tax-Supported                 3.5%

Housing                       3.0%

Corporate Backed              2.9%

Subject to Government
Appropriations                1.2%

Other Revenue                 0.6%


5. Source: Moody's Investors Service, MINNESOTA (STATE OF), 7/02.

6. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*

Franklin Ohio Insured Tax-Free Income Fund
3/1/02-8/31/02

                                              DIVIDEND PER SHARE
                                   ---------------------------------------------

MONTH                                CLASS A        CLASS B         CLASS C
--------------------------------------------------------------------------------

March                               4.95 cents      4.38 cents       4.37 cents

April                               4.95 cents      4.38 cents       4.37 cents

May                                 4.95 cents      4.38 cents       4.37 cents

June                                4.90 cents      4.34 cents       4.34 cents

July                                4.90 cents      4.34 cents       4.34 cents

August                              4.90 cents      4.34 cents       4.34 cents

--------------------------------------------------------------------------------
TOTAL                              29.55 CENTS     26.16 CENTS      26.13 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from new cash inflows at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund -- What causes dividends and fund prices to fluctuate.")

Notable purchases during the period include GO bonds issued for Hamilton County Sales Tax; Van Wert City School District; Butler County, Judgement Bonds; Tri-Valley Local School District; Mad River Local School District; and Puerto Rico Commonwealth - Public Improvement. Sales included Kent State University revenue, Cleveland Waterworks revenue, Lake County Hospital Facilities revenue, Milford Exempted Village School District GO and Jackson Center Local School District Shelby County GO bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.47%, based on an annualization of the current 4.85 cent ($0.0485) per share dividend and the maximum offering price of $13.02 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of 43.21% would need to earn 7.87% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Ohio Insured Tax-Free Income Fund. Ohio's new bond issuance year-to-date through August 31 was $4.7 billion, a 31.8% decrease compared with the same period in 2001. 7 This reduced new-issue supply, combined with strong retail demand for Ohio municipal bonds, should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



7. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                                       CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.10        $12.47     $12.37

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2955


CLASS B                                       CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.10        $12.50     $12.40

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2616


Class C                                       Change        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.10        $12.55     $12.45

DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2613


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                            6-MONTH      1-YEAR      5-YEAR     10-YEAR
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +3.27%      +5.42%     +31.66%     +80.09%

Average Annual Total Return 2                        -1.13%      +0.94%      +4.75%      +5.60%

Avg. Ann. Total Return (9/30/02) 3                               +2.99%      +4.91%      +5.79%


Distribution Rate 4                        4.47%

Taxable Equivalent Distribution Rate 5     7.87%

30-Day Standardized Yield 6                3.35%

Taxable Equivalent Yield 5                 5.90%


                                                                                     INCEPTION
CLASS B                                                        6-MONTH      1-YEAR    (2/1/00)
----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                        +2.97%      +4.82%     +22.50%

Average Annual Total Return 2                                    -1.03%      +0.82%      +7.14%

Avg. Ann. Total Return (9/30/02) 3                                           +3.04%      +7.71%


Distribution Rate 4                        4.10%

Taxable Equivalent Distribution Rate 5     7.22%

30-Day Standardized Yield 6                2.99%

Taxable Equivalent Yield 5                 5.27%


                                                                                      INCEPTION
CLASS C                                            6-MONTH      1-YEAR      5-YEAR     (5/1/95)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                            +2.96%      +4.81%     +28.07%     +48.75%

Average Annual Total Return 2                        +0.90%      +2.74%      +4.87%      +5.42%

Avg. Ann. Total Return (9/30/02) 3                               +4.92%      +5.06%      +5.63%


Distribution Rate 4                        4.06%

Taxable Equivalent Distribution Rate 5     7.15%

30-Day Standardized Yield 6                3.01%

Taxable Equivalent Yield 5                 5.30%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Ohio state personal income tax bracket of 43.21%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS



MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND


                                                          SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002  ------------------------------------------------------
                                                             (UNAUDITED)     2002        2001        2000        1999       1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................      $10.50      $10.36      $ 9.61      $10.53      $10.43      $ 9.99
                                                              --------------------------------------------------------------------
Income from investment operations:
 Net investment income a .................................         .23         .48         .49         .48         .51         .53
 Net realized and unrealized gains (losses) ..............         .12         .14         .74        (.92)        .10         .44
                                                              --------------------------------------------------------------------
Total from investment operations .........................         .35         .62        1.23        (.44)        .61         .97
                                                              --------------------------------------------------------------------
Less distributions from net investment income ............        (.24)       (.48)       (.48)       (.48)       (.51)       (.53)
                                                              --------------------------------------------------------------------
Net asset value, end of period ...........................      $10.61      $10.50      $10.36      $ 9.61      $10.53      $10.43
                                                              ====================================================================

Total return b ...........................................       3.47%       6.14%      13.10%       (4.22)%     6.01%       9.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................    $139,204    $127,595    $116,581    $108,831    $124,488    $101,506
Ratios to average net assets:
 Expenses ................................................        .76% c      .78%        .78%        .76%        .42%        .35%
 Expenses excluding waiver and payments by affiliate .....        .76% c      .78%        .78%        .77%        .79%        .80%
 Net investment income ...................................       4.48% c     4.58%       4.87%       4.79%       4.88%       5.16%
Portfolio turnover rate ..................................       8.83%      23.17%      29.18%      23.92%       1.81%       8.08%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)

                                                                                                     PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                          AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.9%

  Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 .....................     $2,500,000       $  2,546,825
  Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ...............................      1,000,000          1,029,670
  Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
    5.00%, 10/01/27 ............................................................................      1,025,000          1,025,636
  Broward County HFAR, FSA Insured,
    5.65%, 11/01/22 ............................................................................        405,000            417,259
    5.70%, 11/01/29 ............................................................................        225,000            229,894
  Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .......................      2,850,000          2,862,996
  Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 .........      1,000,000          1,054,470
  Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 .......      1,890,000          1,938,006
  Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ....................      1,000,000          1,030,910
  Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 .....      1,000,000          1,002,480
  Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 .............................      1,315,000          1,321,536
  Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 .....      1,920,000          2,014,848
  Escambia County Utilities Authority Utility System Revenue,
    FGIC Insured, 5.00%, 1/01/31 ...............................................................      1,775,000          1,778,461
    Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ..........................................      2,000,000          2,028,140
  Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 .............      1,600,000          1,699,712
  Florida HFC Revenue,
    Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 .................      1,205,000          1,276,685
    Marina Bay Apartments, Series S, FSA Insured, 5.85%, 8/01/41 ...............................      1,070,000          1,157,119
a Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
    5.00%, 8/10/32 .............................................................................      3,570,000          3,564,324
  Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ..................      2,000,000          2,008,100
  Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
    5.25%, 7/01/30 .............................................................................      2,000,000          2,038,020
  Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 .....................................................      3,000,000          3,055,050
  Florida State Department of General Services Division Facilities Management Revenue, Florida
  Facilities Pool, Series B, FSA Insured,
    5.50%, 9/01/28 .............................................................................        550,000            573,073
  Gulf Breeze Revenue,
    FGIC Insured, 5.80%, 12/01/20 ..............................................................      1,250,000          1,389,475
    Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 ...............................      1,915,000          2,177,412
  Hernando County Water and Sewer Revenue, FGIC Insured, 6.00%, 6/01/19 ........................      1,035,000          1,066,071
  Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 ............................................................................      1,500,000          1,664,730
  Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 ..........................      2,000,000          2,053,220
  Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ....................      1,250,000          1,299,688
  Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
    5.75%, 8/01/16 .............................................................................      1,090,000          1,196,537
    5.50%, 8/01/22 .............................................................................        500,000            520,395
a Jacksonville Capital Improvement Revenue, Refunding, Crossover, Series C, AMBAC Insured,
    5.00%, 10/01/25 ............................................................................      4,000,000          3,978,160
  Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 ............................................................................      1,000,000          1,002,320
  Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ...........................      2,000,000          2,010,060
  Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 ....      1,000,000          1,114,730
  Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
    5.80%, 10/01/18 ............................................................................      1,415,000          1,522,087
  Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 ............................................................................        500,000            549,340
  Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 ...........................      4,000,000          4,301,040
  Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured,
    6.05%,
    11/01/15 ...................................................................................      2,000,000          2,221,880
    11/01/20 ...................................................................................      1,500,000          1,635,915
  Lynn Haven Capital Improvement Revenue,
    MBIA Insured, 5.50%, 12/01/32 ..............................................................      2,000,000          2,091,180
    Series A, MBIA Insured, 5.75%, 12/01/16 ....................................................      1,000,000          1,094,230
  Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ..........................      1,500,000          1,503,465
  Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24         215,000            229,919
  Martin County Improvement Revenue, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/14 ..............      1,000,000          1,109,320
  Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...........................      3,000,000          3,009,330
  Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured,
    5.75%, 10/01/29 ............................................................................      2,500,000          2,688,250
  Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25      2,000,000          2,229,740
  Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 .......................      5,000,000          5,010,100
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ........................      4,220,000          4,423,953

FRANKLIN TAX-FREE TRUST

                                                                                                  PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                       AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Orange County Capital Improvement Revenue,
    AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 ...............................................     $  500,000         $  511,725
    Refunding, AMBAC Insured, 6.00%, 10/01/22 ..................................................        490,000            501,280
  Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 ..............................................................        700,000            718,228
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ......................................      1,700,000          1,746,631
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .....................      1,000,000          1,090,780
  Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ................................      1,000,000          1,040,220
  Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
    10/01/22 ...................................................................................      1,000,000          1,051,920
    10/01/31 ...................................................................................      2,500,000          2,599,250
    10/01/32 ...................................................................................      2,000,000          2,096,980
  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
    5.70%, 12/01/17 ............................................................................        480,000            495,821
  Osceola County Tourist Development Tax Revenue, Series A, FGIC Insured, 5.00%, 10/01/32 ......      3,000,000          3,006,960
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 .      1,225,000          1,254,437
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ..........      1,000,000          1,086,220
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .............      2,000,000          2,078,960
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ...........................................................................      2,000,000          2,023,920
  Palm Beach County School Board COP, Series A,
    AMBAC Insured, 5.125%, 8/01/24 .............................................................      5,000,000          5,083,300
    FGIC Insured, 6.00%, 8/01/22 ...............................................................      3,000,000          3,555,030
  Panama City Beach Utility Revenue, AMBAC Insured, 5.00%, 6/01/32 .............................      2,000,000          1,984,540
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ...........      1,000,000          1,103,010
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ..........................      1,000,000          1,004,370
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 ......      1,000,000          1,053,010
  Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ......................        520,000            558,454
  Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 ......      1,000,000          1,100,920
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
    Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%, 5/01/25 ....................      5,000,000          5,114,850
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32       2,240,000          2,507,187
  Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
    6.70%, 10/01/14 ............................................................................        500,000            528,540
    6.80%, 10/01/24 ............................................................................        500,000            529,070
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ..............................      1,000,000          1,040,240
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ..............        490,000            545,556
  West Melbourne Water and Sewer Revenue,
    FGIC Insured, 6.75%, 10/01/14 ..............................................................        315,000            347,697
    Pre-Refunded, FGIC Insured, 6.75%, 10/01/14 ................................................        185,000            206,249
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $127,772,864) ..............................................                       136,311,116
                                                                                                                      ------------

b SHORT TERM INVESTMENTS 6.3%
  Jacksonville Educational Facilities Revenue, Jacksonville University Project, Weekly VRDN
    and Put, 1.35%, 10/01/22 ...................................................................        700,000            700,000
  Nassau County Solid Waste System Revenue, Refunding, Weekly VRDN and Put, 1.35%, 7/01/13 .....      1,000,000          1,000,000
  Orange County School Board COP, Series B,
    Daily VRDN and Put, 1.85%, 8/01/25 .........................................................      1,195,000          1,195,000
    MBIA Insured, Daily VRDN and Put, 1.85%, 8/01/27 ...........................................      1,700,000          1,700,000
  Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 1.85%, 12/01/15 .........................................      4,000,000          4,000,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 .........................................        200,000            200,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,795,000) ...............................................                         8,795,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $136,567,864) 104.2% .................................................                       145,106,116
  OTHER ASSETS, LESS LIABILITIES (4.2)% ........................................................                        (5,901,758)
                                                                                                                      ------------
  NET ASSETS 100.0% ............................................................................                      $139,204,358
                                                                                                                      ============

See glossary of terms on page 87.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN INSURED TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                AUGUST 31, 2002     -------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2002         2001        2000 d         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.13         $11.98       $11.24       $12.26        $12.31       $12.15
                                                  -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .29            .59          .60          .61           .63          .66
 Net realized and unrealized gains (losses) ....         .11            .16          .74        (1.00)          .06          .29
                                                  -------------------------------------------------------------------------------
Total from investment operations ...............         .40            .75         1.34         (.39)          .69          .95
                                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.29)          (.60)        (.60)        (.61)         (.64)        (.67)
 Net realized gains                                       --             --           --         (.02)         (.10)        (.12)
                                                  -------------------------------------------------------------------------------
Total distributions ............................        (.29)          (.60)        (.60)        (.63)         (.74)        (.79)
                                                  -------------------------------------------------------------------------------
Net asset value, end of period .................      $12.24         $12.13       $11.98       $11.24        $12.26       $12.31
                                                  ===============================================================================

Total return b .................................        3.36%          6.39%       12.24%       (3.21)%        5.72%        8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $1,593,788     $1,554,245   $1,472,089   $1,445,546    $1,727,014   $1,685,260
Ratios to average net assets:
 Expenses ......................................        .64% c         .63%         .62%         .62%          .62%         .61%
 Net investment income                                 4.80% c        4.90%        5.23%        5.23%         5.11%       5.44%
Portfolio turnover rate ........................        5.14%         8.48%       10.40%       13.29%        13.16%       27.77%



CLASS B
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.17         $12.00       $11.24       $11.14
                                                     -------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .26            .53          .55          .05
 Net realized and unrealized gains .............         .11            .17          .75          .10
                                                     -------------------------------------------------
Total from investment operations ...............         .37            .70         1.30          .15
                                                     -------------------------------------------------
Less distributions from net investment income ..        (.25)          (.53)        (.54)        (.05)
                                                     -------------------------------------------------
Net asset value, end of period .................      $12.29         $12.17       $12.00       $11.24
                                                     =================================================

Total return b .................................       3.14%          5.96%       11.80%        1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $59,634        $38,158       $6,291          $63
Ratio to average net assets:
 Expenses ......................................       1.20% c        1.18%        1.18%        1.18% c
 Net investment income .........................       4.24% c        4.35%        4.68%        5.23% c
Portfolio turnover rate ........................       5.14%          8.48%       10.40%       13.29%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

d For the period February 1, 2000 (effective date) to February 29, 2000 for
  Class B.

FRANKLIN TAX-FREE TRUST

FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)


                                                           SIX MONTHS ENDED              YEAR ENDED FEBRUARY 28,
                                                            AUGUST 31, 2002 --------------------------------------------------------
CLASS C                                                      (UNAUDITED)    2002     2001      2000      1999     1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.21         $12.05       $11.31       $12.33        $12.38       $12.21
                                                    --------------------------------------------------------------------------------
Income from investment operations:
Net investment income a ........................         .26            .53          .55          .55           .57          .60
Net realized and unrealized gains (losses) .....         .11            .16          .73        (1.00)          .05          .29
                                                    --------------------------------------------------------------------------------
Total from investment operations ...............         .37            .69         1.28         (.45)          .62          .89
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.25)          (.53)        (.54)        (.55)         (.57)        (.60)
 Net realized gains                                       --             --           --         (.02)         (.10)        (.12)
                                                    --------------------------------------------------------------------------------
Total distributions ............................        (.25)          (.53)        (.54)        (.57)         (.67)        (.72)
                                                    --------------------------------------------------------------------------------
Net asset value, end of period .................      $12.33         $12.21       $12.05       $11.31        $12.33       $12.38
                                                    ================================================================================

Total return b .................................       3.13%          5.84%       11.55%      (3.74)%         5.12%        7.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $110,094        $90,403      $62,212      $56,627       $65,166      $38,057
Ratios to average net assets:
 Expenses ......................................       1.18% c        1.18%        1.18%        1.18%         1.18%        1.18%
 Net investment income .........................       4.26% c        4.35%        4.67%        4.66%         4.54%        4.86%
Portfolio turnover rate ........................       5.14%          8.48%       10.40%       13.29%        13.16%       27.77%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)

                                                                                                     PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 99.1%
  BONDS 97.8%

  ALABAMA 4.0%
  Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan,
    Series A, AMBAC Insured, 5.25%, 8/15/21 ....................................................    $ 2,700,000         $2,803,775
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%, 6/01/18 ....      5,000,000          5,232,450
  Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured,
    5.25%, 6/01/32 .............................................................................      5,000,000          5,072,600
  Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%, 6/01/30 ..      1,670,000          1,746,436
  East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured, 5.25%, 9/01/28 .....................................................      7,000,000          7,081,970
  Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
    4/01/27 ....................................................................................      3,260,000          3,331,557
    4/01/33 ....................................................................................      4,890,000          4,969,169
  Jefferson County Sewer Revenue, Capital Improvement Warrants,
    Series A, FGIC Insured, 5.125%, 2/01/29 ....................................................     22,050,000         22,236,102
    Series D, FGIC Insured, 5.75%, 2/01/22 .....................................................      5,000,000          5,323,150
  Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
    Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ...........................................      4,000,000          4,318,240
  Muscle Shoals GO, Warrants, MBIA Insured, 5.50%, 8/01/30 .....................................      2,000,000          2,101,200
  University of Alabama University Revenue, FGIC Insured, 5.25%, 10/01/27 ......................      5,975,000          6,091,393
                                                                                                                      ------------
                                                                                                                        70,308,042
                                                                                                                      ------------
  ALASKA 1.1%
  Alaska Energy Authority Power Revenue, Bradley Lake Project, MBIA Insured, 6.25%, 7/01/21 ....          5,000              5,021
  Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ............      3,000,000          3,131,310
  Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
    Series A, MBIA Insured, 6.125%, 4/01/27 ....................................................      5,000,000          5,494,500
  Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
    6.00%, 6/01/27 .............................................................................      5,000,000          5,153,750
    5.875%, 12/01/30 ...........................................................................        215,000            220,274
    6.10%, 12/01/37 ............................................................................      5,000,000          5,192,150
  University of Alaska Revenues, Series B, AMBAC Insured, Pre-Refunded, 6.50%, 10/01/17 ........        250,000            250,950
                                                                                                                      ------------
                                                                                                                        19,447,955
                                                                                                                      ------------
  ARIZONA 2.9%
  Arizona State Municipal Financing Program COP, Series 1986-20, MBIA Insured, ETM,
    7.70%, 8/01/10 .............................................................................      6,000,000          7,590,360
  Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 .........        500,000            633,435
    Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding,
    Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ...............................................        300,000            385,023
  Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 .............................................................................     18,000,000         19,332,540
    5.625%, 1/01/29 ............................................................................     12,655,000         13,363,427
  Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 .......      3,000,000          3,154,530
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ..........................................      1,150,000          1,163,306
  Tuscon Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/10 ..............      5,000,000          5,705,000
                                                                                                                      ------------
                                                                                                                        51,327,621
                                                                                                                      ------------
  ARKANSAS .9%
  Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA Insured,
    6.50%, 7/01/10 .............................................................................      2,000,000          2,390,720
  Little Rock School District GO,
    Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ...........................................      3,970,000          4,138,765
    Series C, FSA Insured, 5.25%, 2/01/33 ......................................................      7,790,000          7,959,510
  Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 .........................      1,000,000          1,061,390
                                                                                                                      ------------
                                                                                                                        15,550,385
                                                                                                                      ------------
  CALIFORNIA 1.8%
  Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .................     15,000,000         21,087,300
  Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA Insured,
    6.10%, 8/01/19 .............................................................................      1,515,000          1,543,664
  Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
    5.50%, 2/01/14 .............................................................................        250,000            287,280
  Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 .........      2,750,000          2,841,025
  San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 .................      1,035,000          1,088,634
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
    MBIA Insured, 5.25%, 1/15/30 ...............................................................      4,000,000          4,117,320
                                                                                                                      ------------
                                                                                                                        30,965,223
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST


                                                                                                    PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  COLORADO 4.5%
  Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ................................    $ 8,695,000       $  8,893,246
  Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 ...............................................      3,000,000          3,306,300
  Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A,
    FSA Insured, 5.125%, 12/01/17 ..............................................................      5,000,000          5,220,500
  Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program, Series A,
    FSA Insured, 7.25%, 7/15/17 ................................................................        334,000            339,989
  Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured, 5.00%, 9/01/21 ...............................................................      5,000,000          5,085,450
  Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ..................      2,455,000          2,667,996
  Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ....................................................................................        350,000            354,704
    3/01/17 ....................................................................................        440,000            445,914
  Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 6.70%, 11/01/12 ....................................................      2,000,000          2,014,620
  Denver City and County Airport Revenue,
    Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ..............................................      8,000,000          8,795,512
    Series E, MBIA Insured, 5.50%, 11/15/25 ....................................................      5,000,000          5,221,350
  Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
    6.00%, 10/01/15 ............................................................................      3,000,000          3,185,670
  Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured,
    Pre-Refunded, 6.60%, 12/15/14 ..............................................................      3,600,000          3,951,144
  Goldsmith Metropolitan District GO, Refunding, MBIA Insured, 6.125%, 12/01/12 ................      2,000,000          2,021,020
  Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ...............................      5,000,000          5,157,750
  Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...................         40,000             40,856
  La Plata County School District No. R-9 GO, Durango City, FGIC Insured, 6.55%, 11/01/12 ......        490,000            498,521
  Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
    5.50%, 6/01/12 .............................................................................      1,000,000          1,036,500
  Mountain College Residence Hall Authority Revenue, MBIA Insured,
    5.625%, 6/01/12 ............................................................................      1,900,000          2,043,070
    5.75%, 6/01/23 .............................................................................      3,000,000          3,211,710
  Post-Secondary Educational Facilities Authority Revenue, University of Denver Project,
    Refunding, Connie Lee Insured, 6.00%, 3/01/10 ..............................................      1,000,000          1,030,010
  Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ............        235,000            239,190
  University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
    5.20%, 11/15/17 ............................................................................      5,425,000          5,693,212
    5.25%, 11/15/22 ............................................................................      7,800,000          7,977,528
                                                                                                                      ------------
                                                                                                                        78,431,762
                                                                                                                      ------------
  CONNECTICUT .3%
  Connecticut State Health and Educational Facilities Authority Revenue,
    Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ...................................        335,000            340,893
    Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 .....................................      2,450,000          2,609,495
    Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 .....................      2,000,000          2,201,840
                                                                                                                      ------------
                                                                                                                         5,152,228
                                                                                                                      ------------
  DELAWARE .2%
  Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
    Pre-Refunded, 7.00%, 10/01/15 ..............................................................      2,900,000          3,147,834
                                                                                                                      ------------
  FLORIDA 7.4%
  Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ............................      1,800,000          1,846,170
  Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ..................      1,000,000          1,056,120
  Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
    12/01/28 ...................................................................................     11,050,000         11,093,095
    12/01/32 ...................................................................................     13,665,000         13,696,566
  Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..............        200,000            252,340
  Florida State Board of Education Capital Outlay GO, Public Education, Series B, FGIC Insured,
    5.00%, 6/01/23 .............................................................................      5,395,000          5,448,195
a Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 ..................      4,245,000          4,265,716
  Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
    5.25%, 10/01/28 ............................................................................      2,500,000          2,547,650
  Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 ............................................................................      1,000,000          1,109,820
  Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ........      3,000,000          3,172,380
  Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 ...............................      5,000,000          5,014,300
  Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 ...........................     11,000,000         11,230,340

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  FLORIDA (CONT.)
  Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
    11/01/15 ...................................................................................    $ 1,000,000       $  1,110,940
    11/01/20 ...................................................................................      1,000,000          1,090,610
  Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ........................      2,000,000          2,115,900
  Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .................      5,000,000          5,773,400
  Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 .........................      1,000,000          1,072,180
  Orange County Health Facilities Authority Revenue,
    MBIA Insured, 6.00%, 11/01/24 ..............................................................        260,000            266,770
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 11/01/24 ......................................        740,000            760,298
  Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .......................     10,000,000         10,030,500
  Orange County Tourist Development Tax Revenue, AMBAC Insured,
    5.25%, 10/01/27 ............................................................................     10,000,000         10,233,800
    5.50%, 10/01/31 ............................................................................      1,000,000          1,039,700
  Orlando and Orange County Expressway Authority Expressway Revenue, junior lien, FGIC Insured,
    6.50%,
    7/01/10 ....................................................................................        100,000            120,140
    7/01/12 ....................................................................................        225,000            275,227
  Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 .....................     13,000,000         13,309,920
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 .      1,000,000          1,024,030
  Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 ............................................................................      4,000,000          3,975,760
  Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ..............        925,000            955,701
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ..........................      5,000,000          5,027,050
  Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 ........      3,500,000          3,554,740
  Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
    7.15%, 11/01/15 ............................................................................        250,000            329,628
  Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..................      2,000,000          2,086,540
  Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ..........      2,000,000          2,343,760
  Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
    Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ........................................      3,500,000          3,691,170
                                                                                                                      ------------
                                                                                                                       130,920,456
                                                                                                                      ------------
  GEORGIA 4.2%
  Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ........     13,750,000         14,417,150
  Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 .........................................      3,775,000          3,851,708
  Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
    5.00%, 11/01/29 ............................................................................      4,750,000          4,759,595
    Pre-Refunded, 5.00%, 11/01/29 ..............................................................      5,250,000          5,854,748
  Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 ..      1,535,000          1,847,772
  Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding, 2nd Series,
    AMBAC Insured, 5.25%, 5/01/34 ..............................................................      5,000,000          5,040,950
  Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 ...............................................................      1,500,000          1,504,785
    MBIA Insured, 6.90%, 8/01/18 ...............................................................         15,000             15,268
  Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
    6.50%, 7/01/24 .............................................................................        985,000          1,002,277
  Fulton County Development Authority Revenue, Georgia Tech Athletic Association, Refunding,
    AMBAC Insured, 5.125%, 10/01/32 ............................................................      8,000,000          8,068,960
  Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
    Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ...........................................     15,000,000         16,078,650
  Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ................      3,500,000          3,702,650
  Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A, MBIA Insured,
    5.55%, 1/01/24 .............................................................................      1,590,000          1,633,137
  Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 ............................................................................      6,350,000          6,527,419
                                                                                                                      ------------
                                                                                                                        74,305,069
                                                                                                                      ------------
  HAWAII 1.2%
  Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 ....................................................................................      1,000,000          1,146,040
    5/01/13 ....................................................................................      1,000,000          1,150,780
  Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ......................      3,000,000          3,092,970
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ........................      4,000,000          4,136,960

FRANKLIN TAX-FREE TRUST


                                                                                                      PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  HAWAII (CONT.)
  Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co.
    Project, Series B, MBIA Insured, 5.875%, 12/01/26 ..........................................    $ 2,000,000       $  2,130,820
  Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ..........................      6,250,000          6,415,500
  Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .......................      1,755,000          2,077,341
                                                                                                                      ------------
                                                                                                                        20,150,411
                                                                                                                      ------------
  IDAHO .1%
  Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded,
    6.50%, 4/01/19 .............................................................................      1,000,000          1,087,160
                                                                                                                      ------------
  ILLINOIS 1.8%
  Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30      2,000,000          2,025,040
  Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 ......        320,000            371,670
  Cicero GO, FSA Insured, 6.90%, 12/01/12 ......................................................      1,500,000          1,548,225
  Cook County Community College District No. 508 COP, FGIC Insured, 8.75%, 1/01/05 .............      5,000,000          5,738,450
  Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ..............      3,243,000          3,299,363
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 .........................      2,380,000          2,564,283
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ........      5,000,000          4,996,050
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .....................................        145,000            153,952
    Series 1990, FSA Insured, 7.75%, 8/15/10 ...................................................      2,318,000          2,375,486
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ..............................................         50,000             64,828
    Series B, MBIA Insured, 7.90%, 8/15/03 .....................................................        860,000            864,515
  Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06        300,000            337,911
  Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
    Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ......................      4,225,000          4,281,319
  Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ................      2,000,000          2,043,580
  Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ..........        300,000            396,609
                                                                                                                      ------------
                                                                                                                        31,061,281
                                                                                                                      ------------
  INDIANA .2%
  Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
    Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ....................................        250,000            256,165
  Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ..........        500,000            490,185
  Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
    7.10%, 7/01/17 .............................................................................        500,000            507,150
  Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC Insured,
    Pre-Refunded, 6.45%, 1/01/15 ...............................................................      1,500,000          1,611,510
  Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ..........        185,000            187,618
                                                                                                                      ------------
                                                                                                                         3,052,628
                                                                                                                      ------------
  IOWA .1%
  Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding, Series B,
    MBIA Insured, 6.50%, 1/01/24 ...............................................................      2,080,000          2,116,483
                                                                                                                      ------------
  KANSAS .4%
  Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%, 6/01/31 .      3,350,000          3,443,298
  Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ..............................        405,000            405,239
  Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
    5.80%, 11/15/21 ............................................................................      1,330,000          1,420,453
  Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured, 6.25%, 10/01/10     2,000,000          2,046,160
                                                                                                                      ------------
                                                                                                                         7,315,150
                                                                                                                      ------------
  KENTUCKY .9%
  Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
    5.375%, 6/01/22 ............................................................................      2,000,000          2,072,380
    5.50%, 6/01/28 .............................................................................        750,000            786,023
  Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., AMBAC
    Insured, 6.55%, 5/01/22 ....................................................................      1,000,000          1,053,970
  Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20       1,250,000          1,324,300
  Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
    Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ............................      2,375,000          2,537,236
  Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
    Refunding and Improvement,
    Series A, FSA Insured, 6.125%, 2/01/12 .....................................................      1,000,000          1,036,430

FRANKLIN TAX-FREE TRUST


                                                                                                     PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  KENTUCKY (CONT.)
  Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
    Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ................................................    $ 2,000,000       $  2,259,800
    MBIA Insured, 5.50%, 5/15/34 ...............................................................      5,000,000          5,274,400
                                                                                                                      ------------
                                                                                                                        16,344,539
                                                                                                                      ------------
  LOUISIANA .9%
  Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
    Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ..................................      5,485,000          5,621,247
  Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ...........     10,000,000         10,006,900
  New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 ...............        500,000            500,000
                                                                                                                      ------------
                                                                                                                        16,128,147
                                                                                                                      ------------
  MAINE .4%
  Maine State Health and Higher Educational Facilities Authority Revenue,
    Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 ........................................      2,000,000          2,231,980
    Series C, FSA Insured, 6.20%, 7/01/25 ......................................................      2,015,000          2,235,663
  Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
    9/01/11 ....................................................................................      1,180,000          1,219,495
    9/01/12 ....................................................................................        535,000            551,050
                                                                                                                      ------------
                                                                                                                         6,238,188
                                                                                                                      ------------
  MARYLAND 1.0%
  Baltimore Project Revenue, Wastewater Projects, Refunding, FGIC Insured, 5.125%, 7/01/42 .....     10,000,000         10,064,500
  Baltimore Revenue, Wastewater Project, Refunding, Series A, FSA Insured, 5.75%, 7/01/30 ......      5,880,000          6,813,038
  Maryland State CDA, Department of Housing and Community Development Revenue, Infrastructure
    Financing, Series A, AMBAC Insured, 6.625%, 6/01/12 ........................................        245,000            251,270
  Maryland State Health and Higher Educational Facilities Authority Revenue, University of
    Maryland Medical System, Series B, FGIC  Insured, 7.00%, 7/01/22 ...........................        200,000            256,130
                                                                                                                      ------------
                                                                                                                        17,384,938
                                                                                                                      ------------
  MASSACHUSETTS 5.5%
  Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .......      1,125,000          1,171,564
a Massachusetts State GO, MBIA Insured, 5.00%, 8/01/27 .........................................      4,390,000          4,400,009
  Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ............................     10,000,000         10,847,600
    Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 ....................................      4,250,000          4,249,703
    Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ......................        750,000            796,238
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ........................      5,000,000          5,060,850
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ..............................      3,000,000          3,054,210
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .......................      1,000,000          1,012,570
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ......      9,220,000          9,772,739
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ...........................      8,500,000          8,699,070
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ........................      9,700,000          9,896,134
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ..................................      8,000,000          8,081,360
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ..................................      1,120,000          1,146,846
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 .......................      2,000,000          2,168,160
  Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ......................      3,000,000          3,071,430
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ........      5,000,000          5,387,100
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ..........................................      3,000,000          3,172,230
  Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ..........................................      4,000,000          4,196,520
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 .........................      1,590,000          1,665,430
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 .........................      1,560,000          1,623,882
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 .........................      2,155,000          2,229,369
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 .........................      2,910,000          3,007,019

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS (CONT.)
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
    Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .........................................    $ 2,100,000       $  2,107,161
                                                                                                                      ------------
                                                                                                                        96,817,194
                                                                                                                      ------------
  MICHIGAN 7.3%
  Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .........................      1,000,000          1,001,890
  Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ......................      6,500,000          6,566,170
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .....................     12,390,000         12,633,959
  Detroit Sewage Disposal Revenue,
    MBIA Insured, 5.00%, 7/01/25 ...............................................................      6,000,000          6,016,800
    Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 ..............................      6,000,000          6,056,820
  Detroit Water Supply System Revenue, senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .....     20,000,000         20,366,000
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 ...............................      7,250,000          7,502,300
  Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 ....................................................        500,000            526,305
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement,
    MBIA Insured, 5.875%, 5/15/26 ..............................................................      5,500,000          5,890,500
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ......................................      2,000,000          2,109,820
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured, 6.10%, 4/01/19 ......................................................      5,000,000          5,471,550
  Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%, 10/01/23     5,095,000          5,142,893
  Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ............      2,000,000          2,044,420
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 .................     10,000,000          9,864,100
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ...............      2,500,000          2,609,975
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Project,
    Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 ........................................        250,000            321,625
  Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ...................     20,000,000         20,377,000
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
    Insured, 5.25%, 11/15/31 ...................................................................      4,000,000          4,046,720
  Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 .......................      3,400,000          3,478,370
  Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ................................      3,845,000          3,918,324
  Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 ...........................      3,180,000          3,224,297
                                                                                                                      ------------
                                                                                                                       129,169,838
                                                                                                                      ------------
  MINNESOTA 5.3%
  Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..........      2,000,000          2,088,660
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ..............................      2,475,000          2,500,988
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C, FGIC
    Insured, 5.25%, 1/01/26 ....................................................................      8,000,000          8,188,880
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C, FGIC
    Insured, 5.25%, 1/01/32 ....................................................................      4,500,000          4,584,690
  Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
    4.625%, 2/01/17 ............................................................................      1,635,000          1,666,310
  Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview
    Hospital, Refunding, Series A, MBIA  Insured, 5.75%, 11/15/26 ..............................     12,280,000         13,004,643
  Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .......      1,660,000          1,715,676
  Northern Municipal Power Agency Electric System Revenue, Refunding, Series B, AMBAC Insured,
    5.50%, 1/01/18 .............................................................................      2,100,000          2,155,860
  Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 ....................................      7,340,000          7,415,749
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 ...........................     11,850,000         12,705,215
  South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
    2/01/22 ....................................................................................     10,970,000         11,125,664
    2/01/23 ....................................................................................      6,000,000          6,049,020
  Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A, AMBAC Insured,
    5.75%, 1/01/18 .............................................................................      2,870,000          2,962,730
  St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured,
    5.20%, 7/01/16 .............................................................................      6,500,000          6,674,395
  Washington County GO,
    Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ...........      1,200,000          1,265,988
    Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ...............      2,415,000          2,547,801
 Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
    6.125%, 1/01/16 ............................................................................      4,125,000          4,180,935
  Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ........................................      2,915,000          3,023,001
                                                                                                                      ------------
                                                                                                                        93,856,205
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST

                                                                                                    PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MISSISSIPPI
  Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
    Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ..........................................    $   200,000       $    279,106
                                                                                                                      ------------
  MISSOURI .5%
  Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA Insured,
    5.55%, 8/01/25 .............................................................................        340,000            350,802
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ............................      1,000,000          1,029,940
  St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .............................        100,000            100,548
  St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ....................      2,000,000          2,275,200
    Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ......................      2,025,000          2,231,834
  St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ........................      2,950,000          3,018,971
                                                                                                                      ------------
                                                                                                                         9,007,295
                                                                                                                      ------------
  MONTANA .9%
  Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ...      4,475,000          4,580,565
  Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ................................        750,000            763,193
  Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured, ETM,
    6.875%, 6/01/20 ............................................................................      8,500,000         10,086,100
  Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
    Series C, MBIA Insured, 6.00%, 11/15/14 ....................................................      1,000,000          1,004,390
                                                                                                                      ------------
                                                                                                                        16,434,248
                                                                                                                      ------------
  NEBRASKA .5%
  Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA
    Insured, ETM, 6.70%, 6/01/22 ...............................................................      2,500,000          3,103,200
  Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured, Pre-Refunded,
    6.20%, 12/01/14 ............................................................................      2,000,000          2,063,460
  Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A, AMBAC
    Insured, 6.00%, 4/01/15 ....................................................................      2,000,000          2,086,580
  Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
    5.95%, 1/01/11 .............................................................................      1,000,000          1,090,660
                                                                                                                      ------------
                                                                                                                         8,343,900
                                                                                                                      ------------
  NEVADA .7%
  Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ........................      1,000,000          1,122,290
  Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .....................................        250,000            310,810
  Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ......................      4,000,000          4,896,040
  Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
    First Tier, AMBAC Insured, 5.625%, 1/01/34 .................................................      5,000,000          5,253,000
                                                                                                                      ------------
                                                                                                                        11,582,140
                                                                                                                      ------------
  NEW HAMPSHIRE .4%
  New Hampshire Higher Education and Health Facilities Authority Revenue, Mary Hitchcock
    Memorial Hospital, FGIC Insured, Pre-Refunded, 5.75%, 8/15/23 ..............................      6,750,000          7,419,128
                                                                                                                      ------------
  NEW JERSEY .7%
  Essex County Improvement Authority Revenue,
    Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 .........................      2,525,000          2,766,592
    Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 ................      3,000,000          3,416,280
  Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ...........................................      3,575,000          3,670,917
  Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
    Refunding, Series, A, MBIA Insured, 6.00%, 7/01/15 .........................................        785,000            803,479
    Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 .......................................      1,215,000          1,311,738
  New Jersey State Turnpike Authority Turnpike Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 .............................................................................        300,000            372,270
                                                                                                                      ------------
                                                                                                                        12,341,276
                                                                                                                      ------------
  NEW MEXICO .4%
  Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
    6.375%, 12/15/22 ...........................................................................      5,000,000          5,163,400
  Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ..............      2,000,000          2,048,200
  New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured,
    8.625%, 7/01/17 ............................................................................        400,000            400,100
                                                                                                                      ------------
                                                                                                                         7,611,700
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST


                                                                                                     PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEW YORK 6.9%
  Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 .....................    $   900,000       $  1,096,092
  Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 ............................................................................      3,945,000          4,037,510
  MTA New York Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ................      7,000,000          7,010,290
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    5.75%, 8/01/29 .............................................................................      5,000,000          5,366,900
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ..........................................     10,405,000         10,538,496
    Series B, AMBAC Insured, 5.25%, 6/15/29 ....................................................      5,000,000          5,064,150
  New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 .............................................................................      2,000,000          2,144,960
  New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...........................................      4,000,000          4,067,360
    Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ......     15,000,000         15,213,300
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ....................      1,500,000          1,525,935
    Pace University, MBIA Insured, 5.70%, 7/01/22 ..............................................      7,500,000          7,976,475
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ...................................      2,500,000          2,704,900
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ........................................     15,000,000         15,786,450
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .....................................      4,000,000          4,095,840
  New York State Energy Research and Development Authority PCR,
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ............      3,500,000          3,554,495
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ......      5,000,000          5,125,200
  Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 ....................................................      9,000,000          9,649,350
  Port Authority of New York and New Jersey Revenue, Consolidated, 102nd Series, MBIA Insured,
    5.625%, 10/15/17 ...........................................................................      5,000,000          5,071,400
    5.875%, 10/15/27 ...........................................................................     10,000,000         10,145,600
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 ....................................................      1,495,000          1,509,502
                                                                                                                      ------------
                                                                                                                       121,684,205
                                                                                                                      ------------
  NORTH CAROLINA .9%
  Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 .................................      1,000,000          1,058,930
  North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project, AMBAC Insured,
    5.00%, 6/01/17 .............................................................................      5,000,000          5,199,650
  North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
    6.50%, 1/01/10 .............................................................................         20,000             23,469
  Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ....      5,000,000          5,060,800
  Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ......................      4,000,000          4,033,280
                                                                                                                      ------------
                                                                                                                        15,376,129
                                                                                                                      ------------
  NORTH DAKOTA .3%
  Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
    5.625%, 8/15/27 ............................................................................      5,390,000          5,607,864
                                                                                                                      ------------
  OHIO 5.1%
  Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 ......      2,000,000          2,114,680
  Cleveland Airport System Revenue, Series A, FSA Insured,
    5.125%, 1/01/27 ............................................................................      4,000,000          3,991,440
    5.00%, 1/01/31 .............................................................................     15,405,000         15,403,922
  Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23      2,750,000          2,780,058
  Elyria GO, FGIC Insured, 5.40%, 12/01/17 .....................................................      2,400,000          2,528,232
  Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured, 5.00%, 12/01/27       3,250,000          3,266,380
  Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ...................      3,015,000          3,166,685
  Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ................      1,750,000          1,776,618
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ...................................................      3,465,000          3,671,861
  Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding, AMBAC
    Insured, 5.375%, 11/15/29 ..................................................................      5,000,000          5,143,900
  Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ................................      7,500,000          7,648,575
  Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.375%, 2/15/24 .............................................................      5,500,000          5,648,005
  Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ...................................      3,230,000          3,302,966
  Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.50%, 2/15/26 .............................................................................     14,000,000         15,709,120
  Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ...........................      3,860,000          3,985,836
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ......      3,700,000          3,819,288

FRANKLIN TAX-FREE TRUST

                                                                                                     PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OHIO (CONT.)
  University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .......    $ 2,950,000       $  2,982,509
  West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 .........................      3,100,000          3,273,445
                                                                                                                      ------------
                                                                                                                        90,213,520
                                                                                                                      ------------
  OKLAHOMA .3%
  McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ............................        300,000            353,091
  Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
    6.20%, 3/01/20 .............................................................................      1,625,000          1,802,791
  Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
    6.75%, 12/01/14 ............................................................................      3,270,000          3,701,902
                                                                                                                      ------------
                                                                                                                         5,857,784
                                                                                                                      ------------
  OREGON 1.8%
  Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ..........      3,000,000          3,378,540
  Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 .....      2,500,000          2,802,125
  Deschutes and Jefferson Counties School District No. 2-J GO, Redmond, MBIA Insured,
    5.60%, 6/01/09 .............................................................................      1,500,000          1,547,250
  Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ......................      5,000,000          5,410,400
  Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured,
    5.625%, 12/01/22 ...........................................................................      1,000,000          1,053,890
  Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ...        700,000            754,019
  Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 ............      1,500,000          1,589,340
  Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ................................................      5,000,000          5,717,750
    MBIA Insured, 5.70%, 5/01/17 ...............................................................      1,000,000          1,125,840
  Port of Portland International Airport Revenue, Portland International Airport, Series 11,
    FGIC Insured, 5.625%, 7/01/26 ..............................................................      1,000,000          1,036,260
  Washington County Unified Sewer Agency Revenue, senior lien,
    FGIC Insured, 5.50%, 10/01/16 ..............................................................      1,845,000          1,957,969
    Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ....................................      1,000,000          1,091,850
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ...............      3,000,000          3,259,170
                                                                                                                      ------------
                                                                                                                        30,724,403
                                                                                                                      ------------
  PENNSYLVANIA 1.6%
  Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA Insured,
    6.50%, 11/15/30 ............................................................................     10,000,000         11,466,400
  Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ......................      2,000,000          2,274,140
  Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19         500,000            594,495
  Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P, AMBAC
    Insured, 6.00%, 12/01/17 ...................................................................        500,000            515,010
  Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 .............................................................................      4,000,000          4,328,720
  Philadelphia Water and Wastewater Revenue,
    FSA Insured, 5.50%, 6/15/15 ................................................................        545,000            570,844
    FSA Insured, Pre-Refunded, 5.50%, 6/15/15 ..................................................        455,000            478,924
    Series A, FGIC Insured, 5.25%, 11/01/24 ....................................................      2,000,000          2,055,340
  Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
    AMBAC Insured, 5.25%, 2/01/31 ..............................................................      6,000,000          6,104,520
  Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
    7.25%, 9/01/14 .............................................................................         90,000            112,227
                                                                                                                      ------------
                                                                                                                        28,500,620
                                                                                                                      ------------
  RHODE ISLAND 1.2%
  Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ..........      2,100,000          2,304,036
  Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .........................................      3,000,000          3,209,430
  Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
    MBIA Insured, 5.80%, 9/01/22 ...............................................................      7,785,000          8,335,711
  Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC Insured,
    Pre-Refunded, 6.75%, 6/01/25 ...............................................................      2,000,000          2,214,780
  Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured,
    Pre-Refunded, 7.25%, 11/15/24 ..............................................................      2,000,000          2,281,280
    Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ................      1,750,000          1,869,140
                                                                                                                      ------------
                                                                                                                        20,214,377
                                                                                                                      ------------
  SOUTH CAROLINA .3%
  Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 ....        200,000            241,100
  Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series A,
    FSA Insured, ETM, 7.125%, 7/01/17 ..........................................................      3,000,000          3,816,690
  Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation, MBIA Insured,
    Pre-Refunded, 5.50%, 6/01/27 ...............................................................        500,000            566,745
                                                                                                                      ------------
                                                                                                                         4,624,535
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  SOUTH DAKOTA .9%
  Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ................................................    $ 5,000,000       $  5,200,800
  Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ....................................      4,800,000          5,002,224
  Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ............................      1,625,000          1,673,311
  South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ...........................      2,720,000          3,455,542
  South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
    MBIA Insured, 5.50%, 4/01/17 ...............................................................         20,000             20,916
                                                                                                                      ------------
                                                                                                                        15,352,793
                                                                                                                      ------------
  TENNESSEE .7%
  Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA Insured,
    6.00%, 7/01/24 .............................................................................      1,360,000          1,370,377
  Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A, MBIA
    Insured, Pre-Refunded 5.125%, 7/01/25 ......................................................      2,780,000          2,852,697
  Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
    MBIA Insured, ETM, 5.25%, 7/01/28 ..........................................................      8,500,000          8,830,140
                                                                                                                      ------------
                                                                                                                        13,053,214
                                                                                                                      ------------
  TEXAS 12.6%
  Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 ...........................................................................      2,355,000          2,498,302
    5.80%, 11/15/29 ............................................................................     13,750,000         14,637,288
  Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
    5.125%, 5/15/27 ............................................................................     11,125,000         11,197,869
    5.25%, 5/15/31 .............................................................................      5,000,000          5,065,750
  Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's Medical,
    Refunding, FSA Insured, 5.30%, 12/01/23 ....................................................      5,000,000          5,086,350
  Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 .............................      1,490,000          1,489,732
  Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding, Series A,
    AMBAC Insured, 6.70%, 3/01/17 ..............................................................      2,000,000          2,047,100
  Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
    6.30%, 1/01/17 .............................................................................     12,230,000         12,635,669
  Dallas-Fort Worth International Airport Revenue, Joint Series A,
    FGIC Insured, 6.00%, 11/01/21 ..............................................................      2,210,000          2,371,617
    Refunding and Improvement, FGIC Insured, 5.625%, 11/01/21 ..................................     12,000,000         12,571,680
  Faulkey Gully MUD, GO, AMBAC Insured, 6.625%, 3/01/07 ........................................        295,000            296,044
  Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
    9/01/21 ....................................................................................      1,395,000          1,532,226
    9/01/22 ....................................................................................      1,495,000          1,642,063
    9/01/23 ....................................................................................      1,610,000          1,768,376
  Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding,
    AMBAC Insured, 6.875%, 11/01/10 ............................................................      2,700,000          2,893,050
  Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
    Series A, MBIA Insured, 5.375%, 7/01/29 ....................................................     22,000,000         22,299,640
  Harris County Hospital District Mortgage Revenue, AMBAC Insured,
    7.40%, 2/15/10 .............................................................................      1,330,000          1,568,841
    ETM, 7.40%, 2/15/10 ........................................................................      1,020,000          1,180,813
  Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
    5.25%, 11/15/30 ............................................................................     21,325,000         21,618,219
  Harris County Toll Road Revenue,
    senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 .......................................      1,580,000          1,617,888
    senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ......................................        240,000            240,984
    Series A, FGIC Insured, 6.50%, 8/15/11 .....................................................         35,000             35,839
  Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .............      4,700,000          4,862,526
  Houston Water and Sewer System Revenue,
    junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 ............................        500,000            515,305
    junior lien, Series B, FGIC Insured, 5.75%, 12/01/30 .......................................     10,000,000         10,688,500
    junior lien, Series C, FGIC Insured, 5.375%, 12/01/27 ......................................      6,800,000          6,961,024
    Series A, MBIA Insured, 6.375%, 12/01/22 ...................................................      1,840,000          1,899,064
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 .....................................      4,540,000          4,685,734
  Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project, Refunding,
    Series A, MBIA Insured, 5.25%, 11/01/29 ....................................................      3,185,000          3,201,562
    Series B, MBIA Insured, 5.15%, 11/01/29 ....................................................      2,750,000          2,764,355
  Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ........................      6,000,000          7,045,680

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  TEXAS (CONT.)
  Pflugerville Revenue, Certificates Obligation, FGIC Insured,
    5.25%, 8/01/27 .............................................................................    $ 3,320,000       $  3,378,864
    5.20%, 8/01/32 .............................................................................      3,000,000          3,029,940
  Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC Insured,
    5.45%, 2/15/25 .............................................................................      1,450,000          1,486,961
  San Antonio Water Revenue,
    MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 .................................................        180,000            194,998
    Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 ....................................      3,250,000          3,407,625
  San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20 ...      2,870,000          2,920,656
  Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
    6.40%, 1/01/22 .............................................................................        985,000          1,034,999
  Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ..........      1,060,000          1,116,095
  Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
    Health, MBIA Insured, ETM, 6.00%, 9/01/24 ..................................................      3,250,000          3,837,405
  Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
    Hospital, MBIA Insured, 5.125%, 5/15/21 ....................................................      2,905,000          2,941,719
  Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
    Refunding, Series B, MBIA Insured,
    6.25%, 8/15/22 .............................................................................      2,500,000          2,665,150
    6.375%, 8/15/23 ............................................................................      4,885,000          5,213,419
  Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured,
    5.00%, 1/01/20 .............................................................................      7,250,000          7,311,263
  Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
    Series B, FSA Insured, 5.50%, 11/01/17 .....................................................      1,000,000          1,064,730
    Series C, FSA Insured, 5.60%, 11/01/27 .....................................................      1,430,000          1,480,980
    Series D, FSA Insured, 5.375%, 11/01/27 ....................................................      9,700,000          9,894,291
  United ISD, GO, 5.125%, 8/15/26 ..............................................................      3,000,000          3,024,330
                                                                                                                      ------------
                                                                                                                       222,922,515
                                                                                                                      ------------
  US TERRITORIES
  District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...................        410,000            413,075
                                                                                                                      ------------
  UTAH .8%
  Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured,
    5.75%, 7/01/19 .............................................................................      3,250,000          3,538,698
  Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 .....         40,000             57,285
  Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
    8/15/21 ....................................................................................      5,000,000          5,125,400
    8/15/26 ....................................................................................      5,000,000          5,037,900
  Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 ...      1,080,000          1,105,002
                                                                                                                      ------------
                                                                                                                        14,864,285
                                                                                                                      ------------
  VERMONT .3%
  Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ................      4,545,000          4,571,588
  Vermont Municipal Bond Bank Revenue, Series 2, FSA Insured, 6.25%, 12/01/19 ..................      1,000,000          1,030,610
                                                                                                                      ------------
                                                                                                                         5,602,198
                                                                                                                      ------------
  VIRGINIA .7%
  Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
    6.00%, 6/01/12 .............................................................................      5,000,000          5,431,100
  Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
    6.50%, 10/01/24 ............................................................................      1,000,000          1,110,230
  Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .............      3,850,000          3,983,595
  Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
    MBIA Insured,
    5.00%, 10/01/18 ............................................................................      1,000,000          1,039,670
    5.25%, 10/01/28 ............................................................................      1,420,000          1,450,857
                                                                                                                      ------------
                                                                                                                        13,015,452
                                                                                                                      ------------
  WASHINGTON 4.4%
  Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .............        900,000            986,949
  King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley Medical Center,
    King County Sewer, MBIA Insured,
    6.125%, 1/01/33 ............................................................................      3,000,000          3,274,590
  Kitsap County School District No. 100-C GO, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ......      1,015,000          1,026,815
  Klickitat County PUD No. 1 Electric Revenue, FGIC Insured,
    5.65%, 10/01/15 ............................................................................      1,000,000          1,066,240
    5.75%, 10/01/27 ............................................................................      1,000,000          1,054,490

FRANKLIN TAX-FREE TRUST

                                                                                                    PRINCIPAL
  FRANKLIN INSURED TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  WASHINGTON (CONT.)
  Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%, 12/01/11    $ 1,040,000     $    1,153,880
  Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ............      1,000,000          1,083,000
  Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ...........................................      2,000,000          2,210,440
  Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ......................      2,890,000          3,127,125
  Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured, Pre-Refunded,
    6.30%, 1/01/33 .............................................................................     11,000,000         11,395,010
  Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ..................................      2,000,000          2,093,520
  Snohomish County PUD No. 1, Electric Revenue, Generation System, FGIC Insured, ETM,
    6.65%, 1/01/16 .............................................................................      4,250,000          4,729,698
  Tacoma Electric System Revenue,
    AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 ................................................         30,000             31,858
    Refunding, FGIC Insured, 6.25%, 1/01/15 ....................................................      6,190,000          6,694,733
  Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..........................................      3,400,000          3,550,688
  Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured, 6.65%, 12/01/09 ..      1,305,000          1,449,333
  Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..................      6,000,000          6,133,440
  Washington State Health Care Facilities Authority Revenue,
    Providence Services, MBIA Insured, 5.50%, 12/01/26 .........................................      5,000,000          5,159,900
    Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 .........................     13,000,000         13,396,370
  Washington State University Revenues, Housing and Dining System, Refunding, MBIA Insured,
    6.40%, 10/01/24 ............................................................................      6,130,000          6,786,584
  Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 .............................................................         80,000             81,064
    Refunding, MBIA Insured, 6.70%, 10/01/11 ...................................................        235,000            235,815
    Refunding, MBIA Insured, 6.375%, 10/01/21 ..................................................        770,000            772,549
  Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ............        350,000            368,015
                                                                                                                    --------------
                                                                                                                        77,862,106
                                                                                                                    --------------
  WEST VIRGINIA 1.1%
  Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC
    Insured, 6.75%, 8/01/24 ....................................................................     11,560,000         12,720,971
  West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ..............................      5,000,000          5,076,650
  West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 .............      2,250,000          2,347,403
                                                                                                                    --------------
                                                                                                                        20,145,024
                                                                                                                    --------------
  WISCONSIN .3%
  Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
    Insured, 6.90%, 8/01/21 ....................................................................      3,000,000          3,855,990
  Wisconsin State Health and Educational Facilities Authority Revenue, SSM Health Care, Refunding,
    Series AA, MBIA Insured, 6.25%, 6/01/20 ....................................................        500,000            511,455
  Wisconsin State Health and Educational Revenue, Community Provider Program, Series A, FSA
    Insured, 7.50%, 1/15/04 ....................................................................        528,000            530,550
                                                                                                                    --------------
                                                                                                                         4,897,995
                                                                                                                    --------------
  WYOMING 1.1%
  Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding, MBIA
    Insured, 5.90%, 1/01/16 ....................................................................        500,000            516,160
  Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured,
    6.00%, 9/15/24 .............................................................................      9,885,000         10,601,761
  Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ...................................      6,750,000          6,902,820
  Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA Insured,
    Pre-Refunded, 6.125%, 1/01/16 ..............................................................      2,000,000          2,070,700
                                                                                                                    --------------
                                                                                                                        20,091,441
                                                                                                                    --------------
  TOTAL BONDS ..................................................................................                     1,724,321,065
                                                                                                                    --------------
  ZERO COUPON BONDS 1.3%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
    MBIA Insured,
    zero cpn. to 10/01/05, 6.05% thereafter, 10/01/20 ..........................................     12,760,000         11,580,338
    zero cpn. to 10/01/05, 6.15% thereafter, 10/01/26 ..........................................     12,195,000         10,901,354
                                                                                                                    --------------
  TOTAL ZERO COUPON BONDS ......................................................................                       22,481,692
                                                                                                                    --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,646,112,832) ............................................                     1,746,802,757
                                                                                                                    --------------

FRANKLIN TAX-FREE TRUST


                                                                                                     PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
b SHORT TERM INVESTMENTS .3%
  GEORGIA .3%
  Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
    1.85%, 11/01/41 ............................................................................    $ 4,300,000     $    4,300,000
                                                                                                                    --------------
  LOUISIANA
  Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
    Stage, ACES, Refunding, Daily VRDN and Put, 1.85%, 9/01/06 .................................        300,000            300,000
                                                                                                                    --------------
  MICHIGAN
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Symphony, Series A, Daily
    VRDN and Put, 1.80%, 6/01/31 ...............................................................        500,000            500,000
                                                                                                                    --------------
  NEW YORK
  New York City GO, Series H, Sub Series H-3, Daily VRDN and Put, 1.85%, 8/01/23 ...............        800,000            800,000
                                                                                                                    --------------
  TENNESSEE
  Metropolitan Nashville Airport Authority Special Facilities Revenue, American Airlines, Daily
    VRDN and Put, 1.9%, 10/01/12 ...............................................................        100,000            100,000
                                                                                                                    --------------
  TOTAL SHORT TERM INVESTMENTS (COST $6,000,000) ...............................................                         6,000,000
                                                                                                                    --------------
  TOTAL INVESTMENTS (COST $1,652,112,832) 99.4% ................................................                     1,752,802,757
  OTHER ASSETS, LESS LIABILITIES .6% ...........................................................                        10,713,777
                                                                                                                    --------------
  NET ASSETS 100.0% ............................................................................                    $1,763,516,534
                                                                                                                    ==============

See glossary of terms on page 87.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 2002  --------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2002        2001          2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.64         $11.54       $10.75       $11.71        $11.75       $11.54
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .27            .55          .57          .58           .59          .61
 Net realized and unrealized gains (losses) ....         .16            .11          .79         (.96)          .03          .35
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............         .43            .66         1.36         (.38)          .62          .96
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.28)          (.56)        (.57)        (.58)         (.59)        (.62)
 Net realized gains ............................          --             --           --           --          (.07)        (.13)
                                                    ----------------------------------------------------------------------------
Total distributions ............................        (.28)          (.56)        (.57)        (.58)         (.66)        (.75)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period .................      $11.79         $11.64       $11.54       $10.75        $11.71       $11.75
                                                    ============================================================================

Total return b .................................       3.76%          5.87%       12.94%      (3.34)%         5.36%        8.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $406,643       $382,300     $327,650     $306,531      $340,109     $328,147
Ratios to average net assets:
 Expenses ......................................        .68% c         .69%         .70%         .68%          .68%         .68%
 Net investment income .........................       4.70% c        4.79%        5.12%        5.16%         4.99%        5.21%
Portfolio turnover rate ........................       7.45%          6.31%       15.69%       25.75%         6.80%       30.46%



CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.70         $11.61       $10.81       $11.76        $11.80       $11.59
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .24            .49          .51          .52           .52          .55
 Net realized and unrealized gains (losses) ....         .17            .09          .80         (.96)          .03          .34
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............         .41            .58         1.31         (.44)          .55          .89
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.25)          (.49)        (.51)        (.51)         (.52)        (.55)
 Net realized gains ............................          --             --           --           --          (.07)        (.13)
                                                    ----------------------------------------------------------------------------
Total distributions ............................        (.25)          (.49)        (.51)        (.51)         (.59)        (.68)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period .................      $11.86         $11.70       $11.61       $10.81        $11.76       $11.80
                                                    ============================================================================

Total return b .................................       3.54%          5.16%       12.35%      (3.78)%         4.74%        7.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $39,165        $32,354      $28,397      $27,253       $26,271      $13,937
Ratios to average net assets:
 Expenses ......................................       1.22% c        1.24%        1.25%        1.24%         1.24%        1.25%
 Net investment income .........................       4.15% c        4.24%        4.57%        4.60%         4.44%        4.59%
Portfolio turnover rate ........................       7.45%          6.31%       15.69%       25.75%         6.80%       30.46%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)

                                                                                                     PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  Ashburnham and Westminister Regional School District GO, MBIA Insured, 6.00%, 12/15/13 .......    $ 2,700,000       $  2,893,509
  Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
    7/01/11 ....................................................................................      1,045,000          1,148,131
    7/01/12 ....................................................................................      1,045,000          1,148,131
    7/01/13 ....................................................................................        685,000            752,603
    7/01/14 ....................................................................................        755,000            829,511
  Boston GO,
    MBIA Insured, 5.00%, 2/01/21 ...............................................................      3,000,000          3,067,650
    Series A, MBIA Insured, 5.00%, 2/01/22 .....................................................      2,940,000          2,986,187
  Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ......     10,245,000         10,259,241
  Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .......................      1,750,000          1,845,935
  Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ........      3,140,000          3,468,287
  Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ........................      4,000,000          4,302,840
  Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 .........................      1,000,000          1,088,380
  Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 .........      9,805,000          9,835,396
  Hudson GO, MBIA Insured, 6.00%,
    5/15/13 ....................................................................................        250,000            271,140
    5/15/14 ....................................................................................        240,000            260,294
  Kingston GO, FGIC Insured, 5.50%, 11/15/19 ...................................................      2,055,000          2,210,625
  Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ...................................................      1,000,000          1,020,590
  Lenox GO, Refunding, AMBAC Insured,
    6.60%, 10/15/11 ............................................................................      1,000,000          1,015,370
    6.625%, 10/15/15 ...........................................................................        500,000            507,695
  Lowell GO,
    FGIC Insured, 5.85%, 2/15/20 ...............................................................      1,595,000          1,755,154
    State Qualified, AMBAC Insured, 5.00%, 2/01/21 .............................................      1,330,000          1,362,479
    State Qualified, AMBAC Insured, 5.00%, 2/01/22 .............................................      1,405,000          1,428,899
  Ludlow GO, School Project, Limited Tax, MBIA Insured,
    7.30%, 11/01/07 ............................................................................        210,000            255,851
    7.30%, 11/01/08 ............................................................................        210,000            258,804
    7.40%, 11/01/09 ............................................................................        210,000            264,617
  Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%, 12/01/17 .....      3,000,000          3,127,320
  Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ..........................      1,685,000          1,760,707
  Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .....................................        500,000            512,875
  Massachusetts Bay Transportation Authority COP, MBIA Insured, 7.75%, 1/15/06 .................      1,980,000          2,178,257
  Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series C, FGIC Insured, 5.25%, 3/01/15 .....................................................      2,000,000          2,229,260
    Series D, MBIA Insured, 5.00%, 3/01/27 .....................................................      5,000,000          5,008,200
  Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured,
    7.25%, 1/01/09 .............................................................................        930,000            938,649
  Massachusetts State College Building Authority Project Revenue, Series 1, MBIA Insured,
    5.375%, 5/01/23 ............................................................................      5,000,000          5,176,250
  Massachusetts State Development Finance Agency Revenue,
    Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
    5.125%, 2/01/34 ............................................................................     16,600,000         16,666,898
    MBIA Insured, 5.20%, 7/01/32 ...............................................................      2,250,000          2,284,425
    Series A, GNMA Secured, 6.90%, 10/20/41 ....................................................      2,090,000          2,441,141
    Western New England College, AMBAC Insured, 5.25%, 7/01/20 .................................      1,500,000          1,576,260
a Massachusetts State GO, MBIA Insured, 5.00%,
    8/01/22 ....................................................................................      4,100,000          4,157,400
    8/01/27 ....................................................................................      4,395,000          4,405,021
  Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ................      1,500,000          1,578,285
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ............................      1,500,000          1,627,140
    Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ...........................      5,500,000          6,028,110
    Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 .................      1,625,000          1,633,986
    Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ....................................         20,000             20,355
    Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ....................      3,000,000          3,017,880
    Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ..................      1,000,000          1,003,750
    Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 .............................      6,575,000          6,498,796

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                  AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Health and Educational Facilities Authority Revenue, (Cont.)
    Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ...................    $ 2,200,000       $  2,250,710
    Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 .....      1,000,000          1,023,810
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ........................      3,500,000          3,641,645
    Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ........................      7,720,000          7,858,728
    Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ...........      1,000,000          1,068,310
    Harvard University, Series FF, 5.125%, 7/15/37 .............................................      8,000,000          8,089,040
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .......................     21,730,000         22,003,146
    Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 .........      2,500,000          2,630,475
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ......      7,000,000          7,419,650
    Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ..............................      6,500,000          7,122,440
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ..........................      1,300,000          1,419,704
    Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ..........................      6,750,000          7,323,683
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ...........................      3,900,000          3,991,338
    Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ...........................      1,250,000          1,250,850
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ........................      5,000,000          5,101,100
    Series I, MBIA Insured, 6.125%, 7/01/17 ....................................................        610,000            622,780
    Springfield College, AMBAC Insured, 5.00%, 10/15/27 ........................................      2,500,000          2,504,325
    Stonehill College, MBIA Insured, 6.55%, 7/01/12 ............................................        495,000            506,845
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ..................................      1,550,000          1,587,154
    Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 .................................      1,690,000          1,782,426
    Tufts University, Series I, 5.25%, 2/15/30 .................................................      4,000,000          4,084,640
    University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 ..............      4,000,000          4,362,560
    University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ...............      1,500,000          1,538,880
    University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ......................      3,000,000          3,022,200
    University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31 .....      3,500,000          3,583,580
    Wellesley College, Series F, 5.125%, 7/01/39 ...............................................      7,500,000          7,539,075
    Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 .................................      1,770,000          1,869,120
    Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ...................................      2,500,000          2,577,575
  Massachusetts State HFA,
    Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 ...........................      2,000,000          2,090,500
    MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ......................        430,000            560,165
    SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 .............................................      2,080,000          2,159,810
    SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ..............................................      3,695,000          3,767,422
    SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 ............................................      3,275,000          3,338,732
  Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric
    Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ..............................................      4,000,000          4,339,320
  Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ......................      3,105,000          3,178,930
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ........      2,010,000          2,165,614
    Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 .........................................      1,560,000          1,614,850
    St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 ......................................      2,665,000          2,747,375
    Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ..........................................      4,000,000          4,080,080
    Trustees Deerfield Academy, 5.25%, 10/01/27 ................................................      2,800,000          2,857,876
    Western New England College, AMBAC Insured, 5.00%, 7/01/28 .................................      4,000,000          4,004,840
    WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ......................      2,500,000          2,503,075
    Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ..................      3,720,000          3,894,394
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ........      2,000,000          2,105,320
    Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 .......      4,000,000          4,036,200
  Massachusetts State Port Authority Revenue,
    Series A, FSA Insured, 5.125%, 7/01/17 .....................................................      2,000,000          2,077,800
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 .........................      2,215,000          2,334,566
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 .........................      2,310,000          2,397,803
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ..........................      7,450,000          7,760,293
    Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ..........................      1,000,000          1,040,480
    US Airways Project, MBIA Insured, 6.00%, 9/01/21 ...........................................      4,700,000          5,088,502
    US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ................................      4,500,000          4,720,545

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                   AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
    Series A, MBIA Insured, 5.00%, 1/01/37 .....................................................    $10,000,000       $  9,918,200
    sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..............................     10,000,000         10,034,100
    sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ..........................................      4,600,000          4,681,282
  Massachusetts State Water Pollution Abatement Trust Revenue,
    Pool Program Bonds, Series 6, 5.50%, 8/01/30 ...............................................      3,695,000          3,885,958
    Pool Program Bonds, Series 7, 5.125%, 2/01/31 ..............................................      6,000,000          6,061,680
    Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...................      5,000,000          5,367,050
  Massachusetts State Water Resource Authority Revenue, Refunding,
    Series A, FGIC Insured, 5.75%, 8/01/39 .....................................................      9,275,000          9,962,927
    Series B, MBIA Insured, 5.00%, 3/01/22 .....................................................      1,500,000          1,501,920
  Massachusetts State GO, Consolidated Loan, Series C, FGIC Insured, 5.25%, 11/01/30 ...........      9,645,000          9,880,820
  Melrose GO, MBIA Insured,
    6.00%, 8/15/11 .............................................................................        200,000            218,784
    6.05%, 8/15/12 .............................................................................        200,000            218,974
    6.10%, 8/15/13 .............................................................................        200,000            219,164
    6.10%, 8/15/14 .............................................................................        200,000            219,164
  New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .........................      3,685,000          3,776,609
  Norfolk GO, AMBAC Insured, 6.00%,
    1/15/10 ....................................................................................        450,000            466,592
    1/15/11 ....................................................................................        425,000            440,670
    1/15/12 ....................................................................................        375,000            388,826
    1/15/13 ....................................................................................        300,000            311,061
  Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%, 10/01/18      2,000,000          2,085,140
  Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
    5.375%, 6/15/33 ............................................................................     15,475,000         17,524,973
  Salisbury GO, MBIA Insured, 5.30%, 3/15/27 ...................................................      2,795,000          2,879,102
  Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ........................................      2,075,000          2,145,695
  Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ..........      3,000,000          3,000,150
  South Essex Sewer District GO,
    AMBAC Insured, 6.25%, 11/01/11 .............................................................        330,000            337,491
    Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 .......................................      2,800,000          3,114,188
  Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 ...............................................      2,375,000          2,432,879
  Springfield GO, Municipal Purpose Loan,
    FGIC Insured, 5.00%, 8/01/21 ...............................................................      5,000,000          5,140,950
    FSA Insured, 5.00%, 11/15/18 ...............................................................      1,500,000          1,557,210
  Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%, 11/01/21 .....      2,775,000          2,836,772
  Wakefield GO, FGIC Insured, 5.00%, 2/01/21 ...................................................      1,070,000          1,096,129
  Whately GO, AMBAC Insured,
    6.20%, 1/15/07 .............................................................................        215,000            222,712
    6.30%, 1/15/08 .............................................................................        215,000            222,789
    6.40%, 1/15/10 .............................................................................        200,000            207,316
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ..........      1,960,000          2,005,530
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ..................................................      1,230,000          1,272,483
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .............................      1,335,000          1,495,786
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $412,532,880) ..............................................                       437,879,641
                                                                                                                      ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                   AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
b SHORT TERM INVESTMENTS 2.7%
  Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets
    Program,
    Series D, MBIA Insured, Daily VRDN and Put, 1.85%, 1/01/35 .................................    $ 4,400,000       $  4,400,000
    Series E, Daily VRDN and Put, 1.80%, 1/01/35 ...............................................      1,300,000          1,300,000
  Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub Series D,
    Daily VRDN and Put, 1.85%, 8/01/17 .........................................................      6,300,000          6,300,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 .........................................        200,000            200,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $12,200,000) ..............................................                        12,200,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $424,732,880) 100.9% .................................................                       450,079,641
  OTHER ASSETS, LESS LIABILITIES (.9)% .........................................................                        (4,272,027)
                                                                                                                      ------------
  NET ASSETS 100.0% ............................................................................                      $445,807,614
                                                                                                                      ============

See glossary of terms on page 87.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                AUGUST 31, 2002  -----------------------------------------------------------------
CLASS A                                            (UNAUDITED)        2002         2001        2000 d         1999         1998
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.25         $12.08       $11.37       $12.28        $12.20       $12.00
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .29            .58          .60          .60           .61          .63
 Net realized and unrealized gains (losses) ....         .13            .18          .70         (.91)          .13          .34
                                                     ---------------------------------------------------------------------------
Total from investment operations ...............         .42            .76         1.30         (.31)          .74          .97
                                                     ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.29)          (.59)        (.59)        (.60)         (.61)        (.64)
 Net realized gains                                     (.01)            --           --           -- e        (.05)        (.13)
                                                     ---------------------------------------------------------------------------
Total distributions ............................        (.30)          (.59)        (.59)        (.60)         (.66)        (.77)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period .................      $12.37         $12.25       $12.08       $11.37        $12.28       $12.20
                                                     ===========================================================================

Total return b .................................       3.51%          6.44%       11.74%      (2.57)%         6.23%        8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $1,222,781     $1,185,152   $1,084,743   $1,057,787    $1,161,345   $1,142,565
Ratios to average net assets:
 Expenses ......................................        .64% c         .64%         .64%         .63%          .63%         .63%
 Net investment income .........................       4.68% c        4.81%        5.10%        5.10%         4.98%        5.24%
Portfolio turnover rate ........................       8.00%          8.86%       10.34%       13.73%         7.37%       20.08%

CLASS B
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.29         $12.12       $11.38       $11.31
                                                     ------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .25            .52          .54          .05
 Net realized and unrealized gains .............         .15            .17          .73          .07
                                                     ------------------------------------------------
Total from investment operations ...............         .40            .69         1.27          .12
                                                     ------------------------------------------------
Less distributions from:
 Net investment income .........................        (.26)          (.52)        (.53)        (.05)
 Net realized gains ............................        (.01)            --           --           --
                                                     ------------------------------------------------
Total distributions ............................        (.27)          (.52)        (.53)        (.05)
                                                     ------------------------------------------------
Net asset value, end of period .................      $12.42         $12.29       $12.12       $11.38
                                                     ================================================

Total return b .................................       3.29%          5.81%       11.28%        1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $40,422        $30,225       $7,818         $228
Ratio to average net assets:
 Expenses ......................................       1.19% c        1.19%        1.20%        1.19% c
 Net investment income .........................       4.11% c        4.25%        4.52%        4.88% c
Portfolio turnover rate ........................       8.00%          8.86%       10.34%       13.73%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

d For the period February 1, 2000 (effective date) to February 29, 2000 for
  Class B.

e The fund made a capital gain distribution of $.0003.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 2002    ------------------------------------------------------------
CLASS C                                            (UNAUDITED)         2002        2001         2000          1999        1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.34         $12.17       $11.45       $12.36        $12.27       $12.07
                                                     ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .26            .52          .54          .54           .55          .57
 Net realized and unrealized gains (losses) ....         .14            .17          .71         (.92)          .13          .33
                                                     ---------------------------------------------------------------------------
Total from investment operations ...............         .40            .69         1.25         (.38)          .68          .90
                                                     ---------------------------------------------------------------------------
Less distributions from:
  Net investment income ........................        (.26)          (.52)        (.53)        (.53)         (.54)        (.57)
  Net Realized Gains ...........................        (.01)            --           --           -- d        (.05)        (.13)
                                                     ---------------------------------------------------------------------------
Total distributions ............................        (.27)          (.52)        (.53)        (.53)         (.59)        (.70)
                                                     ---------------------------------------------------------------------------
Net asset value, end of period .................      $12.47         $12.34       $12.17       $11.45        $12.36       $12.27
                                                     ===========================================================================

Total return b .................................       3.28%          5.80%       11.14%      (3.11)%         5.71%        7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $95,993        $77,514      $53,620      $49,038       $49,970      $32,873
Ratios to average net assets:
 Expenses ......................................       1.17% c        1.19%        1.20%        1.19%         1.19%        1.20%
 Net investment income .........................       4.15% c        4.26%        4.54%        4.54%         4.42%        4.67%
Portfolio turnover rate ........................       8.00%          8.86%       10.34%       13.73%         7.37%       20.08%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

d The fund made a capital gain distribution of $.0003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)

                                                                                                     PRINCIPAL
  MICHIGAN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ........................    $ 4,165,000       $  4,720,986
  Allendale Public School District GO, MBIA Insured,
    5.875%, 5/01/14 ............................................................................      1,335,000          1,443,602
    Pre-Refunded, 6.00%, 5/01/24 ...............................................................      3,750,000          4,062,713
  Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 ....................................      1,925,000          1,968,255
  Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ........................      1,665,000          1,878,203
  Anchor Bay School District GO,
    MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 .................................................      7,380,000          8,284,936
    School Building and Site, Series I, FGIC Insured, 6.00%, 5/01/29 ...........................      2,000,000          2,333,200
    School Building and Site, Series II, FGIC Insured, 5.70%, 5/01/25 ..........................      5,000,000          5,758,250
    School Building and Site, Series II, FGIC Insured, 5.75%, 5/01/30 ..........................      3,750,000          4,331,213
  Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .....................      4,000,000          4,533,960
  Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.125%, 5/01/20 ............................................................................      4,500,000          4,604,940
  Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ..................      2,125,000          2,339,710
  Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ......................      7,000,000          7,928,830
  Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
    5/01/26 ....................................................................................      4,445,000          4,460,913
    5/01/31 ....................................................................................      3,200,000          3,202,112
  Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 .....................        135,000            143,262
  Caledonia Community Schools,
    MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 .................................................      4,500,000          5,120,280
    Refunding, AMBAC Insured, 6.625%, 5/01/14 ..................................................      3,750,000          3,853,050
  Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ..        875,000            950,451
  Carmen-Ainsworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ..................      2,950,000          2,958,762
  Central Michigan University Revenue, FGIC Insured,
    5.00%, 10/01/27 ............................................................................        500,000            501,020
    Pre-Refunded, 5.625%, 10/01/22 .............................................................      2,500,000          2,831,150
  Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ..............................      1,400,000          1,521,198
  Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ......................      3,550,000          3,753,983
  Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 ...........................      5,000,000          5,121,750
  Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
    6.20%, 5/01/15 .............................................................................      1,100,000          1,206,051
    6.30%, 5/01/23 .............................................................................      1,700,000          1,866,651
  De Witt Public Schools GO, AMBAC Insured, Pre-Refunded,
    5.70%, 5/01/21 .............................................................................      6,905,000          7,811,765
    5.50%, 5/01/26 .............................................................................      5,500,000          6,174,410
  Dearborn EDC, Hospital Revenue, Oakwood Obligation Group,
    Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ..........................................      1,000,000          1,019,200
    Series A, FGIC Insured, 5.75%, 11/15/15 ....................................................        100,000            108,022
  Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ......................     38,330,000         38,720,199
  Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 .....................     10,610,000         10,881,934
  Detroit Sewage Disposal Revenue,
    Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ..........................................     12,585,000         12,872,064
    Series A, MBIA Insured, 5.50%, 7/01/20 .....................................................        215,000            225,756
    Series A, MBIA Insured, 5.00%, 7/01/27 .....................................................     22,000,000         22,048,840
  Detroit Water Supply System Revenue,
    Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ...............................................      1,455,000          1,504,092
    second lien, Series B, FGIC Insured, 5.50%, 7/01/33 ........................................     20,000,000         20,965,600
    senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ........................................     11,400,000         11,407,296
    senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 ........................................      9,625,000          9,801,138
    senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 .........................      1,500,000          1,747,305
    Series A, MBIA Insured, 5.00%, 7/01/27 .....................................................      5,750,000          5,761,098
  Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .................      5,500,000          5,586,350
  Dexter Community Schools GO, Refunding, AMBAC Insured, 5.70%, 5/01/14 ........................      1,050,000          1,096,935
  East Detroit School District GO, FGIC Insured,
    6.10%, 5/01/16 .............................................................................      1,025,000          1,139,236
    Pre-Refunded, 6.10%, 5/01/16 ...............................................................      4,975,000          5,674,137
  East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 .......      4,775,000          5,570,515
  Eastern Michigan University Revenue, FGIC Insured, Pre-Refunded, 5.50%, 6/01/27 ..............      9,100,000         10,320,310

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
  MICHIGAN INSURED TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 ...............................    $ 5,000,000       $  5,355,600
  Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25        100,000            104,511
  Ferndale School District GO,
    FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 .................................................      3,000,000          3,367,860
    Refunding, FGIC Insured, 5.375%, 5/01/21 ...................................................      3,500,000          3,588,900
  Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
    6.15%, 10/01/14 ............................................................................      1,000,000          1,071,410
    6.25%, 10/01/19 ............................................................................      1,000,000          1,072,470
  Ferris State University Revenue,
    AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ...............................................      2,500,000          2,850,275
    AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ...............................................      2,500,000          2,860,975
    AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ...............................................      6,840,000          7,842,265
    FGIC Insured, 5.25%, 10/01/26 ..............................................................      1,500,000          1,531,065
    FGIC Insured, 5.25%, 10/01/31 ..............................................................      3,255,000          3,313,297
  Fowlerville Community School District GO, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 .........      2,000,000          2,253,940
  Gladstone Area Public Schools GO, AMBAC Insured,
    5.50%, 5/01/26 .............................................................................        695,000            714,453
    Pre-Refunded, 5.50%, 5/01/26 ...............................................................        805,000            903,709
  Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
  Pre-Refunded, 5.95%, 1/01/15 .................................................................      1,015,000          1,106,705
  Grand Haven Area Public Schools GO,
    MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 .................................................      4,540,000          4,770,859
    Refunding, MBIA Insured, 6.05%, 5/01/14 ....................................................        460,000            481,606
  Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ............     10,000,000         11,029,200
  Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ............................      2,000,000          2,128,980
  Grand Rapids Building Authority Revenue, AMBAC Insured, 5.00%, 10/01/28 ......................      6,000,000          6,013,920
  Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
    6.875%, 6/01/24 ............................................................................      7,500,000          8,255,400
  Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured, 6.25%,
    7/01/12 ....................................................................................        815,000            834,332
    7/01/22 ....................................................................................      2,395,000          2,451,809
  Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...........      5,250,000          6,007,890
  Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ...............      2,000,000          2,008,660
  Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 .....      4,400,000          4,495,436
  Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ...................      4,715,000          5,173,392
  Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 .......................     30,000,000         35,151,000
  Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ................      3,900,000          4,412,148
  Hazel Park School District GO, FSA Insured, 5.00%,
    5/01/27 ....................................................................................      9,000,000          9,026,730
    5/01/32 ....................................................................................     12,475,000         12,483,608
  Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
    5.70%, 5/01/21 .............................................................................      4,000,000          4,525,280
    5.50%, 5/01/26 .............................................................................      1,000,000          1,122,620
  Howell Public Schools GO, MBIA Insured, Pre-Refunded,
    5.875%, 5/01/22 ............................................................................      2,000,000          2,318,320
    6.00%, 5/01/25 .............................................................................      1,600,000          1,830,976
  Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
    6.05%, 5/01/19 .............................................................................      2,000,000          2,187,920
    6.10%, 5/01/24 .............................................................................      2,000,000          2,189,560
  Huron Michigan School District GO, FSA Insured,
    5.25%, 5/01/21 .............................................................................      1,500,000          1,556,940
    5.375%, 5/01/26 ............................................................................      2,500,000          2,582,775
  Huron Valley School District GO,
    FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ................................................        100,000            113,893
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 .................................................      2,450,000          2,777,051
    Refunding, FGIC Insured, 6.125%, 5/01/20 ...................................................     11,535,000         12,082,451
  Jackson Brownfield RDA Revenue, FGIC Insured,
    5.125%, 6/01/22 ............................................................................      2,290,000          2,348,990
    5.125%, 6/01/24 ............................................................................      1,215,000          1,234,938
    5.25%, 6/01/26 .............................................................................      2,820,000          2,884,522
    5.375%, 6/01/30 ............................................................................      5,830,000          6,023,731

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
 MICHIGAN INSURED TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
  Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ........................    $   130,000       $    146,683
  Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ............      4,000,000          4,075,720
  Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
    Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ......................      3,805,000          4,175,227
    Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .......     26,165,000         28,022,715
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
    6.25%, 5/15/12 .............................................................................      5,000,000          5,270,250
    Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
    6.375%, 5/15/17 ............................................................................      2,460,000          2,595,079
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ........................        250,000            260,738
    Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ........................     10,000,000         10,321,800
  Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13 ..........      1,000,000          1,043,940
  Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
    5/01/21 ....................................................................................      1,510,000          1,606,897
    5/01/26 ....................................................................................      7,000,000          7,422,310
  Kent County Building Authority GO, 5.00%, 6/01/26 ............................................     21,885,000         21,915,858
  Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ............      2,200,000          2,264,284
  Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 .....................      2,000,000          2,081,340
  Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ............      1,000,000          1,008,840
  Lake Superior State University Revenue,
    AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ..............................................      1,500,000          1,683,465
    Refunding, AMBAC Insured, 5.25%, 11/15/31 ..................................................      2,000,000          2,037,820
  Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ....................        100,000            113,349
  Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 .......................        800,000            895,312
  Lansing Building Authority Revenue, Refunding, MBIA Inured, 5.60%, 6/01/19 ...................      1,470,000          1,547,454
  Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance, Refunding,
    Series A, AMBAC Insured, 5.20%, 7/01/19 ....................................................      2,115,000          2,196,385
  Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
    6.00%, 5/01/25 .............................................................................      3,500,000          3,898,230
  Lincoln Consolidated School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 .................................................        130,000            141,791
    FSA Insured, 5.00%, 5/01/28 ................................................................      1,000,000          1,001,400
    Refunding, FGIC Insured, 5.85%, 5/01/21 ....................................................         10,000             10,627
  Lincoln Park School District GO,
    FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 .................................................      2,885,000          3,265,301
    FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 .................................................      6,050,000          6,858,038
    Refunding, FGIC Insured, 5.00%, 5/01/26 ....................................................        400,000            400,948
  Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ........................      3,950,000          4,014,425
  Lowell Area Schools GO, FGIC Insured, 5.625%,
    5/01/25 ....................................................................................      3,125,000          3,306,781
    5/01/30 ....................................................................................      3,250,000          3,428,393
  Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding,
    Series D, FSA Insured,
    5.875%, 4/01/11 ............................................................................      4,525,000          4,974,016
    6.10%, 4/01/19 .............................................................................      5,225,000          5,717,770
  Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ...........      2,675,000          2,799,789
  Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 .............      4,000,000          4,507,880
  Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
    5.40%, 6/01/19 .............................................................................      5,000,000          5,126,650
    5.50%, 6/01/25 .............................................................................      5,000,000          5,129,350
  Michigan Municipal Bond Authority Revenue,
    Clean Water State Revolving Fund, 5.00%, 10/01/24 ..........................................     14,785,000         14,842,514
    Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .....................      3,790,000          4,139,400
    Series B, AMBAC Insured, 6.75%, 11/01/14 ...................................................      1,010,000          1,128,200
    Series B, AMBAC Insured, 6.80%, 11/01/14 ...................................................      1,135,000          1,269,021
    Series B, AMBAC Insured, 6.80%, 11/01/23 ...................................................        280,000            313,062
    Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 .....................................      5,480,000          6,183,906
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 .....................................        515,000            581,693
    Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 .....................................        545,000            615,578
  Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I,
    FSA Insured,
    4.75%, 10/15/18 ............................................................................      3,000,000          3,046,890
    5.00%, 10/15/24 ............................................................................      5,000,000          5,032,500
  Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ............................................     12,000,000         12,473,760

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
  MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Michigan State HDA,
    Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ............................    $   200,000       $    214,678
    SFMR, Refunding, Series B, FHA Insured, 6.20%, 6/01/27 .....................................         25,000             25,874
    SFMR, Refunding, Series E, FHA Insured, 6.20%, 12/01/27 ....................................        150,000            155,627
    SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ..............................................      2,500,000          2,615,325
    SFMR, Series D, FHA Insured, 5.95%, 12/01/16 ...............................................        250,000            264,878
  Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ...............     15,175,000         16,492,645
    Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 ................................      1,665,000          1,665,000
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24      15,000,000         15,497,100
    Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27      10,000,000         10,109,800
    Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ...................     10,525,000         11,519,402
    Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ...................     11,000,000         11,931,920
    Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .......................      6,000,000          6,301,920
    Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .......................      1,750,000          1,838,060
    Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .......................................        300,000            322,305
    Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ..........................      8,605,000          8,895,591
    Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ...............      4,890,000          5,211,420
    Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ...........      7,500,000          7,663,875
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ................      7,500,000          7,541,100
    Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ....................................        100,000            107,347
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ...............      3,445,000          3,596,546
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ...............      9,545,000          9,945,795
    St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ..............     14,500,000         15,324,325
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
    Project, Refunding,
    Series AA, FGIC Insured, 6.95%, 5/01/11 ....................................................      5,000,000          6,214,800
    Series BB, AMBAC Insured, 7.00%, 5/01/21 ...................................................      3,000,000          3,859,500
    Series BB, MBIA Insured, 6.05%, 10/01/23 ...................................................      1,285,000          1,367,214
    Series BB, MBIA Insured, 6.20%, 8/15/25 ....................................................     10,250,000         11,476,105
    Series CC, MBIA Insured, 6.05%, 10/01/23 ...................................................      5,825,000          6,197,684
  Michigan State Trunk Line Revenue,
    Refunding, Series B2, MBIA Insured, 5.50%, 10/01/21 ........................................      1,160,000          1,163,132
    Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 .........................................      3,300,000          3,315,312
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 .........................................      3,050,000          3,059,943
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ........................................      1,400,000          1,403,724
    Series A, FGIC Insured, 5.50%, 10/01/21 ....................................................        375,000            375,975
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 .....................................      8,990,000         10,218,933
    Series A, FSA Insured, 5.00%, 11/01/25 .....................................................     15,000,000         15,064,650
  Michigan State Trunk Line, Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ...................     29,000,000         29,546,650
  Milan Michigan Area Schools GO, Series A, FGIC Insured, 5.75%, 5/01/24 .......................      3,500,000          3,773,420
  Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22 ....................................................      4,000,000          4,176,880
    Series 1-B, MBIA Insured, 6.55%, 9/01/24 ...................................................      4,000,000          4,253,760
    Series CC, MBIA Insured, 6.55%, 6/01/24 ....................................................      1,150,000          1,210,364
  Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18 ....................................................................................      1,900,000          1,951,053
    5/01/21 ....................................................................................      2,000,000          2,041,800
 Northview Public Schools District GO,
    MBIA Insured, 5.80%, 5/01/21 ...............................................................        235,000            251,521
    MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 .................................................      4,265,000          4,819,749
    Refunding, FGIC Insured, 5.00%, 5/01/21 ....................................................      3,450,000          3,495,540
 Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21 ............................................      1,960,000          2,005,041
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 ................................................      4,750,000          4,993,865
  Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23 .............................................................................        500,000            503,150
    5.125%, 5/01/28 ............................................................................        500,000            503,745

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
  MICHIGAN INSURED TAX-FREE INCOME FUND                                                                AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Oxford Area Community School District GO, FSA Insured, 5.00%,
    5/01/26 ....................................................................................    $ 5,425,000       $  5,444,422
    5/01/31 ....................................................................................      4,865,000          4,868,211
  Plymouth-Canton Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/13 .......      4,000,000          4,173,640
  Pontiac General Building Authority GO, FGIC Insured, 5.375%,
    6/01/23 ....................................................................................      1,620,000          1,689,109
    6/01/27 ....................................................................................      2,635,000          2,728,727
  Port Huron School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/12 ......................      4,500,000          4,618,890
  Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14 ............................................................................        770,000            865,003
    6.20%, 10/01/20 ............................................................................        670,000            754,628
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ...............................................................      2,040,000          2,365,768
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...........................................     20,000,000         20,230,800
    Series B, MBIA Insured, 5.875%, 7/01/35 ....................................................     25,000,000         27,857,750
  Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14      3,400,000          3,703,756
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...................      8,700,000          8,825,367
  Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ..................................     14,090,000         16,020,894
  Rockford Public Schools GO, Refunding, FGIC Insured, 5.25%,
    5/01/22 ....................................................................................      1,250,000          1,273,663
    5/01/27 ....................................................................................      3,000,000          3,035,580
  Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
    5/01/13 ....................................................................................        690,000            721,071
    5/01/17 ....................................................................................      1,200,000          1,252,008
    5/01/22 ....................................................................................      5,435,000          5,652,617
  Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
    MBIA Insured, 5.25%,
    11/15/31 ...................................................................................     12,750,000         12,898,920
    11/15/35 ...................................................................................     17,600,000         17,842,000
  Saginaw Hospital Finance Authority Revenue,
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ................      4,850,000          5,097,496
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 .................      1,750,000          1,813,963
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ............      5,325,000          5,421,489
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 .............      2,000,000          2,035,880
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.00%, 7/01/21 .............      3,875,000          3,889,686
  Saginaw Valley State University of Michigan Revenue, Series A, MBIA Insured, 5.125%, 7/01/30 .      4,315,000          4,352,023
  Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 .......................      2,540,000          2,657,450
  Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
    5.75%, 5/01/21 .............................................................................      3,575,000          4,052,227
    5.375%, 5/01/26 ............................................................................      1,000,000          1,117,180
  South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 .......................      2,000,000          2,082,020
  South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 ...............................      3,155,000          3,264,573
  St. Clair County Building Authority GO, MBIA Insured, 5.25%,
    4/01/18 ....................................................................................      2,065,000          2,137,275
    4/01/21 ....................................................................................      2,400,000          2,462,400
  St. Clair County EDC, PCR, Detroit Edison Co., Refunding,
    Series AA, AMBAC Insured, 6.40%, 8/01/24 ...................................................     10,000,000         11,296,100
    Series DD, AMBAC Insured, 6.05%, 8/01/24 ...................................................      7,745,000          7,926,001
  Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ...................      1,000,000          1,046,220
  Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ..................      2,595,000          2,644,123
  Tecumseh Public Schools GO, FGIC Insured, 5.50%,
    5/01/25 ....................................................................................      5,925,000          6,164,607
    5/01/30 ....................................................................................      4,500,000          4,667,400
  Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded,
    6.00%, 5/01/23 .............................................................................      2,400,000          2,728,896
  Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12 ....................................................................................      2,175,000          2,260,260
    5/01/20 ....................................................................................      1,000,000          1,026,810
  Walled Lake Consolidated School District GO, Refunding, MBIA Insured, Pre-Refunded,
    5.50%, 5/01/22 .............................................................................      3,000,000          3,367,860

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
  MICHIGAN INSURED TAX-FREE INCOME FUND                                                                AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Warren Consolidated School District GO, FSA Insured,
    4.875%, 5/01/22 ............................................................................    $11,850,000     $   11,897,045
    5.00%, 5/01/26 .............................................................................     14,450,000         14,501,731
  Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ................................      2,450,000          2,491,920
  Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ..................................      2,000,000          2,266,200
  Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
    5.25%, 12/01/25 ............................................................................     17,000,000         17,431,970
    5.00%, 12/01/30 ............................................................................     10,750,000         10,757,740
  Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
    Series A, MBIA Insured, 5.25%, 12/01/18 ....................................................      5,500,000          5,681,500
    sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 ..............................      1,000,000          1,031,720
  Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ...............................     17,900,000         18,059,489
  West Bloomfield School District GO, FGIC Insured, 6.00%,
    5/01/19 ....................................................................................      2,100,000          2,460,570
    5/01/20 ....................................................................................      2,000,000          2,343,400
  West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ..................      1,400,000          1,451,940
  West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21 ...............................................................      2,355,000          2,462,553
    FGIC Insured, 5.60%, 5/01/26 ...............................................................     12,100,000         12,539,577
    Refunding, FGIC Insured, 6.00%, 5/01/20 ....................................................      6,630,000          6,805,761
  Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ..........................      1,660,000          1,708,505
  Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .................................     12,550,000         12,557,907
  Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 ...................      1,800,000          1,879,470
  Wyandotte Electric Revenue, MBIA Insured, Pre-Refunded, 6.25%, 10/01/17 ......................      9,980,000         10,215,728
  Wyoming Public Schools GO, FGIC Insured, 5.125%, 5/01/23 .....................................      5,750,000          5,815,665
  Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 ............................................................................      2,000,000          2,065,660
    5.50%, 5/01/19 .............................................................................      1,500,000          1,545,270
  Ypsilanti School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 .................................................      4,700,000          5,327,403
    Refunding, FGIC Insured, 5.375%, 5/01/26 ...................................................      6,750,000          6,881,558
  Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ..............      4,000,000          4,379,120
                                                                                                                    --------------
  TOTAL LONG TERM INVESTMENTS (COST $1,245,536,021) ............................................                      1,334,829,592
                                                                                                                    --------------
a SHORT TERM INVESTMENTS .4%
  Michigan Higher Education Student Loan Authority Revenue, Series XXII-B, AMBAC Insured, Weekly
    VRDN and Put, 1.40%, 10/01/13 ..............................................................      2,900,000          2,900,000
  Michigan State Strategic Fund Limited Obligation Revenue, Detroit Symphony, Series A, Daily
    VRDN and Put, 1.80%, 6/01/31 ...............................................................        400,000            400,000
  University of Michigan Revenues,
    Hospital, Series A, Daily VRDN and Put, 1.80%, 12/01/27 ....................................      2,200,000          2,200,000
    Refunding, Series A-2, Daily VRDN & Put, 1.80%, 12/01/24 ...................................        500,000            500,000
                                                                                                                    --------------
  TOTAL SHORT TERM INVESTMENTS (COST $6,000,000) ...............................................                         6,000,000
                                                                                                                    --------------
  TOTAL INVESTMENTS (COST $1,251,536,021) 98.6% ................................................                     1,340,829,592
  OTHER ASSETS, LESS LIABILITIES 1.4% ..........................................................                        18,366,216
                                                                                                                    --------------
  NET ASSETS 100.0% ............................................................................                    $1,359,195,808
                                                                                                                    ==============


See glossary of terms on page 87.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND
                                                  SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 2002  ------------------------------------------------------------
CLASS A                                             (UNAUDITED)      2002          2001        2000           1999        1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $11.99         $11.89       $11.13       $12.14        $12.16       $12.01
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .29            .58          .58          .59           .61          .64
 Net realized and unrealized gains (losses) ....         .10            .10          .76         (.99)          .01          .25
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............         .39            .68         1.34         (.40)          .62          .89
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.29)          (.58)        (.58)        (.59)         (.62)        (.64)
 Net realized gains ............................          --             --           --         (.02)         (.02)        (.10)
                                                    ----------------------------------------------------------------------------
Total distributions ............................        (.29)          (.58)        (.58)        (.61)         (.64)        (.74)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period .................      $12.09         $11.99       $11.89       $11.13        $12.14       $12.16
                                                    ============================================================================

Total return b .................................       3.29%          5.84%       12.31%      (3.30)%         5.18%        7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............    $496,369       $485,818     $465,758     $451,142      $515,174     $495,315
Ratios to average net assets:
 Expenses ......................................        .67% c         .66%         .67%         .66%          .67%         .65%
 Net investment income .........................       4.76% c        4.81%        5.04%        5.05%         5.01%        5.29%
Portfolio turnover rate ........................       5.80%          4.86%       24.68%       15.79%        16.25%       14.87%


CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $12.05         $11.95       $11.18       $12.19        $12.21       $12.05
                                                    ----------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .......................         .25            .51          .52          .52           .54          .57
 Net realized and unrealized gains (losses) ....         .11            .10          .76         (.98)          .01          .26
                                                    ----------------------------------------------------------------------------
Total from investment operations ...............         .36            .61         1.28         (.46)          .55          .83
                                                    ----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................        (.25)          (.51)        (.51)        (.53)         (.55)        (.57)
 Net realized gains ............................          --             --           --         (.02)         (.02)        (.10)
                                                    ----------------------------------------------------------------------------
Total distributions ............................        (.25)          (.51)        (.51)        (.55)         (.57)        (.67)
                                                    ----------------------------------------------------------------------------
Net asset value, end of period .................      $12.16         $12.05       $11.95       $11.18        $12.19       $12.21
                                                    ============================================================================

Total return b .................................       3.08%          5.22%       11.74%      (3.84)%         4.58%        7.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $46,642        $39,170      $24,738      $21,828       $20,896      $10,131
Ratios to average net assets:
 Expenses ......................................       1.19% c        1.22%        1.23%        1.22%         1.23%        1.22%
 Net investment income .........................       4.24% c        4.26%        4.49%        4.50%         4.44%        4.72%
Portfolio turnover rate ........................       5.80%          4.86%       24.68%       15.79%        16.25%       14.87%

a Based on average shares outstanding effective year ended february 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)

                                                                                                     PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                       AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  BONDS 97.3%
  Albany ISD No. 745, GO, Series A, FSA Insured, 6.00%, 2/01/16 ................................    $ 2,295,000       $  2,427,812
  Anoka-Hennepin ISD 11, GO, School District Credit Enhancement Program, Series A, FSA Insured,
    5.00%, 2/01/20 .............................................................................      6,130,000          6,290,483
  Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ..................      4,870,000          4,991,847
  Big Lake ISD No. 727, GO, MBIA Insured, 5.70%, 2/01/21 .......................................      3,085,000          3,438,387
  Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 .........      1,045,000          1,109,748
  Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 ..............................................................      3,500,000          3,629,185
  Brooklyn Center ISD, GO, FSA Insured, 5.00%, 2/01/22 .........................................      1,000,000          1,014,190
  Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ....................................................      1,000,000          1,045,490
  Buffalo ISD No. 877, GO,
    FSA Insured, 6.15%, 2/01/18 ................................................................      2,800,000          2,853,088
    Refunding, MBIA Insured, 5.00%, 2/01/22 ....................................................      4,255,000          4,298,912
  Burnsville ISD No. 191, GO, Series A, FSA Insured, 6.20%, 2/01/17 ............................      2,105,000          2,299,102
  Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.90%, 9/20/19 .............................................................................        400,000            427,420
    5.95%, 9/20/29 .............................................................................      1,275,000          1,345,125
    6.00%, 9/20/34 .............................................................................      1,000,000          1,055,620
  Caledonia ISD No. 299, GO, MBIA Insured, 5.60%, 2/01/21 ......................................      1,580,000          1,664,941
  Centennial ISD, No. 012, GO, Series A, FSA Insured, 5.00%, 2/01/21 ...........................      1,000,000          1,021,030
  Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 .............................        250,000            255,923
  Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ....................      2,975,000          3,192,413
  Columbia Heights ISD No. 013, GO, FSA Insured, 5.50%, 2/01/23 ................................      4,500,000          4,623,525
  Dakota County Housing and RDA,
    Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 ..      1,015,000          1,023,942
    MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 .................................      1,500,000          1,556,040
    SFMR, GNMA Secured, 5.75%, 4/01/18 .........................................................      2,203,000          2,297,663
    SFMR, GNMA Secured, 5.85%, 10/01/30 ........................................................      3,693,000          3,817,934
  Deer River ISD No. 317, GO, FSA Insured, 6.00%, 2/01/25 ......................................      1,325,000          1,435,055
  Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
    6.20%, 11/01/12 ............................................................................      2,880,000          2,959,834
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded,
    6.30%, 11/01/22 ............................................................................      2,125,000          2,336,693
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured,
    6.40%, 5/01/12 .............................................................................      3,000,000          3,021,030
  Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ....................      3,075,000          3,139,667
  Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 .............................................................................      1,700,000          1,793,109
    6.00%, 9/20/34 .............................................................................      1,480,000          1,557,966
  Eden Prairie ISD No. 272, GO, Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/15 ............      1,980,000          2,087,752
  Eden Prairie MFHR,
    Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 ............................      1,500,000          1,630,680
    Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 ............................      3,350,000          3,579,241
    Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/42 .............................      7,995,000          8,544,656
    Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ...........................      2,000,000          2,088,660
    Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 .........................      7,380,000          7,621,695
  Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 ...........................      1,000,000          1,049,050
  Faribault ISD No. 656, GO, FSA Insured, 5.75%, 6/01/15 .......................................      1,500,000          1,600,665
  Farmington ISD No.192, GO, MBIA Insured, 5.25%, 2/01/24 ......................................      5,915,000          6,047,792
  Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
    6.10%, 1/01/26 .............................................................................      2,180,000          2,243,656
  Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded,
    5.00%, 11/01/25 ............................................................................      8,000,000          8,896,720
  Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
    5.60%, 11/20/17 ............................................................................        750,000            788,468
    5.70%, 11/20/32 ............................................................................      3,000,000          3,098,040
  Hopkins ISD, GO, FGIC Insured, 5.125%, 2/01/22 ...............................................      3,880,000          3,971,413
  Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%, 8/01/27 ....      1,085,000          1,127,196
  Kenyon Wanamingo ISD No. 2172, GO, MBIA Insured, 6.00%, 2/01/22 ..............................      4,030,000          4,382,827
  Lake Superior ISD No. 381, GO, Building, Series A, FSA Insured, 5.00%, 4/01/23 ...............      4,195,000          4,232,587
  Lakeview ISD No. 2167, GO, MBIA Insured, 5.25%, 2/01/26 ......................................      3,705,000          3,775,395
  Lakeville ISD No. 194, GO, Series A, FGIC Insured, 5.00%, 2/01/23 ............................     10,180,000         10,269,991
  Mahtomedi ISD, No. 832, GO, FSA Insured, 5.00%, 2/01/18 ......................................      3,240,000          3,383,208

FRANKLIN TAX-FREE TRUST

                                                                                                      PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                      AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/29 ..............................    $ 2,700,000       $  2,730,186
  Minneapolis and St. Paul Housing RDA, Health Care System Revenue, Children's Health Care,
    Series A, FSA Insured,
    5.70%, 8/15/16 .............................................................................      1,005,000          1,059,220
    5.50%, 8/15/25 .............................................................................      9,000,000          9,139,590
  Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A,
    AMBAC Insured, 5.20%, 1/01/24 ..............................................................      5,000,000          5,084,850
    FGIC Insured, 5.125%, 1/01/31 ..............................................................      7,000,000          7,077,490
    FGIC Insured, 5.25%, 1/01/32 ...............................................................      7,000,000          7,131,740
  Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C,
    5.25%, 1/01/32 .............................................................................      6,000,000          6,112,920
  Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet Community
    Hospitals Inc., Series B,
    MBIA Insured, Pre-Refunded, 8.875%, 11/01/15 ...............................................        840,000          1,089,060
  Minneapolis GO,
    Sports Arena Project, Refunding, 5.125%, 10/01/20 ..........................................      8,340,000          8,561,010
    Sports Arena Project, Refunding, 5.20%, 10/01/24 ...........................................      3,750,000          3,807,788
    Various Purpose, 5.125%, 12/01/28 ..........................................................      3,000,000          3,049,440
  Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...................      5,000,000          5,014,500
  Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 ...................      3,000,000          3,046,380
  Minneapolis Special School District No. 001 COP, Series A, MBIA Insured, Pre-Refunded,
    5.90%, 2/01/17 .............................................................................      5,000,000          5,581,000
  Minnesota Agriculture and Economic Development Board Revenue,
    Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 .....................     14,625,000         14,769,349
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 .......      4,870,000          4,934,187
    Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
    5.15%, 12/01/22 ............................................................................        310,000            352,572
    Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..     18,000,000         19,062,180
  Minnesota State HFA,
    Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ..........................      6,120,000          6,415,780
    Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ..........................      2,250,000          2,341,575
    Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ..........................      2,615,000          2,702,707
    SFHR, Series D, 5.45%, 1/01/26 .............................................................      4,755,000          4,852,240
    SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ..............................................      8,265,000          8,405,753
    SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ...............................................      1,115,000          1,149,476
    SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ..............................................      1,535,000          1,591,642
    SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ...............................................      1,185,000          1,213,902
  Minnesota State Higher Education Facilities Authority Revenue,
    Bethel, Refunding, 5.10%, 4/01/28 ..........................................................      7,700,000          7,773,997
    St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/21 ............................      1,750,000          1,808,608
    St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/26 ............................      1,500,000          1,527,030
    University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ......................      1,000,000          1,060,860
  Minnetonka MFHR,
    Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 .....................      2,720,000          2,844,277
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 ....................      1,750,000          1,865,483
    Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 ....................      5,955,000          6,293,542
  Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ......................      1,890,000          1,923,302
  New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17 .............................................................................        450,000            474,881
    6.20%, 1/01/31 .............................................................................      5,470,000          5,726,160
  Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation,
    AMBAC Insured, 5.625%, 2/01/22 .............................................................      1,230,000          1,308,314
  North St. Paul Maplewood ISD No. 622, GO,
    Refunding, Series A, 5.125%, 2/01/25 .......................................................      2,275,000          2,292,267
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 .......................................      2,000,000          2,240,860
  Northeast Metropolitan ISD No. 916, GO, FSA Insured, 5.80%, 1/01/16 ..........................      5,320,000          5,683,622
  Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12 .....................................................      1,030,000          1,106,375
    Series C, AMBAC Insured, 6.125%, 1/01/20 ...................................................      8,090,000          8,350,822
  Osseo ISD No. 279, GO, Series A, FSA Insured, 5.00%, 2/01/20 .................................      3,000,000          3,086,040
  Park Rapids ISD No. 309, GO, MBIA Insured, 5.00%, 2/01/25 ....................................      3,000,000          3,011,280
  Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16 .............................................................................      1,600,000          1,740,400
    6.125%, 6/01/24 ............................................................................      1,815,000          1,956,080

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------

 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
  Princeton ISD No. 477, GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ...................    $ 1,190,000       $  1,199,496
  Prior Lake ISD No. 719, GO,
   FGIC Insured, 5.125%, 2/01/19 ...............................................................      1,140,000          1,192,326
   FSA Insured, 5.50%, 2/01/20 .................................................................      2,255,000          2,395,577
   FSA Insured, 5.50%, 2/01/21 .................................................................      2,590,000          2,731,440
a  Series C, MBIA Insured, 5.00%, 2/01/23 ......................................................      6,025,000          6,076,273
  Puerto Rico Commonwealth GO, Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .....      1,000,000          1,020,200
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ...................      1,300,000          1,318,733
  Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
    5.875%, 1/01/31 ............................................................................      2,160,000          2,251,670
  Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding, Series A, AMBAC
    Insured, 5.45%, 5/15/13 ....................................................................      2,000,000          2,067,720
  Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 ...........................      3,000,000          3,058,020
  Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 .........      4,000,000          4,174,400
  Roseville ISD No. 623, GO, Series A, FSA Insured,
    5.80%, 2/01/19 .............................................................................      1,200,000          1,266,132
    5.85%, 2/01/24 .............................................................................      2,470,000          2,606,048
    6.00%, 2/01/25 .............................................................................      4,260,000          4,627,766
  Rush City ISD No. 139, GO, School Building, MBIA Insured, 5.00%, 2/01/21 .....................      1,680,000          1,716,809
  Rush City ISD No. 139, School Building, MBIA Insured, 5.125%, 2/01/26 ........................      4,245,000          4,302,392
  Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%,
    2/01/23 ....................................................................................      2,740,000          2,943,637
    2/01/26 ....................................................................................      5,000,000          5,360,850
  Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.70%, 2/01/29 .............................................................................      1,380,000          1,420,337
  Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments Project,
    AMBAC Insured, 5.70%, 2/01/33 ..............................................................      2,285,000          2,351,791
  Scott County Housing and Redevelopment Authority Housing Development Revenue GO, River City
    Centre Project, Series A, FSA Insured,
    5.375%, 2/01/27 ............................................................................      1,520,000          1,549,518
  Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A, GNMA Secured,
    6.20%, 1/20/41 .............................................................................      2,865,000          3,107,494
    6.50%, 7/20/41 .............................................................................      1,300,000          1,432,704
  Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City
    Centre Project, Series B, AMBAC Insured,
    5.50%, 2/01/27 .............................................................................        675,000            693,029
  Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River City
    Centre Project, Series E, FSA Insured,
    5.375%, 2/01/25 ............................................................................      1,170,000          1,192,160
  Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28 ..      2,530,000          2,718,662
  South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%, 2/01/23 ...............      4,000,000          4,032,680
  Southeastern Multi County Housing and RDAR, Housing Development, Goodhue County Apartments B,
    MBIA Insured, 5.75%, 1/01/31 ...............................................................      2,415,000          2,512,711
  Southern Minnesota Municipal Power Agency Power Supply System Revenue,
    Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 .....................................      1,000,000          1,031,380
    Series A, AMBAC Insured, 5.75%, 1/01/18 ....................................................      2,250,000          2,322,698
    Series A, FGIC Insured, 5.75%, 1/01/18 .....................................................      1,000,000          1,032,310
    Series A, MBIA Insured, 5.75%, 1/01/18 .....................................................      8,865,000          9,151,428
    Series B, AMBAC Insured, 6.00%, 1/01/16 ....................................................      5,000,000          5,165,550
    Series C, AMBAC Insured, 5.00%, 1/01/17 ....................................................      1,000,000          1,069,790
  St. Clair ISD No. 75, GO, MBIA Insured, 5.70%, 4/01/22 .......................................      2,250,000          2,378,475
  St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, 5.875%, 5/01/30 .......     17,785,000         19,167,606
  St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
    5.00%, 7/01/15 .............................................................................      1,165,000          1,209,561
  St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding, Series A,
    FGIC Insured, 5.00%, 3/01/22 ...............................................................      1,000,000          1,007,630
  St. Francis ISD No. 15, GO, Series A, FSA Insured,
    6.35%, 2/01/13 .............................................................................      1,500,000          1,687,890
    6.375%, 2/01/16 ............................................................................      5,465,000          6,153,973
  St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured, 5.20%, 7/01/23 .........................................      6,900,000          6,938,985
  St. Michael ISD, No. 885, GO, FSA Insured, 5.00%, 2/01/23 ....................................      3,300,000          3,309,174
  St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured,
    5.75%, 8/01/13 .............................................................................      5,105,000          5,383,274
  St. Paul ISD No. 625,
    COP, Series C, MBIA Insured, 6.10%, 2/01/14 ................................................      1,075,000          1,134,835
    COP, Series C, MBIA Insured, 6.10%, 2/01/15 ................................................        500,000            527,830
    GO, Series A, FSA Insured, 5.75%, 2/01/16 ..................................................      3,500,000          3,754,520
    GO, Series C, FSA Insured, 6.00%, 2/01/20 ..................................................      1,600,000          1,745,200


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                       AMOUNT            VALUE
----------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)

  St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/02 ...................................................................................     $    5,000       $      5,012
    12/01/14 ...................................................................................        190,000            174,462
  Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 .....................................      2,990,000          3,234,373
  Todd Morrisson and Stearns Counties ISD No. 2753, GO, MBIA Insured, 5.00%, 4/01/17 ...........      1,500,000          1,526,354
  Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ............      2,915,000          3,023,816
  Walker-Hakensack-Akeley ISD No. 113, GO,
    Series A, FSA Insured, 6.00%, 2/01/23 ......................................................      1,160,000          1,337,897
    Series A, FHA Insured, 6.00%, 2/01/25 ......................................................      1,300,000          1,499,367
  Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
    5.35%, 2/01/22 .............................................................................      1,000,000          1,018,379
    5.40%, 8/01/27 .............................................................................      2,015,000          2,044,821
  Washington County SFMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 .......................         55,000             55,044
  Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%, 1/01/12 ..............................................................      2,745,000          2,979,944
    AMBAC Insured, 5.50%, 1/01/13 ..............................................................      4,500,000          4,849,604
    MBIA Insured, 5.50%, 1/01/15 ...............................................................      5,425,000          5,445,560
  Worthington ISD No. 518, GO, Series A, FSA Insured, 5.00%, 2/01/24 ...........................      5,000,000          5,021,499
                                                                                                                      ------------
  TOTAL BONDS ..................................................................................                       528,402,419
                                                                                                                      ------------

  ZERO COUPON BONDS .9%
  Southern Minnesota Municipal Power Agency Power Supply System Revenue, Capital Appreciation,
    Series A, MBIA Insured,
    1/01/19 ....................................................................................      5,875,000          2,717,422
    1/01/20 ....................................................................................      4,750,000          2,057,082
                                                                                                                      ------------
  TOTAL ZERO COUPON BONDS ......................................................................                         4,774,504
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $507,085,455) ..............................................                       533,176,923
                                                                                                                      ------------

b SHORT TERM INVESTMENTS 2.1%
  Beltrami County Environmental Control Revenue, Northwood Panelboard, Refunding, Daily VRDN and
    Put, 1.85%, 12/01/21  ......................................................................        700,000            700,000
  Minneapolis GO,
    Convention Center, Weekly VRDN and Put, 1.3%, 12/01/18 .....................................      1,555,000          1,555,000
    Series B, Weekly VRDN and Put, 1.3%, 12/01/05 ..............................................        300,000            300,000
    Series B, Weekly VRDN and Put, 1.3%, 12/01/07 ..............................................      1,000,000          1,000,000
    Weekly VRDN and Put, 1.3%, 12/01/06 ........................................................      1,970,000          1,970,000
  Minnesota State Higher Educational Facilities Authority Revenue, Saint Catherine Series 5-N2,
    Weekly Variable and Daily Put,
    1.4%, 10/01/32 .............................................................................      6,000,000          6,000,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $11,525,000) ..............................................                        11,525,000
                                                                                                                      ------------
  TOTAL INVESTMENTS (COST $518,610,455) 100.3% .................................................                       544,701,923
  OTHER ASSETS, LESS LIABILITIES (.3)% .........................................................                        (1,690,765)
                                                                                                                      ------------
  NET ASSETS 100.0% ............................................................................                      $543,011,158
                                                                                                                      ============

See glossary of terms on page 87.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                           SIX MONTHS ENDED             YEAR ENDED FEBRUARY 28,
                                                            AUGUST 31, 2002  --------------------------------------------
CLASS A                                                       (UNAUDITED)     2002     2001      2000 d    1999     1998
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................           $12.37    $12.21   $11.52    $12.49    $12.45   $12.19
                                                           --------------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................              .29       .60      .61       .61       .62      .64
 Net realized and unrealized gains (losses) ............              .11       .16      .68      (.95)      .07      .33
                                                           --------------------------------------------------------------
Total from investment operations .......................              .40       .76     1.29      (.34)      .69      .97
                                                           --------------------------------------------------------------
Less distributions from:
 Net investment income .................................             (.30)     (.60)    (.60)     (.61)     (.62)    (.64)
 Net realized gains ....................................               --        --       --      (.02)     (.03)    (.07)
                                                           --------------------------------------------------------------
Total distributions ....................................             (.30)     (.60)    (.60)     (.63)     (.65)    (.71)
                                                           --------------------------------------------------------------
Net asset value, end of period .........................           $12.47    $12.37   $12.21    $11.52    $12.49   $12.45
                                                           ==============================================================


Total return b .........................................            3.27%     6.41%   11.48%   (2.80)%     5.63%    8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................         $787,829  $752,423 $698,853  $689,084  $776,592 $741,079
Ratios to average net assets:
 Expenses ..............................................             .65% c    .65%     .66%      .64%      .65%     .64%
 Net investment income .................................            4.74% c   4.86%    5.10%     5.07%     4.98%    5.24%
Portfolio turnover rate ................................            4.49%     9.62%   16.45%     9.61%     6.56%   12.84%

CLASS B
------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................           $12.40    $12.23   $11.52    $11.43
                                                           -------------------------------------------
Income from investment operations:
 Net investment income a ...............................              .26       .53      .55       .05
 Net realized and unrealized gains .....................              .10       .17      .70       .09
                                                           -------------------------------------------
Total from investment operations .......................              .36       .70     1.25       .14
                                                           -------------------------------------------
Less distributions from net investment income ..........             (.26)     (.53)    (.54)     (.05)
                                                           -------------------------------------------
Net asset value, end of period .........................           $12.50    $12.40   $12.23    $11.52
                                                           ===========================================

Total return b .........................................            2.97%     5.89%   11.04%     1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................          $29,303   $16,629   $3,649       $76
Ratio to average net assets:
 Expenses ..............................................            1.21% c   1.20%    1.22%     1.20% c
 Net investment income .................................            4.18% c   4.31%    4.53%     5.02% c
Portfolio turnover rate ................................            4.49%     9.62%   16.45%     9.61%

a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c  Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                           SIX MONTHS ENDED             YEAR ENDED FEBRUARY 28,
                                                            AUGUST 31, 2002  --------------------------------------------
CLASS C                                                       (UNAUDITED)     2002     2001      2000 d    1999     1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................           $12.45    $12.28   $11.58    $12.56    $12.51   $12.24
                                                           --------------------------------------------------------------
Income from investment operations:
 Net investment income a ...............................              .26       .53      .54       .54       .55      .58
 Net realized and unrealized gains (losses) ............              .10       .17      .69      (.96)      .08      .34
Total from investment operations .......................              .36       .70     1.23      (.42)      .63      .92
                                                           --------------------------------------------------------------
Less distributions from:
 Net investment income .................................             (.26)     (.53)    (.53)     (.54)     (.55)    (.58)
 Net realized gains ....................................               --        --       --      (.02)     (.03)    (.07)
                                                           --------------------------------------------------------------
Total distributions ....................................             (.26)     (.53)    (.53)     (.56)     (.58)    (.65)
                                                           --------------------------------------------------------------
Net asset value, end of period .........................           $12.55    $12.45   $12.28    $11.58    $12.56   $12.51
                                                           ==============================================================

Total return b .........................................            2.96%     5.87%   10.90%   (3.41)%     5.10%    7.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................          $75,513   $59,305  $42,072   $40,181   $42,258  $28,178
Ratios to average net assets:
 Expenses ..............................................            1.19% c   1.20%    1.22%     1.20%     1.21%    1.20%
 Net investment income .................................            4.20% c   4.31%    4.55%     4.52%     4.42%    4.67%
Portfolio turnover rate ................................            4.49%     9.62%   16.45%     9.61%     6.56%   12.84%

a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c  Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                     PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                           AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS 98.9%
  BONDS 98.8%

  Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
    Childrens Hospital Center, FSA Insured, 5.00%, 11/15/22 ....................................     $5,000,000       $  5,059,400
  Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ..........................................        500,000            576,880
  Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .........................      3,660,000          3,898,083
  Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .................      1,000,000          1,076,880
  Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ....................................      1,200,000          1,235,220
  Anthony Wayne Local School District GO,
    Refunding, FSA Insured, 5.00%, 12/01/24 ....................................................      3,200,000          3,232,800
    School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ...............      2,490,000          2,709,567
    School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ...............      2,335,000          2,523,690
    School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 ..............      2,535,000          2,571,123
  Archbold Area Local School District GO,
    AMBAC Insured, 6.00%, 12/01/21 .............................................................      2,000,000          2,204,740
    Refunding, MBIA Insured, 5.90%, 12/01/11 ...................................................        600,000            605,981
  Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
    6.00%, 12/01/24 ............................................................................      2,345,000          2,638,921
  Aurora City School District COP, MBIA Insured,
    6.10%, 12/01/19 ............................................................................      1,825,000          2,070,005
    6.15%, 12/01/24 ............................................................................      1,670,000          1,874,792
  Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 .....      1,075,000          1,195,217
  Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 .............................      4,000,000          4,215,800
  Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .....................      2,020,000          2,186,408
  Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 ................................      2,500,000          2,761,500
  Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ..........................      8,125,000          8,606,081
  Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%, 12/01/28 ....      1,190,000          1,319,151
  Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%, 9/20/36 ....      2,940,000          2,963,431
  Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
    5.50%, 12/01/25 ............................................................................        750,000            787,403
  Butler County GO,
    AMBAC Insured, 5.75%, 12/01/16 .............................................................      1,000,000          1,091,530
    Judgement Bonds, FSA Insured, 4.75%, 12/01/26 ..............................................      9,660,000          9,428,257
  Butler County Waterworks Revenue, AMBAC Insured, Pre-Refunded,
    6.35%, 12/01/08 ............................................................................        790,000            807,435
    6.40%, 12/01/12 ............................................................................        500,000            511,095
  Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .........      1,555,000          1,712,910
  Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ..................................        675,000            688,669
  Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ..............      2,035,000          2,231,032
  Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding, Series B, AMBAC
    Insured, 6.00%, 9/01/19 ....................................................................      1,750,000          1,852,690
  Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ................     11,000,000         11,681,010
  Cleveland Airport Systems Revenue,
    Series A, FGIC Insured, 6.25%, 1/01/20 .....................................................      3,000,000          3,201,300
    Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 .......................................      1,450,000          1,565,391
  Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .......................      2,000,000          2,257,660
  Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ...........................     11,500,000         11,555,200
    Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 .......................................      1,000,000          1,126,520
  Clinton-Massie Local School District GO, School Improvement, MBIA Insured, 5.00%,
    12/01/25 ...................................................................................      1,185,000          1,194,918
    12/01/29 ...................................................................................      2,110,000          2,121,162
  Columbus City School District GO, Linden Elementary Construction, FSA Insured,
    5.00%, 12/01/28 ............................................................................        900,000            905,229
  Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 .......................................        975,000          1,023,292
  Columbus Municipal Airport Authority Revenue, Airport  Improvement, Port Columbus
    International, Series B, AMBAC Insured, 5.00%, 1/01/18 .....................................      3,565,000          3,668,207
  Columbus Tax Increment Financing Revenue, Easton  Project, AMBAC Insured,
    5.30%, 12/01/19 ............................................................................      1,500,000          1,578,585
  Coshocton Sewer System GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/12 ......................      1,530,000          1,579,557
  Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ................................      1,330,000          1,363,795
  Crestview Local School District GO, Construction and Improvement,  AMBAC Insured,
    6.65%, 12/01/14 ............................................................................      1,650,000          1,704,038
  Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ..............................        100,000            115,404


80

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
    5.40%, 1/15/19 .............................................................................     $1,500,000       $  1,577,190
    5.50%, 1/15/30 .............................................................................      1,760,000          1,828,200
  Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 .......      1,000,000          1,036,520
  Cuyahoga County Utility System Revenue,
    AMBAC Insured, 5.125%, 2/15/28 .............................................................      1,000,000          1,012,620
    Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ..............      2,945,000          3,215,793
  Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 ........      1,180,000          1,293,823
  Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%, 12/01/27 .....      1,020,000          1,033,301
  Defiance GO, MBIA Insured,
    6.10%, 12/01/14 ............................................................................      1,000,000          1,106,550
    6.20%, 12/01/20 ............................................................................        750,000            831,548
  Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 ..............................      1,640,000          1,818,268
  Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ................................      2,000,000          2,041,440
  Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .......................      1,625,000          1,791,725
  Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 .............................      1,100,000          1,215,324
  Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 .................................      1,250,000          1,261,688
  Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 .........................      1,390,000          1,423,555
  Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 .............................      1,000,000          1,124,140
  Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ...........................      1,980,000          2,156,359
  Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 ...............      2,500,000          2,582,175
  Franklin County Hospital Revenue,
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 ..................................      3,365,000          3,582,547
    Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 ..................................      4,265,000          4,446,348
    Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ..................................      2,500,000          2,681,625
  Franklin GO, MBIA Insured, 5.25%, 12/01/27 ...................................................      1,500,000          1,540,545
  Garfield Heights GO, Various Purpose, Improvement, Refunding, FGIC Insured, 5.00%, 12/01/27 ..      1,340,000          1,357,058
  Grand Valley Ohio Local School District GO, Classroom Facilities Improvement, FGIC Insured,
    5.00%, 12/01/24 ............................................................................      1,300,000          1,314,443
  Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
    5.125%, 12/01/21 ...........................................................................      1,750,000          1,806,420
  Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
    5.875%, 12/01/14 ...........................................................................      2,800,000          3,116,176
    5.90%, 12/01/19 ............................................................................      5,150,000          5,734,371
  Greene County GO, AMBAC Insured, 5.00%,
    12/01/22 ...................................................................................      1,475,000          1,504,515
    12/01/28 ...................................................................................      2,620,000          2,636,506
  Greene County Sewer System Revenue, Governmental Enterprise,
    AMBAC Insured, 5.625%, 12/01/25 ............................................................      1,890,000          2,025,513
    MBIA Insured, 5.25%, 12/01/25 ..............................................................      5,000,000          5,120,450
  Greene County Water System Revenue,
    Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 .....................................      5,400,000          5,652,180
    Series A, FGIC Insured, 6.125%, 12/01/21 ...................................................      2,100,000          2,358,951
  Hamilton City Electric System Mortgage Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 .........................................     11,450,000         11,732,243
    Series B, FGIC Insured, 6.30%, 10/15/25 ....................................................      2,340,000          2,398,453
  Hamilton County Hospital Facilities Revenue, Bethesda Hospital, Refunding, Series A, AMBAC
    Insured, 6.25%, 1/01/12 ....................................................................      3,650,000          3,772,056
  Hamilton County Sales Tax, Series B, AMBAC Insured,
    5.60%, 12/01/32 ............................................................................      1,200,000          1,264,596
    Pre-Refunded, 5.25%, 12/01/32 ..............................................................     19,720,000         20,141,416
  Hamilton County Sewer System Revenue, Refunding,
    MBIA Insured, 5.25%, 12/01/21 ..............................................................      1,000,000          1,043,050
    Series A, FGIC Insured, 6.05%, 12/01/15 ....................................................      3,010,000          3,392,842
  Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
    11/01/18 ...................................................................................      1,010,000          1,080,498
    11/01/19 ...................................................................................      1,015,000          1,077,301
    11/01/20 ...................................................................................      1,120,000          1,180,323
    11/01/21 ...................................................................................      1,180,000          1,234,776

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Hamilton Wastewater System Revenue, Series A, FSA Insured,
    5.90%, 10/15/21 ............................................................................     $3,040,000       $  3,268,274
    5.20%, 10/15/23 ............................................................................      7,275,000          7,439,415
  Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ................      4,665,000          4,735,955
  Heath City School District GO, School Improvement, Series A, FGIC Insured,
    5.60%, 12/01/21 ............................................................................      1,000,000          1,077,810
    5.50%, 12/01/27 ............................................................................      1,170,000          1,226,722
  Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
    12/01/23 ...................................................................................      3,680,000          3,770,013
    12/01/26 ...................................................................................      3,675,000          3,701,754
  Hilliard School District GO,
    Refunding, FGIC Insured, 6.55%, 12/01/05 ...................................................        500,000            568,790
    School Improvement, FGIC Insured, 5.75%, 12/01/28 ..........................................      4,000,000          4,356,920
    School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ................................      3,010,000          3,088,922
  Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ....................      2,750,000          2,933,260
  Jackson Center Local School District Shelby County GO, Facilities Construction and
    Improvements, MBIA Insured, 5.00%, 12/01/28 ................................................      1,175,000          1,182,403
  Jackson Local School District GO, Stark and Summit Counties Local School District,
    FSA Insured, 5.50%, 12/01/20 ...............................................................      4,000,000          4,281,040
    FSA Insured, 5.625%, 12/01/25 ..............................................................      3,500,000          3,728,620
    MBIA Insured, 5.50%, 12/01/21 ..............................................................      3,060,000          3,222,914
a Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured,
    4.75%, 12/01/22 ............................................................................      1,105,000          1,093,585
    5.00%, 12/01/27 ............................................................................      6,195,000          6,238,985
    5.00%, 12/01/30 ............................................................................      3,320,000          3,338,260
  Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
    5.00%, 8/15/23 .............................................................................      1,500,000          1,507,770
  Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ..................      1,000,000          1,040,560
  Lake Ohio Local School District GO, MBIA Insured,
    5.30%, 12/01/21 ............................................................................      1,575,000          1,654,916
    5.375%, 12/01/25 ...........................................................................      1,900,000          1,981,168
  Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ......................      3,200,000          3,609,728
  Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ................................      6,250,000          6,304,750
  Licking Heights Local School District GO, School Facilities Construction and Improvements,
    Series A, FGIC Insured, 5.625%, 12/01/28 ...................................................      4,000,000          4,238,800
  Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
    5.00%, 12/01/22 ............................................................................      1,200,000          1,222,140
  Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
    5.00%, 12/01/29 ............................................................................      1,000,000          1,005,070
  London City School District GO, School Facilities Construction and Improvement, FGIC
    Insured, 5.00%,
    12/01/22 ...................................................................................        700,000            712,915
    12/01/29 ...................................................................................      1,500,000          1,507,605
  Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ....................      1,640,000          1,705,206
  Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC
    Insured, 5.50%, 9/01/29 ....................................................................      6,250,000          6,496,938
  Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA
    Insured, 5.50%, 9/01/27 ....................................................................      5,000,000          5,166,750
  Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ......................................      1,050,000          1,121,694
  Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ............................      3,500,000          3,535,875
  Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .........      4,000,000          4,037,360
  Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 ...................................................................................        120,000            146,220
    12/01/08 ...................................................................................        110,000            139,568
    12/01/09 ...................................................................................        120,000            154,880
    12/01/10 ...................................................................................        220,000            287,549
  Lucas County Hospital Revenue,
    Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 .......................        300,000            332,037
    Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 ..........        750,000            771,585
    Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 .......      4,460,000          4,980,928
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ..............      3,500,000          3,624,740
  Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24 .....      4,180,000          4,285,169
  Madison Local School District Butler County GO,
    MBIA Insured, 5.75%, 12/01/26 ..............................................................      1,000,000          1,082,380
    School Improvement, FGIC Insured, 5.60%, 12/01/26 ..........................................      1,120,000          1,188,712

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                     PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 ...................................     $4,750,000       $  5,069,153
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08 ....      2,000,000          2,012,800
  Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ........................      1,905,000          2,053,590
  Marietta City School District GO, Series B, AMBAC Insured, 5.75%, 12/01/07 ...................      1,000,000          1,029,470
  Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 .......................................      3,875,000          4,180,544
  Marion County City School District GO, School Facilities Construction and Improvement Project,
    FSA Insured,
    5.55%, 12/01/20 ............................................................................      1,000,000          1,084,230
    5.625%, 12/01/22 ...........................................................................      1,100,000          1,186,427
  Marion County GO, AMBAC Insured, 5.05%, 12/01/31 .............................................      1,500,000          1,514,220
  Marysville Exempted Village School District GO,
    FSA Insured, 5.30%, 12/01/21 ...............................................................      2,000,000          2,093,520
    FSA Insured, 5.35%, 12/01/25 ...............................................................      2,010,000          2,077,918
    FSA Insured, 5.375%, 12/01/29 ..............................................................      2,465,000          2,554,677
    School Improvement, AMBAC Insured, 6.00%, 12/01/29 .........................................      2,890,000          3,436,210
  Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ...................................      1,935,000          2,119,386
  Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 ............................................................................      2,755,000          2,972,865
  Milford Exempted Village School District GO, School Improvement, FSA Insured,
    5.00%, 12/01/22 ............................................................................      2,000,000          2,036,900
    5.125%, 12/01/30 ...........................................................................      7,325,000          7,429,381
  Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ........      1,300,000          1,332,942
  Minster School District School Facilities and Construction GO, FSA Insured,
    5.70%, 12/01/23 ............................................................................      3,190,000          3,463,766
    5.75%, 12/01/27 ............................................................................      3,260,000          3,553,237
  Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 ..............................      1,000,000          1,014,340
  Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 .................      1,600,000          1,645,296
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 .................      3,250,000          3,342,008
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ....................        450,000            457,695
a Morley Library District Ohio GO, AMBAC Insured, 4.75%, 12/01/21 ..............................      1,000,000            982,610
  Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 .........................        925,000            936,091
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ..................      1,695,000          1,749,410
  New Albany Community Authority Community Facilities Revenue, Refunding, Series B, AMBAC Insured,
    5.125%, 10/01/21 ...........................................................................      3,000,000          3,099,600
    5.20%, 10/01/24 ............................................................................      5,000,000          5,128,700
  New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 .............................................................................        975,000          1,016,467
  New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%, 12/01/17 .      2,000,000          2,041,440
  Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%, 12/01/25 ..      3,035,000          3,179,800
  North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 .............................................      3,800,000          3,928,136
  North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 ....................      2,900,000          2,992,568
  Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ............................      5,000,000          5,227,850
  Obetz GO, Limited Tax, Government Center, MBIA Insured, 5.25%, 12/01/22 ......................      1,000,000          1,040,090
  Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ..........................................      2,000,000          2,101,080
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 ..........................................      4,185,000          4,208,980
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 ..........................................      1,660,000          1,660,647
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ....................      1,625,000          1,706,640
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 .....................      2,565,000          2,675,398
  Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 ................................        730,000            768,712
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 .................      2,035,000          2,086,547
    RMR, Series C, GNMA Secured, 5.75%, 9/01/30 ................................................      6,035,000          6,205,670
  Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest,
    AMBAC Insured, 5.625%, 2/15/16 .............................................................     12,000,000         12,437,400
  Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 .............      3,500,000          3,578,540
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ......................      4,000,000          4,123,600

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                           AMOUNT             VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Ohio State Air Quality Development Authority Revenue, (cont.)
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ....................................     $6,875,000       $  7,222,806
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ..........................      1,230,000          1,351,647
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ..........................     15,245,000         16,752,731
    Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .........................      9,075,000          9,232,905
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 .....................      5,400,000          5,590,512
  Ohio State Building Authority Revenue,
    Adult Correctional Facilities, Series A, AMBAC Insured, 5.60%, 4/01/16 .....................      2,000,000          2,142,200
    Adult Correctional Facilities, Series A, MBIA Insured, 6.125%, 10/01/13 ....................     13,000,000         14,445,600
    State Facilities, Administration Building Fund Projects, Refunding, Series A, FSA
    Insured, 5.00%, 4/01/22 ....................................................................      3,100,000          3,163,736
  Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 .............................................................................      1,100,000          1,127,302
  Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ................      5,000,000          5,251,850
  Ohio State Higher Educational Facility Commission Revenue,
    Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ................      8,000,000          8,052,480
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ...................................      1,300,000          1,430,637
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 ...................................      1,725,000          1,781,908
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ...............      3,500,000          3,634,085
  Ohio State Turnpike Commission Turnpike Revenue,
    AMBAC Insured, 5.25%, 2/15/31 ..............................................................     16,425,000         16,783,886
    Series A, FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 .......................................      1,000,000          1,080,070
  Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ..........      3,025,000          3,050,350
  Ohio State University General Receipts Revenue, Series A, 5.125%, 12/01/31 ...................      2,500,000          2,532,600
  Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ...................      3,420,000          3,745,755
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...............      5,000,000          5,181,300
  Ohio State Water Development Authority Revenue,
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ...........................      5,000,000          5,119,550
    Drinking Water Fund Leverage, 5.00%, 6/01/23 ...............................................      2,255,000          2,287,337
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ........................................      8,750,000          9,815,488
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ......................      1,000,000          1,028,880
    Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 .................      4,450,000          4,567,169
    Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..................................      2,000,000          2,367,500
  Olentangy Local School District GO,
    FSA Insured, 5.00%, 12/01/25 ...............................................................      1,715,000          1,729,355
    FSA Insured, 5.00%, 12/01/30 ...............................................................      4,000,000          4,021,160
    MBIA Insured, 7.75%, 12/01/08 ..............................................................        375,000            472,474
    MBIA Insured, 7.75%, 12/01/09 ..............................................................        375,000            480,533
    MBIA Insured, 7.75%, 12/01/10 ..............................................................        375,000            486,626
    School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ..............      4,500,000          4,787,595
  Olmsted Falls Local School District GO, FGIC Insured, 5.85%, 12/15/17 ........................      1,500,000          1,633,950
  Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ...................      1,150,000          1,286,160
a Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured, 5.25%, 12/01/23 ..............................................................      2,175,000          2,249,711
  Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured, 5.50%, 10/01/14      1,950,000          1,994,226
  Painesville Township Local School District GO, Lake County, FGIC Insured,
    5.625%, 12/01/09 ...........................................................................      3,240,000          3,452,350
    5.65%, 12/01/15 ............................................................................      4,490,000          4,750,061
  Perrysburg Exempted Village School District GO,
    AMBAC Insured, 6.00%, 12/01/15 .............................................................      2,000,000          2,079,940
    Series B, FSA Insured, 5.00%, 12/01/25 .....................................................      5,000,000          5,036,550
  Pickerington Local School District GO,
    AMBAC Insured, 5.00%, 12/01/25 .............................................................      7,000,000          7,051,170
    School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ..............      3,000,000          3,017,430
  Plain Local School District GO, FGIC Insured, 6.00%, 12/01/25 ................................      4,500,000          5,233,635
  Puerto Rico Commonwealth GO,
    Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 .................................     10,000,000         10,115,400
    Refunding, MBIA Insured, 5.75%, 7/01/24 ....................................................      2,000,000          2,243,720
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 ......      4,000,000          4,230,760
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...................     11,000,000         11,040,480

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                      PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ..............................     $1,600,000       $  1,712,176
  Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%, 12/01/24     1,730,000          1,946,838
  Riverdale Local School District GO, Improvement, FGIC Insured, 5.20%, 12/01/23 ...............      1,195,000          1,233,957
  Riverside Local School District GO, School Facilities Construction and Improvement, MBIA
    Insured, 5.75%, 12/01/22 ...................................................................      1,000,000          1,101,550
  Rural Lorain County Water Authority, Water Resource Revenue Improvement, AMBAC Insured,
    5.875%, 10/01/24 ...........................................................................      3,100,000          3,392,051
  Salem GO, AMBAC Insured, 6.50%, 12/01/06 .....................................................      2,000,000          2,323,260
  Sidney City School District GO, School Improvement,
    FGIC Insured, 5.125%, 12/01/28 .............................................................      1,425,000          1,448,171
    Refunding, Series B, FGIC Insured, 5.25%, 12/01/23 .........................................      1,780,000          1,841,143
    Refunding, Series B, FGIC Insured, 5.25%, 12/01/28 .........................................      1,000,000          1,026,220
  South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ..........................        700,000            750,358
  Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
    12/01/15 ...................................................................................      1,000,000          1,116,430
    12/01/20 ...................................................................................        700,000            770,448
  South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured,
    ETM, 7.875%,
    12/01/04 ...................................................................................        550,000            624,932
    12/01/06 ...................................................................................        600,000            730,260
    12/01/07 ...................................................................................        600,000            749,040
  St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ...............      1,515,000          1,668,848
  St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ..................        600,000            613,146
  St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ................................        750,000            766,433
  Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ...................................      2,775,000          2,930,927
  Steubenville City School District GO,
    School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 ........................      1,500,000          1,609,965
    Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 .....................................      2,075,000          2,237,639
  Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 .......      2,500,000          2,520,050
  Struthers City School District GO,
    AMBAC Insured, 6.50%, 12/01/14 .............................................................      1,750,000          1,804,600
    Refunding, AMBAC Insured, 5.50%, 12/01/22 ..................................................      1,950,000          2,070,179
  Summit County GO,
    Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 ............................        330,000            340,006
    Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 ...........................      4,505,000          4,715,384
  Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ..........      1,895,000          1,949,292
  Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC
    Insured, 5.125%, 12/01/25 ..................................................................      1,000,000          1,017,230
  Sylvania City School District GO,
    FGIC Insured, 5.75%, 12/01/22 ..............................................................      1,500,000          1,688,565
    Refunding, FGIC Insured, 5.00%, 12/01/22 ...................................................      1,550,000          1,581,016
    Various Purpose, FGIC Insured, 5.30%, 12/01/20 .............................................      2,225,000          2,354,606
  Toledo GO, Limited Tax,
    AMBAC Insured, 5.95%, 12/01/15 .............................................................      3,715,000          4,240,003
    AMBAC Insured, 6.00%, 12/01/16 .............................................................      1,000,000          1,162,310
    FGIC Insured, 7.375%, 12/01/02 .............................................................        400,000            405,547
    FGIC Insured, 7.375%, 12/01/03 .............................................................        650,000            695,844
    FGIC Insured, 7.375%, 12/01/04 .............................................................        650,000            729,144
    FGIC Insured, 7.375%, 12/01/05 .............................................................        650,000            753,909
    FGIC Insured, 7.375%, 12/01/06 .............................................................        625,000            743,188
  Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 ...........................      8,530,000          8,738,473
  Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 .................................      1,475,000          1,551,877
  Trumbull County Hospital Revenue, Refunding and Improvement,
    Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ......................................      1,000,000          1,058,460
    Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ......................................      2,000,000          2,119,440
  Twinsburg GO,
    Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ......................................      1,000,000          1,022,960
    Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ..................................      1,000,000          1,022,960
  Union Scioto Local School District GO, Classroom Facilities, FSA Insured, 5.50%, 12/01/22 ....      2,600,000          2,760,238
  University of Akron General Receipts Revenue, FGIC Insured,
    5.70%, 1/01/24 .............................................................................      7,050,000          7,586,645
    5.75%, 1/01/29 .............................................................................      1,500,000          1,616,850

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------

  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 .     $4,900,000       $  4,966,982
  University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 ...................................................      1,500,000          1,533,074
    Series W, MBIA Insured, 5.85%, 6/01/16 .....................................................      1,630,000          1,767,212
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ...................      6,000,000          6,145,980
  University of Toledo General Receipt, Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ......      5,500,000          5,663,790
  Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .....................      5,000,000          5,114,350
  Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
    FGIC Insured, 5.25%, 12/01/25 ..............................................................      1,160,000          1,191,958
  Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 ............      1,000,000          1,032,500
  Valley Local School District GO, AMBAC Insured, 7.00%, 12/01/13 ..............................      1,400,000          1,515,220
  Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
    12/01/27 ...................................................................................      4,805,000          4,839,116
    12/01/30 ...................................................................................      2,500,000          2,513,750
  Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 .............................      1,200,000          1,316,244
  Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 .......................................      2,415,000          2,610,229
  Warrensville Heights City School District GO, School Improvement, FGIC Insured,
    5.625%, 12/01/20 ...........................................................................      3,500,000          3,812,760
    5.75%, 12/01/24 ............................................................................      2,750,000          3,007,290
  Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ......................................      1,085,000          1,097,901
  Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA
    Insured, 5.50%, 12/01/17 ...................................................................      1,800,000          1,915,056
  Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 ................      1,800,000          1,992,294
  West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .....................................      1,500,000          1,517,595
  Western Reserve Local School District GO, MBIA Insured, 5.75%, 12/01/23 ......................      1,825,000          2,013,742
  Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, St. Ann's
    Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 ..........................      5,000,000          5,193,350
  Westfall Local School District GO, School Facilities Construction Improvement, FGIC
    Insured, 6.00%, 12/01/22 ...................................................................      2,850,000          3,181,769
  Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    6.00%, 6/15/21 .............................................................................      2,510,000          2,744,634
    5.25%, 6/15/29 .............................................................................      3,320,000          3,387,694
  Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 .................        500,000            532,924
  Wooster City School District GO, AMBAC Insured, Pre-Refunded, 6.50%, 12/01/17 ................      8,700,000          8,981,792
  Youngstown State University General Receipts, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 ...      2,250,000          2,513,902
                                                                                                                      ------------
  TOTAL BONDS ..................................................................................                       881,535,832
                                                                                                                      ------------

  ZERO COUPON BONDS .1%
  Marysville Exempted Village School District GO, Capital Appreciation, MBIA Insured, Refunding,
    12/01/2020 .................................................................................      1,000,000            407,000
    12/01/2021 .................................................................................      1,000,000            380,930
                                                                                                                      ------------
  TOTAL ZERO COUPON BONDS ......................................................................                           787,930
                                                                                                                      ------------
  TOTAL LONG TERM INVESTMENTS (COST $832,325,057) ..............................................                       882,323,762
                                                                                                                      ------------

b SHORT TERM INVESTMENTS 1.2%
  Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
    1.72%, 1/01/16 .............................................................................      4,955,000          4,955,000
  Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series A, Daily VRDN and Put, 1.80%, 9/01/30 .......      1,600,000          1,600,000
    PCR, Ohio Edison, Series C, Daily VRDN and Put, 1.80%, 6/01/23 .............................      1,800,000          1,800,000
    Refunding, PCR, Toledo, Series A, Daily VRDN and Put, 1.80%, 4/01/24 .......................        500,000            500,000
    Series A, Daily VRDN and Put, 1.80%, 12/01/15 ..............................................      1,500,000          1,500,000
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ...............................        800,000            800,000
                                                                                                                      ------------
  TOTAL SHORT TERM INVESTMENTS (COST $11,155,000) ..............................................                        11,155,000
                                                                                                                      ------------

  TOTAL INVESTMENTS (COST $843,480,057) 100.1% .................................................                       893,478,762
  OTHER ASSETS, LESS LIABILITIES (.1)% .........................................................                          (833,091)
                                                                                                                      ------------

  NET ASSETS 100.0% ............................................................................                      $892,645,671
                                                                                                                      ============


See glossary of terms on page 87.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------


ACES   - Adjustable Convertible Exempt Securities
AMBAC  - American Municipal Bond Assurance Corp.
BART   - Bay Area Rapid Transit
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDR    - Industrial Development Revenue
ISD    - Independent School District
Ltd.   - Limited
MBIA   - Municipal Bond Investors Assurance Corp.
MFH    - Multi-Family Housing
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MTA    - Metropolitan Transit Authority
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCR    - Pollution Control Revenue
PUD    - Public Utility District
RDA    - Redevelopment Authority/Agency
RDAR   - Redevelopment Authority/Agency Revenue
RMR    - Residential Mortgage Revenue
SFHR   - Single Family Housing Revenue
SFM    - Single Family Mortgage
SFMR   - Single Family Mortgage Revenue
USD    - Unified School District
VRDN   - Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002 (UNAUDITED)

                                                                                                FRANKLIN
                                                            FRANKLIN FLORIDA   FRANKLIN       MASSACHUSETTS    FRANKLIN MICHIGAN
                                                            INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE
                                                               INCOME FUND     INCOME FUND       INCOME FUND      INCOME FUND
                                                            --------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ....................................................  $136,567,864   $1,652,112,832   $424,732,880     $1,251,536,021
                                                              ----------------------------------------------------------------
   Value ...................................................   145,106,116    1,752,802,757    450,079,641      1,340,829,592
 Cash ......................................................        58,222           85,734         38,322             23,329
 Receivables:
   Capital shares sold .....................................        58,161        3,278,764        526,367          3,047,074
   Interest ................................................     2,023,184       22,337,798      5,192,227         19,595,596
                                                              ----------------------------------------------------------------
       Total assets ........................................   147,245,683    1,778,505,053    455,836,557      1,363,495,591
                                                              ----------------------------------------------------------------

Liabilities:
 Payables:
   Investment securities purchased .........................     7,509,675        8,654,744      8,528,388                 --
   Capital shares redeemed .................................       130,380        1,745,254        342,675            736,975
   Affiliates ..............................................        82,646        1,012,369        253,773            745,981
   Shareholders ............................................       132,961        1,115,564        290,651            902,813
 Distributions to shareholders .............................       180,616        2,415,648        592,859          1,832,632
 Other liabilities .........................................         5,047           44,940         20,597             81,382
                                                              ----------------------------------------------------------------
       Total liabilities ...................................     8,041,325       14,988,519     10,028,943          4,299,783
                                                              ----------------------------------------------------------------
        Net assets, at value ...............................  $139,204,358   $1,763,516,534   $445,807,614     $1,359,195,808
                                                              ================================================================

Net assets consist of:
 Undistributed net investment income .......................  $     (9,165)  $   (1,572,136)  $   (386,081)    $   (1,232,652)
 Net unrealized appreciation ...............................     8,538,252      100,689,925     25,346,761         89,293,571
 Accumulated net realized gain (loss) ......................    (2,526,078)      (2,611,315)    (1,333,832)         6,114,429
 Capital shares ............................................   133,201,349    1,667,010,060    422,180,766      1,265,020,460
                                                              ----------------------------------------------------------------
        Net assets, at value ...............................  $139,204,358   $1,763,516,534   $445,807,614     $1,359,195,808
                                                              ================================================================

CLASS A:
 Net assets, at value ......................................  $139,204,358   $1,593,787,977   $406,643,072     $1,222,781,414
                                                              ================================================================
 Shares outstanding ........................................    13,114,380      130,196,359     34,487,315         98,821,881
                                                              ================================================================
 Net asset value per share a ...............................        $10.61           $12.24         $11.79             $12.37
                                                              ================================================================
 Maximum offering price per share
   (net asset value per share / 95.75%) ....................        $11.08           $12.78         $12.31             $12.92
                                                              ================================================================

CLASS B:
 Net assets, at value ......................................            --   $   59,634,209             --     $   40,421,627
                                                              ================================================================
 Shares outstanding ........................................            --        4,853,251             --          3,254,160
                                                              ================================================================
 Net asset value and maximum offering price per share a ....            --           $12.29             --             $12.42
                                                              ================================================================

CLASS C:
 Net assets, at value ......................................            --   $  110,094,348   $ 39,164,542     $   95,992,767
                                                              ================================================================
 Shares outstanding ........................................            --        8,928,435      3,301,493          7,696,026
                                                              ================================================================
 Net asset value per share a ...............................            --           $12.33         $11.86             $12.47
                                                              ================================================================
 Maximum offering price per share
   (net asset value per share / 99%) .......................            --           $12.45         $11.98             $12.60
                                                              ================================================================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)

                                                                            FRANKLIN
                                                                            MINNESOTA     FRANKLIN OHIO
                                                                        INSURED TAX-FREE INSURED TAX-FREE
                                                                           INCOME FUND      INCOME FUND
                                                                        ---------------------------------
Assets:
 Investments in securities:
   Cost ..............................................................     $518,610,455    $843,480,057
                                                                           ============================
   Value .............................................................      544,701,923     893,478,762
 Cash ................................................................          727,529         350,218
 Receivables:
   Capital shares sold ...............................................          690,641       3,169,572
   Interest ..........................................................        5,140,693      12,307,334
                                                                           ----------------------------
       Total assets ..................................................      551,260,786     909,305,886
                                                                           ----------------------------
Liabilities:
 Payables:
   Investment securities purchased ...................................        6,052,521      13,794,246
   Capital shares redeemed ...........................................          777,431         454,314
   Affiliates ........................................................          304,868         507,934
   Shareholders ......................................................          353,619         640,698
 Distributions to shareholders .......................................          738,127       1,204,446
 Other liabilities ...................................................           23,062          58,577
                                                                           ----------------------------
       Total liabilities .............................................        8,249,628      16,660,215
                                                                           ----------------------------
        Net assets, at value .........................................     $543,011,158    $892,645,671
                                                                           ============================

Net assets consist of:
 Undistributed net investment income .................................       $ (541,535)     $ (592,044)
 Net unrealized appreciation .........................................       26,091,468      49,998,705
 Accumulated net realized loss .......................................       (4,083,434)     (1,264,378)
 Capital shares ......................................................      521,544,659     844,503,388
                                                                           ----------------------------
        Net assets, at value .........................................     $543,011,158    $892,645,671
                                                                           ============================

CLASS A:
 Net assets, at value ................................................     $496,369,018    $787,828,926
                                                                           ============================
 Shares outstanding ..................................................       41,052,336      63,190,883
                                                                           ============================
 Net asset value per share a .........................................           $12.09          $12.47
                                                                           ============================
 Maximum offering price per share (net asset value per share / 95.75%)           $12.63          $13.02
                                                                           ============================

CLASS B:
 Net assets, at value ................................................               --    $ 29,303,296
                                                                           ============================
 Shares outstanding ..................................................               --       2,343,422
                                                                           ============================
 Net asset value and maximum offering price per share a ..............               --          $12.50
                                                                           ============================

CLASS C:
 Net assets, at value ................................................     $ 46,642,140    $ 75,513,449
                                                                           ============================
 Shares outstanding ..................................................        3,835,071       6,015,722
                                                                           ============================
 Net asset value per share a .........................................           $12.16          $12.55
                                                                           ============================
 Maximum offering price per share (net asset value per share / 99%) ..           $12.28          $12.68
                                                                           ============================

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)


                                                                                          FRANKLIN
                                                    FRANKLIN FLORIDA      FRANKLIN      MASSACHUSETTS   FRANKLIN MICHIGAN
                                                    INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                       INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                                                    ---------------------------------------------------------------------
Investment income:
 Interest ..........................................   $ 3,468,722     $46,100,062       $11,386,071         $35,054,760
                                                       -----------------------------------------------------------------

Expenses:
 Management fees (Note 3) ..........................       393,498       3,948,454         1,083,253           3,087,999
 Distribution fees (Note 3)
   Class A .........................................        66,198         741,471           191,312             574,453
   Class B .........................................            --         154,797                --             114,014
   Class C .........................................            --         308,633           110,988             268,155
 Transfer agent fees (Note 3) ......................        23,573         367,563            88,711             329,535
 Custodian fees ....................................           588           8,362             2,048               6,428
 Reports to shareholders ...........................         2,733          47,015            11,081              33,325
 Registration and filing fees ......................         2,565          81,633             9,085              12,865
 Professional fees .................................         6,574          16,545             8,372              15,581
 Trustees' fees and expenses .......................           636           9,102             2,226               6,916
 Other .............................................         5,584          85,815            16,310              56,023
                                                       -----------------------------------------------------------------
       Total expenses ..............................       501,949       5,769,390         1,523,386           4,505,294
                                                       -----------------------------------------------------------------
        Net investment income ......................     2,966,773      40,330,672         9,862,685          30,549,466
                                                       -----------------------------------------------------------------

Realized and unrealized gains (losses):
 Net realized gain from investments ................        42,579         798,473           327,409           6,123,482
 Net unrealized appreciation on investments ........     1,589,737      15,760,864         5,895,191           9,500,956
                                                        -----------------------------------------------------------------
Net realized and unrealized gain ...................     1,632,316      16,559,337         6,222,600          15,624,438
                                                       -----------------------------------------------------------------
Net increase in net assets resulting from operations   $ 4,599,089     $56,890,009       $16,085,285         $46,173,904
                                                       =================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)


                                                         FRANKLIN          FRANKLIN
                                                         MINNESOTA           OHIO
                                                     INSURED TAX-FREE  INSURED TAX-FREE
                                                        INCOME FUND       INCOME FUND
                                                     ----------------------------------
Investment income:
 Interest ..........................................   $14,325,898       $22,832,170
                                                       -----------------------------

Expenses:
 Management fees (Note 3) ..........................     1,315,736         2,042,830
 Distribution fees (Note 3)
   Class A .........................................       238,549           384,060
   Class B .........................................            --            72,998
   Class C .........................................       130,844           209,703
 Transfer agent fees (Note 3) ......................       133,854           208,762
 Custodian fees ....................................         2,486             4,085
 Reports to shareholders ...........................        16,133            24,916
 Registration and filing fees ......................         7,998            10,995
 Professional fees .................................         9,056            14,944
 Trustees' fees and expenses .......................         2,852             4,431
 Insurance .........................................         1,050             6,442
 Other .............................................        14,825            23,653
                                                       -----------------------------
       Total expenses ..............................     1,873,383         3,007,819
                                                        -----------------------------
        Net investment income ......................    12,452,515        19,824,351
                                                       -----------------------------
Realized and unrealized gains (losses):
 Net realized gain from investments ................       383,150         2,201,573
 Net unrealized appreciation on investments ........     4,547,479         5,289,274
                                                       -----------------------------
Net realized and unrealized gain ...................     4,930,629         7,490,847
                                                       -----------------------------
Net increase in net assets resulting from operations   $17,383,144       $27,315,198
                                                       =============================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED) AND THE YEAR ENDED FEBRUARY 28, 2002


                                                             FRANKLIN FLORIDA INSURED               FRANKLIN INSURED
                                                                TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                            -------------------------------------------------------------------
                                                              SIX MONTHS        YEAR            SIX MONTHS         YEAR
                                                                 ENDED          ENDED              ENDED           ENDED
                                                            AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                            -------------------------------------------------------------------

Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................   $  2,966,773    $  5,600,655    $   40,330,672    $   78,309,265
   Net realized gain (loss) from investments ..............         42,579        (104,869)          798,473         1,601,265
   Net unrealized appreciation on investments .............      1,589,737       1,713,127        15,760,864        19,285,155
                                                              ----------------------------------------------------------------
       Net increase in net assets resulting from operations      4,599,089       7,208,913        56,890,009        99,195,685
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................     (2,989,104)     (5,657,998)      (37,186,430)      (74,995,218)
     Class B ..............................................             --              --          (986,415)         (910,449)
     Class C ..............................................             --              --        (2,038,077)       (3,224,863)
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................     (2,989,104)     (5,657,998)      (40,210,922)      (79,130,530)
 Capital share transactions: (Note 2)
     Class A ..............................................      9,999,517       9,462,927        24,649,015        63,368,441
     Class B ..............................................             --              --        20,793,484        31,563,478
     Class C ..............................................             --              --        18,588,767        27,216,744
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................      9,999,517       9,462,927        64,031,266       122,148,663
       Net increase in net assets .........................     11,609,502      11,013,842        80,710,353       142,213,818
Net assets
 Beginning of period ......................................    127,594,856     116,581,014     1,682,806,181     1,540,592,363
                                                              ----------------------------------------------------------------
 End of period ............................................   $139,204,358    $127,594,856    $1,763,516,534    $1,682,806,181
                                                              ================================================================

Undistributed net investment income included in net assets:
 End of period ............................................   $     (9,165)   $     13,166    $   (1,572,136)   $   (1,691,886)
                                                              ================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                             FRANKLIN MASSACHUSETTS INSURED       FRANKLIN MICHIGAN INSURED
                                                                 TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                            -------------------------------------------------------------------
                                                              SIX MONTHS         YEAR            SIX MONTHS         YEAR
                                                                 ENDED           ENDED              ENDED          ENDED
                                                            AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                            -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................   $  9,862,685    $ 18,218,120    $   30,549,466    $   58,448,260
   Net realized gain from investments .....................        327,409         187,266         6,123,482         3,045,611
   Net unrealized appreciation on investments .............      5,895,191       2,950,145         9,500,956        14,451,636
                                                              ----------------------------------------------------------------
       Net increase in net assets resulting from operations     16,085,285      21,355,531        46,173,904        75,945,507
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................     (9,379,809)    (17,126,179)      (28,481,208)      (55,343,998)
     Class B ..............................................             --              --          (726,471)         (829,559)
     Class C ..............................................       (727,181)     (1,257,386)       (1,767,420)       (2,718,321)
   Net realized gains:
     Class A ..............................................             --              --        (1,070,964)               --
     Class B ..............................................             --              --           (32,976)               --
     Class C ..............................................             --              --           (79,304)               --
                                                              ----------------------------------------------------------------
 Total distributions to shareholders ......................    (10,106,990)    (18,383,565)      (32,158,343)      (58,891,878)
 Capital share transactions: (Note 2)
     Class A ..............................................     18,890,763      51,896,159        25,165,924        84,602,241
     Class B ..............................................             --              --         9,727,565        22,108,918
     Class C ..............................................      6,284,979       3,738,134        17,396,552        22,944,215
                                                              ----------------------------------------------------------------
 Total capital share transactions .........................     25,175,742      55,634,293        52,290,041       129,655,374
       Net increase in net assets .........................     31,154,037      58,606,259        66,305,602       146,709,003

Net assets
 Beginning of period ......................................    414,653,577     356,047,318     1,292,890,206     1,146,181,203
                                                              ----------------------------------------------------------------
 End of period ............................................   $445,807,614    $414,653,577    $1,359,195,808    $1,292,890,206
                                                              ================================================================
Undistributed net investment income included in net assets:
 End of period ............................................   $   (386,081)   $   (141,776)   $   (1,232,652)   $     (807,019)
                                                              ================================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                              FRANKLIN MINNESOTA INSURED           FRANKLIN OHIO INSURED
                                                                  TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                           --------------------------------------------------------------------
                                                              SIX MONTHS         YEAR            SIX MONTHS        YEAR
                                                                 ENDED           ENDED             ENDED           ENDED
                                                           AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                           --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..................................   $ 12,452,515    $ 24,340,942    $ 19,824,351    $ 37,613,093
   Net realized gain from investments .....................        383,150          97,505       2,201,573          94,804
   Net unrealized appreciation on investments .............      4,547,479       3,995,823       5,289,274      10,998,040
                                                              ------------------------------------------------------------
       Net increase in net assets resulting from operations     17,383,144      28,434,270      27,315,198      48,705,937
 Distributions to shareholders from:
   Net investment income:
     Class A ..............................................    (11,718,717)    (23,247,919)    (18,285,539)    (35,527,889)
     Class B ..............................................             --              --        (466,912)       (411,120)
     Class C ..............................................       (899,322)     (1,265,988)     (1,387,095)     (2,130,271)
                                                              ------------------------------------------------------------
 Total distributions to shareholders ......................    (12,618,039)    (24,513,907)    (20,139,546)    (38,069,280)
 Capital share transactions: (Note 2)
     Class A ..............................................      6,243,371      16,379,979      29,204,227      43,772,379
     Class B ..............................................             --              --      12,377,372      12,822,961
     Class C ..............................................      7,014,233      14,191,507      15,531,691      16,551,370
                                                              ------------------------------------------------------------
 Total capital share transactions .........................     13,257,604      30,571,486      57,113,290      73,146,710
       Net increase in net assets .........................     18,022,709      34,491,849      64,288,942      83,783,367

Net assets
 Beginning of period ......................................    524,988,449     490,496,600     828,356,729     744,573,362
                                                              ------------------------------------------------------------
 End of period ............................................   $543,011,158    $524,988,449    $892,645,671    $828,356,729
                                                              ============================================================

Undistributed net investment income included in net assets:
 End of period ............................................   $   (541,535)   $   (376,011)   $   (592,044)   $   (276,849)
                                                              ============================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy or a secondary insurance policy. Some municipal securities in the Trust are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A
---------------------------------------------
Franklin Florida Insured Tax-Free Income Fund



CLASS A & CLASS C
---------------------------------------------------
Franklin Massachusetts Insured Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund


CLASS A, CLASS B, & CLASS C
----------------------------------------------
Franklin Insured Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund


At August 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                  FRANKLIN FLORIDA INSURED         FRANKLIN INSURED
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------
                                                                     SHARES      AMOUNT          SHARES        AMOUNT
                                                                 ------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   1,610,608 $ 16,836,574        9,008,010 $ 108,622,339
 Shares issued in reinvestment of distributions ...............     129,695    1,351,892        1,432,411    17,251,319
 Shares redeemed ..............................................    (783,556)  (8,188,949)      (8,410,007) (101,224,643)
                                                                 ------------------------------------------------------
Net increase ..................................................     956,747 $  9,999,517        2,030,414 $  24,649,015
                                                                 ======================================================
Year ended February 28, 2002
 Shares sold ..................................................   2,557,416 $ 26,662,110       16,833,979 $ 202,407,491
 Shares issued in reinvestment of distributions ...............     244,438    2,549,200        2,790,550    33,584,610
 Shares redeemed ..............................................  (1,897,313) (19,748,383)     (14,349,903) (172,623,660)
                                                                 ------------------------------------------------------
Net increase ..................................................     904,541 $  9,462,927        5,274,626 $  63,368,441
                                                                 ======================================================

CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                 1,880,817 $  22,765,295
 Shares issued in reinvestment of distributions ...............                                    48,534       587,197
 Shares redeemed ..............................................                                  (211,828)   (2,559,008)
                                                                                              -------------------------
Net increase ..................................................                                 1,717,523 $  20,793,484
                                                                                              =========================
Year ended February 28, 2002
 Shares sold ..................................................                                 2,763,589 $  33,398,365
 Shares issued in reinvestment of distributions ...............                                    45,528       550,595
 Shares redeemed ..............................................                                  (197,498)   (2,385,482)
                                                                                              -------------------------
Net increase ..................................................                                 2,611,619 $  31,563,478
                                                                                              =========================
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                 2,054,800 $  25,006,930
 Shares issued in reinvestment of distributions ...............                                   100,391     1,218,222
 Shares redeemed ..............................................                                  (629,759)   (7,636,385)
                                                                                              -------------------------
Net increase ..................................................                                 1,525,432 $  18,588,767
                                                                                              =========================
Year ended February 28, 2002
 Shares sold ..................................................                                 2,930,627 $  35,537,518
 Shares issued in reinvestment of distributions ...............                                   156,179     1,892,530
 Shares redeemed ..............................................                                  (844,569)  (10,213,304)
                                                                                              -------------------------
Net increase ..................................................                                 2,242,237 $  27,216,744
                                                                                              =========================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                               FRANKLIN MASSACHUSETTS INSURED  FRANKLIN MICHIGAN INSURED
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------
                                                                   SHARES      AMOUNT           SHARES        AMOUNT
                                                                 ------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   2,859,195 $ 33,081,134        5,849,762 $  71,152,591
 Shares issued in reinvestment of distributions ...............     405,743    4,693,510        1,323,818    16,102,575
 Shares redeemed ..............................................  (1,632,812) (18,883,881)      (5,105,299)  (62,089,242)
                                                                 ------------------------------------------------------
Net increase ..................................................   1,632,126 $ 18,890,763        2,068,281 $  25,165,924
                                                                 ======================================================
Year ended February 28, 2002
 Shares sold ..................................................   6,667,872 $ 77,240,450       13,042,912 $ 158,406,247
 Shares issued in reinvestment of distributions ...............     721,830    8,354,231        2,374,547    28,873,533
 Shares redeemed ..............................................  (2,922,702) (33,698,522)      (8,447,157) (102,677,539)
                                                                 ------------------------------------------------------
Net increase ..................................................   4,467,000 $ 51,896,159        6,970,302 $  84,602,241
                                                                 ======================================================

CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                   868,847 $  10,618,774
 Shares issued in reinvestment of distributions ...............                                    42,327       517,210
 Shares redeemed ..............................................                                  (115,417)   (1,408,419)
                                                                                              -------------------------
Net increase ..................................................                                   795,757  $  9,727,565
                                                                                              =========================
Year ended February 28, 2002
 Shares sold ..................................................                                 1,833,326 $  22,353,029
 Shares issued in reinvestment of distributions ...............                                    44,277       540,839
 Shares redeemed ..............................................                                   (64,486)     (784,950)
                                                                                              -------------------------
Net increase ..................................................                                 1,813,117 $  22,108,918
                                                                                              =========================

CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     655,906 $  7,662,214        1,683,695 $  20,679,506
 Shares issued in reinvestment of distributions ...............      42,487      494,556           98,276     1,205,333
 Shares redeemed ..............................................    (161,192)  (1,871,791)        (365,891)   (4,488,287)
                                                                 ------------------------------------------------------
Net increase ..................................................     537,201 $  6,284,979        1,416,080 $  17,396,552
                                                                 ======================================================
Year ended February 28, 2002
 Shares sold ..................................................     847,308 $  9,880,628        2,311,583 $  28,306,118
 Shares issued in reinvestment of distributions ...............      73,481      855,041          145,879     1,787,347
 Shares redeemed ..............................................    (603,298)  (6,997,535)        (584,374)   (7,149,250)
                                                                 ------------------------------------------------------
Net increase ..................................................     317,491 $  3,738,134        1,873,088 $  22,944,215
                                                                 ======================================================

                                                                 FRANKLIN MINNESOTA INSURED      FRANKLIN OHIO INSURED
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------
                                                                   SHARES      AMOUNT           SHARES        AMOUNT
                                                                 ------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   2,189,083 $ 26,117,226        4,472,914 $  55,049,937
 Shares issued in reinvestment of distributions ...............     540,220    6,440,577          769,983     9,461,915
 Shares redeemed ..............................................  (2,209,672) (26,314,432)      (2,874,065)  (35,307,625)
                                                                 ------------------------------------------------------
Net increase ..................................................     519,631 $  6,243,371        2,368,832 $  29,204,227
                                                                 ======================================================
Year ended February 28, 2002
 Shares sold ..................................................   4,855,921 $ 57,927,992        7,349,999 $  90,221,895
 Shares issued in reinvestment of distributions ...............   1,041,503   12,442,171        1,460,571    17,926,475
 Shares redeemed ..............................................  (4,531,166) (53,990,184)      (5,246,223)  (64,375,991)
                                                                 ------------------------------------------------------
Net increase ..................................................   1,366,258 $ 16,379,979        3,564,347 $  43,772,379
                                                                 ======================================================

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 FRANKLIN MINNESOTA INSURED      FRANKLIN OHIO INSURED
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ------------------------------------------------------
                                                                   SHARES      AMOUNT            SHARES       AMOUNT
                                                                 ------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                 1,056,279 $  13,035,699
 Shares issued in reinvestment of distributions ...............                                    25,725       317,430
 Shares redeemed ..............................................                                   (79,204)     (975,757)
                                                                                              -------------------------
Net increase ..................................................                                 1,002,800 $  12,377,372
                                                                                              =========================
Year ended February 28, 2002
 Shares sold ..................................................                                 1,079,786 $  13,286,628
 Shares issued in reinvestment of distributions ...............                                    21,747       267,985
 Shares redeemed ..............................................                                   (59,286)     (731,652)
                                                                                              -------------------------
Net increase ..................................................                                 1,042,247 $  12,822,961
                                                                                              =========================

Class C Shares:
Six months ended August 31, 2002
 Shares sold ..................................................     827,440 $  9,920,155        1,434,973 $  17,767,491
 Shares issued in reinvestment of distributions ...............      44,082      528,521           69,031       854,456
 Shares redeemed ..............................................    (286,621)  (3,434,443)        (251,315)   (3,090,256)
                                                                 ------------------------------------------------------
Net increase ..................................................     584,901 $  7,014,233        1,252,689 $  15,531,691
                                                                 ======================================================
Year ended February 28, 2002
 Shares sold ..................................................   1,412,309 $ 16,980,707        1,725,320 $  21,331,886
 Shares issued in reinvestment of distributions ...............      75,200      903,217          108,112     1,335,244
 Shares redeemed ..............................................    (307,307)  (3,692,417)        (496,900)   (6,115,760)
                                                                 ------------------------------------------------------
Net increase ..................................................   1,180,202 $ 14,191,507        1,336,532 $  16,551,370
                                                                 ======================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

    ANNUALIZED FEE RATE  MONTH-END NET ASSETS
    -------------------------------------------------------------------------
             .625%       First $100 million
             .500%       Over $100 million, up to and including $250 million
             .450%       In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                        FRANKLIN         FRANKLIN         FRANKLIN       FRANKLIN
                                   FRANKLIN FLORIDA     FRANKLIN      MASSACHUSETTS      MICHIGAN        MINNESOTA      OHIO INSURED
                                   INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE   TAX-FREE
                                      INCOME FUND     INCOME FUND       INCOME FUND    INCOME FUND        INCOME FUND    INCOME FUND
                                   -------------------------------------------------------------------------------------------------
Net commissions received (paid) ....     $253          $(855,803)       $(48,442)        $(465,658)       $(108,728)     $(475,667)
Contingent deferred sales charges ..     $350          $  77,072        $  3,422         $  67,266         $  6,153      $  18,028


FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds paid transfer agent fees of $1,151,998 of which $824,055 was paid to Investor Services.

4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                              FRANKLIN           FRANKLIN        FRANKLIN
                                        FRANKLIN FLORIDA     FRANKLIN       MASSACHUSETTS       MINNESOTA      OHIO INSURED
                                        INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE    TAX-FREE
                                           INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND      INCOME FUND
                                        -----------------------------------------------------------------------------------

Capital loss carryovers expiring in:
2003 ..................................    $1,100,392       $       --       $       --        $       --        $       --
2005 ..................................       167,156               --               --                --                --
2008 ..................................       497,948        1,881,009        1,052,269         1,391,185         1,196,416
2009 ..................................       546,752        1,525,660          608,972         2,286,638         1,741,823
2010 ..................................       256,409               --               --           788,761           527,712
                                           --------------------------------------------------------------------------------
                                           $2,568,657       $3,406,669       $1,661,241        $4,466,584        $3,465,951
                                           ================================================================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.

At August 31, 2002, net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                                    FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                               FRANKLIN FLORIDA      FRANKLIN     MASSACHUSETTS       MICHIGAN         MINNESOTA     OHIO INSURED
                               INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE   TAX-FREE
                                  INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND    INCOME FUND
                               ---------------------------------------------------------------------------------------------------
Investments at cost ..........  $136,565,785      $1,651,698,488    $24,606,566    $1,251,406,340     $518,494,727    $843,280,647
                                ==================================================================================================
Unrealized appreciation ......  $  8,540,331      $  101,133,759    $25,473,075    $   89,423,252     $ 26,221,309    $ 50,198,115
Unrealized depreciation ......            --             (29,490)            --                --          (14,113)             --
                                --------------------------------------------------------------------------------------------------
Net unrealized appreciation ..  $  8,540,331      $  101,104,269    $25,473,075    $   89,423,252     $ 26,207,196    $ 50,198,115
                                ==================================================================================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2002 were as follows:

                                                                  FRANKLIN           FRANKLIN          FRANKLIN        FRANKLIN
                            FRANKLIN FLORIDA      FRANKLIN     MASSACHUSETTS         MICHIGAN          MINNESOTA     OHIO INSURED
                            INSURED TAX-FREE INSURED TAX-FREE INSURED TAX-FREE    INSURED TAX-FREE  INSURED TAX-FREE   TAX-FREE
                               INCOME FUND      INCOME FUND      INCOME FUND        INCOME FUND        INCOME FUND    INCOME FUND
                            ------------------------------------------------------------------------------------------------------
Purchases .................  $24,396,220        $152,955,189    $53,842,745        $152,326,645       $41,162,572    $97,739,289
Sales .....................  $11,353,750        $ 86,034,081    $30,962,869        $103,694,688       $30,187,837    $37,451,335


                       This page intentionally left blank.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global
  Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International
  (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
  U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF1 S2002 10/02

[LOGO] Printed on recycled paper



















SEMI ANNUAL


[GRAPHIC OMITTED]
COUPLE PHOTO

                                 August 31, 2002

REPORT

Franklin Tax-Free Trust


    FRANKLIN ALABAMA TAX-FREE TRUST
    FRANKLIN FLORIDA TAX-FREE INCOME FUND
    FRANKLIN GEORGIA TAX-FREE INCOME FUND
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND
    FRANKLIN MARYLAND TAX-FREE INCOME FUND
    FRANKLIN MISSOURI TAX-FREE INCOME FUND
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
    FRANKLIN TEXAS TAX-FREE INCOME FUND
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



[GRAPHIC OMITTED]
FRANKLIN TEMPLETON LOGO ART

THANK YOU FOR INVESTING WITH
FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
PERSPECTIVE AND REMEMBER THAT ALL
SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
WE APPRECIATE YOUR PAST SUPPORT
AND LOOK FORWARD TO SERVING YOUR
INVESTMENT NEEDS IN THE YEARS AHEAD.



[GRAPHIC OMITTED]
MANAGERS PHOTO

CHARLES B. JOHNSON, CENTER
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

CONTENTS

Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 2002.

The U.S. economy began the six months under review growing at a healthy 5.0% annualized rate for the first quarter of 2002. However, growth slowed to a 1.3% annualized rate in the second quarter, reflecting a reduced pace of recovery. Tepid productivity, rising unemployment and a dearth of capital investment contributed to the slowdown. The Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy.

U.S. securities markets remained volatile during the period, as investors lacked conviction. As accounting scandals came to light and huge corporations declared bankruptcy, the stock markets sank. Stricter executive accountability and arrests of several executives began to restore confidence among investors, and the markets improved slightly near period-end. Overall for the six-month period, however, the major equity markets declined.

BOND MARKET OVERVIEW

For much of the six-month reporting period, fixed income markets, including municipal bonds, generally performed well, aided primarily by declining short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index (S&P 500) during the period.1 The bond market's progress was uneven, with prices rising when investors retreated from stocks and falling when they returned to equities. Bond prices and yields move in opposite directions; when prices rise, yields fall. For the six months ended August 31, 2002, the yield on the 10-year Treasury declined from 4.88% to 4.14% while the 30-year Treasury dropped from 5.42% to 4.93%.


CONTENTS

Shareholder Letter .............   1

Special Feature:
Understanding Your
Tax-Free Income Fund ...........   4

Fund Reports

Franklin Alabama
Tax-Free Income Fund ...........   8

Franklin Florida
Tax-Free Income Fund ...........  13

Franklin Georgia
Tax-Free Income Fund ...........  19

Franklin Kentucky
Tax-Free Income Fund ...........  24

Franklin Louisiana
Tax-Free Income Fund ...........  28

Franklin Maryland
Tax-Free Income Fund ...........  33

Franklin Missouri
Tax-Free Income Fund ...........  37

Franklin North Carolina
Tax-Free Income Fund ...........  41

Franklin Texas
Tax-Free Income Fund ...........  46

Franklin Virginia
Tax-Free Income Fund ...........  51

Municipal Bond Ratings .........  56

Financial Highlights &
Statements of Investments ......  58

Financial Statements ........... 106

Notes to Financial Statements .. 117



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
WHAT DOES
"TAXABLE EQUIVALENT"
MEAN FOR YOU?

FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY THAT FOLLOWS YOUR FUND'S REPORT.
--------------------------------------------------------------------------------

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be taxable. Distributions of capital gains are generally taxable.

[END SIDEBAR]


The municipal bond market ended the six-month reporting period with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.25% at the beginning of the period and 5.12% on August 31, 2002.2 Municipal bonds benefited from robust retail and institutional demand, and held up well despite an increase in new-issue supply. On August 31, 2002, the Bond Buyer 40 yielded 103% of the 30-year Treasury.2 Historically, municipal bonds have been considered relatively attractive when they yielded above 80%.

Looking forward, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, benign inflation and low interest rates, which so far have bolstered housing and retail sales, may continue to support an economic recovery. We expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong considering the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given their attractive tax-equivalent yields.

We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate. Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.



2. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your goals with your financial advisor, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/ SIGNATURE
Sheila Amoroso

/S/ SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------
[END SIDEBAR]

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE

Q&A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q. WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.

It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


--------------------------------------------------------------------------------
                Not FDIC Insured o May Lose Value o No Bank Guarantee
--------------------------------------------------------------------------------

4                       NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

INTEREST RATES AND BOND PRICES:
AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

INTEREST RATES AND TAX-FREE DIVIDENDS


[GRAPHIC OMITTED]
SEESAW ART

When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


                       NOT PART OF THE SHAREHOLDER REPORT                      5

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.12%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MUNICIPAL BOND PRICES VS. INTEREST RATES*
SEPTEMBER 1982-AUGUST 2002

   Date       Interest Rates        Municipal Bond Prices
 Oct 1982         10.91%                    $ 86.14
 Nov 1982         10.55%                    $ 88.55
 Dec 1982         10.54%                    $ 92.05
 Jan 1983         10.46%                    $ 90.42
 Feb 1983         10.72%                    $ 93.23
 Mar 1983         10.51%                    $ 91.15
 Apr 1983         10.40%                    $ 93.42
 May 1983         10.38%                    $ 89.02
 Jun 1983         10.85%                    $ 90.56
 Jul 1983         11.38%                    $ 90.25
 Aug 1983         11.85%                    $ 90.73
 Sep 1983         11.65%                    $ 91.47
 Oct 1983         11.54%                    $ 88.97
 Nov 1983         11.69%                    $ 88.86
 Dec 1983         11.83%                    $ 90.31
 Jan 1984         11.67%                    $ 91.80
 Feb 1984         11.84%                    $ 90.71
 Mar 1984         12.32%                    $ 92.76
 Apr 1984         12.63%                    $ 92.19
 May 1984         13.41%                    $ 88.68
 Jun 1984         13.56%                    $ 87.14
 Jul 1984         13.36%                    $ 89.90
 Aug 1984         12.72%                    $ 86.53
 Sep 1984         12.52%                    $ 91.62
 Oct 1984         12.16%                    $ 93.61
 Nov 1984         11.57%                    $ 92.98
 Dec 1984         11.50%                    $ 93.48
 Jan 1985         11.38%                    $ 96.60
 Feb 1985         11.51%                    $ 92.70
 Mar 1985         11.86%                    $ 94.04
 Apr 1985         11.43%                    $ 95.93
 May 1985         10.85%                    $ 96.82
 Jun 1985         10.16%                    $ 96.21
 Jul 1985         10.31%                    $ 95.75
 Aug 1985         10.33%                    $ 95.42
 Sep 1985         10.37%                    $ 94.26
 Oct 1985         10.24%                    $ 96.13
 Nov 1985          9.78%                    $ 99.29
 Dec 1985          9.26%                    $ 98.66
 Jan 1986          9.19%                    $102.32
 Feb 1986          8.70%                    $103.28
 Mar 1986          7.78%                    $101.67
 Apr 1986          7.30%                    $101.91
 May 1986          7.71%                    $ 99.80
 Jun 1986          7.80%                    $101.71
 Jul 1986          7.30%                    $100.24
 Aug 1986          7.17%                    $103.37
 Sep 1986          7.45%                    $102.20
 Oct 1986          7.43%                    $102.97
 Nov 1986          7.25%                    $103.63
 Dec 1986          7.11%                    $103.02
 Jan 1987          7.08%                    $105.34
 Feb 1987          7.25%                    $104.87
 Mar 1987          7.25%                    $102.99
 Apr 1987          8.02%                    $100.49
 May 1987          8.61%                    $ 99.66
 Jun 1987          8.40%                    $101.15
 Jul 1987          8.45%                    $101.08
 Aug 1987          8.76%                    $100.65
 Sep 1987          9.42%                    $ 97.95
 Oct 1987          9.52%                    $ 99.99
 Nov 1987          8.86%                    $ 99.38
 Dec 1987          8.99%                    $ 99.62
 Jan 1988          8.67%                    $104.13
 Feb 1988          8.21%                    $104.48
 Mar 1988          8.37%                    $102.56
 Apr 1988          8.72%                    $102.17
 May 1988          9.09%                    $101.25
 Jun 1988          8.92%                    $102.00
 Jul 1988          9.06%                    $101.79
 Aug 1988          9.26%                    $101.04
 Sep 1988          8.98%                    $102.18
 Oct 1988          8.80%                    $103.16
 Nov 1988          8.96%                    $101.53
 Dec 1988          9.11%                    $101.88
 Jan 1989          9.09%                    $102.78
 Feb 1989          9.17%                    $100.95
 Mar 1989          9.36%                    $ 99.96
 Apr 1989          9.18%                    $101.72
 May 1989          8.86%                    $103.09
 Jun 1989          8.28%                    $103.97
 Jul 1989          8.02%                    $104.40
 Aug 1989          8.11%                    $102.64
 Sep 1989          8.19%                    $101.82
 Oct 1989          8.01%                    $102.08
 Nov 1989          7.87%                    $103.12
 Dec 1989          7.84%                    $103.29
 Jan 1990          8.21%                    $103.06
 Feb 1990          8.47%                    $103.39
 Mar 1990          8.59%                    $102.95
 Apr 1990          8.79%                    $102.02
 May 1990          8.76%                    $103.34
 Jun 1990          8.48%                    $103.61
 Jul 1990          8.47%                    $103.28
 Aug 1990          8.75%                    $101.26
 Sep 1990          8.89%                    $100.79
 Oct 1990          8.72%                    $101.85
 Nov 1990          8.39%                    $103.26
 Dec 1990          8.08%                    $103.19
 Jan 1991          8.09%                    $103.89
 Feb 1991          7.85%                    $104.02
 Mar 1991          8.11%                    $103.37
 Apr 1991          8.04%                    $103.75
 May 1991          8.07%                    $103.88
 Jun 1991          8.28%                    $103.16
 Jul 1991          8.27%                    $103.66
 Aug 1991          7.90%                    $103.51
 Sep 1991          7.65%                    $104.29
 Oct 1991          7.53%                    $104.61
 Nov 1991          7.42%                    $104.31
 Dec 1991          7.09%                    $105.89
 Jan 1992          7.03%                    $105.46
 Feb 1992          7.34%                    $104.84
 Mar 1992          7.54%                    $104.15
 Apr 1992          7.48%                    $104.49
 May 1992          7.39%                    $105.05
 Jun 1992          7.26%                    $106.32
 Jul 1992          6.84%                    $109.47
 Aug 1992          6.59%                    $107.80
 Sep 1992          6.42%                    $107.82
 Oct 1992          6.59%                    $105.94
 Nov 1992          6.87%                    $107.20
 Dec 1992          6.77%                    $107.69
 Jan 1993          6.39%                    $106.54
 Feb 1993          6.03%                    $109.63
 Mar 1993          6.03%                    $107.91
 Apr 1993          6.05%                    $108.38
 May 1993          6.16%                    $108.15
 Jun 1993          5.80%                    $109.07
 Jul 1993          5.83%                    $105.93
 Aug 1993          5.45%                    $107.34
 Sep 1993          5.40%                    $107.70
 Oct 1993          5.43%                    $107.18
 Nov 1993          5.83%                    $105.41
 Dec 1993          5.83%                    $106.86
 Jan 1994          5.70%                    $107.37
 Feb 1994          6.15%                    $103.87
 Mar 1994          6.78%                    $ 98.94
 Apr 1994          6.95%                    $ 99.25
 May 1994          7.12%                    $ 99.59
 Jun 1994          7.34%                    $ 98.41
 Jul 1994          7.12%                    $ 99.69
 Aug 1994          7.19%                    $ 99.52
 Sep 1994          7.62%                    $ 97.55
 Oct 1994          7.81%                    $ 95.24
 Nov 1994          7.91%                    $ 92.97
 Dec 1994          7.84%                    $ 94.53
 Jan 1995          7.60%                    $ 96.71
 Feb 1995          7.22%                    $ 99.07
 Mar 1995          7.20%                    $ 99.68
 Apr 1995          7.07%                    $ 99.24
 May 1995          6.30%                    $101.87
 Jun 1995          6.21%                    $100.34
 Jul 1995          6.45%                    $100.74
 Aug 1995          6.28%                    $101.47
 Sep 1995          6.17%                    $101.55
 Oct 1995          6.03%                    $102.48
 Nov 1995          5.76%                    $103.63
 Dec 1995          5.58%                    $103.43
 Jan 1996          5.60%                    $103.70
 Feb 1996          6.13%                    $102.47
 Mar 1996          6.34%                    $100.60
 Apr 1996          6.66%                    $ 99.82
 May 1996          6.85%                    $ 99.32
 Jun 1996          6.73%                    $ 99.93
 Jul 1996          6.80%                    $100.37
 Aug 1996          6.96%                    $ 99.85
 Sep 1996          6.72%                    $100.75
 Oct 1996          6.37%                    $100.03
 Nov 1996          6.06%                    $101.35
 Dec 1996          6.43%                    $100.45
 Jan 1997          6.53%                    $100.15
 Feb 1997          6.58%                    $100.50
 Mar 1997          6.92%                    $ 98.61
 Apr 1997          6.72%                    $ 99.01
 May 1997          6.67%                    $100.06
 Jun 1997          6.51%                    $100.65
 Jul 1997          6.02%                    $102.98
 Aug 1997          6.34%                    $101.40
 Sep 1997          6.12%                    $101.60
 Oct 1997          5.84%                    $101.75
 Nov 1997          5.86%                    $101.84
 Dec 1997          5.75%                    $102.73
 Jan 1998          5.53%                    $103.22
 Feb 1998          5.62%                    $102.73
 Mar 1998          5.67%                    $102.30
 Apr 1998          5.68%                    $101.38
 May 1998          5.56%                    $102.40
 Jun 1998          5.44%                    $102.17
 Jul 1998          5.50%                    $101.95
 Aug 1998          5.05%                    $103.09
 Sep 1998          4.44%                    $103.93
 Oct 1998          4.64%                    $103.30
 Nov 1998          4.74%                    $103.20
 Dec 1998          4.65%                    $102.97
 Jan 1999          4.66%                    $103.74
 Feb 1999          5.29%                    $102.67
 Mar 1999          5.25%                    $102.32
 Apr 1999          5.36%                    $102.12
 May 1999          5.64%                    $101.03
 Jun 1999          5.81%                    $ 99.09
 Jul 1999          5.92%                    $ 98.71
 Aug 1999          5.98%                    $ 97.47
 Sep 1999          5.90%                    $ 97.08
 Oct 1999          6.06%                    $ 95.62
 Nov 1999          6.18%                    $ 96.09
 Dec 1999          6.28%                    $ 94.56
 Jan 2000          6.68%                    $ 93.74
 Feb 2000          6.42%                    $ 94.43
 Mar 2000          6.03%                    $ 96.08
 Apr 2000          6.23%                    $ 94.88
 May 2000          6.29%                    $ 93.87
 Jun 2000          6.03%                    $ 95.93
 Jul 2000          6.04%                    $ 96.82
 Aug 2000          5.73%                    $ 97.89
 Sep 2000          5.80%                    $ 96.91
 Oct 2000          5.77%                    $ 97.55
 Nov 2000          5.48%                    $ 97.81
 Dec 2000          5.12%                    $ 99.82
 Jan 2001          5.19%                    $100.36
 Feb 2001          4.92%                    $100.26
 Mar 2001          4.95%                    $100.75
 Apr 2001          5.35%                    $ 99.18
 May 2001          5.43%                    $ 99.79
 Jun 2001          5.42%                    $ 99.82
 Jul 2001          5.07%                    $100.90
 Aug 2001          4.79%                    $102.15
 Sep 2001          4.60%                    $101.40
 Oct 2001          4.30%                    $102.17
 Nov 2001          4.78%                    $100.85
 Dec 2001          5.07%                    $ 99.44
 Jan 2002          5.07%                    $100.70
 Feb 2002          4.88%                    $101.55
 Mar 2002          5.42%                    $ 99.08
 Apr 2002          5.11%                    $100.59
 May 2002          5.08%                    $100.78
 Jun 2002          4.86%                    $100.99
 Jul 2002          4.51%                    $101.93
 Aug 2002          4.14%                    $102.85
 Sep 2002          3.63%                    $104.74

*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.



1. Based on the yield of the Bond Buyer 40 Index as of August 31, 2002.



6                       NOT PART OF THE SHAREHOLDER REPORT

We generally invest in current coupon securities to maximize tax-free income for our shareholders.2 Over time, as we invest in different inter est rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                                               [GRAPHIC OMITTED]
                                         FRANKLIN TEMPELTON INVESTMENTS LOGO ART

                                                               SR TFINS 10/02

                       NOT PART OF THE SHAREHOLDER REPORT                      7

FRANKLIN ALABAMA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ALABAMA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund Based on total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 79.0%
A - 4.3%
BBB - 16.4%
BELOW INVESTMENT GRADE - 0.3%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



STATE UPDATE
[GRAPHIC OMITTED]
ALABAMA ART

Alabama maintained a stable economic base and showed evidence of increasing diversification. Conservative financial management, in particular constitutional provisions that mandate expenditure reductions in the event of revenue shortfalls, enabled the state to avoid negative fund balances. Recently formed rainy day accounts in the general and education trust funds were an added buffer to economic downturns.

Although traditionally considered manufacturing-oriented, Alabama's economy diversified with noticeable gains in the technology, health care and business services sectors. Tax incentives prompted increased corporate investment, which in turn boosted employment. As a result, per-capita income growth rose faster than the national average, but remained well below the mean. The auto industry's successful and growing presence as an economic force, from famous makers such as Mercedes-Benz, Honda Motor and Hyundai Corporation, may help bridge the gap between Alabama and the rest of the nation. Further growth in the state's services, insurance, finance and real estate sectors is also expected to contribute.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

The state's debt ratios remained low, with net tax-supported debt as a percentage of personal income holding steady at 2.2%, and the general obligation
(GO) debt ratio continuing low at $500 per capita.2, 3

Looking ahead, Alabama's growth prospects remain relatively positive. Ongoing diversification and moderate debt levels should enable the state to emerge from the national recession. Standard & Poor's, an independent credit rating agency, gave the state's GO bonds a solid AA rating.4 Reflecting the strength of its fiscal conservatism, Alabama's credit outlook is stable.

PORTFOLIO NOTES

Overall, municipal bonds performed well during the six months ended August 31, 2002, despite high national issuance, as interest rates generally continued to decline. The Bond Buyer Municipal Bond Index (Bond Buyer 40) yield, an indicator of municipal bond performance, fell from 5.25% at the beginning of the period to 5.12% on August 31, 2002, as retail and institutional investors continued exhibiting robust demand.5 We attribute the demand strength to renewed indications of economic weakness as well as continued equity market volatility.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2002, to $11.33 on August 31, 2002.



2. Source: Moody's Investors Service, NEW ISSUE: ALABAMA PUBLIC SCHOOL & COLLEGE Authority, 8/12/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/23/02.

4. This does not indicate Standard & Poor's rating of the Fund.

5. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
-------------------------------

General Obligation     28.4%

Hospital & Health Care 21.4%

Utilities              19.9%

Corporate-Backed       11.1%

Prerefunded             6.3%

Higher Education        4.1%

Transportation          2.9%

Housing                 2.9%

Tax-Supported           1.7%

Subject to Government
Appropriations          1.3%

[END SIDEBAR]





We focused primarily on remaining fully invested throughout the year under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. At times when yields increased and the market declined, we made several purchases for the Fund at levels we found attractive. Notable purchases during the six-month period included Alabaster GO warrants and Huntsville Health Care Authority Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 12 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.61%, based on an annualization of the current 4.54 cent ($0.0454) per share dividend and the maximum offering price of $11.83 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 41.67% would need to earn 7.90% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/02-8/31/02

                                                     DIVIDEND PER SHARE
-------------------------------------------------------------------------------
MONTH                                               CLASS A      CLASS C
-------------------------------------------------------------------------------
March                                             4.58 cents   4.06 cents
April                                             4.58 cents   4.06 cents
May                                               4.58 cents   4.06 cents
June                                              4.58 cents   4.07 cents
July                                              4.58 cents   4.07 cents
August                                            4.58 cents   4.07 cents
-------------------------------------------------------------------------------
TOTAL                                             27.48 CENTS  24.39 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.11        $11.33     $11.22
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                             $0.2748

CLASS C                                     CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       +$0.11        $11.40     $11.29
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                             $0.2439


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.51% +5.02%   +26.14%  +75.71%
Average Annual Total Return2                  -0.91% +0.59%    +3.85%   +6.62%
Avg. Ann. Total Return (9/30/02)3                    +3.24%    +4.05%   +5.55%

Distribution Rate4                     4.61%
Taxable Equivalent Distribution Rate5  7.90%
30-Day Standardized Yield6             3.76%
Taxable Equivalent Yield5              6.45%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.20%  +4.42%   +22.73%  +44.42%
Average Annual Total Return2                 +1.21%  +2.34%    +3.97%   +5.00%
Avg. Ann. Total Return (9/30/02)3                    +5.26%    +4.20%   +5.26%

Distribution Rate4                     4.20%
Taxable Equivalent Distribution Rate5  7.20%
30-Day Standardized Yield6             3.35%
Taxable Equivalent Yield5              5.74%







[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Alabama state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------
[END SIDEBAR]

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


12             Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF FLORIDA MUNICIPAL BONDS.1 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------


[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund Based on total Long-Term Investments
8/31/02


                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 68.1%
AA- 7.1%
A- 16.8%
BBB - 8.0%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency
[END SIDEBAR]




STATE UPDATE
[GRAPHIC OMITTED]
FLORIDA ART

Contrary to those of most other states, Florida's service-based and tourism-dependent economy began showing signs of a steady recovery during the six months under review. Labor force growth continued and the state's 5.3% unemployment rate at period-end remained in line with national levels.2

Florida's improving economy contributed to strong revenue performance, particularly with sales tax collections. Above-estimate general fund revenues led to a fiscal year 2002 budget surplus of $765 million and a fully-funded budget stabilization reserve of $940 million.3 The state's swift implementation of spending reductions following a forecasted revenue shortfall in October 2001 also benefited Florida's financial condition.

Although the state's growing debt level stayed within its 6.0% target ratio, tax-supported debt remained above average at $960 per capita and 3.4% of personal income.3 To counter such accelerated debt issuance, Florida introduced a debt affordability model in 1999. The state established a framework for evaluating and limiting future bond programs to an acceptable debt-to-revenue ratio.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 8/5/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 64.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
----------------------------

Hospital & Health Care 21.0%

Utilities              16.1%

Transportation         13.0%

Prerefunded            11.2%

Tax-Supported          10.9%

Other Revenue           6.9%

Subject to Government
Appropriations          6.8%

Housing                 6.6%

General Obligation      5.5%

Higher Education        2.0%
[END SIDEBAR]

Looking forward, Florida's strong economic growth prospects, solid budgetary reserves and active fiscal management should help provide financial flexibility in the future. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation (GO) rating.4

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.71 on February 28, 2002, to $11.86 on August 31, 2002.

Year-to-date through August 31, Florida's new-issue supply increased 29.5% compared with the same period in 2001, giving us many opportunities for purchases.5 During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding


4. This does not indicate Standard & Poor's rating of the Fund.

5. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/02-8/31/02

                                                  DIVIDEND PER SHARE
                                        -------------------------------------

MONTH                                     CLASS A      CLASS B     CLASS C
------------------------------------------------------------------------------

March                                   4.83 cents   4.26 cents   4.29 cents

April                                   4.83 cents   4.26 cents   4.29 cents

May                                     4.83 cents   4.26 cents   4.29 cents

June                                    4.83 cents   4.32 cents   4.29 cents

July                                    4.83 cents   4.32 cents   4.29 cents

August                                  4.83 cents   4.32 cents   4.29 cents
------------------------------------------------------------------------------
TOTAL                                   28.98 CENTS  25.74 CENTS  25.74 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

bonds. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and reinvested the proceeds in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the reporting period included Florida State Board of Education GO, Brevard County School Board COP, and Leesburg Hospital Revenue for Leesburg Regional Medical Center Project. During the six-month period sales included Tampa Bay Water Utility System Revenue; St. John's County IDA, IDR for Professional Golf Hall of Fame Project; Florida State Board of Education Capital Outlay GO for Public Education; and Orlando and Orange County Expressway Authority Expressway Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 17 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.65%, based on an annualization of the current 4.8 cent ($0.048) per share dividend and the maximum offering price of $12.39 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.57% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Our long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

FRANKLIN FLORIDA
TAX-FREE INCOME FUND




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.86     $11.71
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2898

CLASS B                                      CHANGE        8/31/02    2/28/02
 ------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.92     $11.77
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2574

CLASS C                                      CHANGE        8/31/02    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.15        $11.98     $11.83
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2574



[BEGIN SIDEBAR]
--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------
[END SIDEBAR]


             Past performance does not guarantee future results.              17

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

PERFORMANCE

CLASS A                                       6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.84%  +5.66%   +32.31%  +82.85%
Average Annual Total Return2                  -0.57%  +1.20%    +4.84%   +5.76%
Avg. Ann. Total Return (9/30/02)3                     +3.93%    +5.20%   +6.01%

Distribution Rate4                     4.65%
Taxable Equivalent Distribution Rate5  7.57%
30-Day Standardized Yield6             3.94%
Taxable Equivalent Yield5              6.42%


                                                                      INCEPTION
CLASS B                                               6-MONTH  1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return1                              +3.54%   +5.13%   +24.04%
Average Annual Total Return2                           -0.46%  +1.13%    +7.67%
Avg. Ann. Total Return (9/30/02)3                              +4.07%    +8.43%

Distribution Rate4                     4.28%
Taxable Equivalent Distribution Rate5  6.97%
30-Day Standardized Yield6             3.59%
Taxable Equivalent Yield5              5.85%


                                                                      INCEPTION
CLASS C                                       6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                      +3.52%  +5.11%   +28.84%  +50.48%
Average Annual Total Return2                  +1.49%  +3.08%    +4.98%   +5.59%
Avg. Ann. Total Return (9/30/02)3                     +5.96%    +5.33%   +5.87%

Distribution Rate4                     4.22%
Taxable Equivalent Distribution Rate5  6.88%
30-Day Standardized Yield6             3.56%
Taxable Equivalent Yield5              5.80%


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


18           Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF GEORGIA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



State Update
[GRAPHIC OMITTED]
GEORGIA ART

Georgia felt the effects of the national economic recession, but it was prepared. Similar to many states, Georgia experienced significant revenue underperformance and reported an operating deficit. As the nation's employment figures sagged, Georgia's job growth was projected negative for the first time in over decade. However, well-funded reserves and midyear budget adjustments enabled the state to endure the recent slowdown with substantial financial flexibility.

Home to a wide range and number of major corporate headquarters, Georgia's economy continued to benefit from its low average cost of living as well as its extensive transportation and infrastructure. Although revenue collections fell in fiscal year 2002 as anticipated, revenue sources remain diverse for fiscal year 2003, and projections for personal income tax and sales tax collections show steady growth. Additionally, the state's fiscal year 2003 budget was approved with no plan to draw from reserves. Projections for employment growth showed a positive 1.4% average for the 2003-2006 period, driven by the services, trade and construction sectors.2

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin GEORGIA Tax-Free Income Fund Based on total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 61.5%
AA- 20.7%
A- 9.3%
BBB - 6.4%
Below Investment Grade - 2.1%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 7/16/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 72.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------

Hospital & Health Care 16.8%

Housing                16.2%

Higher Education       16.1%

Utilities              15.3%

Prerefunded             9.7%

General Obligation      6.3%

Transportation          6.1%

Corporate-Backed        4.9%

Other Revenue           3.9%

Tax-Supported           2.7%

Subject to Government
Appropriations          2.0%

[END SIDEBAR]

Georgia's overall debt burden remained low at $816 per capita and 2.8% of personal income.2 Although debt to personal income ratios were higher than the state's Debt Management Advisory Committee recommends, Georgia remained well under the cap required by its constitution, which limits general obligation (GO) debt levels from exceeding 10% of treasury receipts.

Despite recent weakness, Georgia seems well-positioned for future growth beyond the current business cycle. Low business costs and strong in-migration should continue to benefit this centrally located state. Reflecting Georgia's sizable reserve balance and history of conservative fiscal management, Standard & Poor's and Moody's, two independent credit rating agencies, gave Georgia their highest ratings, AAA and Aaa.3

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.86 on February 28, 2002, to $11.92 on August 31, 2002.

Year-to-date through August 31, Georgia's municipal bond issuance increased 103.8%, to $4.1 billion, from $2.0 billion during the same period in 2001.4 We found value in many high-quality bonds and made several purchases during the reporting period. These included Suwanee GO, Augusta Water and Sewer Revenue, Gwinnett County Water and Sewer Authority Revenue, and Fulton County Development Authority Revenue for Georgia Tech Foundation Funding bonds. In light of continued robust

3. These do not indicate ratings of the Fund.

4. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/02-8/31/02

                                                           DIVIDEND PER SHARE
                                                      -------------------------
MONTH                                                    CLASS A      CLASS C
-------------------------------------------------------------------------------

March                                                  4.70 cents   4.15 cents

April                                                  4.70 cents   4.15 cents

May                                                    4.70 cents   4.15 cents

June                                                   4.70 cents   4.19 cents

July                                                   4.70 cents   4.19 cents

August                                                 4.70 cents   4.19 cents

-------------------------------------------------------------------------------
TOTAL                                                  28.20 CENTS  25.02 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Albany Sewer System Revenue, Medical Center Hospital Authority Revenue Anticipation Certificates for Columbus Regional Healthcare System, Fayette County PFAR for Criminal Justice Center Project Refunding, and Carroll City County Hospital Authority Revenue Anticipation Certificate for Tanner Medical Center Inc. Project bonds.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. As a result, the Fund's overall credit quality improved, with AAA- and AA-rated securities representing 82.2% of total long-term investments at period-end. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, hospital and health care represented the Fund's largest weighting at 16.8% of total long-term investments, followed by housing at 16.2%.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.1 The Performance Summary on page 23 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.53%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $12.45 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 42.28% would need to earn 7.85% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, our outlook for Franklin Georgia Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.06        $11.92     $11.86
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2820

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.07        $12.01     $11.94
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2502


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.95%  +4.36%   +29.29%  +77.20%
Average Annual Total Return2                 -1.45%  -0.07%    +4.36%   +5.43%
Avg. Ann. Total Return (9/30/02)3                    +2.80%    +4.60%   +5.62%

Distribution Rate4                     4.53%
Taxable Equivalent Distribution Rate5  7.85%
30-Day Standardized Yield6             3.86%
Taxable Equivalent Yield5              6.69%



                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.74%  +3.85%   +25.88%  +46.15%
Average Annual Total Return2                 +0.73%  +1.84%    +4.50%   +5.16%
Avg. Ann. Total Return (9/30/02)3                    +4.88%    +4.75%   +5.41%

Distribution Rate4                     4.12%
Taxable Equivalent Distribution Rate5  7.13%
30-Day Standardized Yield6             3.52%
Taxable Equivalent Yield5              6.10%



FRANKLIN GEORGIA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Georgia state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.




--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

          Past performance does not guarantee future results.                 23

FRANKLIN KENTUCKY TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF KENTUCKY MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 54.5%
AA- 27.1%
A- 9.3%
BBB - 5.2%
Below Investment Grade - 3.9%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]


COMMONWEALTH UPDATE2
[GRAPHIC OMITTED]
KENTUCKY ART

During the six months under review, Kentucky responded to tighter economic conditions and reduced revenue collections by drawing from reserves and other one-time funds. When its legislature could not agree about campaign financing provisions, they did not adopt a budget for the 2003-2004 biennium, marking the first time in the commonwealth's history that a budget was not enacted before the start of a fiscal year. As a result of the reduced liquidity and structural imbalance, independent credit rating agency Moody's placed Kentucky on its Watchlist for possible downgrade on June 10.

In an effort to combat the budgetary stress, Governor Paul Patton enacted an emergency spending plan, which provided for the payment of general administration costs, including payment of all debt service due in the current fiscal year. As of August 31, 2002, the commonwealth's day-to-day operations continued without interruption. However, Kentucky's ability to address future financial challenges remains uncertain.

By early August, Moody's removed Kentucky from its Watchlist, although the legislature had not reached a final resolution. To return to a stable outlook, the commonwealth needs to address its fiscal imbalance, diminished reserves and weak revenue collections.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, KENTUCKY (COMMONWEALTH OF), 8/6/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 76.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.13 on February 28, 2002, to $11.28 on August 31, 2002.

We found value in many high-quality bonds and made several purchases during the reporting period. These included Boone County GO for Public Project, Florence GO for Public Project, University of Kentucky University Revenue for Construction of Educational Buildings, and Harlan County Justice Center GO for First Judicial Center Project bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Jefferson County MFHR for Watterson Park Apartments Project and Puerto Rico Commonwealth GO for Public Improvement bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, utilities bonds represented the Fund's largest weighting at 22.7% of total long-term investments, followed by bonds subject to government appropriations at 22.2%.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
------------------------------

Utilities              22.7%

Subject to Government
Appropriations         22.2%

Other Revenue          13.1%

General Obligation     11.2%

Hospital & Health Care  8.9%

Prerefunded             6.6%

Housing                 4.2%

Transportation          3.9%

Corporate-Backed        3.3%

Tax-Supported           2.0%

Higher Education        1.9%
[END SIDEBAR]

[BEGIN SIDEBAR]
DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/02-8/31/02

                   DIVIDEND
MONTH              PER SHARE
------------------------------

March              4.4 cents

April              4.4 cents

May                4.4 cents

June               4.4 cents

July               4.4 cents

August             4.4 cents
------------------------------
TOTAL             26.4 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

[END SIDEBAR]

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 27 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.48%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 42.28% would need to earn 7.77% from a taxable investment to match the Fund's tax-free distribution rate.

Our outlook for Franklin Kentucky Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $11.28     $11.13
DISTRIBUTIONS (3/1/02-8/31/02)
aDividend Income                                $0.264





PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.80%  +5.00%   +30.70%  +83.95%
Average Annual Total Return2                 -0.58%  +0.54%    +4.58%   +5.83%
Avg. Ann. Total Return (9/30/02)3                    +3.54%    +4.72%   +5.99%

Distribution Rate4                     4.48%
Taxable Equivalent Distribution Rate5  7.77%
30-Day Standardized Yield6             3.95%
Taxable Equivalent Yield5              6.84%


FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.78%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.78 on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Kentucky state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

           Past performance does not guarantee future results.                27

FRANKLIN LOUISIANA TAX-FREE INCOME FUND


[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 71.0%
AA-0.4%
A- 7.0%
BBB -17.1%
Below Investment Grade -4.5%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF LOUISIANA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
LOUISIANA ART

In recent years, Louisiana's administration has worked to stabilize the state's credit outlook. To combat a moderate debt burden, the state earmarked annual surpluses for debt prepayment. Additionally, a reevaluation of the budgetary process concentrated efforts to match recurring expenditures only with recurring revenues as a way to limit future imbalances.

Although Louisiana's lower debt levels continued to act as a stabilizing force, the national slowdown and local industrial weakness hit the state's cyclical, but slowly diversifying, economy. In particular, oil production and chemical manufacturing contracted. On the strength of individual and corporate income tax collections in fiscal year 2001, Louisiana reported a slight surplus with an ending balance of $339 million.2 For the 2002 budget, financial managers suspended tax exemptions for certain sales and income taxes to reach near balance. Similar measures are expected in an effort to balance the 2003 budget.

Projected revenue shortfalls will challenge Louisiana's commitment to improve its underlying financial structure. Fortunately, the administration has demonstrated its willingness and ability to respond to fiscal deficits through a variety of strategies.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 8/2/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 80.

Matching expenditures to revenues, building a rainy day fund and reducing debt levels have contributed to the state's strengthened economic base. Reflecting expectations for continued adherence to this newly adopted budget discipline, the credit outlook for Louisiana is stable.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.38 on February 28, 2002, to $11.49 on August 31, 2002.

Year-to-date through August 31, Louisiana's municipal bond supply increased 129.8%, to $2.5 billion, from $1.1 billion during the same period in 2001.3 We found value in many high-quality bonds and made several purchases during the reporting period. These included New Orleans GO for Public Improvement, Louisiana State Gas and Fuels Tax Revenue, Monroe Sales and Use Tax Revenue, and Bossier Parish Sales and Use Tax Revenue bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then reinvested the proceeds at institutional, or wholesale, prices. Such sales included Puerto Rico Commonwealth GO for Public Improvement, Jefferson Sales Tax District Special Sales Tax Revenue, St. Charles Parish PCR for Union Carbide Corp. Project, and Puerto Rico Electric Power Authority Power Revenue bonds. Puerto Rico securities are highly


[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
------------------------------
Higher Education       17.7%

Utilities              15.7%

Tax-Supported          14.0%

Hospital & Health Care 13.1%

Corporate-Backed        8.3%

Housing                 7.9%

Subject to Government
Appropriations          5.9%

Other Revenue           5.9%

Prerefunded             5.5%

General Obligation      5.4%

Transportation          0.6%

[END SIDEBAR]


3. Source: THE BOND BUYER, 9/3/02.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/02-8/31/02

                                                         DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                   CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                  4.6 cents   4.07 cents

April                                                  4.6 cents   4.07 cents

May                                                    4.6 cents   4.07 cents

June                                                   4.6 cents   4.07 cents

July                                                   4.6 cents   4.07 cents

August                                                 4.6 cents   4.07 cents

------------------------------------------------------------------------------
TOTAL                                                 27.6 CENTS   24.42 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

liquid and trade well in the secondary market, and their distributions are tax-free in many states.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds. As a result, the Fund's overall credit quality improved, with AAA- and AA-rated securities representing 71.4% of total long-term investments at period-end. We also sought to maintain the Fund's broad diversification, and on August 31, 2002, higher education represented the Fund's largest weighting at 17.7% of total long-term investments, followed by utilities at 15.7%.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 32 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.60%, based on an annualization of the current 4.6 cent ($0.046) per share dividend and the maximum offering price of $12.00 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 42.28% would need to earn 7.97% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our outlook for Franklin Louisiana Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Louisiana state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.11        $11.49     $11.38
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2760

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.11        $11.58     $11.47
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2442



PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.47%  +5.46%   +30.83%  +78.09%
Average Annual Total Return2                 -0.97%  +0.96%    +4.60%   +5.48%
Avg. Ann. Total Return (9/30/02)3                    +3.51%    +4.79%   +5.68%

Distribution Rate4                     4.60%
Taxable Equivalent Distribution Rate5  7.97%
30-Day Standardized Yield6             4.03%
Taxable Equivalent Yield5              6.98%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.15%  +4.84%   +27.25%  +49.52%
Average Annual Total Return2                 +1.09%  +2.77%    +4.72%   +5.49%
Avg. Ann. Total Return (9/30/02)3                    +5.40%    +4.92%   +5.71%

Distribution Rate4                     4.18%
Taxable Equivalent Distribution Rate5  7.25%
30-Day Standardized Yield6             3.66%
Taxable Equivalent Yield5              6.34%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



32                Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MARYLAND MUNICIPAL BONDS.1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
MARYLAND ART

During the national recession, Maryland's economy continued to outperform those of most of its peers. Although Maryland has not avoided the slowing trend altogether, its substantial and diverse economic base helped lessen the impact. Maintenance of sound reserve levels provided additional financial flexibility through this difficult period.

Government sector job growth and stability in the services sector helped offset job losses in utilities, construction, manufacturing and transportation. Increased spending by the federal government for defense and homeland security provided a stabilizing force for Maryland, which continues to be proportionally more affected by federal government expenditures than any other state. Not surprisingly, Maryland's 4.3% August unemployment rate remained well below the 5.7% U.S. average.2

Maryland's adopted budget for fiscal year 2003 estimates a conservative 1.8% growth of general fund revenues.3 Although projected deficits are relatively high, the state has a successful track record for narrowing such gaps, and unlike many other states, has kept its budget stabilization fund intact. With a moderate debt burden of $879 per capita and 2.6% of personal income, the state's debt service is manageable and debt amortization remains rapid.4

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 52.7%
AA-20.3%
A- 16.3%
BBB -10.7%


*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

A non-diversifed fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/29/02.

4. Source: Moody's Investors Service, NEW ISSUE: MARYLAND (STATE OF), 7/24/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 84.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                     INVESTMENTS
---------------------------------

Hospital & Health Care   24.3%

Prerefunded              15.7%

Utilities                13.0%

Housing                  12.7%

General Obligation       12.4%

Higher Education          7.0%

Subject to Government
Appropriations            6.5%

Transportation            5.9%

Tax-Supported             1.6%

Corporate-Backed          0.6%

Other Revenue             0.3%
[END SIDEBAR]



Maryland's outlook remains stable. The state's mature infrastructure and highly educated workforce should continue contributing to its broadly based economy. Through its substantial reserves and government employment growth, combined with increased federal spending, Maryland seems well-positioned to address current weakening and then gradually improve.

PORTFOLIO NOTES

Overall, municipal bonds performed well during the six months ended August 31, 2002, despite high national issuance, as interest rates generally continued to decline. The Bond Buyer Municipal Bond Index (Bond Buyer 40) yield, an indicator of municipal bond performance, fell from 5.25% at the beginning of the period to 5.12% on August 31, 2002, as retail and institutional investors continued exhibiting robust demand.5 We attribute the demand strength to renewed indications of economic weakness as well as continued equity market volatility.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.69 on August 31, 2002.

We focused primarily on remaining fully invested throughout the period under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. Notable purchases during the six-month period included Baltimore County Metropolitan 68th District GO and Puerto Rico Commonwealth GO for Public Improvement bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 36 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.49%, based on an annualization of the current 4.57 cent ($0.0457) per share dividend and the maximum offering price of $12.21 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.46% would need to earn 7.94% from a taxable investment to match the Fund's




5. Source: THE BOND BUYER, 9/3/02. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/02-8/31/02

                                                     DIVIDEND PER SHARE
--------------------------------------------------------------------------
MONTH                                               CLASS A      CLASS C
--------------------------------------------------------------------------

March                                             4.52 cents   3.98 cents

April                                             4.52 cents   3.98 cents

May                                               4.52 cents   3.98 cents

June                                              4.57 cents   4.02 cents

July                                              4.57 cents   4.02 cents

August                                            4.57 cents   4.02 cents
--------------------------------------------------------------------------
TOTAL                                             27.27 CENTS  24.00 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. With our income-oriented approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance. Although Maryland's municipal bond supply increased 75.3% year-to-date through August 31, compared with the same period in 2001, we expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios.5 Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MARYLAND
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.46%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $11.69     $11.52
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2727

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.18        $11.81     $11.63
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2400



PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.92%  +5.76%   +32.00%  +83.71%
Average Annual Total Return2                 -0.48%  +1.30%    +4.79%   +5.81%
Avg. Ann. Total Return (9/30/02)3                    +3.56%    +4.96%   +5.99%

Distribution Rate4                     4.49%
Taxable Equivalent Distribution Rate5  7.94%
30-Day Standardized Yield6             3.63%
Taxable Equivalent Yield5              6.42%


                                                                     INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.68%  +5.21%   +28.54%  +51.72%
Average Annual Total Return2                 +1.63%  +3.15%    +4.93%   +5.70%
Avg. Ann. Total Return (9/30/02)3                    +5.47%    +5.10%   +5.90%

Distribution Rate4                     4.06%
Taxable Equivalent Distribution Rate5  7.19%
30-Day Standardized Yield6             3.29%
Taxable Equivalent Yield5              5.82%



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


36           Past performance does not guarantee future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MISSOURI MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

STATE UPDATE
[GRAPHIC OMITTED]
MISSOURI ART

Located at the nation's geographic center, Missouri is home to a dozen Fortune 500 companies' headquarters. Unlike its regional neighbors, the state enjoys continued positive net in-migration as its population rose 9.3% over the past decade.2 Although recent manufacturing sector declines have impacted the state's economy, strong and diverse fundamentals keep the state well-positioned for long-term growth.

Missouri felt the effects of the national slowdown as general revenues arrived more than 9% below 2002 budget expectations.3 Typical for this well-managed state, the administration quickly addressed the gaps via spending cuts and other measures. Fiscal year 2003's budget anticipates additional shortfalls in some collections sources, while projecting moderate growth in sales, corporate and individual income taxes. Reflecting the basis for Missouri's continued credit strength in light of the current economic cycle, the state was able to keep its Budget Stabilization Fund and Cash Operating Reserves intact.

With a record of responsible management, Missouri maintained its cautious approach to debt issuance. Although Missouri plans to issue general obligation bonds as well as a substantial $2.25 billion authorization for highway use in the near term, the state's historically low debt levels are expected to remain below the national average. Compared with the national medians of debt as a percentage of personal income at

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 58.1%
AA-16.9%
A- 12.7%
BBB -11.0%
Below Investment Grade -1.3%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, NEW ISSUE: MISSOURI (STATE OF), 8/1/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 7/18/02.




The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 88.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
--------------------------------

Hospital & Health Care    22.1%

Transportation            12.0%

Higher Education          10.2%

Subject to Government
Appropriations             8.6%

Utilities                  8.5%

Prerefunded                8.4%

Housing                    7.8%

General Obligation         7.1%

Other Revenue              6.2%

Tax-Supported              5.2%

Corporate-Backed           3.9%
[END SIDEBAR]


2.3% and debt per capita at $573, Missouri is 38th in both rankings at a low 1.3% and $347.2

Based on the state's history of retiring debt in a speedy manner, responding to fiscal challenges in prompt fashion, and adjusting revenues and expenditures when necessary to maintain budget balance, Moody's and Standard & Poor's, two independent credit rating agencies, assigned Missouri their highest ratings, Aaa and AAA.4 The outlook for Missouri's economy remains favorable.

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation triggered spurts of bond market activity. Since June, economic growth seemed to slow, while the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Municipal bond yields generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.00 on February 28, 2002, to $12.14 on August 31, 2002.

We attempted to maintain the Fund's broad diversification throughout the six months under review. On August 31, 2002, hospital and health care represented the Fund's largest weighting at 22.1% of total long-term investments, followed by transportation at 12.0%. Notable purchases during the reporting period included Jefferson County Conservation Public Watersupply District No. C-1 Waterworks Revenue, Missouri State Board of Public Buildings State Office Building Special Obligation, St. Louis Municipal Finance Corp. Leasehold Revenue
- Carnahan Courthouse, and Missouri State Highways and Transportation Commission State Road Revenue bonds. We also purchased GO bonds issued by Missouri State Stormwater Control and Jackson County Reorganized School District No. 7. During the period, we sold Puerto Rico PBA revenue bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

4. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/02-8/31/02

                                                         DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                   CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                 4.85 cents   4.27 cents

April                                                 4.85 cents   4.27 cents

May                                                   4.85 cents   4.27 cents

June                                                  4.85 cents   4.33 cents

July                                                  4.85 cents   4.33 cents

August                                                4.85 cents   4.33 cents
------------------------------------------------------------------------------
TOTAL                                                 29.10 CENTS  25.80 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 40 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.50%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $12.68 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 42.28% would need to earn 7.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Going forward, our long-term outlook for municipal bonds and Franklin Missouri Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MISSOURI
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Missouri state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $12.14     $12.00
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2910

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $12.20     $12.06
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2580


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.67%  +5.41%   +31.88%  +84.68%
Average Annual Total Return2                 -0.71%  +0.90%    +4.78%   +5.87%
Avg. Ann. Total Return (9/30/02)3                    +3.73%    +4.96%   +6.06%

Distribution Rate4                     4.50%
Taxable Equivalent Distribution Rate5  7.79%
30-Day Standardized Yield6             3.85%
Taxable Equivalent Yield5              6.67%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.37%  +4.89%   +28.36%  +51.05%
Average Annual Total Return2                 +1.36%  +2.88%    +4.91%   +5.63%
Avg. Ann. Total Return (9/30/02)3                    +5.63%    +5.10%   +5.87%

Distribution Rate4                     4.10%
Taxable Equivalent Distribution Rate5  7.10%
30-Day Standardized Yield6             3.52%
Taxable Equivalent Yield5              6.10%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


40           PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NORTH CAROLINA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

STATE UPDATE
[GRAPHIC OMITTED]
NORTH CAROLINA ART

With continued difficult financial decisions, North Carolina's slowing economy faced pressure in 2002. When the state's 2002-2003 biennium budget was drafted, sales tax rate increases and other revenue adjustments were intended to restore structural balance. In spite of these actions, the state faces an estimated $1.5 billion gap.2 The shortfall reflects soft revenue performance and a rise in Medicaid spending requirements. Responding to these events, Governor Michael F. Easley exercised his constitutional authority to balance the budget by using the state's entire rainy day fund, leaving general fund reserves virtually empty. Additional reserves in special revenue funds and trust and agency funds, which total about $600 million, supply some fiscal flexibility to address surprise expenses in fiscal year 2003.3

North Carolina maintained very low debt levels at $428 per capita and 1.5% of personal income. These levels will increase as more than $4 billion of appropriations are gradually issued; however, the state's debt burden is expected to remain manageable.3

Weak tax revenue performance, combined with a relatively aggressive 5.4% tax revenue growth forecast, makes a downward revision likely for North Carolina's fiscal year 2003 revenue forecast. Governor Easley has requested additional spending reductions as a means to address structural imbalance, and the need to rebuild exhausted

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 53.7%
AA - 15.6%
A - 15.2%
BBB - 15.5%
Below Investment Grade - 4.5%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable.Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, 7/2/02.

3. Source: Standard & Poor's, RATINGSDIRECT, 3/6/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 93.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                   INVESTMENTS
------------------------------

Utilities                19.6%

Hospital & Health Care   17.6%

Subject to Government
Appropriations           10.7%

Transportation           10.2%

General Obligation        9.9%

Prerefunded               9.7%

Housing                   7.4%

Higher Education          5.5%

Corporate-Backed          5.4%

Other Revenue             2.1%

Tax-Supported             1.9%
[END SIDEBAR]


reserves presents additional pressure. Although the state is facing significant shortfalls during the slowdown, its diverse economic base, conservative debt policy and historical fiscal health support expectations for stable long-term growth prospects.

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.96 on February 28, 2002, to $12.12 on August 31, 2002.

During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding bonds. To book tax losses, we sold certain securities. Such losses can be used to

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/02-8/31/02

                                                        DIVIDEND PER SHARE
------------------------------------------------------------------------------
MONTH                                                  CLASS A      CLASS C
------------------------------------------------------------------------------

March                                                 4.73 cents  4.18 cents

April                                                 4.73 cents  4.18 cents

May                                                   4.73 cents  4.18 cents

June                                                  4.67 cents  4.10 cents

July                                                  4.67 cents  4.10 cents

August                                                4.67 cents  4.10 cents

------------------------------------------------------------------------------
TOTAL                                                 28.20 CENTS 24.84 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

offset any current or future capital gains, possibly lowering shareholders' future tax liabilities.

Notable purchases during the reporting period included Puerto Rico PBA Revenue, Mecklenburg County GO for Public Improvement, North Carolina Educational Facilities Finance Agency Revenue for Duke University Project, Southeastern Regional Medical Center, and North Carolina Medical Care Commission Hospital Revenue for Northeast Medical Center Project bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. During the six-month period sales included North Carolina HFA SFR and Buncombe County Metropolitan Sewer District Sewer System Revenue bonds.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund -- What causes dividends and fund prices to fluctuate.")

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 45 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.43%, based on an annualization of the current 4.67 cent ($0.0467) per share dividend and the maximum offering price of $12.66 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 43.67% would need to earn 7.86% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.16        $12.12     $11.96
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2820

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17        $12.22     $12.05
Distributions (3/1/02-8/31/02)
Dividend Income                                $0.2484


PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.78%  +5.61%   +31.67%  +80.39%
Average Annual Total Return2                 -0.63%  +1.15%    +4.74%   +5.61%
Avg. Ann. Total Return (9/30/02)3                    +3.98%    +5.00%   +5.82%

Distribution Rate4                     4.43%
Taxable Equivalent Distribution Rate5  7.86%
30-Day Standardized Yield6             3.88%
Taxable Equivalent Yield5              6.89%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.54%  +5.06%   +28.27%  +49.97%
Average Annual Total Return2                 +1.53%  +3.04%    +4.89%   +5.53%
Avg. Ann. Total Return (9/30/02)3                    +6.04%    +5.15%   +5.79%

Distribution Rate4                     4.01%
Taxable Equivalent Distribution Rate5  7.11%
30-Day Standardized Yield6             3.55%
Taxable Equivalent Yield5              6.30%


FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and North Carolina state personal income tax bracket of 43.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.                           45

FRANKLIN TEXAS TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN TEXAS TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF TEXAS MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

[BEGIN SIDEBAR]
CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-Free Income Fund Based on total Long-Term Investments 8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 73.1%
AA - 4.7%
BBB - 17.4%
Below Investment Grade - 4.58%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]



STATE UPDATE
[GRAPHIC OMITTED]
TEXAS ART

While absorbing almost one million new jobs during the past five years, Texas continued to attract investment from sources outside the state. Gains in services, construction, and computer and high-tech manufacturing also contributed to the increasingly diversified economy. In 1980, oil and gas-related revenues accounted for roughly 24% of the state's total tax revenue; these collections now account for less than 4%. This shift in receipts allows the state to depend less heavily on volatile oil prices. Although job growth will likely be slightly negative for 2002, non-farm employment is forecast at a 2% growth rate for 2003.2

A low debt burden, conservative revenue forecasting and strong cash management procedures have kept Texas stable through the current business cycle. Although the effects of the national slowdown can be seen in the state's slightly weaker financial performance, sales taxes -- which account for more than half of Texas' general fund tax revenue -- are projected to grow by about 5% in fiscal year 2003. The state estimates a respectable 2.1% growth rate for 2002, followed by an average annual

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, NEW ISSUE: TEXAS (STATE OF), 8/12/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 98.

growth of 4.4% for the 2003-2005 period. Additionally, personal income growth is expected to rise at a 6.5% rate for 2003.2

As yet, the 2002-2003 biennium budget remains balanced; however, there are signs of a probable shortfall over the next biennium. State agencies have already begun identifying cost-cutting measures in the event of a fiscal deficit. Looking ahead, the 2004-2005 budgeting process is scheduled for the end of this year. With expectations for its economic stabilization fund to reach the $1 billion mark at the close of the current biennium, Texas is well-positioned with this added cushion against a prolonged slowdown.2

PORTFOLIO NOTES

Fixed income securities showed strength during the six months under review. Investors received a mix of positive and weak financial news; however, indications of ongoing low inflation contributed to increased demand for many fixed income investments, particularly municipal bonds. Since June, economic growth seemed to slow, as the corporate bond market and equity market struggled due to second quarter earnings revisions for many major corporations as well as a variety of high-profile accounting scandals. Within this difficult environment, municipal bonds fared well.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Texas Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.50 on February 28, 2002, to $10.54 on August 31, 2002.

We found value in many high-quality bonds and made several purchases during the reporting period. These included Dallas ISD GO, Pasadena GO Certificates Obligation, and San Antonio Water Revenue bonds. In light of continued robust retail demand for municipal bonds, we sold several of the Fund's holdings at retail prices and then

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Texas
Tax-Free Income Fund
8/31/02

                     % OF TOTAL
                      LONG-TERM
                    INVESTMENTS
-------------------------------

General Obligation       34.3%

Utilities                20.7%

Hospital & Health Care   12.3%

Corporate-Backed          9.9%

Prerefunded               9.6%

Transportation            6.3%

Housing                   5.0%

Higher Education          1.0%

Other Revenue             0.9%
[END SIDEBAR]

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/02-8/31/02

                                                           DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH                                                     CLASS A      CLASS C
--------------------------------------------------------------------------------

March                                                   4.30 cents  3.81 cents

April                                                   4.30 cents  3.81 cents

May                                                     4.30 cents  3.81 cents

June                                                    4.35 cents  3.86 cents

July                                                    4.35 cents  3.86 cents

August                                                  4.35 cents  3.86 cents
--------------------------------------------------------------------------------
TOTAL                                                   25.95 CENTS 23.01 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

reinvested the proceeds at institutional, or wholesale, prices. Such sales included San Antonio ISD - Building, Harlingen Construction ISD GO, Dallas Area Rapid Transportation, and Austin Water and Wastewater System Revenue bonds.

During the six months under review, the most notable change was the portfolio's improving credit quality. Credit spreads, the difference in yields between lower- and higher-rated securities, tightened to the point where we felt that we were not adequately compensated for the added risk of investing in lower-rated securities. Hence, the majority of our investments during the reporting period were in AAA-rated bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 50 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.74%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maxi-mum offering price of $11.01 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our outlook for Franklin Texas Tax-Free Income Fund is favorable. New-issue supply should remain relatively high due to the low interest rate environment. We expect demand for municipal bonds to remain strong as investors continue to diversify by increasing the fixed income allocation of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TEXAS
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.04        $10.54     $10.50
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2595

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.04        $10.70     $10.66
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2301


PERFORMANCE

CLASS A                                       6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                      +2.92%  +2.64%   +22.73%  +70.00%
Average Annual Total Return2                  -1.48%  -1.73%    +3.28%   +4.99%
Avg. Ann. Total Return (9/30/02)3                     +0.53%    +3.26%   +5.06%

Distribution Rate4                     4.74%
Taxable Equivalent Distribution Rate5  7.72%
30-Day Standardized Yield6             4.25%
Taxable Equivalent Yield5              6.92%


                                                                      INCEPTION
CLASS C                                       6-MONTH 1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return1                      +2.59%  +2.03%   +19.44%  +40.99%
Average Annual Total Return2                  +0.56%  +0.04%    +3.40%   +4.65%
Avg. Ann. Total Return (9/30/02)3                     +2.46%    +3.40%   +4.73%

Distribution Rate4                     4.24%
Taxable Equivalent Distribution Rate5  6.91%
30-Day Standardized Yield6             3.93%
Taxable Equivalent Yield5              6.40%

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


50          PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF VIRGINIA MUNICIPAL BONDS.1
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE
[GRAPHIC OMITTED]
VIRGINIA ART

The advantage of hosting the sixth-largest concentration of high-tech companies in the U.S. became a liability for Virginia, as its economy has been more proportionally affected by the national recession. As revenue collections generally fell, most notably in personal income tax, the commonwealth's tradition of generous corporate tax incentives presented additional pressure. Employment declined relative to the nation as the commonwealth's high-tech, business services, construction and manufacturing sectors experienced contraction. Although Virginia's 4.1% August unemployment rate remained well below the 5.7% national average, the figure marks a six-year high.2

The combined effects of slowing economic trends, soft revenue receipts and growing expenditures resulted in a $1.6 billion shortfall for Virginia's 2002 budget. Utilizing a significant amount of well-funded reserves and other savings, fiscal managers continued to demonstrate their ability and willingness to adjust financial planning to reach structural balance. Recent projections of a $200 million gap in the 2003 budget may be addressed with new taxes.3

[BEGIN SIDEBAR]
Credit Quality Breakdown*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA - 48.8%
AA - 22.6%
A - 16.1%
BBB - 8.9%
Below Investment Grade - 3.6%

*Quarterly beakdown may include internal ratings for bonds not rated by an independent rating agency.
[END SIDEBAR]

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's, RATINGSDIRECT, 8/19/02.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 101.

[BEGIN SIDEBAR]
PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------

Utilities                 20.8%

Transportation            16.2%

General Obligation        14.1%

Hospital & Health Care    11.3%

Housing                    8.8%

Corporate-Backed           7.5%

Tax-Supported              4.7%

Subject to Government
Appropriations             4.4%

Higher Education           4.2%

Prerefunded                4.0%

Other Revenue              4.0%
[END SIDEBAR]


Fortunately, many positive factors are already in place and in the pipeline for Virginia's recovery. With a highly skilled workforce, above-average income levels, and extensive transportation and communication networks, the commonwealth's strong fundamentals should continue to contribute as growth resumes. Virginia's debt burden remains low and debt services account for less than 3% of general fund appropriations.3 The commonwealth's economy should benefit from increased federal defense spending, a key catalyst for a rise in business activity. As one of the largest recipients of defense procurement awards, Virginia holds an advantage over many other states.

The heavy government and military presence in Virginia, along with the inflow of federal monies, should drive future growth. With its diverse economic base and a record of strong financial management, the commonwealth is expected to recover more quickly relative to other states.

PORTFOLIO NOTES

During first quarter 2002, news of improving economic conditions supported hopes for a speedy recovery. By the second quarter, however, this optimistic sentiment began to falter as equity markets struggled to live up to expectations, and yield spreads for unsecured corporate credits remained wide relative to Treasuries. Concerns of terrorism as well as reports of dishonest accounting practices by many high-profile firms added even more pressure. On a positive note, municipal bond market performance continued to be strong. The current, low interest rate environment offered an inexpensive venue to finance essential projects, and the need for capital projects persisted. Issuers were motivated to borrow as tax receipts declined in the softened economy. Retail and institutional investors sustained high demand for municipal bonds, despite the significant increase in issuance nationally.

Municipal bond yields generally decreased during the six-month reporting period. Because bond prices rise when yields fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.62 on August 31, 2002.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/02-8/31/02

                                                          DIVIDEND PER SHARE
--------------------------------------------------------------------------------
MONTH                                                    CLASS A      CLASS C
--------------------------------------------------------------------------------

March                                                  4.56 cents  4.03 cents

April                                                  4.56 cents  4.03 cents

May                                                    4.56 cents  4.03 cents

June                                                   4.56 cents  4.03 cents

July                                                   4.56 cents  4.03 cents

August                                                 4.56 cents  4.03 cents
--------------------------------------------------------------------------------
TOTAL                                                  27.36 CENTS 24.18 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Year-to-date through August 31, Virginia's new-issue supply increased 17% compared with the same period in 2001.4 During the six months under review, we focused primarily on buying bonds used for essential purpose municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to improve the portfolio's structure by selling holdings with lower original issue discounts and shorter call structures. As the opportunity was available, we sought to maximize income potential by purchasing higher yielding bonds. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Lastly, we sold bonds subject to the alternative minimum tax and reinvested the proceeds in fully tax-exempt bonds. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the reporting period included Puerto Rico Commonwealth GO for Public Improvement; Richmond Public Utility Revenue; Metropolitan Washington, D.C., Airports Authority System; Orange County IDAR - Public Facility for Orange County Project; and Virginia State Resource Authority Water and Sewer



4. Source: THE BOND BUYER, 9/3/02.

System Revenue - Tuckahoe Service District Project bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. During the six-month period sales included Fairfax County Water Authority Revenue, West Point IDA - Solid Waste Disposal Revenue for Chesapeake Corp. Project, and Virginia College Building Authority Educational Facilities Revenue - 21st Century College Program bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary on page 55 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.56 cent ($0.0456) per share dividend and the maximum offering price of $12.14 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.13% would need to earn 7.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Our long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund is favorable. We expect demand for municipal bonds to remain strong as investors continue to diversify the fixed income portion of their portfolios. Most importantly, we believe municipal bonds should remain desirable due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION


CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.10        $11.62     $11.52
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2736

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.09        $11.71     $11.62
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2418





PERFORMANCE

CLASS A                                      6-MONTH 1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return1                     +3.32%  +4.63%   +29.24%  +77.94%
Average Annual Total Return2                 -1.06%  +0.16%    +4.35%   +5.48%
Avg. Ann. Total Return (9/30/02)3                    +2.82%    +4.52%   +5.64%

Distribution Rate4                     4.51%
Taxable Equivalent Distribution Rate5  7.79%
30-Day Standardized Yield6             4.04%
Taxable Equivalent Yield5              6.98%


                                                                      INCEPTION
CLASS C                                      6-MONTH 1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return1                     +2.92%  +4.11%   +25.71%  +46.69%
Average Annual Total Return2                 +0.88%  +2.07%    +4.47%   +5.22%
Avg. Ann. Total Return (9/30/02)3                    +4.73%    +4.67%   +5.44%

Distribution Rate4                     4.09%
Taxable Equivalent Distribution Rate5  7.06%
30-Day Standardized Yield6             3.69%
Taxable Equivalent Yield5              6.38%


FRANKLIN VIRGINIA
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Virginia state personal income tax bracket of 42.13%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.                           55

MUNICIPAL BOND RATINGS


MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002              YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   --------------------------------------------------
CLASS A                                                                      2002       2001       2000       1999      1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.22     $11.08    $10.62      $11.68     $11.98    $11.73
                                                           ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .27        .56       .58         .61        .62       .64
 Net realized and unrealized gains (losses) .............          .11        .14       .47       (1.06)      (.25)      .36
                                                           ------------------------------------------------------------------
Total from investment operations ........................          .38        .70      1.05        (.45)       .37      1.00
                                                           ------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.27)      (.56)     (.59)       (.60)      (.62)     (.65)
 Net realized gains .....................................           --         --        --        (.01)      (.05)     (.10)
                                                           ------------------------------------------------------------------
Total distributions .....................................         (.27)      (.56)     (.59)       (.61)      (.67)     (.75)
                                                           ------------------------------------------------------------------
Net asset value, end of period ..........................       $11.33     $11.22    $11.08      $10.62     $11.68    $11.98
                                                           ------------------------------------------------------------------

Total returnb ...........................................         3.51%      6.49%    10.11%      (3.92)%     3.21%     8.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $224,502   $215,649  $210,198    $203,256   $238,670  $216,982
Ratios to average net assets:
 Expenses ...............................................          .72%c      .73%      .73%        .72%       .71%      .72%
 Net investment income ..................................         4.86%c     5.05%     5.32%       5.46%      5.23%     5.39%
Portfolio turnover rate .................................         8.67%      9.94%    11.12%      20.99%      8.67%    10.44%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.29     $11.14    $10.68      $11.74     $12.04    $11.78
                                                           ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .24        .50       .52         .55        .56       .58
 Net realized and unrealized gains (losses) .............          .11        .15       .47       (1.06)      (.25)      .36
                                                           ------------------------------------------------------------------
Total from investment operations ........................          .35        .65       .99        (.51)       .31       .94
                                                           ------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.24)      (.50)     (.53)       (.54)      (.56)     (.58)
 Net realized gains .....................................           --         --        --        (.01)      (.05)     (.10)
                                                           ------------------------------------------------------------------
Total distributions .....................................         (.24)      (.50)     (.53)       (.55)      (.61)     (.68)
                                                           ------------------------------------------------------------------
Net asset value, end of period ..........................       $11.40     $11.29    $11.14      $10.68     $11.74    $12.04
                                                           ------------------------------------------------------------------

Total returnb ...........................................         3.20%      5.96%     9.46%      (4.46)%     2.62%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................       $21,180    $18,462   $14,475     $14,056    $14,895    $9,469
Ratios to average net assets:
 Expenses ...............................................         1.26%c     1.28%     1.28%       1.27%      1.27%     1.29%
 Net investment income ..................................         4.32%c     4.50%     4.77%       4.91%      4.67%     4.80%
Portfolio turnover rate .................................         8.67%      9.94%    11.12%      20.99%      8.67%    10.44%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


58                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.5%
 Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%, 9/01/24 ...... $  2,500,000  $  2,636,075
 Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured, 5.25%,
    8/15/24 ............................................................................................     1,805,00     1,850,883
 Alabama HFA, SFMR,
    Series A-1, GNMA Secured, 6.50%, 4/01/17 ...........................................................    2,600,000     2,660,138
    Series A-2, GNMA Secured, 6.80%, 4/01/25 ...........................................................    1,110,000     1,151,947
    Series D-2, GNMA Secured, 5.75%, 10/01/23 ..........................................................    1,700,000     1,754,672
 Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 ......................................................................    4,500,000     5,037,750
    Refunding, MBIA Insured, 5.50%, 10/01/22 ...........................................................    1,000,000     1,051,130
 Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .................    2,000,000     1,979,240
 Alabaster GO, wts., AMBAC Insured, 5.00%,
    9/01/24 ............................................................................................    3,470,000     3,488,946
    9/01/27 ............................................................................................    2,250,000     2,253,488
 Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ..................................    2,215,000     2,440,841
 Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 ..........................    2,000,000     2,131,180
 Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ...........................................    1,000,000     1,085,350
 Auburn GO, FSA Insured, 5.00%, 1/01/24 ................................................................    1,500,000     1,506,990
 Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ...................    1,000,000       916,520
 Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A, MBIA Insured,
    7.25%, 4/01/15 .....................................................................................    1,000,000     1,006,490
 Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
    Baptist Health System Inc., Refunding,
 MBIA Insured, 5.875%,
    11/15/19 ...........................................................................................    3,500,000     3,801,630
    11/15/26 ...........................................................................................    2,000,000     2,129,960
 Birmingham Southern College Private Educational Building Authority Tuition Revenue, Refunding,
    5.35%, 12/01/19 ....................................................................................    1,000,000     1,023,860
 Birmingham Special Care Facilities Financing Authority Revenue, Health Care, Medical Center East,
    MBIA Insured, 7.00%, 7/01/12 .......................................................................    1,200,000     1,221,948
 Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A, 7.75%, 5/01/09 ..    3,250,000     3,281,070
 Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ......................    4,000,000     4,360,480
 Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 ................................    1,000,000     1,135,110
 Colbert County Health Care Authority Revenue, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 ........    1,505,000     1,530,359
 Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .................................    4,000,000     4,137,560
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%, 1/01/26 .    2,000,000     2,079,000
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 .......    5,000,000     5,154,050
 Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ....................    2,000,000     2,176,760
 Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 .....................................................................................    2,000,000     2,039,360
    Series A, 6.70%, 12/01/24 ..........................................................................    3,500,000     3,631,460
 Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..........................................    1,415,000     1,483,613
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .............................................    1,000,000     1,039,200
 Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ........................................    1,935,000     2,122,153
 Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.125%, 10/01/25 ....................................................................    1,000,000     1,092,690
    AMBAC Insured, 6.25%, 10/01/30 .....................................................................    3,150,000     3,465,441
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ...........................................    2,070,000     2,121,419
 Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
    5.40%, 6/01/22 .....................................................................................    4,000,000     4,088,640
    5.50%, 6/01/27 .....................................................................................    3,820,000     3,906,217
 Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 .......    1,000,000     1,088,770
 Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ...................................    5,000,000     4,961,100
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 ..................................    6,000,000     6,160,860
    wts., ETM, 7.50%, 9/01/13 ..........................................................................      200,000       205,484
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 .......................................................    6,000,000     6,350,700
 Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
    MBIA Insured,
    5.625%, 7/01/21 ....................................................................................    3,000,000     3,216,090
    5.375%, 7/01/29 ....................................................................................    5,000,000     5,175,350

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Madison GO, wts.,
    AMBAC Insured, 5.35%, 2/01/26 ......................................................................  $ 2,410,000   $ 2,483,505
    MBIA Insured, 6.00%, 4/01/23 .......................................................................    2,000,000     2,207,640
    Series B, MBIA Insured, 6.25%, 2/01/15 .............................................................    1,560,000     1,680,370
 Marshall County Health Care Authority Hospital Revenue,
    Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 .........................................   10,810,000    11,201,538
    Series A, 5.75%, 1/01/32 ...........................................................................    2,170,000     2,210,384
 Mobile County Board School Commissioners GO, Capital Outlay Warrants, Series B, AMBAC Insured,
    5.10%, 3/01/22 .....................................................................................    2,265,000     2,307,152
    5.125%, 3/01/31 ....................................................................................    8,230,000     8,474,184
 Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ...............    1,310,000     1,319,314
 Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
    Refunding, AMBAC Insured,
    6.00%, 3/01/26 .....................................................................................    6,000,000     6,477,360
 Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
    Refunding, Connie Lee Insured,
    6.375%, 3/01/24 ....................................................................................    5,750,000     6,210,173
 Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 ......................................    1,500,000     1,514,955
 Muscle Shoals GO, Refunding, wts., MBIA Insured,
     5.80%, 8/01/16 ....................................................................................    1,725,000     1,888,944
     5.90%, 8/01/25 ....................................................................................    7,000,000     7,588,280
     5.50%, 8/01/30 ....................................................................................    2,150,000     2,258,790
 Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .................................      230,000       257,641
 Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .................................................    4,275,000     4,693,181
 Phoenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding,
    Series A, 5.30%, 4/01/27 ...........................................................................    4,500,000     3,749,355
 Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 .............................................      780,000       780,000
 Puerto Rico Commonwealth GO, Public Improvement,
    Refunding, FSA Insured, 5.25%, 7/01/27 .............................................................    2,500,000     2,592,700
    Refunding, FSA Insured, 5.125%, 7/01/30 ............................................................    3,000,000     3,060,600
    Series A, 5.125%, 7/01/31 ..........................................................................    5,000,000     5,033,150
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A, 7.90%,
    7/01/07 ............................................................................................        5,000         5,039
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
    7.875%, 10/01/04 ...................................................................................      145,000       146,009
 Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%, 7/01/26 ...........    5,000,000     5,144,100
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/27 ..................    3,065,000     3,128,446
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA Insured,
    5.00%, 8/01/31 .....................................................................................    2,000,000     2,022,840
 Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 .......................................    2,500,000     2,678,650
 St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured,
    5.85%, 2/01/29 .....................................................................................    4,815,000     5,156,480
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 .....................................................    1,700,000     1,784,830
 Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 ................................    1,135,000     1,155,578
 Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ..............................    2,215,000     2,253,696
 University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 .........................................    1,940,000     2,009,568
 University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 .............    4,395,000     4,693,508
 Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
    5.65%, 11/01/22 ....................................................................................    3,465,000     3,079,484
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ...........................................................................................    1,700,000     1,818,252
    10/01/22 ...........................................................................................    2,300,000     2,329,785
 Warrior River Water Authority Water Revenue, FSA Insured,
    5.40%, 8/01/29 .....................................................................................    4,250,000     4,400,705
    5.50%, 8/01/34 .....................................................................................    4,735,000     4,928,567
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $230,313,467) .......................................................                241,856,727
                                                                                                                       ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 aSHORT TERM INVESTMENTS .3%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
  Weekly VRDN and Put,
  1.07%, 12/01/15 ...................................................................................... $    700,000  $    700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
  AMBAC Insured,
  Weekly VRDN and Put, 1.25%, 7/01/28 ..................................................................      100,000       100,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $800,000) ..........................................................                    800,000
 TOTAL INVESTMENTS (COST $231,113,467) 98.8% ...........................................................                242,656,727
 OTHER ASSETS, LESS LIABILITIES 1.2% ...................................................................                  3,025,105
                                                                                                                       ------------
 NET ASSETS 100.0% .....................................................................................               $245,681,832
                                                                                                                       ------------


See glossary of terms on page 105.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.



                      See notes to financial statements.                      61

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $11.71     $11.54     $10.89      $11.91     $11.87     $11.59
                                                           --------------------------------------------------------------------
Income from investment operations:

 Net investment incomea ................................           .29        .59        .61         .61        .62        .64
 Net realized and unrealized gains (losses) ............           .15        .18        .64       (1.02)       .05        .30
                                                           --------------------------------------------------------------------
Total from investment operations .......................           .44        .77       1.25        (.41)       .67        .94
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income .................................          (.29)      (.60)      (.60)       (.61)      (.62)      (.65)
 Net realized gains ....................................            --         --         --          --e      (.01)      (.01)
                                                           --------------------------------------------------------------------
Total distributions ....................................          (.29)      (.60)      (.60)       (.61)      (.63)      (.66)
                                                           --------------------------------------------------------------------
Net asset value, end of period .........................        $11.86     $11.71     $11.54      $10.89     $11.91     $11.87
                                                           --------------------------------------------------------------------

Total returnb ..........................................          3.84%      6.83%     11.77%      (3.54)%     5.75%      8.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................    $1,628,331 $1,609,946 $1,538,593  $1,509,624 $1,785,720 $1,650,068
Ratios to average net assets:
 Expenses ..............................................           .61%c      .62%       .62%        .62%       .61%       .61%
 Net investment income .................................          4.92%c     5.05%      5.41%       5.37%      5.19%      5.45%
Portfolio turnover rate ................................         13.44%     13.91%     12.05%      26.39%      7.66%      5.60%

CLASS B
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $11.77    $11.58      $10.90      $10.83
                                                           ----------------------------------------------
Income from investment operations:

 Net investment incomea ................................           .26       .52         .55         .05
 Net realized and unrealized gains .....................           .15       .20         .67         .07
                                                           ----------------------------------------------
Total from investment operations .......................           .41       .72        1.22         .12
                                                           ----------------------------------------------
Less distributions from net investment income ..........          (.26)     (.53)       (.54)       (.05)
Net asset value, end of period .........................        $11.92    $11.77      $11.58      $10.90
                                                           ----------------------------------------------

Total returnb ..........................................          3.54%      6.38%     11.42%       1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $43,598    $30,875     $7,412        $304
Ratios to average net assets:
 Expenses ..............................................          1.16%c     1.17%      1.17%       1.17%c
 Net investment income .................................          4.36%c     4.50%      4.81%       5.32%c
Portfolio turnover rate ................................         13.44%     13.91%     12.05%      26.39%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

e The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS C                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.83     $11.65     $10.98      $12.01     $11.96     $11.67
                                                           --------------------------------------------------------------------
Income from investment operations:

 Net investment incomea .................................          .26        .53        .55         .55        .55        .60
 Net realized and unrealized gains (losses) .............          .15        .18        .66       (1.04)       .06        .29
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .41        .71       1.21        (.49)       .61        .89
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.26)      (.53)      (.54)       (.54)      (.55)      (.59)
 Net realized gains .....................................           --         --         --          --d      (.01)      (.01)
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.26)      (.53)      (.54)       (.54)      (.56)      (.60)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $11.98     $11.83     $11.65      $10.98     $12.01     $11.96
                                                           --------------------------------------------------------------------

Total returnb ...........................................         3.52%      6.26%     11.26%      (4.14)%     5.21%      7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $102,237    $90,895    $74,194     $72,135    $82,596    $56,027
Ratios to average net assets:
 Expenses ...............................................         1.16%c     1.17%      1.17%       1.17%      1.17%      1.17%
 Net investment income ..................................         4.37%c     4.51%      4.86%       4.83%      4.63%      4.88%
Portfolio turnover rate .................................        13.44%     13.91%     12.05%      26.39%      7.66%      5.60%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.

d The fund made a capital gain distribution of $.0009.


                       See notes to financial statements.                     63

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 BONDS 92.0%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, MBIA Insured,
     5.80%, 12/01/26 .................................................................................. $10,000,000  $   10,705,600
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .......................................   2,000,000       2,037,180
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%, 10/01/12 ........  10,130,000      11,359,579
 Bay County Water System Revenue, AMBAC Insured, Pre-Refunded, 6.50%, 9/01/07 .........................     525,000         535,500
 Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
    Project, MBIA Insured,
    5.00%, 4/01/26 ....................................................................................   5,000,000       5,007,350
 Brevard County HFA SFMR, Multi-County Program, GNMA Secured, 6.40%, 9/01/30 ..........................   2,105,000       2,209,471
 Brevard County School Board COP,
    AMBAC Insured, 5.00%, 7/01/26 .....................................................................  10,000,000      10,030,100
    Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ................................................   4,415,000       4,993,056
 Broward County Educational Facilities Authority Revenue, Nova Southeastern University Project,
    Refunding, Connie Lee Insured,
    6.125%, 4/01/17 ...................................................................................   2,250,000       2,434,320
 Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding, 5.50%,
    8/15/20 ...........................................................................................   9,360,000      10,025,028
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...................................   3,000,000       2,924,460
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..........................................   1,995,000       2,015,369
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...........................................   5,785,000       5,840,247
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...........................................   1,000,000         970,740
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ............................................   2,000,000       1,931,920
 Broward County HFAR, Series D,
    6.90%, 6/01/09 ....................................................................................     135,000         137,542
    7.375%, 6/01/21 ...................................................................................     485,000         492,033
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project, Series A, MBIA Insured,
    5.750%, 9/01/21 ...................................................................................   5,000,000       5,381,500
    5.625%, 9/01/28 ...................................................................................  10,000,000      10,380,100
 Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ...............................  21,500,000      21,598,040
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ..............................   3,500,000       3,520,860
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ......................................................................   3,520,000       3,778,509
    MBIA Insured, 6.10%, 5/01/16 ......................................................................   2,560,000       2,752,154
    Series A, MBIA Insured, 5.50%, 5/01/18 ............................................................   1,470,000       1,559,508
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured, 6.50%,
    10/01/25 ..........................................................................................   2,680,000       2,735,717
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ...........................   5,000,000       5,133,700
 Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples Project,
    MBIA Insured, 7.15%, 10/01/11 .....................................................................      80,000          80,060
 Crossing at Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B, MBIA Insured,
    5.80%, 5/01/16 ....................................................................................   5,980,000       6,752,975
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 ...........................................................   4,750,000       4,801,728
    Series C, FSA Insured, 5.125%, 10/01/27 ...........................................................   9,550,000       9,665,364
 Dade County HFA, SFMR, Refunding,
    Series D, FSA Insured, 6.95%, 12/15/12 ............................................................      55,000          56,285
    Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ..............................................     185,000         185,174
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%, 2/01/23 ...   5,695,000       5,796,428
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ..............   5,000,000       5,607,750
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.75%, 10/01/22 ...................................................................................   5,000,000       5,339,000
    5.50%, 10/01/25 ...................................................................................  11,500,000      11,821,655
    5.25%, 10/01/26 ...................................................................................  13,000,000      13,245,310
 Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 .............   3,250,000       3,258,060
 Dovera CDD, Special Assessment Revenue,
    7.625%, 5/01/03 ...................................................................................      55,000          55,703
    7.875%, 5/01/12 ...................................................................................     715,000         731,066
 Duval County HFA,
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ........................   1,000,000       1,043,110
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ........................   2,000,000       2,057,460
    SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .................................................      15,000          15,415
 Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ................................   3,000,000       3,134,880

64
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Escambia County Health Facilities Authority Health Facility Revenue,
    Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 .............................................. $ 8,750,000    $  8,268,925
    Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 .................................   3,415,000       3,679,082
    Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ....................................     410,000         429,737
    Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ......................  10,000,000      11,536,200
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
    Series A-2, AMBAC Insured, 5.75%, 11/15/29 ........................................................  25,000,000      26,795,500
 Escambia County HFA, SFMR,
    Multi-County Program, Series A, MBIA Insured, 6.40%, 10/01/30 .....................................   9,640,000      10,116,216
    Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 .....................................   1,165,000       1,206,462
 Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ........................   2,210,000       2,248,432
 First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 ...............   3,700,000       4,188,104
 Florida Board of Education Capital Outlay GO, Public Education, Refunding, Series G,
    FGIC Insured, 5.00%, 6/01/31 ......................................................................  15,000,000       5,012,000
 Florida HFA,
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ........................................................   2,900,000       2,903,132
    SFMR, Series A, 8.60%, 7/01/16 ....................................................................     125,000         125,145
 Florida HFAR,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 .............................................   2,980,000       3,073,721
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .......................................   4,660,000       4,911,547
    MFH, Citrus Meadows Apartments Project, Series Q, 7.65%, 6/20/31 ..................................   4,000,000       4,017,600
    MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .........................................   3,385,000       3,392,549
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ......................................   5,000,000       5,127,200
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ....................................   2,000,000       2,052,960
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ....................................   1,300,000       1,376,557
 Florida HFC Revenue,
    Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ...............................   4,965,000       5,155,060
    Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 .........................................   5,020,000       5,280,990
    Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ........................   1,245,000       1,306,067
    Housing Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ...........................   3,505,000       3,686,068
    Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ...............................   3,000,000       3,229,770
 Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ....................................................................................   1,355,000       1,381,273
 Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ......................   1,500,000       1,612,995
 Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal Program,
    FGIC Insured, 5.50%, 10/01/23 .....................................................................   7,000,000       7,306,460
 Florida State Board of Education Capital Outlay GO, Public Education,
    Refunding, Series D, 5.75%, 6/01/22 ...............................................................  25,900,000      28,301,966
    Refunding, Series D, 6.00%, 6/01/23 ...............................................................  15,000,000      17,498,700
    Series B, Pre-Refunded, 5.875%, 6/01/24 ...........................................................   5,000,000       5,562,500
    Series C, FGIC Insured, 5.75%, 6/01/29 ............................................................   5,000,000       5,371,800
    Series F, FGIC Insured, 5.50%, 6/01/26 ............................................................  10,000,000      10,275,700
 Florida State Board of Education GO,
   bSeries C, MBIA Insured, 5.00%, 6/01/27 ............................................................   5,000,000       5,024,400
    Series F, MBIA Insured, 5.00%, 6/01/28 ............................................................  20,000,000      20,081,000
 Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 .............   7,000,000       7,224,070
 Florida State Board Regent Housing Revenue,
    University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 .....................................   8,650,000       9,296,328
    University of Florida, FGIC Insured, 5.75%, 7/01/25 ...............................................   3,400,000       3,685,022
    University of Florida, FGIC Insured, 5.25%, 7/01/30 ...............................................   2,060,000       2,099,161
 Florida State Community Services Corp. Walton County Water and Sewer Revenue,
    7.00%, 3/01/18 ....................................................................................   2,045,000       2,085,900
    Pre-Refunded, 7.00%, 3/01/18 ......................................................................     505,000         515,100
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project, MBIA
    Insured, 6.00%, 8/01/15 ...........................................................................   6,000,000       6,613,440
 Florida State Department Environmental Protection Preservation Revenue, Florida Forever, Series A, MBIA
    Insured, 5.00%, 7/01/21 ...........................................................................   4,000,000       4,073,400
 Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
    6.25%, 3/01/15 ....................................................................................   2,960,000       3,271,984
 Florida State Department of General Services Division Facilities Management Revenue, Florida Facilities
    Pool, Series B, FSA Insured,  5.50%, 9/01/28 ......................................................  10,000,000      10,419,500


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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 ..................................................................... $ 7,000,000    $  7,289,520
    Exchangeable, Series A, 5.95%, 10/01/13 ...........................................................  13,505,000      14,722,341
    Exchangeable, Series D, 6.10%, 10/01/22 ...........................................................  17,240,000      18,008,904
    Series A, ETM, 6.875%, 10/01/22 ...................................................................   6,000,000       7,804,080
 Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC Insured,
    5.00%, 10/01/26 ...................................................................................   5,000,000       5,027,350
 Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
    Series A, FGIC Insured, 5.50%, 7/01/21 ............................................................   5,000,000       5,162,800
    Series B, 5.00%, 7/01/30 ..........................................................................   3,455,000       3,459,630
 Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 ..............................   7,000,000       7,031,430
 Gainesville Utilities Systems Revenue,
    Series A, 5.20%, 10/01/26 .........................................................................   7,590,000       7,688,215
    Series B, 6.00%, 10/01/17 .........................................................................   3,500,000       3,510,640
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ............   5,160,000       5,464,646
 Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 ...................................................................................   1,240,000       1,292,712
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 ...................................................................................  11,000,000      10,935,430
    Refunding, 5.25%, 11/15/28 ........................................................................   2,750,000       2,651,248
    Series A, 6.00%, 11/15/31 .........................................................................  16,000,000      16,785,120
 Hillsborough County Assessment Revenue, Capacity Assesment Special, FSA Insured, 5.125%,
    3/01/20 ...........................................................................................   1,000,000       1,036,800
 Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
    FGIC Insured, 5.875%, 10/01/23 ....................................................................   5,000,000       5,313,350
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ................   5,000,000       5,180,350
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .................  16,000,000      16,346,720
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ............................   5,300,000       5,477,497
 Hillsborough County School Board COP,
    Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 .....................................   5,000,000       5,220,950
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ......................................   5,000,000       5,135,100
    MBIA Insured, 5.375%, 7/01/26 .....................................................................   8,000,000       8,212,880
    Series B, MBIA Insured, 5.125%, 7/01/26 ...........................................................   5,000,000       5,063,200
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ...............   1,000,000       1,093,350
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
    5.875%, 10/01/25 ..................................................................................   5,000,000       5,356,100
bJacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%,
    10/01/25 ..........................................................................................   4,460,000       4,435,648
    10/01/30 ..........................................................................................  10,000,000       9,984,600
 Jacksonville Electric Authority Revenue, Water and Sewer,
    Series A, 6.125%, 10/01/39 ........................................................................  20,330,000      22,388,006
    Series B, FGIC Insured, 5.40%, 10/01/20 ...........................................................   3,000,000       3,125,250
 Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 1 0/01/32 ..................................................................................  14,000,000      14,032,480
 Jacksonville Health Facilities Authority IDR, National Benevolent-Cypress Village, Series A,
    7.05%, 3/01/24 ....................................................................................     500,000         529,410
    7.10%, 3/01/30 ....................................................................................   1,220,000       1,295,750
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
    6.6 0%, 2/01/21 ...................................................................................   1,750,000       1,788,518
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .......................................   5,000,000       5,043,350
 Jacksonville Transportation Revenue, MBIA Insured,
    5.25%, 10/01/29 ...................................................................................  17,955,000      18,330,978
    5.00%, 10/01/31 ...................................................................................  25,000,000      25,053,250
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 .........................   5,000,000       5,112,300
 Lakeland Hospital System Revenue, Lakeland Regional Health System,
    5.75%, 11/15/27 ...................................................................................   6,925,000       7,143,622
    5.50%, 11/15/32 ...................................................................................  12,070,000      11,998,546
    Series A, MBIA Insured, 5.50%, 11/15/26 ...........................................................  10,000,000      10,436,100
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%, 10/0 1/17 ..   4,500,000       4,944,060
 Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 ...................................  11,405,000      12,373,285
 Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
    MBIA Insured, 5.875%, 4/01/24 .....................................................................  18,000,000      19,352,160
 Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ..............................................................   4,000,000       3,628,960
    Series A, 5.50%, 11/15/21 .........................................................................   7,500,000       6,946,425


66
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 .......................... $ 5,000,000  $    5,319,500
 Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
    5.50%, 7/01/32 ....................................................................................   4,150,000       4,152,781
    Refunding, Series A, 6.125%, 7/01/18 ..............................................................   7,000,000       7,193,060
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .........................   5,575,000       6,437,341
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ..................................   5,000,000       5,011,550
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, 6.00%, 10/01/24 ........     735,000         786,002
 Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 .....................................   6,000,000       6,125,640
 Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ....................   1,795,000       1,817,563
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ...................................   7,000,000       7,021,770
 Miami-Dade County Aviation Revenue, Miami International Airport, FGIC Insured, 5.375%,
    10/01/27 ..........................................................................................   5,000,000       5,118,900
    10/01/32 ..........................................................................................   5,000,000       5,099,150
 Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 ....................................................................................  10,000,000      10,785,500
 Miami-Dade County HFA,
    MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 .........................................   2,015,000       2,046,071
    MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 .........................................     430,000         427,588
    MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 .........................................   1,500,000       1,471,140
 Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 ...................   4,500,000       4,876,560
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 ...........................  10,000,000       9,999,300
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25 .......   6,500,000       7,246,655
 North Broward Hospital District Revenue,
    Improvement, 6.00%, 1/15/31 .......................................................................  25,530,000      26,509,076
    Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ..........................................  10,000,000      10,256,300
    Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ...........................................  19,370,000      20,320,486
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group, 6.00%,
    8/15/16 ...........................................................................................   2,000,000       2,127,340
    8/15/24 ...........................................................................................   1,750,000       1,827,105
 North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ............................   1,500,000       1,535,445
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31, Project 2,
    6.75%, 11/01/07 ...................................................................................     725,000         783,819
    6.625%, 11/01/13 ..................................................................................   1,470,000       1,587,174
 Orange County Health Facilities Authority Revenue,
    Adventist Health System, 6.375%, 11/15/20 .........................................................   3,000,000       3,216,900
    Adventist Health System, 6.25%, 11/15/24 ..........................................................   5,500,000       5,862,285
    Adventist Health System, 6.50%, 11/15/30 ..........................................................  10,750,000      11,570,870
    Adventist Health System, 5.625%, 11/15/32 .........................................................  15,000,000      14,987,850
    Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 .............................................   6,000,000       6,260,520
    MBIA Insured, 6.00%, 11/01/24 .....................................................................     285,000         292,421
    Regional Healthcare System, Series E, 6.00%, 10/01/26 .............................................  12,000,000      12,514,680
 Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .......................   2,200,000       2,262,458
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .............................   5,050,000       5,508,439
 Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ...............................  12,000,000      12,036,600
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 ....................................................................  10,500,000      10,916,850
    AMBAC Insured, 5.50%, 10/01/32 ....................................................................  20,000,000      20,969,800
    Refunding, MBIA Insured, 5.125%, 10/01/20 .........................................................  10,000,000      10,264,400
    Subordinate, AMBAC Insured, 5.125%, 10/01/25 ......................................................   5,500,000       5,585,030
    Subordinate, AMBAC Insured, 5.125%, 10/01/30 ......................................................  10,000,000      10,124,100
 Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 .........................................................   8,000,000       8,025,120
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ..................................................     265,000         318,758
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, 6.00%, 4/01/13 ..............   3,500,000       3,651,515
 Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 .............................................................   3,667,000       3,701,360
    Series C, FSA Insured, 7.60%, 7/01/10 .............................................................     700,000         706,412
 Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ........................................  10,000,000      10,056,000

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ........................ $10,000,000  $   10,023,200
 Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement, AMBAC Insured,
    6.125%, 9/01/07 ...................................................................................     270,000         270,000
    6.25%, 9/01/13 ....................................................................................     685,000         685,000
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ..................   5,000,000       5,431,100
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
    5.90%, 6/01/38 ....................................................................................   1,000,000       1,013,520
 Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ..................   2,245,000       2,269,852
 Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ...........................   3,650,000       3,413,882
 Palm Beach County IDR,
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.55%, 12/01/16 .....................   1,755,000       2,076,955
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, 6.625%, 12/01/26 ....................   4,000,000       4,745,800
    South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .........................................   5,000,000       5,197,400
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ..................................................................................  10,000,000      10,119,600
 Palm Beach County School Board COP,
    Series A, AMBAC Insured, 5.125%, 8/01/24 ..........................................................  15,000,000      15,249,900
    Series A, FGIC Insured, 6.00%, 8/01/22 ............................................................   5,000,000       5,925,050
    Series C, FSA Insured, 5.00%, 8/01/27 .............................................................  10,000,000      10,030,500
 Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
    6/01/27 ...........................................................................................   4,450,000       4,460,680
    6/01/32 ...........................................................................................   2,795,000       2,773,395
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...................................   5,615,000       5,977,336
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
    6.40%, 7/15/23 ....................................................................................     915,000         924,205
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 ...................................................................................  11,500,000      11,430,310
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc., Pre-Refunded,
    7.625%, 12/01/12 ..................................................................................   1,500,000       1,552,515
    7.75%, 12/01/22 ...................................................................................   3,000,000       3,105,930
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ...................   2,350,000       2,592,074
 Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ..................................   1,810,000       1,811,720
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 .........  20,500,000      21,411,020
 Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ................     575,000         643,506
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ............................................................  12,800,000      12,914,560
    Series B, 6.00%, 7/01/39 ..........................................................................   5,000,000       5,943,450
    Series D, 5.375%, 7/01/36 .........................................................................   5,000,000       5,135,950
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ........................  15,000,000      15,271,650
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Cogen Facilities, 6.625%, 6/01/26 ................................................................   6,000,000       6,288,840
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   5,000,000       5,143,750
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
    6.20%, 10/01/14 ...................................................................................  14,350,000      14,698,849
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ................   4,290,000       4,459,412
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...........................   5,250,000       5,655,090
 Sarasota County Utilities System Revenue, FGIC Insured,
    5.75%, 10/01/27 ...................................................................................  18,000,000      19,331,100
    Refunding, Series A, 5.25%, 10/01/25 ..............................................................   9,000,000       9,153,900
 Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ...............   5,000,000       5,489,550
 South Broward Hospital District Revenue,
    5.625%, 5/01/32 ...................................................................................  16,250,000      16,581,663
    5.60%, 5/01/27 ....................................................................................   5,000,000       5,100,150
 South Florida Water Management District Special Obligation, Land Acquisition Bonds,
    AMBAC Insured, 6.00%, 10/01/15 ....................................................................   1,000,000       1,079,910
 St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, Refunding,
    7.50%, 8/01/04 ....................................................................................      65,000          65,000
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 ........  10,000,000      11,192,800
 Sunrise Lakes Recreation District GO, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ..........................................................   4,320,000       4,396,507
    Series A, Pre-Refunded, 6.75%, 8/01/15 ............................................................   3,080,000       3,540,491
    Series A, Pre-Refunded, 6.75%, 8/01/24 ............................................................   6,120,000       7,035,001
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ..........................   2,550,000       2,660,339
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 ........................   3,400,000       3,645,004
 Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project, 6.375%, 12/01/30 .....   2,500,000       2,592,825

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .............................................. $ 2,490,000  $    2,525,856
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded, 6.50%, 12/01/23 .......   7,000,000       7,891,240
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .......................................................  15,000,000      17,578,200
    Series B, FGIC Insured, 5.00%, 10/01/31 ...........................................................  10,000,000      10,021,300
 Tampa Florida Sports Authority Revenue, Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 ..........   5,860,000       5,957,217
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ........................   1,000,000       1,202,030
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ........................   1,715,000       2,055,599
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ........................   2,695,000       3,191,769
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ......................   6,800,000       7,639,936
 Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ...................   1,330,000       1,335,293
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ................   5,000,000       5,047,400
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ......................   6,000,000       6,680,280
 Viera East CDD Revenue, Special Assessment, Series B,
    6.75%, 5/01/14 ....................................................................................     300,000         302,943
    ETM, 6.75%, 5/01/14 ...............................................................................   7,190,000       8,449,544
 Viera East CDD,
    Special Assessment, 8.625%, 5/01/14 ...............................................................  10,640,000      11,059,854
    Special Assessment, Pre-Refunded, 8.50%, 5/01/04 ..................................................     655,000         679,877
    Special Assessment, Refunding, 6.30%, 5/01/26 .....................................................   7,355,000       7,793,505
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 ...........................................  11,295,000      11,465,216
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 .........................  11,340,000      11,623,727
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ....................................     465,000         474,574
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ....................................   4,580,000       4,694,592
    Water and Sewer Revenue, 7.875%, 5/01/03 ..........................................................   1,310,000       1,324,528
    Water and Sewer Revenue, 6.75%, 5/01/09 ...........................................................   2,850,000       2,973,092
 Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ....................  10,000,000      10,205,000
 Volusia County Educational Facility Authority Revenue,
    Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22  2,000,000       2,055,720
    Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ............   5,000,000       5,085,400
    Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%, 10/15/22 ..........     500,000         512,995
 Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ...................   5,000,000       5,244,500
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ..............................   1,925,000       2,145,259
 West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ....................................  10,850,000      11,039,333
 West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ................................   5,000,000       5,166,350
                                                                                                                     --------------
 TOTAL BONDS ..........................................................................................               1,631,817,344
                                                                                                                     --------------
 ZERO COUPON BONDS 6.6%
 Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 .................................   6,865,000       1,091,878
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08 .........   3,670,000       3,006,721
 Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 ...........................   3,425,000         436,722
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured, Pre-Refunded, 8/01/18  17,020,000       6,299,783
 Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ............   3,850,000         506,314
 Florida HFC Revenue,
    Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ..........................   8,845,000       1,352,135
    Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 ............................   2,940,000       1,362,043
    Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 ............................  48,575,000      11,092,587
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ..........................................................................................   9,845,000       2,853,081
    10/01/26 ..........................................................................................   2,500,000         685,125
 Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
    10/01/20 ..........................................................................................   3,090,000       1,283,741
    10/01/21 ..........................................................................................   2,585,000       1,019,188
    10/01/22 ..........................................................................................   3,090,000       1,133,319
    10/01/23 ..........................................................................................   3,060,000       1,052,365
    10/01/24 ..........................................................................................   2,560,000         826,189
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ........................   3,170,000         521,116

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ZERO COUPON BONDS (CONT.)
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ............................  $ 5,770,000  $    3,464,654
 Melbourne Water and Sewer Revenue, Capital Appreciation,
    FGIC Insured, ETM, 10/01/26 ......................................................................    1,500,000         455,805
    Refunding, Series B, FGIC Insured, 10/01/22 ......................................................    1,785,000         629,551
    Refunding, Series B, FGIC Insured, 10/01/26 ......................................................    4,500,000       1,239,120
 Miami-Dade County Special Obligation,
    Sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 ...........................................   22,365,000       6,281,210
    Sub Series B, MBIA Insured, 10/01/36 .............................................................    5,635,000         838,600
    Sub Series C, MBIA Insured, 10/01/28 .............................................................    8,305,000       1,951,260
 Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 ..........    3,740,000         561,000
 Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 .................................    2,380,000         366,995
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 9/01/10 ....................................................................   24,525,000      17,999,388
    Capital Appreciation, ETM, 9/01/10 ...............................................................   25,475,000      18,829,081
    Refunding, Series A, 9/01/02 .....................................................................   10,575,000      10,575,000
    Refunding, Series A, 9/01/03 .....................................................................    9,075,000       8,926,986
    Refunding, Series A, 9/01/04 .....................................................................    3,550,000       3,414,247
 Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 .............................................   20,000,000       4,272,000
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 .........................................................................................    1,365,000       1,058,174
    11/01/12 .........................................................................................    1,780,000       1,185,800
    11/01/16 .........................................................................................    2,180,000       1,231,263
                                                                                                                     --------------
 TOTAL ZERO COUPON BONDS .............................................................................                  117,802,441
                                                                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,636,192,719) ...................................................                1,749,619,785
                                                                                                                     --------------
a SHORT TERM INVESTMENTS 1.1%
 Jacksonville Educational Facilities Revenue, Jacksonville University Project, Weekly VRDN and Put,
    1.35%, 10/01/22 ..................................................................................      510,000         510,000
 Orange County School Board COP, Series B,
    Daily VRDN and Put, 1.85%, 8/01/25 ...............................................................    5,100,000       5,100,000
    MBIA Insured, Daily VRDN and Put, 1.85%, 8/01/27 .................................................   11,250,000      11,250,000
 Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 1.85%, 12/01/15 ...............................................    2,600,000       2,600,000
                                                                                                                     --------------
 TOTAL SHORT TERM INVESTMENTS (COST $19,460,000) .....................................................                   19,460,000
                                                                                                                     --------------
 TOTAL INVESTMENTS (COST $1,655,652,719) 99.7% .......................................................                1,769,079,785
 OTHER ASSETS, LESS LIABILITIES .3% ..................................................................                    5,086,019
                                                                                                                     --------------
 NET ASSETS 100.0% ...................................................................................               $1,774,165,804
                                                                                                                     --------------


See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

70                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS C                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.86     $11.73     $11.03      $12.07     $12.12     $11.86
                                                           --------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .................................          .28        .57        .59         .59        .61        .63
 Net realized and unrealized gains (losses) .............          .06        .14        .70       (1.03)       .01        .27
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .34        .71       1.29        (.44)       .62        .90
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.28)      (.58)      (.59)       (.60)      (.61)      (.64)
 Net realized gains .....................................           --         --         --          --d      (.06)        --
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.28)      (.58)      (.59)       (.60)      (.67)      (.64)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $11.92     $11.86     $11.73      $11.03     $12.07     $12.12
                                                           --------------------------------------------------------------------

Total returnb ...........................................         2.95%      6.15%     11.93%      (3.71)%     5.22%      7.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $170,396   $169,489   $163,352    $151,670   $164,669   $149,642
Ratios to average net assets:
 Expenses ...............................................          .74%c      .75%       .76%        .75%       .76%       .76%
 Net investment income ..................................         4.78%c     4.83%      5.15%       5.14%      5.00%      5.28%
Portfolio turnover rate .................................         6.05%     19.66%     18.67%      46.90%     12.84%     14.77%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.94     $11.81     $11.10      $12.15     $12.19     $11.92
                                                           --------------------------------------------------------------------
Income from investment operations:
 Net investment incomea .................................          .25        .51        .53         .53        .54        .57
 Net realized and unrealized gains (losses) .............          .07        .13        .71       (1.05)       .02        .27
                                                           --------------------------------------------------------------------
Total from investment operations ........................          .32        .64       1.24        (.52)       .56        .84
                                                           --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.25)      (.51)      (.53)       (.53)      (.54)      (.57)
 Net realized gains .....................................           --         --         --          --d      (.06)        --
                                                           --------------------------------------------------------------------
Total distributions .....................................         (.25)      (.51)      (.53)       (.53)      (.60)      (.57)
                                                           --------------------------------------------------------------------
Net asset value, end of period ..........................       $12.01     $11.94     $11.81      $11.10     $12.15     $12.19
                                                           --------------------------------------------------------------------

Total returnb ...........................................         2.74%     5.52%      11.36%      (4.32)%     4.70%      7.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $29,450    $24,672    $16,780     $14,811    $17,277     $9,107
Ratios to average net assets:
 Expenses ...............................................         1.28%c     1.30%      1.31%       1.30%      1.31%      1.32%
 Net investment income ..................................         4.24%c     4.29%      4.60%       4.58%      4.45%      4.72%
Portfolio turnover rate .................................         6.05%     19.66%     18.67%      46.90%     12.84%     14.77%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

d The fund made a capital gain distribution of $.002.



                      See notes to financial statements.                      71

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.1%
Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ................................................  $ 5,000,000  $    5,242,600
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 ................................................    5,000,000       5,257,300
    Series B, AMBAC Insured, 6.00%, 1/01/21 ..........................................................      575,000         609,000
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 ............................................      525,000         583,564
 Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ..............    1,500,000       1,615,815
 Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA Insured,
    5.125%, 1/01/23 ..................................................................................    4,150,000       4,345,590
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    6.25%, 10/01/16 ..................................................................................    2,000,000       2,047,240
 Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 ................................................    2,000,000       2,237,740
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
    6.375%, 3/01/23 ..................................................................................    1,480,000       1,517,932
 Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 .....................................................    1,700,000       1,794,435
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 .................................................    1,040,000       1,104,511
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ................................................    1,560,000       1,628,141
 Atlanta Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/29 .......................      905,000         906,828
 Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .......................................    3,000,000       2,995,260
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 ..................................................................................    2,500,000       1,966,575
    5.375%, 12/01/28 .................................................................................    2,000,000       1,537,540
 Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 .................................................    1,000,000       1,023,620
 Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project, Refunding,
    5.55%, 3/01/26 ...................................................................................    4,000,000       3,320,040
 Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ....................       10,000          10,179
 Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%, 8/01/23 .....    3,500,000       3,851,190
 Clayton County Housing Authority MFHR,
    Southlake Cove Project A, GNMA Collateral, 5.60%, 12/20/24 .......................................    2,000,000       2,104,600
    Vineyard Pointe, Series A, GMNA Secured, 5.50%, 10/20/32 .........................................    1,485,000       1,528,644
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ...................      995,000       1,023,188
 Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM, 7.75%, 2/01/07 ......       70,000          78,434
 College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 .................    2,000,000       2,188,580
 Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ............................    2,000,000       2,008,500
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 .......................    1,000,000       1,093,550
 De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA  Insured, 5.40%, 2/20/29 .    2,000,000       2,051,200
 De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ............................................    5,000,000       5,059,500
 Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 .....................    3,000,000       3,015,870
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA Insured,
    6.50%, 7/01/24 ...................................................................................      910,000         925,961
 Forsyth County GO, 5.75%, 2/01/19 ...................................................................    1,500,000       1,646,460
 Fulton County Building Authority Revenue,
    Human Resources and Government Facilities Program, 7.10%, 1/01/15 ................................      750,000         759,293
    Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ....................................    1,000,000       1,015,810
 Fulton County Development Authority Revenue, Georgia Tech Foundation,
    Funding, Series A, 5.00%, 11/01/31 ...............................................................    3,000,000       3,006,630
    Sac II Project, Series A, 5.25%, 11/01/30 ........................................................    5,000,000       5,112,700
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
    5.45%, 5/01/23 ...................................................................................    1,000,000         620,560
 Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates, Northeast Health
    System Inc. Project, Refunding, 5.50%, 5/15/31 ...................................................    2,500,000       2,503,200
 Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured, 5.25%, 12/01/26 ..    2,000,000       2,051,040
 Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ...................................................................................      955,000       1,187,313
    Pre-Refunded, 6.60%, 1/01/18 .....................................................................       45,000          56,582
 Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured, 5.00%, 6/01/24 ..    1,000,000       1,007,580
 Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing Corp.
    Project, Series A, 6.00%, 6/01/24 ................................................................    2,550,000       2,587,511
 Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ....................................    1,900,000       1,933,839
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 .....................................      305,000         312,079
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ...........................    1,000,000       1,174,540
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 .........................    1,000,000       1,044,810
    SF, Sub. Series C-2, 5.95%, 12/01/31 .............................................................    4,910,000       5,087,938
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ...................................................      965,000         996,855
    SFM, Sub. Series B-2, 5.85%, 12/01/28 ............................................................    2,750,000       2,843,968


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett Hospital Systems Inc.
    Project, Series B, MBIA Insured, 5.30%, 9/01/27 ................................................... $ 3,750,000  $    3,750,000
 Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 ....................................   2,795,000       2,886,424
 Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding, AMBAC Insured,
    6.00%, 7/01/29 ....................................................................................   5,000,000       5,497,450
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,  6.00%, 10/01/23 .........   3,300,000       3,845,358
 Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ..................................................   1,800,000       1,956,096
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ..................................................   1,100,000       1,183,534
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ..................................................   1,000,000       1,083,410
    Series B, FSA Insured, 5.75%, 9/01/14 .............................................................     800,000         869,376
 Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
 Regional Healthcare System, MBIA Insured, 5.50%, 8/01/25 .............................................   6,000,000       6,270,180
 Meriwether County PFAR, Meriwether County Schools Project,
 MBIA Insured, 5.85%, 10/01/26 ........................................................................   1,000,000       1,073,180
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A, MBIA Insured, Pre-Refunded,
    6.90%, 7/01/20 ....................................................................................   5,930,000       6,609,519
 Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding, Series A,
    6.80%, 1/01/12 .....................................................................................  1,500,000       1,807,170
 Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC Insured,
    6.10%, 2/01/24 ....................................................................................   4,500,000       4,975,335
 Private Colleges and Universities Authority Revenue,
    Emory University Project, Series A, 5.50%, 11/01/25 ...............................................  10,000,000      10,467,100
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 ...................................   2,500,000       2,526,875
    Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ..............................   2,000,000       2,033,660
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ..........................   2,000,000       2,045,380
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      10,000          10,078
    7.50%, 7/01/09 ....................................................................................       5,000           5,037
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ...............................................................   1,000,000       1,063,400
    Series T, 6.00%, 7/01/16 ..........................................................................   1,000,000       1,100,030
 Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co. Project,
    5.80%, 12/01/20 ...................................................................................   1,500,000       1,518,390
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 ...................................................................................   5,000,000       5,139,700
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded, 6.20%, 7/01/23 .....   2,000,000       2,118,900
 Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 ...............   4,600,000       4,635,144
 St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 .....................     500,000         500,860
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 ...........................................     700,000         701,281
 Suwanee GO, MBIA Insured, 5.25%, 1/01/32 .............................................................   3,000,000       3,055,110
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .............................   1,550,000       1,579,745
 Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical Center
    Project, AMBAC Insured, 5.25%, 10/01/27 ...........................................................   3,000,000       3,055,380
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ...................................................................................     850,000         909,330
    5.50%, 10/01/22 ...................................................................................   1,200,000       1,215,540
    5.625%, 10/01/25 ..................................................................................   1,530,000       1,557,218
 Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured, Pre-Refunded,
    7.00%, 10/01/10 ...................................................................................   1,500,000       1,521,165
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
    6.00%, 2/01/21 ....................................................................................     750,000         820,972

 Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%, 3/01/25 ......   3,000,000       3,058,170
                                                                                                                     --------------
 TOTAL LONG TERM INVESTMENTS (COST $183,000,477) ......................................................                 192,067,332
                                                                                                                     --------------

 FRANKLIN TAX-FREE TRUST
 STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 2.8%
 Appling County Development Authority PCR, Georgia Power Co. Plant Hatch Project, Daily VRDN and Put,
     1.95%, 9/01/29 ................................................................................... $   400,000    $    400,000
 Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding, Daily VRDN
     and Weekly Put,
     1.32%, 10/01/16 ..................................................................................   1,400,000       1,400,000
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.85%, 11/01/41 .....   1,000,000       1,000,000
 Bartow County Development Authority PCR, Georgia Power Co. Bowen, First Series, Daily VRDN and Put,
     1.95%, 6/01/23 ...................................................................................     100,000         100,000
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st Series, Daily VRDN and Put,
     1.95%, 4/01/32 ...................................................................................     200,000         200,000
 Georgia Municipal Electric Authority Revenue, Project One-C, Weekly VRDN and Put, 1.25%, 1/01/20 .....     500,000         500,000
 Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 1.85%, 11/01/15 ............................     700,000         700,000
 Monroe County Development Authority PCR, Georgia Power Co., Plant Scherer, Daily VRDN and Put,
     1.95%, 9/01/29 ...................................................................................     300,000         300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A, AMBAC
    Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ......................................................   1,000,000       1,000,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,600,000) .......................................................                   5,600,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $188,600,477) 98.9% ..........................................................                 197,667,332

 OTHER ASSETS, LESS LIABILITIES 1.1% ..................................................................                   2,178,987
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $199,846,319
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


74                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.13     $11.03     $10.42      $11.47     $11.45     $11.05
                                                              -----------------------------------------------------------------
Income from investment operations:

 Net investment incomea ...................................        .26        .55        .57         .58        .59        .61
 Net realized and unrealized gains (losses) ...............        .16        .10        .61       (1.04)       .03        .40
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .42        .65       1.18        (.46)       .62       1.01
                                                              -----------------------------------------------------------------
Less distributions from net investment income .............       (.27)      (.55)      (.57)       (.59)      (.60)      (.61)
                                                              -----------------------------------------------------------------
Net asset value, end of period ............................     $11.28     $11.13     $11.03      $10.42     $11.47     $11.45
                                                              -----------------------------------------------------------------
Total returnb .............................................       3.80%      6.08%     11.65%      (4.13)%     5.51%      9.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................   $104,925    $96,299    $76,369     $63,964    $64,516    $54,211
Ratios to average net assets:
 Expenses .................................................        .60%c      .52%       .45%        .45%       .42%       .35%
 Expenses excluding waiver and payments by affiliates .....        .80%c      .82%       .82%        .81%       .81%       .81%
 Net investment income ....................................       4.73%c     4.96%      5.34%       5.31%      5.12%      5.40%
Portfolio turnover rate ...................................       5.49%      6.07%     12.80%      16.31%     10.49%     26.61%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


                      See notes to financial statements.                      75

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.4%
 BONDS 94.3%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ..................................... $   700,000    $    714,077
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ...............................   1,000,000       1,012,360
 Boone County GO, Public Project, 5.00%,
    4/01/20 ...........................................................................................   1,310,000       1,351,186
    4/01/21 ...........................................................................................   1,000,000       1,023,650
 Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A,
    6.50%, 11/15/22 ...................................................................................     710,000         726,053
 Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
    12/01/22 ..........................................................................................   1,200,000       1,225,800
    12/01/27 ..........................................................................................   2,000,000       2,020,420
 Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 .............................   1,140,000       1,239,180
 Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue, Series A,
    FSA Insured, 5.00%,
    8/01/19 ...........................................................................................   1,500,000       1,563,000
    8/01/24 ...........................................................................................   2,000,000       2,021,720
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ............   1,000,000       1,042,720
 Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
    5.125%, 8/01/20 ...................................................................................   1,015,000       1,055,326
 Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ............................................   1,500,000       1,638,015
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ...............................................      35,000          36,245
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
    Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 .................................   2,000,000       2,053,460
 Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ....................................................................................   2,500,000       2,693,300
    Series A, AMBAC Insured, 5.25%, 4/01/20 ...........................................................   2,160,000       2,279,383
 Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .................................   1,000,000       1,003,740
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding,
    Series A, MBIA Insured, 6.10%, 1/01/24 ............................................................   1,805,000       1,810,469
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ............................................     400,000         415,680
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 ................................     225,000         230,337
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%, 5/01/26 ......   1,000,000       1,058,780

 Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ..................   1,500,000       1,631,655
 Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured, 5.00%, 1/01/31 .....   2,620,000       2,630,428
 Harlan County Justice Center GO, First Judicial Center Project, AMBAC Insured, 5.00%, 3/01/25 ........   1,330,000       1,344,018
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .............   2,035,000       1,976,473
 Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured, 6.625%, 11/15/11 .......     125,000         127,469
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, 6.50%, 5/01/15 .....................................................................     750,000         790,230
    AMBAC Insured, 6.55%, 5/01/22 .....................................................................     720,000         758,858
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ..........................................................   1,000,000       1,067,480
 Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ...............................................     450,000         471,929
 Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
    5.25%, 7/01/18 ....................................................................................   1,500,000       1,590,855
 Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ...............   2,500,000       2,617,725
 Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 ........   1,230,000       1,318,363
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .........................     445,000         400,803
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ........................     325,000         277,609
    Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .........................     445,000         387,599
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
    City of Ewing, Series C, 6.00%, 6/01/30 ...........................................................   1,285,000       1,355,624
    City of Ewing, Series E, 5.70%, 6/01/22 ...........................................................   1,000,000       1,078,970
    Ewing Acquisition, 6.00%, 6/01/30 .................................................................   2,000,000       2,102,140
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center, Refunding and
    Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ..............................................     750,000         752,985
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth Medical
    Center Project, Series A,  FGIC Insured, 6.00%, 12/01/22 ..........................................     625,000         667,694
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional Health
    Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ......................................   2,000,000       1,759,220

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital Corp.,
    Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 ................................. $   500,000    $    518,215
 Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, 5.00%, 12/01/18 ..............................................   2,000,000       1,986,660
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 ..............................................................     345,000         359,311
    Series B, 6.25%, 7/01/28 ..........................................................................   1,210,000       1,259,017
    Series C, FHA Insured, 6.40%, 1/01/17 .............................................................     775,000         808,186
 Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ....................     500,000         567,180
    Series A, 5.00%, 6/01/19 ..........................................................................   1,140,000       1,175,739
    Series A, 5.00%, 6/01/20 ..........................................................................   1,250,000       1,283,750
    Series A, 5.00%, 6/01/21 ..........................................................................   1,190,000       1,210,992
 Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program,
    Series A, 5.00%, 2/01/26 ..........................................................................   1,055,000       1,056,646
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ......................................................     700,000         773,619
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 ............................................   3,540,000       3,755,409
    Project No. 64, MBIA Insured, 5.50%, 5/01/17 ......................................................   1,535,000       1,656,158
    Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 ..................................   2,300,000       2,349,634
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library Project,
    MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 ..................................................................................     500,000         562,675
    6.75%, 11/01/24 ...................................................................................     750,000         845,993
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .......................................................     300,000         338,970
    FGIC Insured, 5.00%, 5/15/30 ......................................................................   2,750,000       2,763,750
 Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 ......................................................................   2,000,000       2,103,460
    Refunding, FSA Insured, 5.25%, 11/15/24 ...........................................................   2,500,000       2,565,075
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
    6.40%, 11/01/07 ...................................................................................     500,000         553,155
 Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .....................................   1,500,000       1,514,265
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ......................   1,270,000       1,296,365
 Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
    Series A, 6.50%, 3/01/19 ..........................................................................   1,050,000       1,083,485
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ......................................................................     430,000         474,797
    Public Improvement, Series A, 5.125%, 7/01/31 .....................................................   5,000,000       5,033,150
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing Authority Revenue,
    Special Facilities,
 American Airlines Project, Series A, 6.45%, 12/01/25 .................................................   1,480,000       1,086,512
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 .................   1,450,000       1,468,763
 Russell Health System Revenue,
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..............................................     800,000         899,496
    Pre-Refunded, 8.10%, 7/01/15 ......................................................................     165,000         194,888
    Pre-Refunded, 8.10%, 7/01/15 ......................................................................     145,000         176,755
 University of Kentucky University Revenue, Construction of Educational Buildings, Series Q, FGIC Insured,
    5.00%, 5/01/18 ....................................................................................   1,785,000       1,852,687
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 .............   2,000,000       2,035,580
                                                                                                                       ------------
 TOTAL BONDS ..........................................................................................                  98,933,365
                                                                                                                       ------------
 ZERO COUPON BONDS 1.1%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    MBIA Insured, Series C, zero cpn to 10/01/05, 6.15% thereafter, 10/01/24 ...........................    405,000         361,676
    Series C, MBIA Insured, zero cpn to 10/01/05, 6.15% thereafter, 10/01/25 ...........................    935,000         835,815
                                                                                                                       ------------
 TOTAL ZERO COUPON BONDS ...............................................................................                  1,197,491
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $96,345,572) ........................................................                100,130,856
                                                                                                                       ------------

                                                                              77

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                       AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.8%
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,
   Ewing Acquisition Project, Weekly VRDN and Put, 1.45%, 6/01/33 ....................................... $   100,000   $   100,000
 Puerto Rico Commonwealth Government Development Bank
   Revenue, Refunding, MBIA Insured, Weekly VRDN and Put, 1.07%, 12/01/15 ...............................   1,100,000     1,100,000
 Puerto Rico Commonwealth Highway and Transportation
   Authority Transportation Revenue, Series A, AMBAC Insured, Weekly VRDN and Put,
   1.25%, 7/01/28 .......................................................................................     700,000       700,000
                                                                                                                       ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) .......................................................                   1,900,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $98,245,572) 97.2% ...........................................................                 102,030,856

 OTHER ASSETS, LESS LIABILITIES 2.8% ..................................................................                   2,894,143
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $104,924,999
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


78                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.38     $11.22     $10.55      $11.59     $11.61     $11.32
                                                              -----------------------------------------------------------------
Income from investment operations:

 Net investment incomea ....................................       .29        .56        .58         .58        .60        .63
 Net realized and unrealized gains (losses) ................       .10        .16        .67       (1.03)      (.01)       .30
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .39        .72       1.25        (.45)       .59        .93
                                                              -----------------------------------------------------------------
Less distributions from net investment income ..............      (.28)      (.56)      (.58)       (.59)      (.61)      (.64)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $11.49     $11.38     $11.22      $10.55     $11.59     $11.61
                                                              -----------------------------------------------------------------

Total returnb ..............................................      3.47%      6.73%     12.05%      (3.93)%     5.23%      8.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $175,125   $167,909   $154,750    $144,299   $158,099   $134,922
Ratios to average net assets:
 Expenses ..................................................       .73%c      .74%       .74%        .74%       .75%       .76%
 Net investment income (loss) ..............................      4.88%c     4.99%      5.32%       5.29%      5.14%      5.50%
Portfolio turnover rate ....................................      4.60%     10.05%      8.63%      27.31%     14.99%     15.26%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.47     $11.29     $10.62      $11.66     $11.68     $11.37
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .25        .51        .52         .53        .54        .57
 Net realized and unrealized gains (losses) ................       .10        .17        .67       (1.04)      (.01)       .32
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .35        .68       1.19        (.51)       .53        .89
                                                              -----------------------------------------------------------------
Less distributions from net investment income ..............      (.24)      (.50)      (.52)       (.53)     (.55)       (.58)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $11.58     $11.47     $11.29      $10.62    $11.66      $11.68
                                                              -----------------------------------------------------------------

Total returnb ..............................................      3.15%      6.18%     11.46%      (4.45)%    4.61%       8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $18,535    $16,047    $12,424     $10,730     $9,982     $4,469
Ratios to average net assets:
 Expenses ..................................................      1.27%c     1.29%      1.29%       1.29%      1.31%      1.32%
 Net investment income .....................................      4.32%c     4.44%      4.77%       4.74%      4.58%      4.95%
Portfolio turnover rate ....................................      4.60%     10.05%      8.63%      27.31%     14.99%     15.26%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                         See notes to financial statements.                   79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.9%
 BONDS 98.5%
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ..................................................................... $ 1,145,000     $ 1,179,991
    Refunding, FGIC Insured, 5.00%, 12/01/21 ..........................................................   1,875,000       1,903,969
    Refunding, FGIC Insured, 5.00%, 12/01/22 ..........................................................   1,515,000       1,529,150
 Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ..............................   1,900,000       1,963,555
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.875%, 11/01/12 ......     365,000         376,428
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 .................     225,000         234,522
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNesse Student Housing Project,
    MBIA Insured, 5.25%,
    5/01/21 ...........................................................................................   1,505,000       1,562,642
    5/01/33 ...........................................................................................   2,500,000       2,541,475
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    7.70%, 11/01/18 ...................................................................................   1,500,000       1,604,145
    5.65%, 12/01/21 ...................................................................................   1,000,000         972,490
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%, 9/01/29 ......  11,500,000      12,455,995
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured, ETM,
    7.20%, 8/01/10 ....................................................................................   1,380,000       1,724,503
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
    6.10%, 10/01/29                                                                                         870,000         904,783
 East Baton Rouge Parish PCR, Georgia-Pacific Corp. Project, Refunding, 5.50%, 4/01/09 ................   2,000,000       1,980,380
 East Baton Rouge Parish Sales and Use Tax Revenue,
    Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 .......................................   1,000,000       1,028,570
    Series ST, FGIC Insured, 5.90%, 2/01/18 ...........................................................     750,000         803,843
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/01/03 ...............     500,000         512,080
 Jefferson Sales Tax District Special Sales Tax Revenue,
    Refunding, FSA Insured, 5.00%, 12/01/22 ...........................................................   3,000,000       3,025,140
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ..................................................   4,195,000       4,303,944
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 .......................      30,000          37,778
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...................................      85,000          99,906
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental Petroleum Corp., Refunding,
    7.20%, 12/01/20 ...................................................................................   3,000,000       3,076,200
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ..............................................   2,795,000       2,800,199
    MF, Westview Project, 7.80%, 4/01/30 ..............................................................     750,000         765,615
    SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 .....................................................   1,815,000       1,863,061
 Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp. Garage
    Project, Series A, AMBAC Insured, 5.375%,
    10/01/26 ..........................................................................................   2,000,000       2,064,400
    10/01/31 ..........................................................................................   2,000,000       2,049,680
 Louisiana Local Government Environmental Facilities CDAR,
    Delgado Community College Foundation Project, MBIA Insured, 6.00%, 10/01/29 .......................   1,000,000       1,100,720
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ...................................   2,215,000       2,251,880
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A, MBIA
    Insured, 6.375%, 1/01/30 ..........................................................................   4,265,000       4,603,428
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ...................................   3,750,000       3,835,013
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ...........................................   5,000,000       3,554,650
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 ................................................   6,000,000       5,897,640
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project, FSA Insured,
    5.65%, 6/15/11 ....................................................................................   1,230,000       1,330,368
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22 ..................     930,000         950,627
    Centenary College Project, Refunding, 5.75%, 2/01/29 ..............................................   7,300,000       7,333,361
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ..............................   1,500,000       1,551,510
    Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ...............................   1,540,000       1,580,517
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ..............................................   1,200,000       1,232,748
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 .............................   1,900,000       1,986,393
   bOchsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 .......................................   3,500,000       3,524,675
    SFM Purchase, Series C, 8.45%, 12/01/12 ...........................................................     363,206         370,692
    Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ..............................................     955,000         981,291
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 .................................................   5,500,000       6,043,840
    Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 ............................   3,000,000       3,030,930
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ...................   1,000,000       1,053,730
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ...................   6,015,000       6,113,405


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ................... $ 5,000,000     $ 5,003,450
 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 .....................................................................   2,500,000       2,543,925
    Series A, MBIA Insured, 5.375%, 3/01/19 ...........................................................   3,000,000       3,165,300
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 ...............................   1,000,000       1,016,140
    Series E, 7.60%, 9/01/10 ..........................................................................     480,000         489,547
 Louisiana State University Agricultural and Mechanical College University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 ...........................................................   1,500,000       1,555,755
 Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 ..........................................   1,050,000       1,076,765
 Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 .......................................   1,535,000       1,581,280
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 .....................................................   1,000,000       1,029,610
    Public Improvement, FGIC Insured, 5.25%, 12/01/21 .................................................   1,295,000       1,346,917
    Public Improvement, FGIC Insured, 5.125%, 12/01/26 ................................................   2,000,000       2,021,100
    Refunding, MBIA Insured, 5.125%, 9/01/21 ..........................................................   2,000,000       2,055,880
 Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ...........................     805,000         892,222
 Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 ......   1,000,000       1,047,160
 Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 .............................   1,950,000       2,004,347
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center, Refunding,
    FSA Insured, 5.75%, 5/15/21 .......................................................................   2,500,000       2,691,050
 Ouachita Parish La West Ouachita Parish School District Sales and Use Tax, FGIC Insured,
    5.75%, 9/01/24 ....................................................................................   1,410,000       1,512,451
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 5.75%, 7/01/26 ........................   4,500,000       5,254,380
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      55,000          55,429
    7.75%, 7/01/08 ....................................................................................      40,000          40,304
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured, ETM,
    7.25%, 8/01/10 ....................................................................................   1,065,000       1,252,270
 Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%, 10/01/16 .   1,000,000       1,052,860
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 ..........................   3,500,000       3,700,480
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%, 9/01/10 .........     435,000         557,096
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ...............   1,500,000       1,573,890
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 .................     121,265         121,769
 St. Charles Parish PCR,
    Louisiana Power and Light Co. Project, 7.50%, 6/01/21 .............................................   2,500,000       2,545,925
    Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 ............................................   2,750,000       2,786,465
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ....................................................................................   1,500,000       1,524,060
    Series A, 7.00%, 12/01/22 .........................................................................     750,000         768,960
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .........................   2,500,000       2,561,550
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ...........................................................................................     105,000         122,165
    7/01/11 ...........................................................................................      50,000          63,716
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
    MBIA Insured, 5.65%, 9/01/26 ......................................................................   3,080,000       3,241,330
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured, 6.25%, 2/01/24 .   5,500,000       5,916,350
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 ............................   3,000,000       2,750,460
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
    MBIA Insured, 6.25%, 9/01/29 ......................................................................   1,200,000       1,337,710
 University System Board of Supervisors Revenue, Northwestern State University Wellness, AMBAC Insured,
    5.10%, 4/01/24 ....................................................................................   1,000,000       1,009,640
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..............   3,000,000       3,111,000
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ...........................   6,500,000       6,670,105
                                                                                                                       ------------
 TOTAL BONDS ..........................................................................................                 190,742,675
                                                                                                                       ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured, 12/01/11 ......................   5,000,000       2,750,700
                                                                                                                       ------------
 TOTAL LONG TERM INVESTMENTS (COST $185,457,567) ......................................................                 193,493,375
                                                                                                                       ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                           PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aShort Term Investments (Cost $300,000) .2%
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
   First Stage, ACES, Refunding, Daily VRDN and Put, 1.85%, 9/01/06 ................................... $   300,000    $    300,000
                                                                                                                       ------------
 TOTAL INVESTMENTS (COST $185,757,567) 100.1% .........................................................                 193,793,375
 OTHER ASSETS, LESS LIABILITIES (.1)% .................................................................                    (133,202)
                                                                                                                       ------------
 NET ASSETS 100.0% ....................................................................................                $193,660,173
                                                                                                                       ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


82                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.52     $11.36     $10.63      $11.66     $11.64     $11.33
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................        .27        .55        .57         .56        .58        .59
 Net realized and unrealized gains (losses) ...............        .17        .17        .72       (1.00)       .06        .32
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .44        .72       1.29        (.44)       .64        .91
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income ....................................       (.27)      (.56)      (.56)       (.56)      (.58)      (.60)
                                                              -----------------------------------------------------------------
 Net realized gains .......................................         --         --         --        (.03)      (.04)        --
                                                              -----------------------------------------------------------------
Total distributions .......................................       (.27)      (.56)      (.56)       (.59)      (.62)      (.60)
Net asset value, end of period ............................     $11.69     $11.52     $11.36      $10.63     $11.66     $11.64
                                                              -----------------------------------------------------------------

Total returnb .............................................       3.92%      6.44%     12.44%      (3.86)%     5.64%      8.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................   $304,065   $281,141   $248,964    $221,176   $253,014   $213,005
Ratios to average net assets:
 Expenses .................................................        .70%c      .72%       .73%        .72%       .74%       .74%
 Net investment income ....................................       4.69%c     4.81%      5.16%       5.07%      4.91%      5.20%
Portfolio turnover rate ...................................       1.57%      6.39%     13.01%      11.78%      6.02%      3.19%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $11.63     $11.46     $10.72      $11.75     $11.72     $11.40
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ...................................        .24        .49        .51         .51        .51        .54
 Net realized and unrealized gains (losses) ...............        .18        .17        .73       (1.01)       .07        .31
                                                              -----------------------------------------------------------------
Total from investment operations ..........................        .42        .66       1.24        (.50)       .58        .85
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income ....................................       (.24)      (.49)      (.50)       (.50)      (.51)      (.53)
 Net realized gains .......................................         --         --         --        (.03)      (.04)        --
                                                              -----------------------------------------------------------------
Total distributions .......................................       (.24)      (.49)      (.50)       (.53)      (.55)      (.53)
                                                              -----------------------------------------------------------------
Net asset value, end of period ............................     $11.81     $11.63     $11.46      $10.72     $11.75     $11.72
                                                              -----------------------------------------------------------------

Total returnb .............................................       3.68%     5.88%      11.83%      (4.37)%     5.11%      7.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................    $42,382    $33,257    $22,547     $17,298    $16,826    $10,515
Ratios to average net assets:
 Expenses .................................................       1.24%c     1.27%      1.28%       1.27%      1.29%      1.30%
 Net investment income ....................................       4.15%c     4.26%      4.61%       4.53%      4.35%      4.63%
Portfolio turnover rate ...................................       1.57%      6.39%     13.01%      11.78%      6.02%      3.19%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                      See notes to financial statements.                      83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 97.6%
 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 .............. $ 1,650,000  $  1,692,801
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ...........   9,500,000     9,836,300
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ......................   4,250,000     4,629,695
 Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ............................   1,000,000     1,010,070
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A, MBIA Insured,
    7.00%, 7/01/16 ....................................................................................   1,000,000     1,055,120
    7.125%, 1/01/27 ...................................................................................   3,000,000     3,153,510
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
    7.00%, 8/01/11 ....................................................................................   3,225,000     3,358,128
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ...........................................................   1,500,000     1,604,400
    Series A, FSA Insured, 5.25%, 10/15/17 ............................................................   3,300,000     3,570,699
    Series B, 7.15%, 10/15/08 .........................................................................   1,000,000     1,226,970
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 ................   1,850,000     1,900,579
 Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%, 7/01/28 .....   4,000,000     4,412,760
 Baltimore Revenue, Wastewater Project, Refunding, Series A,
    FGIC Insured, 5.80%, 7/01/15 ......................................................................   5,000,000     5,584,850
    FSA Insured, 5.75%, 7/01/30 .......................................................................  10,000,000    11,586,800
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ...................................................................................   2,000,000     2,150,320
    5.50%, 1/01/19 ....................................................................................   1,000,000     1,063,680
    5.625%, 1/01/25 ...................................................................................   2,000,000     2,099,260
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and Improvement,
    FSA Insured, 6.00%, 9/01/21 .......................................................................   8,000,000     8,719,040
 Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 ....................................................................................   1,300,000     1,350,206
    4.40%, 1/15/15 ....................................................................................   1,450,000     1,495,878
    4.40%, 1/15/16 ....................................................................................   1,420,000     1,450,431
    4.45%, 1/15/17 ....................................................................................   1,125,000     1,144,305
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
    6.50%, 11/01/26
3,000,000   3,153,030
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
    FHA Insured, 6.10%, 7/01/25 .......................................................................   2,000,000     2,086,200
 Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ............   1,900,000     1,933,079
 Maryland State CDA, Department of Housing and Community Development Revenue,
    Housing, Series A, 6.00%, 7/01/32 .................................................................   4,000,000     4,165,520
    Residential, Series D, 5.25%, 9/01/29 .............................................................   4,645,000     4,663,905
    Series B, 5.35%, 9/01/30 ..........................................................................   2,910,000     2,947,568
    SF Program, First Series, 5.00%, 4/01/17 ..........................................................   1,995,000     2,032,067
    SF Program, Second Series, 5.00%, 4/01/17 .........................................................   3,000,000     3,060,660
 Maryland State EDC,
    Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .................................     850,000       870,621
    Utility Infrastructure Revenue, University College Park Project, AMBAC Insured, 5.00%, 7/01/19 ....   1,710,000     1,780,435
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited Obligation,
    Wheelabrator Water Projects, 6.45%, 12/01/16 ......................................................   3,000,000     3,231,810
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 .........................................   8,365,000     8,453,000
    Carroll County General Hospital, 6.00%, 7/01/26 ...................................................   2,000,000     2,064,200
    Carroll County General Hospital, 5.80%, 7/01/32 ...................................................   5,000,000     5,085,650
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ............................................   2,920,000     3,170,186
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ............................................   2,025,000     2,194,391
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ...............................................   1,515,000     1,538,982
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ...............................................   2,250,000     2,268,360
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 .............................................   3,000,000     3,005,130
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ............................................  11,000,000    11,300,190
    Johns Hopkins University Issue, 6.00%, 7/01/39 ....................................................   5,000,000     5,895,300
    Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ......................................................     655,000       658,668
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ...............................................   1,700,000     1,836,952
    Maryland Institute College of Art, 5.625%, 6/01/36 ................................................   3,600,000     3,638,016
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ..............................   1,500,000     1,586,565
    Mercy Medical Center, Refunding, 5.625%, 1/01/31 ..................................................   5,500,000     5,585,305
    North Arundel Hospital, 6.50%, 7/01/26 ............................................................   1,000,000     1,077,250


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    North Arundel Hospital, 6.50%, 7/01/31 ............................................................ $ 1,320,000  $  1,418,472
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 .............................................   2,500,000     2,457,400
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 .............................................   2,680,000     2,609,194
    University of Maryland Medical System, 6.75%, 7/01/30 .............................................  11,000,000    12,008,700
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 ................................   5,000,000     5,121,950
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 ................................   7,100,000     7,162,409
 Maryland State Health and Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32 ..........  15,000,000    15,091,500
 Maryland State Industrial Development Financing Authority Revenue, American Center Physics
    Headquarters, 6.625%, 1/01/17 .....................................................................   6,000,000     6,221,340
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
    5.875%, 12/15/14 ..................................................................................   4,655,000     5,136,886
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ....................................................................................   5,000,000     5,310,700
    5.80%, 3/01/26 ....................................................................................   2,045,000     2,163,058
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ....................................................................................   5,400,000     5,452,326
 Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 .............................   8,000,000     8,076,640
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 ....................................................................................   1,000,000     1,014,210
 Montgomery County GO, 4.75%, 2/01/17 .................................................................   5,000,000     5,227,050
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ....................................................................................   2,500,000     2,610,625
 Montgomery County Housing Opportunities Commission MFMR, Series A, 7.00%, 7/01/23 ....................   2,410,000     2,463,189
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, 6.125%, 10/01/22 ...........   1,000,000     1,027,180
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources Recreation
    Project, Series A,
    6.20%, 7/01/10 ....................................................................................   3,100,000     3,243,189
    6.30%, 7/01/16 ....................................................................................   6,000,000     6,253,740
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ...........................................................................................   1,880,000     2,020,229
    3/15/13 ...........................................................................................   1,120,000     1,203,541
    3/15/14 ...........................................................................................   1,180,000     1,268,016
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured, 6.00%, 9/15/14 .........   2,050,000     2,248,912
 Prince George's County GO, Consolidated Public Improvement, MBIA Insured, 5.00%, 4/15/18 .............   2,100,000     2,187,969
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%, 4/15/19 .......   5,500,000     5,787,045
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
    Refunding, Series A, MBIA Insured, 6.80%, 7/01/25 .................................................   2,900,000     2,933,901
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project, MBIA Insured,
    5.80%, 6/30/14 ....................................................................................   2,750,000     2,891,790
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
    6.45%, 5/01/05 ....................................................................................     500,000       507,350
 Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ....................................................................................   1,200,000     1,217,652
    6.375%, 1/15/23 ...................................................................................   2,975,000     3,049,881
 Puerto Rico Commonwealth GO,
    Public Improvement, Refunding, 5.75%, 7/01/17 .....................................................   3,000,000     3,457,920
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................................   7,230,000     7,376,046
    Public Improvement, Refunding, FSA Insured, 5.25%, 7/01/27 ........................................   2,535,000     2,628,998
    Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ........................................   5,000,000     5,057,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.25%, 7/01/38 ....................................................................................   5,000,000     5,068,600
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 ............................................................  10,780,000    11,132,613
    Series II, 5.25%, 7/01/31 .........................................................................   3,000,000     3,054,330
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.25%, 7/01/36 .................   2,000,000     2,025,880
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A, MBIA Insured,
    5.70%, 1/01/26 ....................................................................................   1,145,000     1,169,160
 St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
    5.55%, 9/01/30 ....................................................................................   2,000,000     2,097,880
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, 5.60%, 4/01/16 .....   1,000,000     1,089,450
 Virgin Islands PFAR, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .............................................   1,700,000     1,762,900
 Refunding, Series A, 5.50%, 10/01/14 .................................................................   3,300,000     3,502,322
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $320,356,777) ......................................................               338,188,685
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.0%
 Baltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN and Put,
   1.35%, 1/01/29 ....................................................................................  $ 1,050,000  $  1,050,000
 Frederick County GO, BAN, Weekly VRDN and Put, 1.35%, 10/01/07 ......................................      600,000       600,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
   VRDN and Put, 1.07%, 12/01/15 .....................................................................    1,200,000     1,200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
   AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ................................................      500,000       500,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,350,000) ......................................................                  3,350,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $323,706,777) 98.6% .........................................................                341,538,685
 OTHER ASSETS, LESS LIABILITIES 1.4% .................................................................                  4,907,732
                                                                                                                     ------------
 NET ASSETS 100.0% ...................................................................................               $346,446,417
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



86                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $12.00     $11.77     $11.02      $12.19     $12.23     $11.83
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .29        .58        .60         .60        .61        .64
 Net realized and unrealized gains (losses) ................       .14        .24        .75       (1.15)        --        .44
                                                               ----------------------------------------------------------------
Total from investment operations ...........................       .43        .82       1.35        (.55)       .61       1.08
                                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.29)      (.59)      (.60)       (.61)      (.62)      (.64)
 Net realized gains ........................................        --         --         --        (.01)      (.03)      (.04)
                                                               ----------------------------------------------------------------
Total distributions ........................................      (.29)      (.59)      (.60)       (.62)      (.65)      (.68)
Net asset value, end of period .............................    $12.14     $12.00     $11.77      $11.02     $12.19     $12.23
                                                               ----------------------------------------------------------------

Total returnb ..............................................      3.67%      7.13%     12.50%      (4.62)%     5.12%      9.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................  $449,301   $425,795   $373,190    $346,649   $386,948   $308,045
Ratios to average net assets:
 Expenses ..................................................       .66%c      .68%       .69%        .69%       .70%       .71%
 Net investment income .....................................      4.77%c     4.91%      5.22%       5.16%      4.99%      5.32%
Portfolio turnover rate ....................................      8.39%     22.80%     38.38%     1 8.43%     15.21%     14.30%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $12.06     $11.82     $11.06      $12.24     $12.27     $11.85
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .26        .52        .54         .53        .54        .58
 Net realized and unrealized gains (losses) ................       .14        .24        .75       (1.16)       .01        .45
                                                               ----------------------------------------------------------------
Total from investment operations ...........................       .40        .76       1.29        (.63)       .55       1.03
                                                               ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.26)      (.52)      (.53)       (.54)      (.55)      (.57)
 Net realized gains ........................................        --         --         --        (.01)      (.03)      (.04)
                                                               ----------------------------------------------------------------
Total distributions ........................................      (.26)      (.52)      (.53)       (.55)      (.58)      (.61)
                                                               ----------------------------------------------------------------
Net asset value, end of period .............................     $12.20    $12.06     $11.82      $11.06     $12.24     $12.27
                                                               ----------------------------------------------------------------

Total returnb ..............................................      3.37%      6.61%     11.94%      (5.21)%     4.58%      8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $49,621    $41,013    $28,695     $23,537    $20,396    $10,045
Ratios to average net assets:
 Expenses ..................................................      1.20%c     1.23%      1.24%       1.24%      1.25%      1.27%
 Net investment income .....................................      4.23%c     4.36%      4.67%       4.62%      4.44%      4.75%
Portfolio turnover rate ....................................      8.39%     22.80%     38.38%      18.43%     15.21%     14.30%



a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.



                      See notes to financial statements.                      87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County
    Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ....................................... $ 1,750,000  $  1,758,873
 Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%, 10/20/22 ......   1,520,000     1,621,186
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
    5.30%, 5/15/28 ....................................................................................   6,875,000     6,952,344
 Children's Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 .....................................   2,785,000     2,919,153
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ...................................   2,250,000     2,258,100
 Florissant COP, FGIC Insured, 5.00%, 8/01/22 .........................................................   1,285,000     1,311,111
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 .........................................................................   1,075,000     1,117,140
    Series B, 6.60%, 10/01/10 .........................................................................     500,000       522,915
    Series B, 6.70%, 10/01/23 .........................................................................   4,000,000     4,160,360
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%, 9/20/26 .....   1,745,000     1,823,647
 Hickory County School District R-1 Skyline GO, 6.05%, 3/01/20 ........................................   1,100,000     1,213,993
 High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ................................   1,000,000     1,038,400
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ....................................................................................   1,000,000     1,071,580
    5.85%, 3/01/19 ....................................................................................   4,000,000     4,215,280
 Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 .........   2,000,000     2,079,260
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ..................   3,000,000     3,071,700
 Jackson County Reorganized School District No. 7 GO, Lees Summit, Refunding and Improvement,
    FSA Insured, 5.00%, 3/01/21 .......................................................................   5,700,000     5,838,453
 Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 .........   1,025,000     1,178,699
 Jefferson County Conservation Public Watersupply District No. C-1 Waterworks Revenue, AMBAC Insured,
    5.00%, 12/01/26 ...................................................................................   4,500,000     4,529,880
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
    6.875%, 9/01/12 ...................................................................................     605,000       673,341
 Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ...............   3,345,000     3,506,095
 Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
    Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ..........................................   5,000,000     5,559,600
 Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 .............   7,790,000     8,294,558
    Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 ...........................  10,000,000    10,195,400
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 .....................................................................   2,000,000     2,346,420
    Pre-Refunded, 6.40%, 12/01/25 .....................................................................   7,000,000     8,239,000
    Refunding, 5.25%, 12/01/14 ........................................................................   1,000,000       977,850
    Refunding, 5.25%, 12/01/26 ........................................................................   1,000,000       946,200
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29 .........   2,695,000     2,822,042
 Lee's Summit IDAR, John Knox Village Project,
    5.70%, 8/15/22 ....................................................................................   1,500,000     1,523,130
    6.55%, 8/15/10 ....................................................................................   1,000,000     1,062,320
    6.625%, 8/15/13 ...................................................................................   2,000,000     2,121,340
 Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ........................   1,995,000     2,035,219
 Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation, Series A,
    MBIA Insured, 5.00%, 12/01/30 .....................................................................   9,500,000     9,611,435
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, MBIA Insured, 7.875%, 3/01/06 .........................................................       5,000         5,105
    Series A-5, MBIA Insured, 7.375%, 3/01/06 .........................................................      20,000        20,550
 Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
    FSA Insured, 6.00%, 3/01/16 .......................................................................   2,220,000     2,439,824
 Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%, 4/01/23 ...   1,200,000     1,265,316
 Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
    5.125%, 5/01/26 ...................................................................................   3,960,000     4,030,369
 Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown Redevelopment
    Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...................................................  10,000,000    10,834,300
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis Project,
    Series A, 5.40%, 9/01/18 ..........................................................................   7,420,000     7,794,933
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble Paper Product,
    5.20%, 3/15/29 ....................................................................................   3,000,000     3,096,540
 Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
    Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ..........................   2,100,000     2,304,897
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program, Series A, 7.00%, 10/01/10 .................................................     940,000       945,640
    Revolving Fund Program, Series B, 7.125%, 12/01/10 ................................................     390,000       394,969
    Revolving Fund Program, Series B, Pre-Refunded, 7.20%, 7/01/16 ....................................   1,155,000     1,293,554
    State Revolving , Series A, 6.55%, 7/01/14 ........................................................     890,000       911,298


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR, (cont.)
    State Revolving Fund Program, Series B, 6.05%, 7/01/16 ............................................ $   485,000  $    522,374
    State Revolving Fund Program, Series B, FSA Insured, Prerefunded, 6.05%, 7/01/16 ..................     515,000       566,186
    State Revolving Fund, Series A, 5.75%, 1/01/16 ....................................................     150,000       161,876
    State Revolving Funds Program, Series B, 5.50%, 7/01/21 ...........................................   1,440,000     1,534,507
    State Revolving, Series B, 5.80%, 1/01/15 .........................................................     125,000       136,904
    State Revolving, Series B, 7.20%, 7/01/16 .........................................................     845,000       939,834
 Missouri State GO,
    State Water Pollution Control, Series A, 5.00%, 6/01/26 ...........................................   3,785,000     3,819,406
    Stormwater Control, Series A, 5.00%, 6/01/26 ......................................................   1,895,000     1,912,226
    Stormwater Control, Series A, 5.00%, 8/01/26 ......................................................     935,000       944,415
    Stormwater Control, Series A, 5.00%, 8/01/27 ......................................................     985,000       994,151
    Water Pollution Control, Series A, 5.00%, 8/01/26 .................................................   1,875,000     1,893,881
    Water Pollution Control, Series A, 5.00%, 8/01/27 .................................................   1,970,000     1,988,301
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ................................................................      75,000        75,196
    Mortgage Revenue, Series B, GNMA Secured, 6.40%, 12/01/24 .........................................   1,585,000     1,617,508
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 .....................................   1,250,000     1,293,150
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ......................................................   1,130,000     1,186,828
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ......................................................   1,035,000     1,080,302
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 ......................................................     645,000       652,327
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    St. Luke's Episcopal, Presbyterian Hospital,
    FSA Insured, 5.25%, 12/01/26 ......................................................................   4,500,000     4,592,520
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of Saint Louis Project, 6.75%, 6/15/30 .......................................   4,500,000     4,764,060
    Maryville University of Saint Louis Project, 6.50%, 6/15/22 .......................................   1,750,000     1,853,670
    Washington University, 5.00%, 11/15/37 ............................................................  11,150,000    11,057,901
    Washington University, Refunding, Series B, 5.00%, 3/01/30 ........................................  14,000,000    14,076,860
    Washington University, Series B, 6.00%, 3/01/30 ...................................................  13,550,000    15,937,781
    Webster University, MBIA Insured, 5.30%, 4/01/27 ..................................................   8,000,000     8,198,960
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 .........................................................  12,420,000    12,567,550
    Freeman Health Systems Project, 5.25%, 2/15/28 ....................................................   2,750,000     2,656,335
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ............................................   5,000,000     5,119,000
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ............................................     700,000       759,647
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ............................................   1,990,000     2,164,623
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ............................................   1,100,000     1,125,960
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ...................................   2,745,000     2,827,185
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 .......................................   4,000,000     4,153,760
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 .......................................   3,250,000     3,364,010
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ...............................................     410,000       433,870
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 .................................     840,000       962,363
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 .................................     670,000       774,319
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ....................................     330,000       342,821
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ..............................................   1,000,000     1,017,260
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 ...............................................   4,000,000     4,135,080
    SSM Health Care, Refunding, Series A, MBIA Insured, 6.25%, 6/01/16 ................................     795,000       813,221
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare System, Series A,
    AMBAC Insured, 5.25%, 6/01/28 .....................................................................  16,385,000    16,696,479
 Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
    2/01/21 ...........................................................................................  10,000,000    10,263,800
    2/01/22 ...........................................................................................   3,000,000     3,060,780
 Missouri State Housing Development Commission Revenue, SF, Homeowner Loan C-1, GNMA Secured,
    5.90%, 9/01/25 ....................................................................................   7,690,000     8,007,597
    5.95%, 3/01/28 ....................................................................................   5,440,000     5,664,237
 Monarch-Chesterfield Levee District, MBIA Insured, 5.75%, 3/01/19 ....................................   1,920,000     2,106,720
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
    AMBAC Insured, 5.80%, 6/01/15 .....................................................................   1,000,000     1,090,400
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured, 6.00%, 5/15/13   5,000,000     5,136,700


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, Pre-Refunded,
    9.00%, 7/01/09 .................................................................................... $    35,000  $     40,589
 Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.375%, 7/01/28 ...................................................................................   3,000,000     3,107,370
    FGIC Insured, 5.00%, 7/01/32 ......................................................................   5,000,000     5,057,700
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%, 7/01/36 ......  11,750,000    12,426,800
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.375%, 7/01/36 ...................................................................................   2,500,000     2,567,975
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      10,000        10,078
    7.75%, 7/01/08 ....................................................................................     245,000       246,862
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ........................  10,000,000    10,181,100
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................     265,000       265,119
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
    Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ......................   2,500,000     2,518,875
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   8,035,000     8,266,006
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .................   1,600,000     1,684,848
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 ................................................   1,000,000     1,021,640
 Saint Charles County Public Water Supply District No. 2 COP, Missouri Project, Series A, MBIA Insured,
    5.00%, 12/01/26 ...................................................................................     750,000       752,700
    5.25%, 12/01/28 ...................................................................................   1,000,000     1,016,760
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ...................................................................................   3,000,000     2,673,360
    5.70%, 8/15/28 ....................................................................................   5,250,000     4,516,260
 Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B, AMBAC Insured,
    6.125%, 6/01/21 ...................................................................................   3,230,000     3,596,314
    6.15%, 6/01/25 ....................................................................................   3,645,000     4,024,044
 Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 .............   1,500,000     1,633,500
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ...............................   4,000,000     4,030,960
    Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ...............................  18,835,000    19,206,615
    Lambert-St. Louis International Airport, Refunding and Improvement, FGIC Insured, 6.125%, 7/01/15 .      75,000        76,780
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ....................................................................................   1,000,000     1,010,030
    6.65%, 3/01/20 ....................................................................................   2,750,000     2,898,280
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ......................   1,000,000     1,076,380
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ......................   1,000,000     1,060,410
    Health Facilities Revenue, GNMA Secured, 5.375%, 9/20/31 ..........................................   3,310,000     3,423,500
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.40%, 2/20/31 .................   1,000,000     1,027,520
    Health Facilities Revenue, Healthcare Jewish Center, GNMA Secured, 5.50%, 2/20/36 .................  10,460,000    10,964,590
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 .................   1,000,000       882,620
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 .................   1,650,000     1,385,274
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 .................   1,895,000     2,033,638
    MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ....................................   1,095,000     1,104,746
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..................   1,250,000     1,312,275
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .............................   1,500,000     1,342,365
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .....................................       5,000         5,027
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and Sports
    Project, Refunding, Series B, 5.75%, 8/15/21 ......................................................   5,565,000     5,819,376
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 ..................................................................................   1,100,000     1,122,649
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ......................................   4,750,000     4,826,285
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ......................................   1,000,000     1,116,610
    Refunding, Series A, 6.00%, 7/15/13 ...............................................................  10,000,000    10,549,500
 St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 .................................     430,000       444,908
 St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.90%, 8/15/21 ....................................................................................     285,000       291,512
    Pre-Refunded, 7.90%, 8/15/21 ......................................................................   4,000,000     4,247,760


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18                                                                                      $ 3,000,000  $  2,952,690
    5.40%, 5/15/28                                                                                        1,500,000     1,459,260
 University of Missouri Revenues, System Facilities,
    5.80%, 11/01/27                                                                                       1,000,000     1,155,360
    Refunding, Series B, 5.00%, 11/01/27                                                                  7,865,000     7,881,674
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12                                                                                       2,500,000     2,674,500
    5.50%, 10/01/22                                                                                       2,500,000     2,532,375
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12                                                                                       1,000,000       977,810
    5.60%, 11/15/17                                                                                       1,700,000     1,590,843
    5.65%, 11/15/22                                                                                       1,500,000     1,366,995
 West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21                                    1,250,000     1,342,662
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $468,727,800)                                                                      491,779,839
                                                                                                                     ------------
aSHORT TERM INVESTMENTS .3%
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, Saint Louis
    University, Series A, Daily VRDN and Put, 1.85%, 10/01/09                                               200,000       200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15                                                                  1,000,000     1,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
   AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28                                                       300,000       300,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,500,000)                                                                         1,500,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $470,227,800) 98.9%                                                                          493,279,839
 OTHER ASSETS, LESS LIABILITIES 1.1%                                                                                    5,642,626
                                                                                                                     ------------
 NET ASSETS 100.0%                                                                                                   $498,922,465
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                      See notes to financial statements.                      91

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................  $11.96     $11.78     $11.04      $12.16     $12.11     $11.73
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ......................................     .28        .58        .60         .60        .60        .62
 Net realized and unrealized gains (losses) ..................     .16        .19        .73       (1.12)       .06        .38
                                                               ----------------------------------------------------------------
Total from investment operations .............................     .44        .77       1.33        (.52)       .66       1.00
                                                               ----------------------------------------------------------------
Less distributions from net investment income ................    (.28)      (.59)      (.59)       (.60)      (.61)      (.62)
                                                               ----------------------------------------------------------------
Net asset value, end of period ...............................  $12.12     $11.96     $11.78      $11.04     $12.16     $12.11
                                                               ----------------------------------------------------------------

Total returnb ................................................    3.78%      6.74%     12.38%      (4.37)%     5.54%      8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................$405,290   $388,400   $342,402    $315,101   $349,419   $297,406
Ratios to average net assets:
 Expenses ....................................................     .67%c      .69%       .69%        .68%       .70%       .70%
 Net investment income .......................................    4.68%c     4.89%      5.25%       5.18%      4.95%      5.24%
Portfolio turnover rate ......................................    5.56%     10.85%      9.61%      21.07%      5.44%      9.95%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $12.05    $11.87     $11.12      $12.24     $12.18     $11.79
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ......................................     .25        .52        .54         .54        .54        .56
 Net realized and unrealized gains (losses) ..................     .17        .19        .74       (1.13)       .06        .39
                                                               ----------------------------------------------------------------
Total from investment operations .............................     .42        .71       1.28        (.59)       .60        .95
                                                               ----------------------------------------------------------------
Less distributions from net investment income ................    (.25)      (.53)      (.53)       (.53)      (.54)      (.56)
Net asset value, end of period ...............................  $12.22     $12.05     $11.87      $11.12     $12.24     $12.18
                                                               ----------------------------------------------------------------

Total returnb ................................................    3.54%      6.09%     11.79%      (4.88)%     5.02%      8.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................ $70,817    $57,881    $43,476     $38,577    $38,171    $20,043
Ratios to average net assets:
 Expenses ....................................................    1.21%c     1.24%      1.24%       1.23%      1.25%      1.26%
 Net investment income .......................................    4.14%c     4.34%      4.70%       4.63%      4.40%      4.69%
Portfolio turnover rate ......................................    5.56%     10.85%      9.61%      21.07%      5.44%      9.95%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


92                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 97.5%
 Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ........................................................ $ 1,075,000  $  1,178,748
    Refunding, MBIA Insured, 5.00%, 5/15/24 ...........................................................   3,000,000     3,036,090
 Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 ......................................................................   4,000,000     4,235,720
    FSA Insured, 5.00%, 8/01/25 .......................................................................   1,000,000     1,011,420
 Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 ......................   1,000,000     1,043,650
 Buncombe County Metropolitan Sewer District Sewer System Revenue,
    FSA Insured, 5.00%, 7/01/29 .......................................................................   5,000,000     5,038,700
    MBIA Insured, 5.00%, 7/01/26 ......................................................................   1,000,000     1,010,590
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ..................   5,115,000     5,317,298
 Charlotte GO, Series C, 5.00%, 7/01/27 ...............................................................   2,010,000     2,030,060
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ...........................................................................................   4,000,000     4,334,200
    7/01/28 ...........................................................................................   6,300,000     6,822,522
 Charlotte COP, Convention Facility Project, 5.625%, 12/01/25 .........................................   7,230,000     7,653,750
 Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 .........................................   1,000,000     1,007,370
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 .........................................................   4,000,000     4,124,000
 Charlotte Water and Sewer System Revenue,
    5.25%, 6/01/24 ....................................................................................   3,000,000     3,394,230
    5.25%, 6/01/25 ....................................................................................   3,950,000     4,465,159
    5.125%, 6/01/26 ...................................................................................   6,000,000     6,093,780
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ....................................................................................   3,465,000     3,691,022
    Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 ..................................   5,000,000     5,040,600
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ............................................   8,000,000     8,114,320
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International Paper Co.
    Project, Refunding, Series A, 5.80%, 12/01/16 .....................................................   1,450,000     1,493,863
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ....................................................................................   1,475,000     1,612,367
    6.125%, 6/01/21 ...................................................................................   2,180,000     2,413,827
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 .........................................................   3,000,000     3,126,630
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ............................................   3,500,000     3,937,115
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ............................................   3,765,000     4,235,211
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental Health,
    FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ........................................................   5,000,000     5,675,450
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc., Refunding,
    5.25%, 10/01/29 ...................................................................................   5,250,000     5,160,383
 Dare County COP, AMBAC Insured, 5.125%, 6/01/21 ......................................................     650,000       676,936
 Duplin County COP, Social Service Administrative Building, Solid Waste Project, FGIC Insured,
    6.75%, 9/01/12 ....................................................................................   2,000,000     2,031,340
 Durham County GO, Public Improvement, 5.00%, 6/01/22 .................................................   2,000,000     2,036,920
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ...................................................   1,250,000     1,264,025
 Gastonia Combined Utilities System Revenue,
    FSA Insured, 5.00%, 5/01/25 .......................................................................   1,000,000     1,010,900
    MBIA Insured, 5.625%, 5/01/19 .....................................................................   1,000,000     1,093,500
 Greensboro Enterprise System Revenue, Series A, 5.125%, 6/01/22 ......................................     350,000       359,289
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ..................   1,320,000     1,351,799
 Greensboro North Carolina Enterprise Systems Revenue, Series A, 5.125%, 6/01/21 ......................     390,000       403,112
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ...............................   1,000,000     1,023,690
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ...................................................................................   4,000,000     3,804,440
    Refunding, 6.45%, 11/01/29 ........................................................................   3,900,000     4,133,337
 Harnett County COP, FSA Insured, 5.125%, 12/01/23 ....................................................   1,000,000     1,026,150
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
    International Project, 6.25%, 9/01/25 .............................................................   2,000,000     2,056,760
 Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 .................   1,000,000     1,030,460
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18 .......   3,155,000     3,296,628


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ........................... $ 3,000,000   $ 3,079,080
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ............................................   2,000,000     1,961,040
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ............................................   5,400,000     5,444,658
 Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ..................................   3,000,000     3,022,590
 Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ................................   1,000,000     1,023,270
 New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ..................   5,000,000     5,133,850
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 .................   1,000,000     1,013,220
 North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith College,
    AMBAC Insured, 4.875%, 6/01/24 ....................................................................   1,000,000     1,002,310
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/17 ...............................................................   9,000,000     9,214,650
    Refunding, Series A, 6.50%, 1/01/18 ...............................................................   3,000,000     3,477,420
    Refunding, Series A, 5.75%, 1/01/26 ...............................................................  10,000,000    10,031,800
    Refunding, Series D, 6.75%, 1/01/26 ...............................................................   5,000,000     5,459,300
    Series B, MBIA Insured, 5.875%, 1/01/21 ...........................................................   5,000,000     5,427,700
 North Carolina Educational Facilities Finance Agency Revenue, Duke University Project, Series A,
    5.25%, 7/01/42 ....................................................................................  10,000,000    10,132,300
 North Carolina HFA,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .................................   2,500,000     2,590,425
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ............................................   2,780,000     2,896,677
    MF, Refunding, Series J, 5.45%, 7/01/17 ...........................................................   2,175,000     2,265,785
    MFR, Refunding, Series B, 6.90%, 7/01/24 ..........................................................   2,925,000     2,991,778
    Refunding, Series F, 6.70%, 1/01/27 ...............................................................   4,855,000     5,167,808
    SF, Refunding, Series DD, 6.20%, 9/01/27 ..........................................................   2,260,000     2,327,574
    SF, Series JJ, 6.45%, 9/01/27 .....................................................................   3,645,000     3,798,382
    SFR, Series AA, 6.25%, 3/01/17 ....................................................................     735,000       767,663
    SFR, Series RR, 5.85%, 9/01/28 ....................................................................   3,425,000     3,527,271
    SFR, Series X, 6.65%, 9/01/19 .....................................................................   1,315,000     1,366,338
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 .........................   1,000,000     1,036,070
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 .........................   5,500,000     5,532,450
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 .............................     630,000       664,372
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 .............................   1,220,000     1,247,046
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ...................................................   4,205,000     4,224,678
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
    Series C, AMBAC Insured, 5.00%, 11/15/18 ..........................................................   2,500,000     2,591,225
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 ...................................   1,940,000     2,158,483
    Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ..................................   1,920,000     2,109,926
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 ...........................................   1,500,000     1,375,425
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 ...........................................   2,800,000     2,523,836
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ........................   5,000,000     5,045,550
    North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 .....................   4,830,000     4,953,407
   bNortheast Medical Center Project, Series A, AMBAC Insured, 4.875%, 11/01/27 .......................   1,000,000       996,340
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ..........................................   1,580,000     1,653,897
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .............................................   2,780,000     2,891,005
    Southeastern Regional Medical Center, 6.25%, 6/01/29 ..............................................   4,000,000     4,245,400
    Southeastern Regional Medical Center, 5.375%, 6/01/32 .............................................   3,500,000     3,515,295
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ..........................   1,090,000     1,012,730
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ...............................  10,825,000    11,128,750
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ......................   5,000,000     5,319,750
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 .........................................................................   6,820,000     6,996,638
    Series A, MBIA Insured, 5.00%, 1/01/20 ............................................................   2,000,000     2,049,120
 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan, sub. lien,
    Series A, 6.05%, 7/01/10 ..........................................................................   3,310,000     3,510,851
    Series A, 6.30%, 7/01/15 ..........................................................................   1,500,000     1,580,355
    Series C, 6.35%, 7/01/16 ..........................................................................   4,500,000     4,773,420


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ....................... $ 2,000,000  $  2,172,440
 Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ....................................................................................   5,745,000     6,260,154
 Pitt County COP,
    MBIA Insured, 5.85%, 4/01/17 ......................................................................   5,055,000     5,609,483
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ..................................   1,670,000     1,721,904
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ..................................   1,000,000     1,053,550
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ......................................................................   8,050,000     8,888,649
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 .......................................   8,750,000     8,926,750
    Public Improvement, Series A, 5.375%, 7/01/28 .....................................................   7,330,000     7,592,341
    Public Improvement, Series A, 5.125%, 7/01/31 .....................................................   5,000,000     5,033,150
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ..................................................   5,000,000     5,057,700
    Series A, MBIA Insured, 5.00%, 7/01/38 ............................................................   2,000,000     2,017,900
    Series D, 5.375%, 7/01/36 .........................................................................   5,000,000     5,135,950
    Series D, 5.25%, 7/01/38 ..........................................................................   3,000,000     3,041,160
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ....................................................................................      60,000        60,455
    7.50%, 7/01/09 ....................................................................................      20,000        20,147
    AMBAC Insured, 5.00%, 7/01/28 .....................................................................  10,000,000    10,115,400
 Puerto Rico Electric Power Authority Power Revenue,
    Series II, 5.25%, 7/01/31 .........................................................................   6,000,000     6,108,660
    Series T, Pre-Refunded, 6.375%, 7/01/24 ...........................................................   1,000,000     1,107,710
 Puerto Rico Electric Power Authority Revenue, Series X, Pre-Refunded, 6.125%, 7/01/21 ................   4,000,000     4,547,520
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..................................     320,000       320,143
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   7,000,000     7,201,250
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25 .......   5,000,000     5,283,800
 Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 ...................   1,370,000     1,390,057
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/25 ............   6,480,000     6,558,797
 Raleigh Durham Airport Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ..............................   8,000,000     8,066,560
 Randolph County COP, FSA Insured, 5.75%, 6/01/22 .....................................................   5,500,000     5,966,180
 Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co.
 Project, Refunding, 6.40%, 12/01/06 ..................................................................   1,750,000     1,985,078
 Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 .......................   1,850,000     2,017,370
 University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured, 6.00%, 4/01/26 ...   2,040,000     2,253,160
 University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ...............   4,940,000     4,996,020
 University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ......................................   4,000,000     4,025,040
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ...................................................................................   2,000,000     2,074,000
    5.625%, 10/01/25 ..................................................................................   1,575,000     1,603,018
 Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company Project, Refunding,
    5.375%, 2/01/17 ...................................................................................   8,000,000     8,286,160
 Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ........................   1,000,000     1,066,250
 Winston-Salem SFMR, 8.00%, 9/01/07 ...................................................................     165,000       171,600
 Winston-Salem Water and Sewer System Revenue,
    Refunding, 5.125%, 6/01/20 ........................................................................   2,500,000     2,603,900
    Refunding, 5.125%, 6/01/28 ........................................................................   2,000,000     2,029,720
    Series B, 5.70%, 6/01/17 ..........................................................................   2,250,000     2,513,340
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $440,509,056) ......................................................               464,038,735
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.7%
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN and Put,
    1.30%, 1/15/26 .................................................................................... $ 1,000,000  $  1,000,000
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    First Mortgage, Carol Woods Project, Refunding, Daily VRDN and Put, 2.00%, 4/01/31 ................     575,000       575,000
    The Givens Estates Inc. Project, Daily VRDN and Put, 1.75%, 12/01/26 ..............................   1,700,000     1,700,000
 North Carolina Medical Care Commission Hospital Revenue,
    Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 1.75%, 4/01/10 ................     500,000       500,000
    Pooled Financing Project, ACES, Series B, Daily VRDN and Put, 1.90%, 10/01/13 .....................     800,000       800,000
    Pooled Financing Project, Series A, Daily VRDN and Put, 1.75%, 10/01/16 ...........................   1,170,000     1,170,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
    VRDN and Put, 1.07%, 12/01/15 .....................................................................   1,700,000     1,700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ................................................     600,000       600,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,045,000) .......................................................                 8,045,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $448,554,056) 99.2% ..........................................................               472,083,735
 OTHER ASSETS, LESS LIABILITIES .8% ...................................................................                 4,022,864
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $476,106,599
                                                                                                                     ------------


See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


96                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TEXAS TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $10.50     $10.60     $10.22      $11.42     $11.68     $11.37
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .26        .54        .58         .58        .60        .62
 Net realized and unrealized gains (losses) ................       .04       (.09)       .37       (1.16)      (.05)       .36
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .30        .45        .95        (.58)       .55        .98
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.26)      (.55)      (.57)       (.58)      (.60)      (.64)
 Net realized gains ........................................        --         --         --        (.04)      (.21)      (.03)
                                                              -----------------------------------------------------------------
Total distributions ........................................      (.26)      (.55)      (.57)       (.62)      (.81)      (.67)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $10.54     $10.50     $10.60      $10.22     $11.42     $11.68
                                                              -----------------------------------------------------------------

Total returnb ..............................................      2.92%      4.30%      9.53%      (5.21)%     4.86%      8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................  $103,918   $104,617   $103,010    $104,433   $127,739   $130,578
Ratios to average net assets:
 Expenses ..................................................       .81%c      .82%       .81%        .78%       .77%       .76%
 Net investment income .....................................      4.99%c     5.15%      5.53%       5.35%      5.17%      5.44%
Portfolio turnover rate ....................................     10.03%     30.75%     14.02%      20.93%     25.26%     34.52%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $10.66     $10.75     $10.36      $11.57     $11.81     $11.49
                                                              -----------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .24        .49        .53         .53        .53        .58
 Net realized and unrealized gains (losses) ................       .03       (.09)       .37       (1.18)      (.03)       .35
                                                              -----------------------------------------------------------------
Total from investment operations ...........................       .27        .40        .90        (.65)       .50        .93
                                                              -----------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.23)      (.49)      (.51)       (.52)      (.53)      (.58)
 Net realized gains                                                 --         --         --        (.04)      (.21)      (.03)
                                                              -----------------------------------------------------------------
Total distributions ........................................      (.23)      (.49)      (.51)       (.56)      (.74)      (.61)
                                                              -----------------------------------------------------------------
Net asset value, end of period .............................    $10.70     $10.66     $10.75      $10.36     $11.57     $11.81
                                                              -----------------------------------------------------------------

Total returnb ..............................................      2.59%      3.75%      8.90%      (5.77)%     4.40%      8.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................    $5,087     $4,441     $4,486      $4,650     $5,229     $2,076
Ratios to average net assets:
 Expenses ..................................................      1.36%c     1.37%      1.36%       1.34%      1.33%      1.33%
 Net investment income .....................................      4.42%c     4.59%      4.97%       4.79%      4.61%      4.79%
Portfolio turnover rate ....................................     10.03%     30.75%     14.02%      20.93%     25.26%     34.52%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized.


                       See notes to financial statements.                     97

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 94.8%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.00%, 12/01/11 $ 2,250,000  $  1,735,515
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services, Refunding,
    FSA Insured, ETM, 6.00%,11/15/15 ..................................................................   3,000,000     3,295,320
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ...............................................      45,000        45,501
 Bexar County HFC, MFHR, Honey Creek Apartments Project, Series A, MBIA Insured,
    6.125%, 4/01/20 ...................................................................................   1,000,000     1,064,360
    6.20%, 4/01/30 ....................................................................................   2,845,000     3,000,195
 Bexar Metropolitan Water District Waterworks Systems Revenue, Refunding, MBIA Insured, 6.35%, 5/01/25    1,890,000     2,104,893
 Brazos Higher Education Authority Revenue, Student Loan Inc., Refunding, Series A-2, 6.80%, 12/01/04 .     825,000       878,856
 Bridge City ISD, GO, Refunding, 5.375%, 2/15/32 ......................................................   2,005,000     2,050,674
 Cameron County HFC Revenue, Collateralized Mortgage Obligation, Refunding, Series B, FGIC Insured,
    7.85%, 3/01/24 ....................................................................................      60,000        60,287
 Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ..............................................   1,000,000     1,047,940
 Castleberry ISD, Refunding, 6.00%, 8/15/25 ...........................................................     175,000       189,910
 Comal County Health Facilities Development Corp. Revenue, McKenna Memorial Hospital, Refunding,
    FHA Insured, 7.375%, 1/15/21 ......................................................................     530,000       542,105
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 ..........................     325,000       330,288
 Dallas Area Rapid Transportation, senior lien, AMBAC Insured, 5.00%, 12/01/26 ........................   1,000,000       997,140
 Dallas Housing Corp. Capital Projects Revenue, Section 8, Assisted Projects, Refunding, 7.70%, 8/01/05     320,000       320,410
 Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ............................................................   2,000,000     2,086,160
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, Delta Airlines Inc.,
    7.625%, 11/01/21 ..................................................................................   2,000,000     1,634,080
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ................................   4,235,000     3,863,209
 Duncanville ISD, GO, Refunding, Series B, 5.25%, 2/15/32 .............................................   5,000,000     5,081,750
 Edcouch Elsa ISD, GO, 5.50%, 2/15/30 .................................................................   2,000,000     2,070,260
 Fort Worth HFC, HMR, Refunding, Series A, 8.50%, 10/01/11 ............................................     285,000       291,153
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 ..........................................   1,000,000     1,032,030
    Valero Energy Corp. Project, 5.70%, 4/01/32 .......................................................   3,000,000     3,003,870
 Hidalgo County GO, Certificates Obligation, FSA Insured, 5.25%, 8/15/21 ..............................   2,500,000     2,577,300
 Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .....................   2,000,000     2,069,160
 Keller ISD, GO, Refunding, 5.375%, 8/15/25 ...........................................................   1,500,000     1,535,475
 Laredo ISD, GO, 5.25%, 8/01/24 .......................................................................   4,000,000     4,081,000
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ...........................   2,000,000     2,035,080
 Little Cypress Mauriceville Consolidated ISD, GO, Refunding, 5.90%, 8/01/29 ..........................   2,130,000     2,292,136
 Lower Colorado River Authority Revenue, Refunding and Improvement, Series A, MBIA Insured,
    5.00%, 5/15/26 ....................................................................................   1,000,000       997,170
 Mesquite Health Facilities Development Corp. Revenue, Retirement Facility, Christian Care
    Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 ...........................................................................................   1,000,000     1,015,520
    2/15/20 ...........................................................................................   2,000,000     2,013,560
 Montgomery County Texas GO, Library, Refunding, FGIC Insured, 6.75%,
    9/01/10 ...........................................................................................     495,000       495,000
    9/01/11 ...........................................................................................     530,000       530,000
 Northside ISD, GO, Refunding, 5.00%, 2/15/26 .........................................................   2,500,000     2,486,250
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ....................................................................................   6,000,000     1,500,000
 Onalaska ISD, GO, 5.375%, 2/15/32 ....................................................................   2,840,000     2,915,004
 Pasadena GO, Certificates Obligation, FGIC Insured, 5.25%, 4/01/32 ...................................   3,000,000     3,045,390
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22 .........   2,000,000     1,990,260
 Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma, Central
    Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 ......................................   7,000,000     7,710,080
 Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, 5.75%, 2/15/21 ..................   2,500,000     2,699,025
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .   5,000,000     5,589,400
 San Antonio Water Revenue, Refunding, FSA Insured, 5.00%, 5/15/28 ....................................   5,000,000     4,985,300
 Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist Health,
    FGIC Insured, ETM, 6.00%, 9/01/24 .................................................................   4,000,000     4,722,960
 Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers, Series C, 5.75%,
    8/15/18 ...........................................................................................   1,570,000     1,418,040
    8/15/28 ...........................................................................................   3,900,000     3,378,414
 Texas City IDC, Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20 .....     500,000       637,395
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .......................   1,000,000     1,037,880
 University of Texas University Revenues, Financing System, Refunding, Series A, 5.70%, 8/15/20 .......   1,000,000     1,072,710
 Waco Health Facilities Development Corp. Hospital Revenue, Hillcrest Baptist Medical Center Project,
    MBIA Insured, 7.125%, 9/01/14 .....................................................................     500,000       503,035

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN TEXAS TAX-FREE INCOME FUND                                                                        AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Wylie ISD, GO,
    Pre-Refunded, 7.00%, 8/15/24 ...................................................................... $   210,000  $    265,101
    Pre-Refunded, 7.00%, 8/15/24 ......................................................................     450,000       568,076
    Refunding, 7.00%, 8/15/24 .........................................................................     340,000       402,013
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $103,647,704) ......................................................               103,293,640
                                                                                                                     ------------
a SHORT TERM INVESTMENTS 2.8%
 Lone Star Airport Improvement Authority Revenue, Multiple Mode, Series B-2, Daily VRDN and Put,
    1.93%, 12/01/14 ...................................................................................     600,000       600,000
 Port Arthur Navigation District IDC, American Petrofina Inc., Daily VRDN and Put, 1.90%, 5/01/03 .....     500,000       500,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ..............................................................   1,200,000     1,200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ......................................     800,000       800,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $3,100,000) .......................................................                 3,100,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $106,747,704) 97.6% ..........................................................               106,393,640
 OTHER ASSETS, LESS LIABILITIES 2.4% ..................................................................                 2,610,914
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $109,004,554
                                                                                                                     ------------

See glossary of terms on page 105.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.                     99

FINANCIAL HIGHLIGHTS
FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED
                                                           AUGUST 31, 2002               YEAR ENDED FEBRUARY 28,
                                                             (UNAUDITED)   ----------------------------------------------------
CLASS A                                                                      2002        2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.52     $11.45     $10.79      $11.88     $11.88     $11.65
                                                              ------------------------------------------------------------------
Income from investment operations:

 Net investment incomea ....................................       .27        .56        .59         .59        .60        .62
 Net realized and unrealized gains (losses) ................       .11        .08        .65       (1.09)       .03        .35
                                                              ------------------------------------------------------------------
Total from investment operations ...........................       .38        .64       1.24        (.50)       .63        .97
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.28)      (.57)      (.58)       (.59)      (.60)      (.64)
 Net realized gains ........................................        --         --         --          --       (.03)      (.10)
                                                              ------------------------------------------------------------------
Total distributions ........................................      (.28)      (.57)      (.58)       (.59)      (.63)      (.74)
Net asset value, end of period .............................    $11.62     $11.52     $11.45      $10.79     $11.88     $11.88
                                                              ------------------------------------------------------------------

Total returnb ..............................................      3.32%      5.73%     11.80%      (4.31)%     5.40%      8.53%
Ratios/supplemental data

Net assets, end of period (000's) ..........................  $418,449   $395,579   $356,599    $327,235   $379,670   $332,199
Ratios to average net assets:
 Expenses ..................................................       .67%c      .69%       .70%        .68%       .68%       .69%
 Net investment income .....................................      4.74%c     4.88%      5.27%       5.19%      4.98%      5.29%
Portfolio turnover rate ....................................      6.31%     15.36%      8.89%      22.53%      8.90%     12.90%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................    $11.62     $11.53     $10.86      $11.95     $11.95     $11.71
                                                              ------------------------------------------------------------------
Income from investment operations:
 Net investment incomea ....................................       .24        .50        .53         .53        .53        .57
 Net realized and unrealized gains (losses) ................       .09        .09        .66       (1.09)       .03        .34
                                                              ------------------------------------------------------------------
Total from investment operations ...........................       .33        .59       1.19        (.56)       .56        .91
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .....................................      (.24)      (.50)      (.52)       (.53)      (.53)      (.57)
 Net realized gains ........................................        --         --         --          --       (.03)      (.10)
                                                              ------------------------------------------------------------------
Total distributions ........................................      (.24)      (.50)      (.52)       (.53)      (.56)      (.67)
Net asset value, end of period .............................    $11.71     $11.62     $11.53      $10.86     $11.95     $11.95
                                                              ------------------------------------------------------------------

Total returnb ..............................................      2.92%      5.28%     11.23%      (4.82)%     4.78%      7.97%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................   $37,731    $33,992    $24,766     $21,454    $22,796    $13,186
Ratios to average net assets:
 Expenses ..................................................      1.21%c     1.24%      1.24%       1.23%      1.24%      1.25%
 Net investment income .....................................      4.20%c     4.34%      4.72%       4.64%      4.42%      4.72%
Portfolio turnover rate ....................................      6.31%     15.36%      8.89%      22.53%      8.90%     12.90%

a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.


100                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28 .... $ 5,000,000  $  5,045,650
 Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ............................................   5,000,000     5,164,200
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 ..................   1,125,000     1,151,719
 Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ...............   2,500,000     2,649,350
 Arlington County GO, Public Improvements, 5.00%, 2/01/22 .............................................   2,060,000     2,100,170
 Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
    5.60%, 12/01/25 ...................................................................................   7,650,000     6,397,772
    6.30%, 12/01/25 ...................................................................................   2,000,000     1,831,620
    Series A, 6.55%, 12/01/25 .........................................................................   5,000,000     4,721,000
 Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 ...............................   1,245,000     1,278,553
 Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ....................................   1,000,000     1,016,290
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12   3,940,000     4,279,707
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ...........................................................................................   3,250,000     3,407,073
    7/15/32 ...........................................................................................   8,000,000     8,102,400
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ...............   5,000,000     5,041,600
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ...   5,000,000     5,551,150
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 .............................     500,000       517,440
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..............   8,000,000     8,254,000
 Fairfax County IDAR, Health Care,
    Inova Health System Project, 6.00%, 8/15/26 .......................................................   5,000,000     5,243,750
    Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ..................................   5,000,000     5,035,450
    Inova Health, Refunding, Series A, 5.00%, 8/15/18 .................................................   2,100,000     2,140,467
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .............................................   4,700,000     4,913,192
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ..............................   1,000,000     1,067,300
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .............................   1,000,000     1,054,060
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ..........................................   5,000,000     5,408,500
 Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 ..............................   9,250,000     9,291,533
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured,
    6.50%, 12/01/09 ...................................................................................   2,040,000     2,300,712
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
    AMBAC Insured, 5.25%, 6/15/23 .....................................................................  10,000,000    10,187,500
 Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ..............   1,715,000     1,799,652
 Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center Expansion Project,
    6.125%, 6/15/29 ...................................................................................   8,000,000     8,746,800
    6.25%, 6/15/32 ....................................................................................   8,175,000     8,998,304
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 .............................................................     830,000       867,441
    Series A, 6.50%, 10/01/23 .........................................................................   1,000,000     1,039,200
 Halifax County IDA, Exempt Facilities Revenue, Old Dominion Electric Cooperative Project,
    6.50%, 12/01/12 ...................................................................................   3,000,000     3,074,910
 Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
    Series A, GNMA Secured, 6.00%, 1/20/26 ............................................................   1,060,000     1,111,876
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%, 7/01/28   10,000,000    10,064,500
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ..........................   4,175,000     4,243,470
 Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ........................................................   1,000,000     1,091,070
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
    5.875%, 3/01/17 ...................................................................................   1,000,000       933,900
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry, Refunding,
    6.00%, 1/01/27 ....................................................................................   1,250,000     1,428,300
 Isle Wight County IDA, Environmental Improvement Revenue, International Paper Company Project,
    Series A, 6.60%, 5/01/24 ..........................................................................   2,000,000     2,129,620
 Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ....................   4,155,000     4,268,805
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ..........................   3,000,000     3,066,450
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ...........   3,000,000     3,155,520
 Loudoun County IDAR, Hospital Revenue, Loudoun Hospital Center, Series A, 6.10%, 6/01/32 .............   1,500,000     1,514,535
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 ..........................................................   3,795,000     3,840,692
    Refunding, FGIC Insured, 5.125%, 1/01/30 ..........................................................   5,250,000     5,301,818
    Series 96, FGIC Insured, 5.25%, 1/01/26 ...........................................................   6,500,000     6,621,940
    Series 96, FGIC Insured, 5.25%, 1/01/30 ...........................................................   1,000,000     1,016,590

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ............... $ 8,000,000  $  8,130,800
 Lynchburg Redevelopment and Housing Authority Revenue, Waldon Pond III, Refunding,
    Series A, GNMA Secured, 6.20%, 7/20/27 ............................................................   1,000,000     1,053,950
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 ................................................   5,000,000     4,957,450
    Series A, 5.375%, 10/01/23 ........................................................................   3,000,000     3,051,900
    Series B, 5.75%, 10/01/20 .........................................................................   6,000,000     6,334,140
 Metropolitan Washington DC Airports Authority System, Series B, FGIC Insured, 5.25%, 10/01/32 ........   6,655,000     6,785,105
 Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
    5.875%, 8/01/21 ...................................................................................   1,420,000     1,566,317
    6.10%, 8/01/26 ....................................................................................   1,725,000     1,910,386
 Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ........................   1,000,000     1,064,360
 Newport News GO, 4.75%, 8/15/20 ......................................................................   3,905,000     3,964,903
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured, 6.25%, 8/01/36   2,960,000     3,147,575
 Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA Secured, 5.85%,
    12/20/30 ..........................................................................................   4,060,000     4,240,629
 Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ...........................   1,440,000     1,443,442
 Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ................   3,000,000     3,043,440
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 .........................................   2,000,000     2,089,620
 Norfolk Water Revenue,
    MBIA Insured, 5.90%, 11/01/25 .....................................................................   5,000,000     5,422,950
    Refunding, FGIC Insured, 4.75%, 11/01/20 ..........................................................   1,250,000     1,265,675
 Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 ............   1,000,000     1,000,810
 Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project, Refunding,
    7.375%, 6/01/20 ...................................................................................   5,480,000     5,625,658
 Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ............................................................      50,000        62,062
 Powhatan Co. EDA, Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ............   1,000,000     1,027,510
 Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, 6.00%, 12/01/33 .....   2,340,000     2,441,626
  Prince William County Service Authority Water and Sewer Systems Revenue, FGIC Insured, 5.50%, 7/01/29   5,000,000     5,219,600
 Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.125%, 7/01/31 ...................................................................................   5,000,000     5,033,150
    FGIC Insured, 5.00%, 7/01/32 ......................................................................  17,000,000    17,196,180
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ....................................................................................   4,500,000     4,759,200
    Pre-Refunded, 6.00%, 7/01/22 ......................................................................   2,000,000     2,304,680
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
    5.375%, 7/01/36 ...................................................................................   5,000,000     5,135,950
    5.25%, 7/01/38 ....................................................................................   3,000,000     3,041,160
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ....................................................................................      20,000        20,156
    7.75%, 7/01/08 ....................................................................................     185,000       186,406
    AMBAC Insured, 5.00%, 7/01/28 .....................................................................   5,000,000     5,057,700
 Puerto Rico Electric Power Authority Power Revenue, Series HH, FSA Insured, 5.25%, 7/01/29 ...........   5,910,000     6,103,316
 Puerto Rico Electric Power Authority Revenue, Refunding, Series Z, 5.25%, 7/01/21 ....................   1,500,000     1,521,075
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ........................................................   1,740,000     1,740,783
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ............................      20,000        23,777
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ................   5,000,000     5,143,750
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25 .......   1,000,000     1,056,760
 Richmond GO, FGIC Insured, 5.00%, 7/15/19 ............................................................   3,690,000     3,832,434
 Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .............   4,400,000     4,546,344
 Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%, 8/01/22 .......   2,000,000     2,037,340
 Richmond Public Utility Revenue, Refunding, FSA Insured, 5.00%, 1/15/33 ..............................   7,000,000     7,030,730
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 ....................................................................................   6,500,000     6,688,825
    5.40%, 6/01/27 ....................................................................................   6,800,000     7,035,960
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ..........................................................................................   1,500,000     1,579,695
    10/01/18 ..........................................................................................   1,500,000     1,555,500
 Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ...............................................   1,865,000     1,941,987
 Virginia College Building Authority Educational Facilities Revenue GO, Regent University Project,
    MBIA Insured, 5.125%, 10/01/21 ....................................................................   5,000,000     5,162,750


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Virginia College Building Authority Educational Facilities Revenue,
    21st Century College Program, 5.00%, 2/01/21 ...................................................... $ 1,000,000  $  1,023,310
    Hampton University Project, 6.00%, 4/01/20 ........................................................   1,500,000     1,665,915
    Washington and Lee University, 5.75%, 1/01/19 .....................................................      50,000        52,641
 Virginia College Building Authority Virginia Educational Facilities Revenue GO, Regent University
    Project, MBIA Insured, 5.125%, 10/01/31 ...........................................................   3,000,000     3,051,060
 Virginia Commonwealth Transportation Board Transportation Revenue, U.S. Route 58 Corridor
    Development Program, Series B, 5.00%, 5/15/24 .....................................................   2,000,000     2,012,480
 Virginia State Commonwealth Transportation Board Transportation Revenue, US Route 58 Corridor
    Development Project, Series B, 5.00%, 5/15/26 .....................................................  10,000,000    10,048,300
 Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub Series J-1, MBIA Insured,
    5.20%, 7/01/19 ....................................................................................   5,000,000     5,153,000
 Virginia State HDA,
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ...................................   2,000,000     2,107,480
    Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ...................................     400,000       414,016
    MFH, Series C, 5.30%, 11/01/16 ....................................................................   1,000,000     1,036,080
    MFH, Series F, 7.10%, 5/01/13 .....................................................................   8,460,000     8,575,733
    MFH, Series H, 5.55%, 5/01/15 .....................................................................   1,000,000     1,055,440
    Rental Housing, Series J, 5.80%, 2/01/19 ..........................................................   2,000,000     2,094,120
    Rental Housing, Series L, 5.75%, 2/01/15 ..........................................................   1,000,000     1,072,080
    SFHR, Series B, Subseries B-1, 5.95%, 7/01/18 .....................................................   2,000,000     2,006,880
 Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
    8/01/20 ...........................................................................................   3,000,000     3,101,880
    8/01/21 ...........................................................................................   4,000,000     4,107,160
 Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
    8/01/22 ...........................................................................................   2,000,000     2,036,460
    8/01/26 ...........................................................................................  10,925,000    11,003,988
 Virginia State Resource Authority Airport Revenue, Revolving Fund, Series A, 5.00%, 8/01/27 ..........   3,000,000     3,005,970
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ...............................................      45,000        47,590
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ...............................................      10,000        10,780
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 .............................................   1,610,000     1,704,217
    Tuckahoe Service District Project, 5.00%, 11/01/35 ................................................   2,000,000     2,003,480
 Virginia State Transportation Board Transportation Contract Revenue, U.S. Route 28 Project,
    Refunding, 6.50%, 4/01/18 .........................................................................   9,000,000     9,218,700
 Washington County IDA, College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ..   3,295,000     3,371,015
 West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding, Series B,
    6.25%, 3/01/19 ....................................................................................   2,475,000     2,221,585
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
    Asset Guaranteed,
    6.80%, 10/01/24 ...................................................................................     185,000       205,557
    Pre-Refunded, 6.80%, 10/01/24 .....................................................................   1,000,000     1,126,010
 York County Sewer Revenue, 5.875%,
    6/01/24 ...........................................................................................     500,000       539,920
    6/01/29 ...........................................................................................   1,500,000     1,616,146
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $430,959,611) ......................................................               448,742,060
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
aSHORT TERM INVESTMENTS 1.1%
 Alexandria Redevelopment and Housing Authority Residential Care Facility Revenue, First Mortgage,
    Goodwin House Inc., Series B,  Daily VRDN and Put, 1.75%, 10/01/06 ................................ $ 1,100,000  $  1,100,000
 Petersburg Hospital Authority Revenue, Hospital Facility, Southside Regional, Daily VRDN and Put,
    1.75%, 7/01/17 ....................................................................................     200,000       200,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ..............................................................     700,000       700,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
    AMBAC Insured, Weekly VRDN and Put,1.25%, 7/01/28 .................................................     500,000       500,000
 Richmond Redevelopment and Housing Authority Housing Revenue, Belmont Apartments Project,
    Refunding, Weekly VRDN and Put, 1.35%, 4/01/07 ....................................................     195,000       195,000
 Roanoke IDA, Hospital Revenue, Roanoke Memorial Hospital Project,
    Series C, Weekly VRDN and Put, 1.75%, 7/01/19 .....................................................   2,240,000     2,240,000
    Series D, Daily VRDN and Put, 1.75%, 7/01/19 ......................................................     250,000       250,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,185,000) .......................................................                 5,185,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $436,144,611) 99.5% ..........................................................               453,927,060
 OTHER ASSETS, LESS LIABILITIES .5% ...................................................................                 2,252,910
                                                                                                                     ------------
 NET ASSETS 100.0% ....................................................................................              $456,179,970
                                                                                                                     ------------


See glossary of terms on page 105.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


104                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES     -Adjustable Convertible Exempt Securities
AMBAC    -American Municipal Bond Assurance Corp.
BAN      -Bond Anticipation Noted
CDA      -Community Development Authority/Agency
CDAR     -Community Development Authority/Agency Revenue
CDD      -Community Development District
COP      -Certificate of Participation
EDA      -Economic Development Authority
EDC      -Economic Development Corp.
EDR      -Economic Development Revenue
ETM      -Escrow to Maturity
FGIC     -Financial Guaranty Insurance Co.
FHA      -Federal Housing Authority/Agency
FNMA     -Federal National Mortgage Association
FSA      -Financial Security Assistance
GNMA     -Government National Mortgage Association
GO       -General Obligation
HDA      -Housing Development Authority/Agency
HDC      -Housing Development Corporation
HFA      -Housing Finance Authority/Agency
HFAR     -Housing Finance Authority Revenue
HFC      -Housing Finance Corp.
HMR      -Housing Mortgage Revenue
IDA      -Industrial Development Authority/Agency
IDAR     -Industrial Development Authority/Agency Revenue
IDB      -Industrial Development Board
IDBR     -Industrial Development Board Revenue
IDC      -Industrial Development Corp.
IDR      -Industrial Development Revenue
ISD      -Independent School District
LLC      -Limited Liability Corporation
MAC      -Municipal Assistance Corporation
MBIA     -Municipal Bond Investors Assurance Corp.
MF       -Multi-Family
MFH      -Multi-Family Housing
MFHR     -Multi-Family Housing Revenue
MFMR     -Multi-Family Mortgage Revenue
MFR      -Multi-Family Revenue
PBA      -Public Building Authority
PCFA     -Pollution Control Financing Authority
PCR      -Pollution Control Revenue
PFAR     -Public Financing Authority Revenue
SF       -Single Family
SFHR     -Single Family Housing Revenue
SFM      -Single Family Mortgage
SFMHR    -Single Family Mortgage Housing Revenue
SFMR     -Single Family Mortgage Revenue
SFR      -Single Family Revenue
VHA      -Veterans Housing Administration
VRDN     -Variable Rate Demand Note
ZERO CPN.-zero coupon

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002 (UNAUDITED)


                                                                                         FRANKLIN                 FRANKLIN
                                                                                     ALABAMA TAX-FREE        FLORIDA TAX-FREE
                                                                                        INCOME FUND             INCOME FUND
                                                                                    -------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................       $231,113,467          $1,655,652,719
                                                                                       -------------------------------------
  Value ........................................................................        242,656,727           1,769,079,785
 Cash ..........................................................................            126,649                 224,795
 Receivables:
  Capital shares sold ..........................................................            392,838               4,302,337
  Interest .....................................................................          3,647,300              26,747,395
                                                                                       -------------------------------------
      Total assets .............................................................        246,823,514           1,800,354,312
                                                                                       -------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................                 --              19,365,076
  Capital shares redeemed ......................................................            595,219               2,587,977
  Affiliates ...................................................................            164,651               1,017,705
  Shareholders .................................................................             67,826                 905,579
 Distributions to shareholders .................................................            313,986               2,282,280
 Other liabilities .............................................................                 --                  29,891
                                                                                       -------------------------------------
      Total liabilities ........................................................          1,141,682              26,188,508
                                                                                       -------------------------------------
       Net assets, at value ....................................................       $245,681,832          $1,774,165,804
                                                                                       -------------------------------------
Net assets consist of:
 Undistributed net investment income ...........................................       $   (227,447)         $   (1,507,284)
 Net unrealized appreciation ...................................................         11,543,260             113,427,066
 Accumulated net realized loss .................................................        (10,173,083)             (7,579,466)
 Capital shares ................................................................        244,539,102           1,669,825,488
                                                                                       -------------------------------------
       Net assets, at value ....................................................       $245,681,832          $1,774,165,804
                                                                                       -------------------------------------

CLASS A:
 Net assets, at value ..........................................................       $224,502,036          $1,628,331,227
                                                                                       -------------------------------------
 Shares outstanding ............................................................         19,817,944             137,330,770
                                                                                       -------------------------------------
 Net asset value per sharea ....................................................             $11.33                  $11.86
                                                                                       -------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $11.83                  $12.39
                                                                                       -------------------------------------
CLASS B:
 Net assets, at value ..........................................................                 --          $   43,597,776
                                                                                       -------------------------------------
 Shares outstanding ............................................................                 --               3,658,329
                                                                                       -------------------------------------
 Net asset value and maximum offering price per share ..........................                 --                  $11.92
                                                                                       -------------------------------------
CLASS C:
 Net assets, at value ..........................................................       $ 21,179,796          $  102,236,801
                                                                                       -------------------------------------
 Shares outstanding ............................................................          1,857,435               8,535,987
                                                                                       -------------------------------------
 Net asset value per sharea ....................................................             $11.40                  $11.98
                                                                                       -------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $11.52                  $12.10
                                                                                       -------------------------------------




                                                                                          FRANKLIN               FRANKLIN
                                                                                      GEORGIA TAX-FREE      KENTUCKY TAX-FREE
                                                                                         INCOME FUND            INCOME FUND
                                                                                    -----------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................        $188,600,477          $ 98,245,572
                                                                                       -------------------------------------
  Value ........................................................................         197,667,332           102,030,856
 Cash ..........................................................................             490,085             1,471,912
 Receivables:
  Capital shares sold ..........................................................             190,074               293,188
  Interest .....................................................................           2,835,951             1,374,157
                                                                                        -----------------------------------
      Total assets .............................................................         201,183,442           105,170,113
                                                                                        -----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................                  --                    --
  Capital shares redeemed ......................................................             859,789                16,000
  Affiliates ...................................................................             147,239                51,310
  Shareholders .................................................................              55,015                43,375
 Distributions to shareholders .................................................             271,680               130,736
 Other liabilities .............................................................               3,400                 3,693
                                                                                        -----------------------------------
      Total liabilities ........................................................           1,337,123               245,114
                                                                                        -----------------------------------
       Net assets, at value ....................................................        $199,846,319          $104,924,999
                                                                                        -----------------------------------
Net assets consist of:
 Undistributed net investment income ...........................................        $   (193,202)         $    (75,866)
 Net unrealized appreciation ...................................................           9,066,855             3,785,284
 Accumulated net realized loss .................................................          (2,261,898)           (1,462,913)
 Capital shares ................................................................         193,234,564           102,678,494
                                                                                        -----------------------------------
       Net assets, at value ....................................................        $199,846,319          $104,924,999
                                                                                        -----------------------------------
CLASS A:
 Net assets, at value ..........................................................        $170,395,729          $104,924,999
                                                                                        -----------------------------------
 Shares outstanding ............................................................          14,296,758             9,303,117
                                                                                        -----------------------------------
 Net asset value per sharea ....................................................              $11.92                $11.28
                                                                                        -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..              $12.45                $11.78
                                                                                        -----------------------------------
CLASS B:
 Net assets, at value ..........................................................                  --                    --
                                                                                        -----------------------------------
 Shares outstanding ............................................................                  --                    --
                                                                                        -----------------------------------
 Net asset value and maximum offering price per share ..........................                  --                    --
                                                                                        -----------------------------------
CLASS C:
 Net assets, at value ..........................................................        $ 29,450,590                    --
                                                                                        -----------------------------------
 Shares outstanding ............................................................           2,452,827                    --
                                                                                        -----------------------------------
 Net asset value per sharea ....................................................              $12.01                    --
                                                                                        -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....              $12.13                    --
                                                                                        -----------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

106                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)


                                                                                         FRANKLIN                FRANKLIN
                                                                                    LOUISIANA TAX-FREE       MARYLAND TAX-FREE
                                                                                        INCOME FUND             INCOME FUND
                                                                                    -----------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................      $ 185,757,567          $  323,706,777
                                                                                      --------------------------------------
  Value ........................................................................        193,793,375             341,538,685
 Cash ..........................................................................            724,729                 623,814
 Receivables:
  Capital shares sold ..........................................................            171,345               1,236,205
  Interest .....................................................................          2,939,656               4,564,850
                                                                                      --------------------------------------
      Total assets .............................................................        197,629,105             347,963,554
                                                                                      --------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................          3,505,180                      --
  Capital shares redeemed ......................................................             22,764                 726,157
  Affiliates ...................................................................            129,714                 221,776
  Shareholders .................................................................             65,364                 141,053
 Distributions to shareholders .................................................            245,910                 428,151
 Other liabilities .............................................................                 --                      --
                                                                                      --------------------------------------
      Total liabilities ........................................................          3,968,932               1,517,137
                                                                                      --------------------------------------
       Net assets, at value ....................................................      $ 193,660,173          $  346,446,417
                                                                                      --------------------------------------

Net assets consist of:
 Undistributed net investment income ...........................................      $    (137,089)         $       18,303
 Net unrealized appreciation ...................................................          8,035,808              17,831,908
 Accumulated net realized loss .................................................         (1,503,352)             (2,029,149)
 Capital shares ................................................................        187,264,806             330,625,355
                                                                                      --------------------------------------
       Net assets, at value ....................................................      $ 193,660,173          $  346,446,417
                                                                                      --------------------------------------
CLASS A:
 Net assets, at value ..........................................................      $ 175,125,005          $  304,064,510
                                                                                      --------------------------------------
 Shares outstanding ............................................................         15,239,578              26,006,370
                                                                                      --------------------------------------
 Net asset value per sharea ....................................................             $11.49                  $11.69
                                                                                      --------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $12.00                  $12.21
                                                                                      --------------------------------------
CLASS C:
 Net assets, at value ..........................................................      $  18,535,168          $   42,381,907
                                                                                      --------------------------------------
 Shares outstanding ............................................................          1,600,329               3,588,634
                                                                                      --------------------------------------
 Net asset value per sharea ....................................................             $11.58                  $11.81
                                                                                      --------------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $11.70                  $11.93
                                                                                      --------------------------------------



                                                                                                             FRANKLIN
                                                                                        FRANKLIN           NORTH CAROLINA
                                                                                    MISSOURI TAX-FREE         TAX-FREE
                                                                                       INCOME FUND           INCOME FUND
                                                                                    --------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................................       $470,227,800          $448,554,056
                                                                                       -----------------------------------
  Value ........................................................................        493,279,839           472,083,735
 Cash ..........................................................................             52,231                50,481
 Receivables:
  Capital shares sold ..........................................................          1,495,383               761,073
  Interest .....................................................................          7,161,115             5,981,666
                                                                                       -----------------------------------
      Total assets .............................................................        501,988,568           478,876,955
Liabilities:
 Payables:
  Investment securities purchased ..............................................          1,750,913               988,385
  Capital shares redeemed ......................................................            183,976               708,054
  Affiliates ...................................................................            311,610               308,849
  Shareholders .................................................................            201,503               171,356
 Distributions to shareholders .................................................            618,101               577,595
 Other liabilities .............................................................                 --                16,117
                                                                                       -----------------------------------
      Total liabilities ........................................................          3,066,103             2,770,356
                                                                                       -----------------------------------
       Net assets, at value ....................................................       $498,922,465          $476,106,599

Net assets consist of:
 Undistributed net investment income ...........................................       $   (307,033)         $   (229,902)
 Net unrealized appreciation ...................................................         23,052,040            23,529,679
 Accumulated net realized loss .................................................         (1,946,259)           (3,533,370)
 Capital shares ................................................................        478,123,717           456,340,192
                                                                                       -----------------------------------
       Net assets, at value ....................................................       $498,922,465          $476,106,599
                                                                                       -----------------------------------
CLASS A:
 Net assets, at value ..........................................................       $449,301,635          $405,289,976
                                                                                       -----------------------------------
 Shares outstanding ............................................................         37,012,606            33,432,684
                                                                                       -----------------------------------
 Net asset value per sharea ....................................................             $12.14                $12.12
                                                                                       -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) ..             $12.68                $12.66
                                                                                       -----------------------------------
CLASS C:
 Net assets, at value ..........................................................       $ 49,620,830          $ 70,816,623
                                                                                       -----------------------------------
 Shares outstanding ............................................................          4,067,839             5,793,982
                                                                                       -----------------------------------
 Net asset value per sharea ....................................................             $12.20                $12.22
                                                                                       -----------------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) .....             $12.32                $12.34
                                                                                       -----------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.                    107

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)


                                                                                            FRANKLIN          FRANKLIN
                                                                                          TEXAS TAX-FREE  VIRGINIA TAX-FREE
                                                                                           INCOME FUND       INCOME FUND
                                                                                          ---------------------------------
Assets:
 Investments in securities:
  Cost ................................................................................     $106,747,704    $436,144,611
                                                                                            -----------------------------
  Value ...............................................................................      106,393,640     453,927,060
 Cash .................................................................................          890,738          14,821
 Receivables:
  Capital shares sold .................................................................          210,180         877,535
  Interest ............................................................................        1,854,870       5,687,887
                                                                                            -----------------------------
      Total assets ....................................................................      109,349,428     460,507,303
                                                                                            -----------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................               --       3,032,500
  Capital shares redeemed .............................................................            8,860         308,831
  Affiliates ..........................................................................           81,758         278,510
  Shareholders ........................................................................          108,366         137,660
 Distributions to shareholders ........................................................          143,622         569,832
 Other liabilities ....................................................................            2,268              --
                                                                                            -----------------------------
      Total liabilities ...............................................................          344,874       4,327,333
                                                                                            -----------------------------
       Net assets, at value ...........................................................     $109,004,554    $456,179,970
                                                                                            -----------------------------
Net assets consist of:
 Undistributed net investment income ..................................................     $   (103,414)   $   (241,794)
 Net unrealized appreciation (depreciation) ...........................................         (354,065)     17,782,449
 Accumulated net realized loss ........................................................       (2,131,692)     (4,510,751)
 Capital shares .......................................................................      111,593,725     443,150,066
                                                                                            -----------------------------
       Net assets, at value ...........................................................     $109,004,554    $456,179,970
                                                                                            -----------------------------
CLASS A:
 Net assets, at value .................................................................     $103,917,374    $418,448,669
                                                                                            -----------------------------
 Shares outstanding ...................................................................        9,861,467      36,015,649
                                                                                            -----------------------------
 Net asset value per sharea ...........................................................           $10.54          $11.62
                                                                                            -----------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 95.75%) .........           $11.01          $12.14
                                                                                            -----------------------------
CLASS C:
 Net assets, at value .................................................................      $ 5,087,180    $ 37,731,301
                                                                                            -----------------------------
 Shares outstanding ...................................................................          475,425       3,221,046
                                                                                            -----------------------------
 Net asset value per sharea ...........................................................           $10.70          $11.71
                                                                                            -----------------------------
 Maximum offering price per share (net asset value per share (DIVIDE) 99%) ............           $10.81          $11.83
                                                                                            -----------------------------

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



108                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)


                                                                 FRANKLIN         FRANKLIN           FRANKLIN           FRANKLIN
                                                             ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                                INCOME FUND      INCOME FUND        INCOME FUND       INCOME FUND
                                                            ------------------------------------------------------------------------
Investment income:
 Interest ................................................      $6,614,466       $48,068,641        $5,376,074        $2,654,651
                                                            ------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................         653,065         4,012,405           547,295           311,006
 Distribution fees (Note 3)
  Class A ................................................         108,636           805,944            84,070            49,849
  Class B ................................................              --           120,742                --                --
  Class C ................................................          62,961           307,788            85,848                --
 Transfer agent fees (Note 3) ............................          51,670           310,571            47,683            18,466
 Custodian fees ..........................................           1,168             8,610               979               486
 Reports to shareholders .................................           8,867            41,535             7,538             5,175
 Registration and filing fees ............................           3,651            11,251             3,295             1,053
 Professional fees .......................................           7,350            17,590             6,983             6,473
 Trustees' fees and expenses .............................           1,292             9,358             1,029               500
 Other ...................................................           8,333            33,653             8,185             6,506
                                                            ------------------------------------------------------------------------
      Total expenses .....................................         906,993         5,679,447           792,905           399,514
      Expenses waived/paid by affiliate (Note 3) .........              --                --                --          (100,967)
                                                            ------------------------------------------------------------------------
       Net expenses ......................................         906,993         5,679,447           792,905           298,547
                                                            ------------------------------------------------------------------------
        Net investment income ............................       5,707,473        42,389,194         4,583,169         2,356,104
                                                            ------------------------------------------------------------------------
Realized and unrealized gains (losses):

  Net realized gain (loss) from investments ..............        (860,648)        5,464,680            43,475            57,772
  Net unrealized appreciation on investments .............       3,388,774        16,199,345           958,881         1,360,391
                                                            ------------------------------------------------------------------------
Net realized and unrealized gain .........................       2,528,126        21,664,025         1,002,356         1,418,163
                                                            ------------------------------------------------------------------------
Net increase in net assets resulting from operations .....      $8,235,599       $64,053,219        $5,585,525        $3,774,267
                                                            ------------------------------------------------------------------------

                     See notes to financial statements.                      109

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)

                                                                                                                         FRANKLIN
                                                                 FRANKLIN            FRANKLIN           FRANKLIN      NORTH CAROLINA
                                                            LOUISIANA TAX-FREE   MARYLAND TAX-FREE  MISSOURI TAX-FREE    TAX-FREE
                                                                INCOME FUND         INCOME FUND        INCOME FUND     INCOME FUND
                                                            ------------------------------------------------------------------------
Investment income:
 Interest .................................................     $5,255,104         $ 8,803,482         $13,011,213     $12,229,651
                                                              ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................        530,323             860,608           1,199,479       1,152,792
 Distribution fees (Note 3)
  Class A .................................................         83,944             144,932             216,949         197,332
  Class C .................................................         55,419             117,257             141,127         200,839
 Transfer agent fees (Note 3) .............................         38,594              77,753             105,502          98,720
 Custodian fees ...........................................            905               1,503               2,297           2,116
 Reports to shareholders ..................................          6,286              11,306              14,489          14,950
 Registration and filing fees .............................          1,727               3,824               5,110           3,004
 Professional fees ........................................          5,108               8,363               8,728           9,869
 Trustees' fees and expenses ..............................          1,040               1,359               2,316           2,278
 Other ....................................................          6,971               9,124              12,988          12,522
                                                              ----------------------------------------------------------------------
      Total expenses ......................................        730,317           1,236,029           1,708,985       1,694,422
                                                              ----------------------------------------------------------------------
        Net investment income .............................      4,524,787           7,567,453          11,302,228      10,535,229
                                                              ----------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...............         76,470              29,840            (207,533)        473,483
  Net unrealized appreciation on investments ..............      1,750,984           5,219,671           6,199,825       6,099,788
                                                              ----------------------------------------------------------------------
Net realized and unrealized gain ..........................      1,827,454           5,249,511           5,992,292       6,573,271
                                                              ----------------------------------------------------------------------
Net increase in net assets resulting from operations ......     $6,352,241         $12,816,964         $17,294,520     $17,108,500
                                                              ----------------------------------------------------------------------


110                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE PERIOD ENDED AUGUST 31, 2002 (UNAUDITED)


                                                                    FRANKLIN           FRANKLIN
                                                                 TEXAS TAX-FREE    VIRGINIA TAX-FREE
                                                                   INCOME FUND        INCOME FUND
                                                                 ----------------------------------
Investment income:
 Interest .................................................        $3,119,241         $11,873,074
                                                                 ----------------------------------
Expenses:
 Management fees (Note 3) .................................           329,815           1,109,020
 Distribution fees (Note 3)
  Class A .................................................            46,421             201,477
  Class C .................................................            14,773             113,269
 Transfer agent fees (Note 3) .............................            28,812             105,530
 Custodian fees ...........................................               543               2,122
 Reports to shareholders ..................................             5,207              13,346
 Registration and filing fees .............................             9,503               3,740
 Professional fees ........................................             7,000              10,132
 Trustees' fees and expenses ..............................               520               2,149
 Other ....................................................             5,139              12,259
                                                                 ----------------------------------
      Total expenses ......................................           447,733           1,573,044
                                                                 ----------------------------------
       Net investment income ..............................         2,671,508          10,300,030
                                                                 ----------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments ...............          (260,058)            384,657
  Net unrealized appreciation on investments ..............           646,340           3,440,783
                                                                 ----------------------------------
Net realized and unrealized gain ..........................           386,282           3,825,440
                                                                 ----------------------------------
Net increase in net assets resulting from operations ......        $3,057,790         $14,125,470
                                                                 ----------------------------------

                     See notes to financial statements.                      111

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002
(UNAUDITED) AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                             FRANKLIN ALABAMA
                                                                           TAX-FREE INCOME FUND
                                                                    -----------------------------------
                                                                       SIX MONTHS           YEAR
                                                                          ENDED             ENDED
                                                                    AUGUST 31, 2002   FEBRUARY 28, 2002
                                                                    -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................  $  5,707,473        $ 11,429,693
  Net realized gain (loss) from investments ......................      (860,648)             45,720
  Net unrealized appreciation on investments .....................     3,388,774           2,751,996
                                                                    ----------------------------------
      Net increase in net assets resulting from operations .......     8,235,599          14,227,409

 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................    (5,335,996)        (10,700,336)
   Class B .......................................................            --                  --
   Class C .......................................................      (427,694)           (703,000)
                                                                    ----------------------------------
 Total distributions to shareholders .............................    (5,763,690)        (11,403,336)
 Capital share transactions: (Note 2)
   Class A .......................................................     6,606,728           2,823,374
   Class B .......................................................            --                  --
   Class C .......................................................     2,492,529           3,790,063
                                                                    ----------------------------------
 Total capital share transactions ................................     9,099,257           6,613,437
      Net increase in net assets .................................    11,571,166           9,437,510
Net assets

 Beginning of period .............................................   234,110,666         224,673,156
                                                                    ----------------------------------
 End of period ...................................................  $245,681,832        $234,110,666
                                                                    ----------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................  $   (227,447)       $   (171,230)
                                                                    ----------------------------------


                                                                           FRANKLIN FLORIDA
                                                                         TAX-FREE INCOME FUND
                                                                    ----------------------------------
                                                                      SIX MONTHS           YEAR
                                                                         ENDED            ENDED
                                                                    AUGUST 31, 2002  FEBRUARY 28, 2002
                                                                    ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................  $   42,389,194     $   83,916,859
  Net realized gain (loss) from investments ......................       5,464,680           (152,470)
  Net unrealized appreciation on investments .....................      16,199,345         27,147,509
                                                                    -----------------------------------
      Net increase in net assets resulting from operations .......      64,053,219        110,911,898

 Distributions to shareholders from:
  Net investment income:
   Class A .......................................................     (39,881,163)       (80,840,667)
   Class B .......................................................        (808,610)          (828,398)
   Class C .......................................................      (2,069,341)        (3,731,440)
                                                                    -----------------------------------
 Total distributions to shareholders .............................     (42,759,114)       (85,400,505)
 Capital share transactions: (Note 2)
   Class A .......................................................        (998,351)        47,425,161
   Class B .......................................................      12,104,647         23,155,744
   Class C .......................................................      10,048,910         15,424,527
                                                                    -----------------------------------
 Total capital share transactions ................................      21,155,206         86,005,432
      Net increase in net assets .................................      42,449,311        111,516,825
Net assets

 Beginning of period .............................................   1,731,716,493      1,620,199,668
                                                                    -----------------------------------
 End of period ...................................................  $1,774,165,804     $1,731,716,493
                                                                    -----------------------------------
Undistributed net investment income included in net assets:
 End of period ...................................................  $   (1,507,284)    $   (1,137,364)
                                                                    -----------------------------------




112                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                        FRANKLIN GEORGIA
                                                                      TAX-FREE INCOME FUND
                                                                -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 20022
                                                                -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  4,583,169        $  8,934,087
  Net realized gain (loss) from investments ...................       43,475             369,743
  Net unrealized appreciation on investments ..................      958,881           1,716,012
                                                                ----------------------------------
      Net increase in net assets resulting from operations ....    5,585,525          11,019,842

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (4,023,755)         (8,112,422)
   Class C ....................................................     (562,747)           (876,577)
                                                                ----------------------------------
 Total distributions to shareholders ..........................   (4,586,502)         (8,988,999)
 Capital share transactions: (Note 2)
   Class A ....................................................       95,689           4,313,986
   Class C ....................................................    4,590,305           7,683,794
                                                                ----------------------------------
 Total capital share transactions .............................    4,685,994          11,997,780
      Net increase in net assets ..............................    5,685,017          14,028,623
Net assets

 Beginning of period ..........................................  194,161,302         180,132,679
                                                                ----------------------------------
 End of period ................................................ $199,846,319        $194,161,302
                                                                ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $   (193,202)       $   (189,869)
                                                                ----------------------------------

                                                                       FRANKLIN KENTUCKY
                                                                     TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED             ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  2,356,104        $ 4,278,172
  Net realized gain (loss) from investments ...................       57,772           (401,781)
  Net unrealized appreciation on investments ..................    1,360,391          1,181,237
                                                               ----------------------------------
      Net increase in net assets resulting from operations ....    3,774,267          5,057,628

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (2,365,233)        (4,305,155)
   Class C ....................................................           --                 --
                                                               ----------------------------------
 Total distributions to shareholders ..........................   (2,365,233)        (4,305,155)
 Capital share transactions: (Note 2)
   Class A ....................................................    7,217,041         19,177,584
   Class C ....................................................           --                 --
                                                               ----------------------------------
 Total capital share transactions .............................    7,217,041         19,177,584
      Net increase in net assets ..............................    8,626,075         19,930,057
Net assets

 Beginning of period ..........................................   96,298,924         76,368,867
                                                               ----------------------------------
 End of period ................................................ $104,924,999        $96,298,924
                                                               ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $    (75,866)       $   (66,737)
                                                               ----------------------------------



                       See notes to financial statements.                    113

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                        FRANKLIN LOUISIANA
                                                                      TAX-FREE INCOME FUND
                                                                ----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                    ENDED             ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $  4,524,787        $  8,672,526
  Net realized gain (loss) from investments ..................        76,470              96,862
  Net unrealized appreciation on investments .................     1,750,984           2,541,561
                                                                ---------------------------------
      Net increase in net assets resulting from operations ...     6,352,241          11,310,949

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................    (4,144,590)         (8,055,779)
   Class C ...................................................      (366,494)           (647,018)
                                                                ---------------------------------
 Total distributions to shareholders .........................    (4,511,084)         (8,702,797)
 Capital share transactions: (Note 2)
   Class A ...................................................     5,566,422          10,775,720
   Class C ...................................................     2,296,379           3,398,647
                                                                ---------------------------------
 Total capital share transactions ............................     7,862,801          14,174,367
      Net increase in net assets .............................     9,703,958          16,782,519
Net assets

 Beginning of period .........................................   183,956,215         167,173,696
                                                                ---------------------------------
 End of period ...............................................  $193,660,173        $183,956,215
                                                                ---------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (137,089)       $   (150,792)
                                                                ---------------------------------


                                                                       FRANKLIN MARYLAND
                                                                      TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                    ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................   $  7,567,453       $ 13,907,321
  Net realized gain (loss) from investments ..................         29,840             (4,838)
  Net unrealized appreciation on investments .................      5,219,671          4,043,121
                                                               ----------------------------------
      Net increase in net assets resulting from operations ...     12,816,964         17,945,604

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................     (6,861,841)       (12,838,697)
   Class C ...................................................       (756,502)        (1,158,737)
                                                               ----------------------------------
 Total distributions to shareholders .........................     (7,618,343)       (13,997,434)
 Capital share transactions: (Note 2)
   Class A ...................................................     18,367,821         28,610,176
   Class C ...................................................      8,481,138         10,329,515
                                                               ----------------------------------
 Total capital share transactions ............................     26,848,959         38,939,691
      Net increase in net assets .............................     32,047,580         42,887,861
Net assets

 Beginning of period .........................................    314,398,837        271,510,976
                                                               ----------------------------------
 End of period ...............................................   $346,446,417       $314,398,837
                                                               ----------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................   $     18,303       $     69,193
                                                               ----------------------------------





114                        See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002


                                                                       FRANKLIN MISSOURI
                                                                     TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS            YEAR
                                                                   ENDED              ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $ 11,302,228        $ 21,059,961
  Net realized gain (loss) from investments ..................      (207,533)          1,674,887
  Net unrealized appreciation on investments .................     6,199,825           6,906,721
                                                                ---------------------------------
      Net increase in net assets resulting from operations ...    17,294,520          29,641,569

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................   (10,548,490)        (19,746,184)
   Class C ...................................................      (948,357)         (1,508,866)
                                                                ---------------------------------
 Total distributions to shareholders .........................   (11,496,847)        (21,255,050)
 Capital share transactions: (Note 2)
   Class A ...................................................    18,304,256          44,906,663
   Class C ...................................................     8,012,139          11,630,382
                                                                ---------------------------------
 Total capital share transactions ............................    26,316,395          56,537,045
      Net increase in net assets .............................    32,114,068          64,923,564
Net assets

 Beginning of period .........................................   466,808,397         401,884,833
                                                                ---------------------------------
 End of period ...............................................  $498,922,465        $466,808,397
                                                                ---------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (307,033)       $   (112,414)
                                                                ---------------------------------





                                                                     FRANKLIN NORTH CAROLINA
                                                                      TAX-FREE INCOME FUND
                                                               -----------------------------------
                                                                 SIX MONTHS             YEAR
                                                                   ENDED               ENDED
                                                               AUGUST 31, 2002   FEBRUARY 28, 2002
                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................  $ 10,535,229       $ 20,031,161
  Net realized gain (loss) from investments ..................       473,483            616,785
  Net unrealized appreciation on investments .................     6,099,788          6,184,485
                                                                --------------------------------
      Net increase in net assets resulting from operations ...    17,108,500         26,832,431

 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................    (9,328,782)       (18,279,079)
   Class C ...................................................    (1,297,343)        (2,178,794)
                                                                --------------------------------
 Total distributions to shareholders .........................   (10,626,125)       (20,457,873)
 Capital share transactions: (Note 2)
   Class A ...................................................    11,407,916         40,469,665
   Class C ...................................................    11,935,078         13,558,636
                                                                --------------------------------
 Total capital share transactions ............................    23,342,994         54,028,301
      Net increase in net assets .............................    29,825,369         60,402,859
Net assets

 Beginning of period .........................................   446,281,230        385,878,371
                                                                --------------------------------
 End of period ...............................................  $476,106,599       $446,281,230
                                                                --------------------------------
Undistributed net investment income included in net assets:
 End of period ...............................................  $   (229,902)      $   (139,006)
                                                                --------------------------------


                     See notes to financial statements.                      115

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002




                                                                         FRANKLIN TEXAS
                                                                       TAX-FREE INCOME FUND
                                                                ------------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED              ENDED
                                                                AUGUST 31, 2002    FEBRUARY 28, 2002
                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................... $  2,671,508        $  5,592,163
  Net realized gain (loss) from investments ...................     (260,058)           (280,834)
  Net unrealized appreciation (depreciation) on investments ...      646,340            (797,341)

                                                                ----------------------------------
      Net increase in net assets resulting from operations ....    3,057,790           4,513,988

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................   (2,563,496)         (5,401,583)
   Class C ....................................................      (98,949)           (203,796)
                                                                ----------------------------------
 Total distributions to shareholders ..........................   (2,662,445)         (5,605,379)
 Capital share transactions: (Note 2)
   Class A ....................................................   (1,074,082)          2,659,947
   Class C ....................................................      624,684              (6,028)
                                                                ----------------------------------
 Total capital share transactions .............................     (449,398)          2,653,919
      Net increase (decrease) in net assets ...................      (54,053)          1,562,528
Net assets
 Beginning of period ..........................................  109,058,607         107,496,079
                                                                ----------------------------------
 End of period ................................................ $109,004,554        $109,058,607
                                                                ----------------------------------
Undistributed net investment income included in net assets:
 End of period ................................................ $   (103,414)       $   (112,477)
                                                                ----------------------------------


                                                                       FRANKLIN VIRGINIA
                                                                      TAX-FREE INCOME FUND
                                                                ----------------------------------
                                                                  SIX MONTHS            YEAR
                                                                     ENDED             ENDED
                                                                AUGUST 31, 2002  FEBRUARY 28, 2002
                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................  $ 10,300,030       $ 19,705,700
  Net realized gain (loss) from investments ...................       384,657            347,704
  Net unrealized appreciation (depreciation) on investments ...     3,440,783          2,572,509

                                                                ---------------------------------
      Net increase in net assets resulting from operations ....    14,125,470         22,625,913

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................    (9,606,105)       (18,699,913)
   Class C ....................................................      (738,973)        (1,296,345)
                                                                ---------------------------------
 Total distributions to shareholders ..........................   (10,345,078)       (19,996,258)
 Capital share transactions: (Note 2)
   Class A ....................................................    19,422,679         36,567,051
   Class C ....................................................     3,406,301          9,008,872
                                                                ---------------------------------
 Total capital share transactions .............................    22,828,980         45,575,923
      Net increase (decrease) in net assets ...................    26,609,372         48,205,578
Net assets
 Beginning of period ..........................................   429,570,598        381,365,020
                                                                ---------------------------------
 End of period ................................................  $456,179,970       $429,570,598
                                                                ---------------------------------

Undistributed net investment income included in net assets:
 End of period ................................................  $   (241,794)      $   (196,746)
                                                                ---------------------------------




116                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                                   CLASS A & CLASS C                          CLASS A, CLASS B, & CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund Income Fund        Franklin Alabama Tax-Free Income Fund      Franklin Florida Tax-Free Fund
                                                          Franklin Georgia Tax-Free Income
                                                          Fund Franklin Louisiana Tax-Free
                                                          Income Fund Franklin Maryland
                                                          Tax-Free Income Fund Franklin
                                                          Missouri Tax-Free Income Fund
                                                          Franklin North Carolina Tax-Free
                                                          Income Fund Franklin Texas
                                                          Tax-Free Income Fund Franklin
                                                          Virginia Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                                                      FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   1,748,488   $ 19,491,866      7,649,600   $  89,097,758
 Shares issued in reinvestment of distributions ...............     201,807      2,249,579      1,083,695      12,614,206
 Shares redeemed ..............................................  (1,357,773)   (15,134,717)    (8,837,326)   (102,710,315)
                                                                 ---------------------------------------------------------
 Net increase (decrease) ......................................     592,522   $  6,606,728       (104,031)    $  (998,351)
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   1,903,329   $ 21,219,760     17,886,258   $ 207,704,465
 Shares issued in reinvestment of distributions ...............     391,557      4,362,372      2,049,033      23,818,937
 Shares redeemed ..............................................  (2,046,047)   (22,758,758)   (15,830,793)   (184,098,241)
                                                                 ---------------------------------------------------------
 Net increase .................................................     248,839   $  2,823,374      4,104,498   $  47,425,161
                                                                 ---------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................                                 1,172,508   $  13,718,412
 Shares issued in reinvestment of distributions ...............                                    35,490         415,455
 Shares redeemed ..............................................                                  (172,773)     (2,029,220)
                                                                                          --------------------------------
 Net increase .................................................                                 1,035,225   $  12,104,647
                                                                                          --------------------------------
Year ended February 28, 2002
 Shares sold ..................................................                                 2,057,412   $  24,027,874
 Shares issued in reinvestment of distributions ...............                                    38,691         452,438
 Shares redeemed ..............................................                                  (113,302)     (1,324,568)
                                                                                          --------------------------------
 Net increase .................................................                                 1,982,801   $  23,155,744
                                                                                          --------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     387,298   $  4,353,906      1,312,185   $  15,457,505
 Shares issued in reinvestment of distributions ...............      16,647        186,853         79,851         939,170
 Shares redeemed ..............................................    (182,154)    (2,048,230)      (540,078)     (6,347,765)
                                                                 ---------------------------------------------------------
 Net increase .................................................     221,791   $  2,492,529        851,958   $  10,048,910
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................     517,391   $  5,806,178      2,227,645   $  26,173,881
 Shares issued in reinvestment of distributions ...............      28,344        317,846        135,605       1,591,562
 Shares redeemed ..............................................    (209,353)    (2,333,961)    (1,050,393)    (12,340,916)
                                                                 ---------------------------------------------------------
 Net increase .................................................     336,382   $  3,790,063      1,312,857   $  15,424,527
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                      FRANKLIN GEORGIA             FRANKLIN KENTUCKY
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................   1,101,843   $ 12,958,755        938,967     $10,437,685
 Shares issued in reinvestment of distributions ...............     174,060      2,045,482         91,510       1,014,667
 Shares redeemed ..............................................  (1,271,594)   (14,908,548)      (381,578)     (4,235,311)
                                                                 ---------------------------------------------------------
 Net increase .................................................       4,309       $ 95,689        648,899     $ 7,217,041
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   1,901,825   $ 22,414,349      2,088,267     $23,133,241
 Shares issued in reinvestment of distributions ...............     356,854      4,209,728        179,503       1,987,550
 Shares redeemed ..............................................  (1,888,765)   (22,310,091)      (536,963)     (5,943,207)
                                                                 ---------------------------------------------------------
 Net increase .................................................     369,914   $  4,313,986      1,730,807     $19,177,584
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     479,006   $  5,680,657
 Shares issued in reinvestment of distributions ...............      27,651        327,402
 Shares redeemed ..............................................    (119,599)    (1,417,754)
                                                                 --------------------------
 Net increase .................................................     387,058   $  4,590,305
                                                                 --------------------------
Year ended February 28, 2002
 Shares sold ..................................................     831,761   $  9,898,043
 Shares issued in reinvestment of distributions ...............      40,162        477,352
 Shares redeemed ..............................................    (226,796)    (2,691,601)
                                                                 --------------------------
 Net increase .................................................     645,127   $  7,683,794
                                                                 --------------------------

                                                                     FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     999,062   $ 11,314,920      2,692,464   $  30,967,816
 Shares issued in reinvestment of distributions ...............     180,773      2,046,641        333,909       3,834,875
 Shares redeemed ..............................................    (689,817)    (7,795,139)    (1,434,079)    (16,434,870)
                                                                 ---------------------------------------------------------
 Net increase .................................................     490,018   $  5,566,422      1,592,294   $  18,367,821
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................   2,562,858   $ 28,906,767      4,608,486   $  52,739,853
 Shares issued in reinvestment of distributions ...............     322,698      3,643,943        618,246       7,068,450
 Shares redeemed ..............................................  (1,933,588)   (21,774,990)    (2,731,713)    (31,198,127)
                                                                 ---------------------------------------------------------
 Net increase .................................................     951,968   $ 10,775,720      2,495,019   $  28,610,176
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..................................................     216,897   $  2,474,334        916,499   $  10,658,558
 Shares issued in reinvestment of distributions ...............      15,623        178,317         40,800         473,254
 Shares redeemed ..............................................     (31,183)      (356,272)      (229,103)     (2,650,674)
                                                                 ---------------------------------------------------------
 Net increase .................................................     201,337   $  2,296,379        728,196   $   8,481,138
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..................................................     392,037   $  4,458,059      1,107,623   $  12,800,821
 Shares issued in reinvestment of distributions ...............      27,257        310,124         68,404         789,391
 Shares redeemed ..............................................    (120,390)    (1,369,536)      (283,146)     (3,260,697)
                                                                 ---------------------------------------------------------
 Net increase .................................................     298,904   $  3,398,647        892,881   $  10,329,515
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                      FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ................................................     2,913,196   $ 34,745,282      2,928,847    $ 34,873,803
 Shares issued in reinvestment of distributions .............       419,144      4,993,164        421,092       5,005,908
 Shares redeemed ............................................    (1,803,108)   (21,434,190)    (2,390,597)    (28,471,795)
                                                                 ---------------------------------------------------------
 Net increase ...............................................     1,529,232   $ 18,304,256        959,342    $ 11,407,916
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ................................................     6,106,029   $ 72,567,433      5,920,326    $ 70,188,417
 Shares issued in reinvestment of distributions .............       775,306      9,207,621        804,765       9,534,609
 Shares redeemed ............................................    (3,103,953)   (36,868,391)    (3,312,035)    (39,253,361)
                                                                 ---------------------------------------------------------
 Net increase ...............................................     3,777,382   $ 44,906,663      3,413,056    $ 40,469,665
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ................................................       863,585   $ 10,365,787      1,425,955    $ 17,114,560
 Shares issued in reinvestment of distributions .............        48,458        580,384         64,268         770,274
 Shares redeemed ............................................      (246,161)    (2,934,032)      (497,847)     (5,949,756)
                                                                 ---------------------------------------------------------
 Net increase ...............................................       665,882   $  8,012,139        992,376    $ 11,935,078
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold ................................................     1,094,685   $ 13,069,392      1,683,998    $ 20,097,897
 Shares issued in reinvestment of distributions .............        80,109        955,934        114,967       1,372,578
 Shares redeemed ............................................      (200,165)    (2,394,944)      (661,037)     (7,911,839)
                                                                 ---------------------------------------------------------
 Net increase ...............................................       974,629   $ 11,630,382      1,137,928    $ 13,558,636
                                                                 ---------------------------------------------------------

                                                                       FRANKLIN TEXAS              FRANKLIN VIRGINIA
                                                                    TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                 ---------------------------------------------------------
                                                                    SHARES       AMOUNT           SHARES       AMOUNT
                                                                 ---------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold .................................................      488,049   $  5,083,232      2,851,741    $ 32,713,167
 Shares issued in reinvestment of distributions ..............      114,464      1,191,575        430,015       4,919,037
 Shares redeemed .............................................     (706,109)    (7,348,889)    (1,592,998)    (18,209,525)
                                                                 ---------------------------------------------------------
 Net increase (decrease) .....................................     (103,596)  $ (1,074,082)     1,688,758    $ 19,422,679
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................    1,253,755   $ 13,258,083      5,387,624    $ 61,924,622
 Shares issued in reinvestment of distributions ..............      216,787      2,290,452        810,410       9,304,109
 Shares redeemed .............................................   (1,220,244)   (12,888,588)    (3,016,599)    (34,661,680)
                                                                 ---------------------------------------------------------
 Net increase ................................................      250,298   $  2,659,947      3,181,435    $ 36,567,051
                                                                 ---------------------------------------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold .................................................      112,221   $  1,192,950        463,569    $  5,353,252
 Shares issued in reinvestment of distributions ..............        5,970         63,068         36,987         426,514
 Shares redeemed .............................................      (59,555)      (631,334)      (205,956)     (2,373,465)
                                                                 ---------------------------------------------------------
 Net increase ................................................       58,636   $    624,684        294,600    $  3,406,301
                                                                 ---------------------------------------------------------
Year ended February 28, 2002
 Shares sold .................................................      112,161   $  1,203,823        986,580    $ 11,408,657
 Shares issued in reinvestment of distributions ..............       12,801        137,274         65,672         759,900
 Shares redeemed .............................................     (125,368)    (1,347,125)      (273,035)     (3,159,685)
                                                                 ---------------------------------------------------------
 Net increase (decrease) .....................................         (406)  $     (6,028)       779,217    $  9,008,872
                                                                 ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
       --------------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and paid contingent deferred sales charges for the period as follows:


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                       ALABAMA       FLORIDA       GEORGIA      KENTUCKY       LOUISIANA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Net commissions paid (received) ....................   $32,929      $539,745       $37,560       $(9,803)       $26,728
Contingent deferred sales charges ..................   $ 3,396      $ 59,009       $ 2,699        $   --        $15,081

                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                      MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS        VIRGINIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Net commissions paid ...............................   $70,720       $65,234      $136,295       $25,007        $49,154
Contingent deferred sales charges ..................   $17,754       $13,346      $ 24,223       $ 4,831        $ 8,215

The Funds paid transfer agent fees of $883,301 of which $625,070 was paid to Investor Services.

4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                                       ALABAMA       FLORIDA       GEORGIA      KENTUCKY       LOUISIANA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND    INCOME FUND
                                                     --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2003 ............................................          $--           $--           $--    $  441,699     $  860,446
 2004 ............................................           --            --            --        65,389             --
 2005 ............................................           --            --            --       294,278             --
 2008 ............................................    1,941,746     5,064,848     1,458,712       305,529        545,898
 2009 ............................................      135,955     7,733,926       833,999            --        171,149
 2010 ............................................    7,179,861       245,369            --       413,791             --
                                                     --------------------------------------------------------------------
                                                     $9,257,562   $13,044,143    $2,292,711    $1,520,686     $1,577,493
                                                     --------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONT.)


                                                      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                      MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS       VIRGINIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                     INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Capital loss carryovers expiring in:
 2008 ...........................................    $  558,734           $--    $  397,992    $  839,227     $2,299,181
 2009 ...........................................     1,288,544     1,738,727     3,608,862       753,447      1,407,973
 2010 ...........................................       119,821            --            --       278,960      1,188,255
                                                     --------------------------------------------------------------------
                                                     $1,967,099    $1,738,727    $4,006,854    $1,871,634     $4,895,409
                                                     --------------------------------------------------------------------

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

        FRANKLIN            FRANKLIN            FRANKLIN
         ALABAMA            LOUISIANA           MARYLAND
        TAX-FREE            TAX-FREE            TAX-FREE
       INCOME FUND         INCOME FUND         INCOME FUND
       ---------------------------------------------------
         $54,872             $2,329              $91,891

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond workout costs.

At August 31, 2002, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                       FRANKLIN      FRANKLIN       FRANKLIN      FRANKLIN      FRANKLIN
                                                        ALABAMA       FLORIDA        GEORGIA      KENTUCKY      LOUISIANA
                                                       TAX-FREE      TAX-FREE       TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                                     -----------------------------------------------------------------------
Investments at cost ...............................  $231,080,407 $1,655,451,277  $188,577,712   $ 98,228,387  $185,713,057
                                                     -----------------------------------------------------------------------
Unrealized appreciation ...........................    12,644,278    115,309,995    10,927,962      4,577,322     9,549,138
Unrealized depreciation ...........................    (1,067,958)    (1,681,487)   (1,838,342)      (774,853)   (1,468,820)
                                                     -----------------------------------------------------------------------
Net unrealized appreciation .......................  $ 11,576,320 $  113,628,508  $  9,089,620   $  3,802,469  $  8,080,318
                                                     -----------------------------------------------------------------------

                                                       FRANKLIN        FRANKLIN     FRANKLIN       FRANKLIN      FRANKLIN
                                                       MARYLAND        MISSOURI  NORTH CAROLINA      TEXAS       VIRGINIA
                                                       TAX-FREE        TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                      INCOME FUND    INCOME FUND   INCOME FUND    INCOME FUND   INCOME FUND
                                                     -----------------------------------------------------------------------
Investments at cost ...............................  $323,683,927   $470,141,675  $448,520,651   $106,742,954  $436,119,386
                                                     -----------------------------------------------------------------------
Unrealized appreciation ...........................    17,906,729     24,905,703    24,025,287      5,708,552    19,840,040
Unrealized depreciation ...........................       (51,971)    (1,767,539)     (462,203)    (6,057,866)   (2,032,366)
                                                     -----------------------------------------------------------------------
Net unrealized appreciation (depreciation) ........  $ 17,854,758   $ 23,138,165  $ 23,563,084   $   (349,314) $ 17,807,674
                                                     -----------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2002 were as follows:


                                                       FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                        ALABAMA       FLORIDA       GEORGIA      KENTUCKY      LOUISIANA
                                                       TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Purchases .........................................   $33,335,605   $253,743,357  $11,528,686    $9,784,046   $19,662,304
Sales .............................................   $20,119,957   $230,586,494  $12,312,557    $5,275,790   $ 8,445,663

                                                       FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                       MARYLAND      MISSOURI   NORTH CAROLINA     TEXAS       VIRGINIA
                                                       TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                      INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                     --------------------------------------------------------------------
Purchases .........................................   $29,649,940    $64,215,804  $45,351,447   $10,443,510   $49,113,288
Sales .............................................   $ 4,986,350    $39,350,631  $24,694,390   $13,733,958   $27,061,332

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS



GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global
  Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International
  (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund2
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund Mutual Shares Fund



FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S.
  Government Securities Fund3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust4
Franklin Short-Intermediate
  U.S. Government Securities Fund3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund3
Franklin Federal Money Fund3,5
Franklin Money Fund3,5

TAX-FREE INCOME6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund7
Tax-Exempt Money Fund3,5



STATE-SPECIFIC
TAX-FREE INCOME6
Alabama
Arizona
California8
Colorado
Connecticut
Florida8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts7
Michigan7
Minnesota7
Missouri
New Jersey
New York8
North Carolina
Ohio7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton
  Variable Insurance
  Products Trust9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[GRAPHIC OMITTED]
FRANKLIN TEMPLETON LOGO ART

One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.





SEMIANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 S2002 10/02

[GRAPHIC OMITTED]
RECYCLE LOGO ART
PRINTED ON RECYCLED PAPER















SEMI
ANNUAL
REPORT

[PHOTO OF COUPLE OMITTED]

AUGUST 31, 2002

FRANKLIN TAX-FREE TRUST

     FRANKLIN ARIZONA TAX-FREE INCOME FUND

     FRANKLIN COLORADO TAX-FREE INCOME FUND

     FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

     FRANKLIN DOUBLE TAX-FREE INCOME FUND
     (FORMERLY FRANKLIN PUERTO RICO TAX-FREE INCOME FUND)

     FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

     FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

     FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

     FRANKLIN OREGON TAX-FREE INCOME FUND

     FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
===============================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

    [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
     INVESTMENTS

         THANK YOU FOR INVESTING WITH
     FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER THAT ALL
  SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
      WE APPRECIATE YOUR PAST SUPPORT
     AND LOOK FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OF SHEILA AMOROSO, CHARLES B JOHNSON AND RAFAEL R. COSTAS JR. OMITTED] CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

CONTENTS

Shareholder Letter ..............  1

Special Feature:
Understanding Your
Tax-Free Income Fund ............  4


FUND REPORTS
Franklin Arizona
Tax-Free Income Fund ............  8

Franklin Colorado
Tax-Free Income Fund ............ 14

Franklin Connecticut
Tax-Free Income Fund ............ 19

Franklin Double
Tax-Free Income Fund ............ 24

Franklin Federal
Intermediate-Term
Tax-Free Income Fund ............ 29

Franklin High Yield
Tax-Free Income Fund ............ 33

Franklin New Jersey
Tax-Free Income Fund ............ 38

Franklin Oregon
Tax-Free Income Fund ............ 44

Franklin Pennsylvania
Tax-Free Income Fund ............ 49

Municipal Bond Ratings .......... 55

Financial Highlights &
Statements of Investments ....... 57

Financial Statements ............120

Notes to Financial Statements ...131



FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

TAX-FREE INCOME HIGHLIGHTED


SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you Franklin Tax-Free Trust's semiannual report for the period ended August 31, 2002.

The U.S. economy began the six months under review growing at a healthy 5.0% annualized rate for the first quarter of 2002. However, growth slowed to a 1.3% annualized rate in the second quarter, reflecting a reduced pace of recovery. Tepid productivity, rising unemployment and a dearth of capital investment contributed to the slowdown. The Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy.

U.S. securities markets remained volatile during the period, as investors lacked conviction. As accounting scandals came to light and huge corporations declared bankruptcy, the stock markets sank. Stricter executive accountability and arrests of several executives began to restore confidence among investors, and the markets improved slightly near period-end. Overall for the six-month period, however, the major equity markets declined.


BOND MARKET OVERVIEW
For much of the six-month reporting period, fixed income markets, including municipal bonds, generally performed well, aided primarily by declining short-term interest rates and rising investor demand for the perceived safety of bonds versus stocks. Consequently, U.S. Treasuries outperformed the Standard & Poor's 500 Composite Index (S&P 500) during the period.(1) The bond market's progress was uneven, with prices rising when investors retreated from stocks and falling when they returned to equities. Bond prices and yields move in opposite directions; when prices rise, yields fall. For the six months ended August 31, 2002, the yield on the 10-year Treasury declined from 4.88% to 4.14% while the 30-year Treasury dropped from 5.42% to 4.93%.




1. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The municipal bond market ended the six-month reporting period with lower yields. The Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, yielded 5.25% at the beginning of the period and 5.12% on June 30, 2002.(2) Municipal bonds benefited from robust retail and institutional demand, and held up well despite an increase in new-issue supply. On August 31, 2002, the Bond Buyer 40 yielded 103% of the 30-year Treasury.2 Historically, municipal bonds have been considered relatively attractive when they yielded above 80%.

Looking forward, business investment and exports remain weak, offering little protection if consumer demand slows due to continuing layoffs, slower wage growth and rising energy prices. However, benign inflation and low interest rates, which so far have bolstered housing and retail sales, may continue to support an economic recovery. We expect the Fed to hold off raising interest rates until clear evidence of a sustainable recovery appears. As for our outlook for municipal bonds, demand should remain strong considering the large number of bond calls, maturities and coupon payments expected to be reinvested into the municipal bond market given their attractive tax-equivalent yields.

We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate. Municipal bond funds continue to be attractive for those investors seeking tax-free income. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.



--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?
FOR YIELD AND DISTRIBUTION RATE, THE TAXABLE EQUIVALENT IS THE AMOUNT A TAXABLE INVESTMENT WOULD HAVE TO EARN TO MATCH A TAX-FREE INVESTMENT SUCH AS MUNICIPAL BONDS.* YOU CAN FIND YOUR FUND'S TAXABLE EQUIVALENT DISTRIBUTION RATE AND YIELD IN THE PERFORMANCE SUMMARY OF EACH FUND'S REPORT.
--------------------------------------------------------------------------------

*These dividends are generally subject to state and local income taxes. For investors subject to the federal or state alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.





2. Source: THE BOND BUYER. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

We firmly believe that most people benefit from professional financial advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your goals with your financial advisor, who can address concerns about volatility and help you diversify your investments and stay focused on the long term. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,
/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/SIGNATURE
Sheila Amoroso

/S/SIGNATURE
Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors






--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Q
&
A


SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE


DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.





--------------------------------------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

INTEREST RATES AND TAX-FREE DIVIDENDS

[GRAPHIC OMITTED]
GRAPHIC REPRESENTING INTEREST RATES AND MUNICIPAL BOND PRICES

    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.





                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.12%.(1) Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
September 1982 - August 2002

[LINE GRAPH OMITTED]


 DATE         INTEREST RATES    MUNICIPAL BOND PRICES

 Oct 1982         10.91%              $ 86.14
 Nov 1982         10.55%              $ 88.55
 Dec 1982         10.54%              $ 92.05
 Jan 1983         10.46%              $ 90.42
 Feb 1983         10.72%              $ 93.23
 Mar 1983         10.51%              $ 91.15
 Apr 1983         10.40%              $ 93.42
 May 1983         10.38%              $ 89.02
 Jun 1983         10.85%              $ 90.56
 Jul 1983         11.38%              $ 90.25
 Aug 1983         11.85%              $ 90.73
 Sep 1983         11.65%              $ 91.47
 Oct 1983         11.54%              $ 88.97
 Nov 1983         11.69%              $ 88.86
 Dec 1983         11.83%              $ 90.31
 Jan 1984         11.67%              $ 91.80
 Feb 1984         11.84%              $ 90.71
 Mar 1984         12.32%              $ 92.76
 Apr 1984         12.63%              $ 92.19
 May 1984         13.41%              $ 88.68
 Jun 1984         13.56%              $ 87.14
 Jul 1984         13.36%              $ 89.90
 Aug 1984         12.72%              $ 86.53
 Sep 1984         12.52%              $ 91.62
 Oct 1984         12.16%              $ 93.61
 Nov 1984         11.57%              $ 92.98
 Dec 1984         11.50%              $ 93.48
 Jan 1985         11.38%              $ 96.60
 Feb 1985         11.51%              $ 92.70
 Mar 1985         11.86%              $ 94.04
 Apr 1985         11.43%              $ 95.93
 May 1985         10.85%              $ 96.82
 Jun 1985         10.16%              $ 96.21
 Jul 1985         10.31%              $ 95.75
 Aug 1985         10.33%              $ 95.42
 Sep 1985         10.37%              $ 94.26
 Oct 1985         10.24%              $ 96.13
 Nov 1985         9.78%               $ 99.29
 Dec 1985         9.26%               $ 98.66
 Jan 1986         9.19%               $102.32
 Feb 1986         8.70%               $103.28
 Mar 1986         7.78%               $101.67
 Apr 1986         7.30%               $101.91
 May 1986         7.71%               $ 99.80
 Jun 1986         7.80%               $101.71
 Jul 1986         7.30%               $100.24
 Aug 1986         7.17%               $103.37
 Sep 1986         7.45%               $102.20
 Oct 1986         7.43%               $102.97
 Nov 1986         7.25%               $103.63
 Dec 1986         7.11%               $103.02
 Jan 1987         7.08%               $105.34
 Feb 1987         7.25%               $104.87
 Mar 1987         7.25%               $102.99
 Apr 1987         8.02%               $100.49
 May 1987         8.61%               $ 99.66
 Jun 1987         8.40%               $101.15
 Jul 1987         8.45%               $101.08
 Aug 1987         8.76%               $100.65
 Sep 1987         9.42%               $ 97.95
 Oct 1987         9.52%               $ 99.99
 Nov 1987         8.86%               $ 99.38
 Dec 1987         8.99%               $ 99.62
 Jan 1988         8.67%               $104.13
 Feb 1988         8.21%               $104.48
 Mar 1988         8.37%               $102.56
 Apr 1988         8.72%               $102.17
 May 1988         9.09%               $101.25
 Jun 1988         8.92%               $102.00
 Jul 1988         9.06%               $101.79
 Aug 1988         9.26%               $101.04
 Sep 1988         8.98%               $102.18
 Oct 1988         8.80%               $103.16
 Nov 1988         8.96%               $101.53
 Dec 1988         9.11%               $101.88
 Jan 1989         9.09%               $102.78
 Feb 1989         9.17%               $100.95
 Mar 1989         9.36%               $ 99.96
 Apr 1989         9.18%               $101.72
 May 1989         8.86%               $103.09
 Jun 1989         8.28%               $103.97
 Jul 1989         8.02%               $104.40
 Aug 1989         8.11%               $102.64
 Sep 1989         8.19%               $101.82
 Oct 1989         8.01%               $102.08
 Nov 1989         7.87%               $103.12
 Dec 1989         7.84%               $103.29
 Jan 1990         8.21%               $103.06
 Feb 1990         8.47%               $103.39
 Mar 1990         8.59%               $102.95
 Apr 1990         8.79%               $102.02
 May 1990         8.76%               $103.34
 Jun 1990         8.48%               $103.61
 Jul 1990         8.47%               $103.28
 Aug 1990         8.75%               $101.26
 Sep 1990         8.89%               $100.79
 Oct 1990         8.72%               $101.85
 Nov 1990         8.39%               $103.26
 Dec 1990         8.08%               $103.19
 Jan 1991         8.09%               $103.89
 Feb 1991         7.85%               $104.02
 Mar 1991         8.11%               $103.37
 Apr 1991         8.04%               $103.75
 May 1991         8.07%               $103.88
 Jun 1991         8.28%               $103.16
 Jul 1991         8.27%               $103.66
 Aug 1991         7.90%               $103.51
 Sep 1991         7.65%               $104.29
 Oct 1991         7.53%               $104.61
 Nov 1991         7.42%               $104.31
 Dec 1991         7.09%               $105.89
 Jan 1992         7.03%               $105.46
 Feb 1992         7.34%               $104.84
 Mar 1992         7.54%               $104.15
 Apr 1992         7.48%               $104.49
 May 1992         7.39%               $105.05
 Jun 1992         7.26%               $106.32
 Jul 1992         6.84%               $109.47
 Aug 1992         6.59%               $107.80
 Sep 1992         6.42%               $107.82
 Oct 1992         6.59%               $105.94
 Nov 1992         6.87%               $107.20
 Dec 1992         6.77%               $107.69
 Jan 1993         6.39%               $106.54
 Feb 1993         6.03%               $109.63
 Mar 1993         6.03%               $107.91
 Apr 1993         6.05%               $108.38
 May 1993         6.16%               $108.15
 Jun 1993         5.80%               $109.07
 Jul 1993         5.83%               $105.93
 Aug 1993         5.45%               $107.34
 Sep 1993         5.40%               $107.70
 Oct 1993         5.43%               $107.18
 Nov 1993         5.83%               $105.41
 Dec 1993         5.83%               $106.86
 Jan 1994         5.70%               $107.37
 Feb 1994         6.15%               $103.87
 Mar 1994         6.78%               $ 98.94
 Apr 1994         6.95%               $ 99.25
 May 1994         7.12%               $ 99.59
 Jun 1994         7.34%               $ 98.41
 Jul 1994         7.12%               $ 99.69
 Aug 1994         7.19%               $ 99.52
 Sep 1994         7.62%               $ 97.55
 Oct 1994         7.81%               $ 95.24
 Nov 1994         7.91%               $ 92.97
 Dec 1994         7.84%               $ 94.53
 Jan 1995         7.60%               $ 96.71
 Feb 1995         7.22%               $ 99.07
 Mar 1995         7.20%               $ 99.68
 Apr 1995         7.07%               $ 99.24
 May 1995         6.30%               $101.87
 Jun 1995         6.21%               $100.34
 Jul 1995         6.45%               $100.74
 Aug 1995         6.28%               $101.47
 Sep 1995         6.17%               $101.55
 Oct 1995         6.03%               $102.48
 Nov 1995         5.76%               $103.63
 Dec 1995         5.58%               $103.43
 Jan 1996         5.60%               $103.70
 Feb 1996         6.13%               $102.47
 Mar 1996         6.34%               $100.60
 Apr 1996         6.66%               $ 99.82
 May 1996         6.85%               $ 99.32
 Jun 1996         6.73%               $ 99.93
 Jul 1996         6.80%               $100.37
 Aug 1996         6.96%               $ 99.85
 Sep 1996         6.72%               $100.75
 Oct 1996         6.37%               $100.03
 Nov 1996         6.06%               $101.35
 Dec 1996         6.43%               $100.45
 Jan 1997         6.53%               $100.15
 Feb 1997         6.58%               $100.50
 Mar 1997         6.92%               $ 98.61
 Apr 1997         6.72%               $ 99.01
 May 1997         6.67%               $100.06
 Jun 1997         6.51%               $100.65
 Jul 1997         6.02%               $102.98
 Aug 1997         6.34%               $101.40
 Sep 1997         6.12%               $101.60
 Oct 1997         5.84%               $101.75
 Nov 1997         5.86%               $101.84
 Dec 1997         5.75%               $102.73
 Jan 1998         5.53%               $103.22
 Feb 1998         5.62%               $102.73
 Mar 1998         5.67%               $102.30
 Apr 1998         5.68%               $101.38
 May 1998         5.56%               $102.40
 Jun 1998         5.44%               $102.17
 Jul 1998         5.50%               $101.95
 Aug 1998         5.05%               $103.09
 Sep 1998         4.44%               $103.93
 Oct 1998         4.64%               $103.30
 Nov 1998         4.74%               $103.20
 Dec 1998         4.65%               $102.97
 Jan 1999         4.66%               $103.74
 Feb 1999         5.29%               $102.67
 Mar 1999         5.25%               $102.32
 Apr 1999         5.36%               $102.12
 May 1999         5.64%               $101.03
 Jun 1999         5.81%               $ 99.09
 Jul 1999         5.92%               $ 98.71
 Aug 1999         5.98%               $ 97.47
 Sep 1999         5.90%               $ 97.08
 Oct 1999         6.06%               $ 95.62
 Nov 1999         6.18%               $ 96.09
 Dec 1999         6.28%               $ 94.56
 Jan 2000         6.68%               $ 93.74
 Feb 2000         6.42%               $ 94.43
 Mar 2000         6.03%               $ 96.08
 Apr 2000         6.23%               $ 94.88
 May 2000         6.29%               $ 93.87
 Jun 2000         6.03%               $ 95.93
 Jul 2000         6.04%               $ 96.82
 Aug 2000         5.73%               $ 97.89
 Sep 2000         5.80%               $ 96.91
 Oct 2000         5.77%               $ 97.55
 Nov 2000         5.48%               $ 97.81
 Dec 2000         5.12%               $ 99.82
 Jan 2001         5.19%               $100.36
 Feb 2001         4.92%               $100.26
 Mar 2001         4.95%               $100.75
 Apr 2001         5.35%               $ 99.18
 May 2001         5.43%               $ 99.79
 Jun 2001         5.42%               $ 99.82
 Jul 2001         5.07%               $100.90
 Aug 2001         4.79%               $102.15
 Sep 2001         4.60%               $101.40
 Oct 2001         4.30%               $102.17
 Nov 2001         4.78%               $100.85
 Dec 2001         5.07%               $ 99.44
 Jan 2002         5.07%               $100.70
Feb 2002          4.88%               $101.55
Mar 2002          5.42%               $ 99.08
Apr 2002          5.11%               $100.59
May 2002          5.08%               $100.78
Jun 2002          4.86%               $100.99
Jul 2002          4.51%               $101.93
Aug 2002          4.14%               $102.85
Sep 2002          3.63%               $104.74



*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of August 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders.(2) Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(3) Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                 [LOGO OMITTED]
                              FRANKLIN TEMPLETON[R]
                                   INVESTMENTS

                                 SR TFINS 10/02


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           54.9%
AA                            10.3%
A                             19.0%
BBB                           14.6%
Below Investment Grade         1.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN ARIZONA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ARIZONA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ARIZONA MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------



STATE UPDATE
[ICON OF ARIZONA OMITTED]
Arizona's economy continues to diversify away from dependence on natural resources, fueled by significant expansions in high technology manufacturing and tourism. Population growth is up more than 40% since 1990, far higher than the 13% national average, and has been supported by an increasingly balanced mix of employment in the trade, services, finance, utilities and transportation sectors.(2) The economic downturn, however, has severely crimped the state's job market, with flat and negative employment growth occurring after September 2001. This slowdown reflects a contraction in the high tech industry and the impact of the September 11 terrorist attacks on state tourism. Arizona's unemployment levels, even with the national average at 5.7% in August 2002, marked the end of a long trend of below-average jobless rates.(3) Above-par personal income growth has been the norm in recent years, averaging 8.0% since 1996, well above the 6.0% national figure.(2) Despite these inroads, state poverty levels remain high, with Arizona ranking among the nation's top 10 for percentage of residents living in poverty.

Economic slowing and the impact of September 11 are worsening Arizona's long history of financial volatility, further weakening its financial position over the 2002-2003 biennium. Like most other states, Arizona has seen financial operations tighten significantly during the current biennium. Much of the declining reserves stems from



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, ARIZONA (STATE OF), 6/18/02.

3. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

recent job scarcity and falling tax revenues. The state faces further fiscal and economic uncertainties related to ballot initiatives, health and education equity litigation, together with long-term expenditure pressures resulting from social and health services, corrections, education and a growing special needs population. Although economic growth and balanced finances produced a trend of operating surpluses in years past -- even as the state offered yearly tax reductions -- double-digit downward revisions in revenue estimates for this and the next fiscal year have caused considerable strain on the Arizona general fund. The state legislature effectively covered current and looming fiscal year 2002 and 2003 budget gaps through a number of measures. These included budget reductions, fund transfers, federal revenue adjustments and the use of budget stabilization fund moneys. With expenditure growth plans curbed from original estimates to stem dwindling budgetary reserves, Arizona has so far resolved much of its recent fiscal woes but in turn has been forced to narrow the scope of most near-term outlays.

Arizona's outlook and credit strength are stable, even though state finances are under increased pressure these days. Legislators acted quickly to stabilize the immediate fiscal problems, many of which are not of a recurring nature. The state's A1 overall general obligation (GO) bond rating and stable outlook, assigned by independent credit rating agency Moody's, assumes Arizona will continue to work toward adopting a viable plan that restores structural budget balance in the near future and that it will maintain adequate liquidity in the general fund.(4)


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Arizona Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.76 on February 28, 2002, to $10.84 on August 31, 2002.

Unlike the U.S. economy and equities markets, the tax-exempt municipal bond marketplace continued to be strong. A sizable new municipal bond supply was met with robust demand by investors seeking the perceived safety of tax-free investments as an alternative to the troubled stock markets. Bond issuance rose, for the most part,




4. This does not indicate Moody's rating of the Fund.


--------------------------------
PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
8/31/02

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
--------------------------------

Utilities              22.0%

Hospital & Health Care 20.6%

Prerefunded            13.1%

Transportation          8.5%

General Obligation      8.4%

Subject to Government
Appropriations          7.2%

Higher Education        7.1%

Housing                 4.8%

Tax-Supported           3.7%

Other Revenue           3.1%

Corporate-Backed        1.5%
--------------------------------

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/02-8/31/02
                                               DIVIDEND PER SHARE
                                     ----------------------------------------
MONTH                                 CLASS A       CLASS B        CLASS C
-----------------------------------------------------------------------------
March                                 4.55 cents    4.06 cents    4.05 cents
April                                 4.55 cents    4.06 cents    4.05 cents
May                                   4.55 cents    4.06 cents    4.05 cents
June                                  4.55 cents    4.06 cents    4.07 cents
July                                  4.55 cents    4.06 cents    4.07 cents
August                                4.55 cents    4.06 cents    4.07 cents
-----------------------------------------------------------------------------
TOTAL                                27.30 CENTS   24.36 CENTS   24.36 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



because issuers were motivated to borrow debt as tax receipts declined in the economic slowdown. Furthermore, 2002's extremely low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

The Fund performed well on an income-only basis, but our total return performance was less impressive. This can be partially explained by the Fund's $45.9 million stake in Gila County industrial development bonds backed by a guaranty from Asarco. This position constituted roughly 1.2% of the Fund's total long-term investments at period-end, and was rated Ca by Moody's Investors Service and CCC by Standard and Poor's, two independent credit rating agencies. Grupo Mexico SA purchased Asarco in November 1999. Grupo's leveraged buyout of Asarco and its combination of mining assets created a large, low-cost copper producer, but it also greatly increased the company's total debt. The increased debt, combined with the weak global economy and historically low copper prices, led to corporate credit rating downgrades for all Asarco-backed bonds. Fund performance suffered as this position declined in value along with its credit standing. We continue to monitor the situation very closely, are in direct contact with company officials, and feel that the position was still worth holding at period-end.

We focused on remaining fully invested throughout the period. Notable new purchases during the six months under review included Phoenix GO, Phoenix Civic Improvement Corporation Airport Revenue, Arizona State University Revenue, Northern Arizona University Revenue, Phoenix Civic Improvement Corporation, and Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Revenue bonds. Some recent sales included Mesa Utility System Revenue and Puerto Rico Electric Power Authority Power Revenue bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.72%, based on an annualization of the current 4.45 cent ($0.0445) per share dividend and the maximum offering price of $11.32 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Arizona personal income tax bracket of 41.69% would need to earn 8.10% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Arizona Tax-Free Income Fund. Despite an increase in Arizona's new 2002 bond issuance to $4.9 billion year-to-date through August 31, up 68.5% from the same period in 2001, strong retail demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward.(5) Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



5. Source: THE BOND BUYER, 9/3/02.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION

CLASS A                                    CHANGE        8/31/02    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08        $10.84     $10.76
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                            $0.2730

CLASS B                                    CHANGE        8/31/02    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.07        $10.88     $10.81
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                            $0.2436

CLASS C                                    CHANGE        8/31/02    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.08        $10.93     $10.85
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                            $0.2436


----------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
----------------------------------------------------------------------------


               Past performance does not guarantee future results.

PERFORMANCE


CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.36%   +3.30%   +26.28%  +73.62%

Average Annual Total Return(2)                -1.05%   -1.09%    +3.87%   +5.22%

Avg. Ann. Total Return (9/30/02)(3)                    +1.75%    +4.12%   +5.39%

Distribution Rate(4)                    4.72%

Taxable Equivalent Distribution Rate(5) 8.10%

30-Day Standardized Yield(6)            4.16%

Taxable Equivalent Yield(5)             7.13%



                                                                       INCEPTION
CLASS B                                                6-MONTH  1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +2.97%   +2.72%   +19.87%

Average Annual Total Return(2)                         -1.03%   -1.20%    +6.22%

Avg. Ann. Total Return (9/30/02)(3)                             +1.79%    +6.99%

Distribution Rate(4)                    4.35%

Taxable Equivalent Distribution Rate(5) 7.46%

30-Day Standardized Yield(6)            3.82%

Taxable Equivalent Yield(5)             6.55%



                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.05%   +2.81%   +22.95%  +43.24%

Average Annual Total Return(2)                +1.03%   +0.83%    +4.02%   +4.88%

Avg. Ann. Total Return (9/30/02)(3)                    +3.73%    +4.26%   +5.14%

Distribution Rate(4)                    4.29%

Taxable Equivalent Distribution Rate(5) 7.36%

30-Day Standardized Yield(6)            3.77%

Taxable Equivalent Yield(5)             6.47%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Arizona state personal income tax bracket of 41.69%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.





--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           67.2%
AA                             8.5%
A                             14.6%
BBB                            9.2%
Below Investment Grade         0.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN COLORADO TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF COLORADO MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------


STATE UPDATE
[ICON OF COLORADO OMITTED]
The national economic slowdown has been testing Colorado's on-going expansion, high credit rating and long history of solid financial performance. The state has enjoyed significant growth in population, employment and personal income, leading to impressive increases in state tax revenues over the past five years and enabling abundant surplus revenue refunds to residents. Colorado has so far avoided significant pressures associated with the recession and continued economic doldrums thanks to substantial cash balances in several state funds and accounts. However, public finance pressures are mounting with the economic slowdown, particularly in light of increased layoffs and contracting capital gains tax receipts. With new revenue shortfalls and narrowing reserves to address, independent credit rating agency Standard & Poor's downgraded the long-term rating on Colorado's lease-backed certificates of participation to AA-from AA in 2002's second quarter.(2) This was largely a reflection of revenues that have fallen below the state's constitutional revenue limit for the first time since the Taxpayer Bill of Rights (TABOR) initiative was passed in 1992. By falling below the limit, the state's revenues are permanently ratcheted down about 4.2% for fiscal year 2003 from what they would have been if the state had not fallen below its revenue limit in fiscal year 2002.(3)

A number of statutory and constitutional limits and requirements affecting spending and revenue growth strongly influence Colorado's finances. TABOR limits state revenue and expenditure growth to the population growth rate plus the inflation rate.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Standard & Poor's, RATINGSDIRECT, "STATE REVIEW: COLORADO," 7/10/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

Revenues exceeding this limit must be refunded, unless voters approve otherwise. TABOR also requires voter approval for any new tax or tax rate increase. The state expects to recover in 2003, partially due to a census population revision, 3% higher than previously estimated, which increases the amount of revenue that may be retained as opposed to refunded each year under TABOR. Until then, Colorado is looking at a possible negative cash balance for fiscal year 2002, as general fund revenues fell about 13.8% from 2001's levels.(3) The fiscal year 2004 budget will be a challenge, as fiscal year 2003 stopgap measures included substantial fund balance transfers and drawdowns.(3)

Much of the state's slower growth reflects layoffs in technology, telecommunications and other sectors. Unemployment rose to 5.1% by August 2002, but remained below the 5.7% national average.(4) State income levels are good, with projected 3.8% personal income growth in fiscal year 2003 after 2.3% growth in fiscal year 2002.(3)

The outlook for Colorado's debt obligations is stable, reflecting the expectation that the state may be able to maintain a small positive fund balance, despite lower revenues under the recently set TABOR constitutional spending limit. It also anticipates no major downward adjustment in the TABOR limit in future years.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Colorado Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.79 on February 28, 2002, to $11.91 on August 31, 2002.

Amid a mixture of weak and positive U.S. economic and equity market news, fixed-income securities continued to be strong. Clear indications of low inflation helped spur bond market activity. Equity markets and the corporate bond market weakened near period-end largely due to reports of corporate fraud, accounting scandals and downward-revised earnings. A sizable new national municipal bond supply was met with robust demand by investors seeking the perceived safety of tax-free investments as an alternative to the troubled stock markets. Bond issuance generally rose because issuers were motivated to borrow as tax receipts declined in the economic slowdown.



4. Source: Bureau of Labor Statistics.


-------------------------------
PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
8/31/02
                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------
Hospital & Health Care 19.7%

Transportation         17.9%

General Obligation     12.7%

Subject to Government
Appropriations          9.9%

Utilities               9.8%

Housing                 9.5%

Tax-Supported           7.5%

Higher Education        5.9%

Prerefunded             3.4%

Corporate-Backed        2.5%

Other Revenue           1.2%
-------------------------------

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/02-8/31/02
                                                     DIVIDEND PER SHARE
                                                  ------------------------------
MONTH                                             CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                             4.85 cents    4.30 cents
April                                             4.85 cents    4.30 cents
May                                               4.85 cents    4.30 cents
June                                              4.85 cents    4.34 cents
July                                              4.85 cents    4.34 cents
August                                            4.85 cents    4.34 cents
--------------------------------------------------------------------------------
TOTAL                                            29.10 CENTS   25.92 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Furthermore, 2002's extremely low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

Notable purchases during the period included Arapahoe County Water and Wastewater GO, Broomfield Sales and Use Tax Revenue, and Colorado Educational and Cultural Facilities Authority Revenue - University of Colorado Student Housing bonds. Sales included Denver City and County Airport Revenue and various prerefunded bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $12.44 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Colorado state personal income tax bracket of 41.44% would need to earn 7.82% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Colorado Tax-Free Income Fund. Demand for the state's municipal bonds should remain quite strong, especially in light of their dwindling supply. Colorado's new 2002 bond issuance year-to-date through August 2002 was just $3.6 billion, down 14% from the same period in 2001.(5) We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




5. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN COLORADO
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $11.91     $11.79
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2910

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $11.98     $11.86
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2592


PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.56%   +4.42%   +31.05%  +82.28%

Average Annual Total Return(2)                -0.81%   +0.00%    +4.64%   +5.72%

Avg. Ann. Total Return (9/30/02)(3)                    +3.12%    +4.85%   +5.95%

Distribution Rate(4)                    4.58%

Taxable Equivalent Distribution Rate(5) 7.82%

30-Day Standardized Yield(6)            4.01%

Taxable Equivalent Yield(5)             6.85%



                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.26%   +3.83%   +27.52%  +50.04%

Average Annual Total Return(2)                +1.23%   +1.82%    +4.77%   +5.53%

Avg. Ann. Total Return (9/30/02)(3)                    +5.13%    +4.99%   +5.79%

Distribution Rate(4)                    4.18%

Taxable Equivalent Distribution Rate(5) 7.14%

30-Day Standardized Yield(6)            3.61%

Taxable Equivalent Yield(5)             6.16%




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Colorado state personal income tax bracket of 41.44%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           50.1%
AA                            15.7%
A                             12.0%
BBB                           22.2%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CONNECTICUT TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CONNECTICUT STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF CONNECTICUT MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------



STATE UPDATE
[ICON OF CONNECTICUT OMITTED]
Like the rest of the nation, Connecticut is feeling the ill effects of revenue base erosion, following four years of budget surpluses. As a high-wealth location, however, Connecticut suffered steeper losses than most states during the recession, resulting in abrupt and severe declines in capital gains and corporate tax receipts. Furthermore, the ongoing economic slowdown resulted in large structural budget gaps in fiscal year 2002 and so far in fiscal year 2003. While actions were taken to address the deficits, the major credit rating agencies remained concerned that further revenue losses may occur and that the state's ability to handle potential budget gaps has diminished. As such, independent credit rating agency Standard & Poor's revised its outlook in August 2002, to negative from stable, regarding Connecticut's general obligation (GO) debt.

The state's overall rating remained affirmed at AA, still quite high by all standards, but reflected a narrowing financial position and greatly curtailed spending initiatives.(2) The outlook revision also took into consideration a substantial decrease in personal income tax collections, well-below-budgeted tax receipts, a projected $1 billion structural gap for the fiscal year 2003 budget, and the potential for revenue gaps in fiscal year 2004 absent any additional revenue or expenditure reductions to close the potential deficits.(3) Furthermore, Connecticut was forced to use the entirety of its "rainy day"


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. This does not indicate Standard & Poor's rating of the Fund.

3. Source: Standard & Poor's, RATINGSDIRECT, 8/16/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 69.

------------------------------
PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
8/31/02
                  % OF TOTAL
                  LONG-TERM
                  INVESTMENTS
------------------------------
Hospital & Health Care 24.7%

Higher Education       18.8%

General Obligation     14.2%

Utilities              12.0%

Prerefunded             8.5%

Housing                 8.2%

Subject to Government
Appropriations          5.3%

Other Revenue           3.6%

Transportation          2.3%

Tax-Supported           1.7%

Corporate-Backed        0.7%
------------------------------


reserves, a number of one-time revenues and issuance of five-year economic recovery notes to balance this and 2003's fiscal year budgets. This has greatly diminished the state's financial agility.

Despite recent pressures, Connecticut still boasts consistently strong resident wealth levels and the nation's highest per-capita income. The state's unemployment rate, which rose to 4.0% by August 2002, remained well below the national average of 5.7%.(4) Job losses continued in the manufacturing sector, and weakness spread to some of the main drivers of the state's economy -- the financial services and insurance sectors -- which represent a proportionally larger share of earned income and pose an ongoing concern due to their exposure to prolonged bear market conditions.

Connecticut is facing harder economic times with the added burdens of very heavy debt loads and pension liabilities. As a frequent borrower, the state's debt ratios are among the highest in the nation. Net tax-supported debt in fiscal year 2002 stood at 8.0% of total state personal income, translating into $3,240 in debt per capita -- considerably higher than the 2.3% and $573 U.S. medians.(5) Furthermore, the state is seeking ways to address a combined $6.5 billion in unfunded pension liabilities accrued in its state employees' and teachers' retirement funds.(5)

To their benefit, Connecticut's local municipalities have so far avoided significant pressures due to their reliance on property taxes, which continue to be supported by a surprisingly strong housing market. Overall, however, Connecticut must now address its current spending needs and shortages with more rigid budget practices into 2004 and beyond to restore balance and maintain its credit standing at the current level.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Connecticut Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.88 on February 28, 2002, to $11.03 on August 31, 2002.

Unlike the U.S. economy and equities markets, the municipal bond marketplace remained strong during the reporting period. A sizable new municipal bond supply was met with robust demand by investors, many of whom sought tax-free investments to diversify and stabilize their equity-heavy portfolios during the stock market downturn.



4. Source: U.S. Bureau of Labor Statistics.

5. Source: Moody's Investors Service, CONNECTICUT (STATE OF), 8/14/02.

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/02-8/31/02

                                                          DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                 CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                 4.3 cents     3.79 cents
April                                                 4.3 cents     3.79 cents
May                                                   4.3 cents     3.79 cents
June                                                  4.3 cents     3.81 cents
July                                                  4.3 cents     3.81 cents
August                                                4.3 cents     3.81 cents
--------------------------------------------------------------------------------
TOTAL                                                25.8 CENTS    22.80 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Bond issuance rose, for the most part, as issuers were motivated to borrow as tax receipts declined in the economic slowdown. Furthermore, 2002's low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by buying higher yielding securities. As the opportunities arose, we also sold bonds close to their call dates and purchased those with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the period included Connecticut State GO, Puerto Rico PBA Revenue, Puerto Rico Commonwealth GO Public Improvement, Connecticut State Development Authority PCR Light and Power, and Connecticut State Health and Educational Facilities Authority Revenue - Connecticut College bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. Sales included Puerto Rico Commonwealth GO,

Connecticut State Health & Education Facility Authority Revenue Hospital for Special Care, and Eastern Connecticut Resource Recovery Solid Waste - Wheelabrator Lisbon Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 23 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.48%, based on an annualization of the current 4.3 cent ($0.043) per share dividend and the maximum offering price of $11.52 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 41.36% would need to earn 7.64% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Connecticut Tax-Free Income Fund. Despite an increase in Connecticut's new 2002 bond issuance to $3.6 billion year-to-date through August 31, up 14.7% from the same period in 2001, strong retail demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward.(6) Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




6. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.






PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.15        $11.03     $10.88
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2580

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.15        $11.07     $10.92
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2280


PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.84%   +5.56%   +29.47%  +76.57%

Average Annual Total Return(2)                -0.55%   +1.04%    +4.39%   +5.39%

Avg. Ann. Total Return (9/30/02)3                      +4.25%    +4.66%   +5.61%

Distribution Rate(4)                    4.48%

Taxable Equivalent Distribution Rate(5) 7.64%

30-Day Standardized Yield(6)             3.95%

Taxable Equivalent Yield(5)              6.74%


                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.53%   +4.96%   +26.06%  +47.21%

Average Annual Total Return(2)                +1.51%   +2.93%    +4.53%   +5.26%

Avg. Ann. Total Return (9/30/02)3                      +6.16%    +4.78%   +5.53%

Distribution Rate(4)                    4.10%

Taxable Equivalent Distribution Rate(5) 6.99%

30-Day Standardized Yield(6)            3.56%

Taxable Equivalent Yield(5)             6.07%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Connecticut state personal income tax bracket of 41.36%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.



Past performance does not guarantee future results.

FRANKLIN DOUBLE TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           44.0%
AA                             3.4%
A                             20.4%
BBB                           30.5%
Below Investment Grade         1.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN DOUBLE TAX-FREE INCOME FUND (FORMERLY FRANKLIN PUERTO RICO TAX-FREE INCOME FUND) SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MANY STATES' PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------



PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Double Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.68 on February 28, 2002, to $11.82 on August 31, 2002.

Amid a mixture of weak and positive U.S. economic and equity market news, fixed income securities continued to be strong. Clear indications of low inflation helped spur bond market activity. Equity markets and the corporate bond market weakened near period-end largely due to reports of corporate fraud, accounting scandals and downward-revised earnings. A sizable new national municipal bond supply was met with robust demand by investors seeking the perceived safety of tax-free investments as an alternative to the troubled stock markets. Bond issuance generally rose because issuers were motivated to borrow as tax receipts declined in the economic slowdown. Furthermore, 2002's extremely low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

Puerto Rico has an established political and economic link with the U.S., which has been the foundation for economic expansion and consistent growth in real income over the past two decades. Aided by the robust U.S. economy of the late 1990s, the commonwealth's economy adjusted reasonably well to the phase-out of
Section 936 tax benefits available to U.S. corporations operating in Puerto Rico, a significant portion



--------------------------------------------------------------------------------
EFFECTIVE DECEMBER 1, 2001, FRANKLIN PUERTO RICO TAX-FREE INCOME FUND CHANGED ITS NAME TO FRANKLIN DOUBLE TAX-FREE INCOME FUND. THE NEW NAME MORE ACCURATELY REFLECTS THE FUND'S ABILITY TO INVEST IN MUNICIPAL SECURITIES ISSUED BY U.S. TERRITORIES, INCLUDING PUERTO RICO.
--------------------------------------------------------------------------------



1. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 72.

of the island's manufacturing base. The ten-year phase-out, now in its seventh year, may not significantly alter the island's long-term trend of expansion and diversification. However, Puerto Rico's economy has suffered through 2001 and so far in 2002, reflecting its close ties to the U.S. national slowdown. While some U.S.-owned manufacturers have downsized or left the island in recent years, others have continued to expand their operations by using alternate organizational and tax structures for new business lines.

With prolonged economic slowing affecting business and tourism conditions in Puerto Rico, revenues are projected to be down significantly this year. The cooling effect of recession and ongoing economic doldrums is evidenced by waning real gross domestic product growth, which the Puerto Rico Planning Board estimates was barely positive in fiscal year 2002. In addition, government and manufacturing job losses rose and most other sectors are also weak. Going forward, the outlook for the island is stable, reflecting improved budgetary controls and adequate liquidity to cushion the general fund while the government works to restore budget balance in more difficult times. Fiscal year 2003 budget adjustments appear realistic, as does the overall plan to reduce annual spending versus recent years. Puerto Rico's tax-supported debt growth has come in line with that of income growth during the past couple years, down after having grown at almost twice the rate of income growth previously. Fixed costs, however, are high and will remain so, reflecting heavy debt service requirements, contributions to pension systems and required subsidies for the aqueduct and sewer authorities. Debt service has remained manageable due to the commonwealth's ability to impose high, local tax rates on individual and corporate incomes given the absence of federal income tax on the island.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemption in all 50 states. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds. The Fund is well diversified with 63 different positions across 11 different sectors as of August 31, 2002. Issuers represented in the portfolio included Puerto Rico (80% of the Fund's total long-term investments), Guam (11%) and Virgin Islands (9%). At the end of the period, nearly the entire portfolio was investment-grade quality, with AAA-rated securities representing 44.0% of the Fund's total long-term investments.




------------------------------
PORTFOLIO BREAKDOWN
Franklin Double
Tax-Free Income Fund
8/31/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
------------------------------
Utilities             17.6%

Transportation        16.0%

Prerefunded           15.2%

General Obligation    14.2%

Subject to Government
Appropriations         9.8%

Housing                7.2%

Higher Education       6.5%

Hospital & Health Care 5.4%

Tax-Supported          5.0%

Other Revenue          2.8%

Corporate-Backed       0.3%
------------------------------

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund
3/1/02-8/31/02

                                                        DIVIDEND PER SHARE
                                                   -----------------------------
MONTH                                                 CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                               4.75 cents    4.21 cents

April                                               4.50 cents    3.96 cents

May                                                 4.50 cents    3.96 cents

June                                                4.50 cents    3.98 cents

July                                                4.50 cents    3.98 cents

August                                              4.50 cents    3.98 cents

--------------------------------------------------------------------------------
TOTAL                                              27.25 CENTS   24.07 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Puerto Rico has been aggressively refinancing its debt and passing along the savings to the issuers as interest rates declined over recent years. This trend has certainly benefited the Fund, because we have seen bond holdings prerefunded with a substantial increase in value. Prerefunded securities, which are AAA-rated and escrowed in government securities, totaled 15.2% of the portfolio's total long-term investments at period-end. Many mutual funds purchase U.S. territory paper, mostly Puerto Rico's, as filler for their specialty state funds when the supply within a particular state is running low. This high demand for territory paper also helps to keep bond values high relative to other states. The Puerto Rico municipal bond market is a widely traded and very liquid market because of its dual tax-exemption advantages. Thus, Franklin Double Tax-Free Income Fund represents a solid investment opportunity for residents of certain states.

Puerto Rico's municipal bond issuance has continued to be very strong. During the first eight months of 2002, the commonwealth's bond issuance was up 77% compared with the same period in 2001.(2) Meanwhile, no new bonds were issued on behalf of Guam or the Virgin Islands during this same eight-month period. The abundant Puerto Rico supply allowed us to buy most of our securities on the primary market. Notable purchases during the reporting period included Puerto Rico Commonwealth GO,



2. Source: THE BOND BUYER, 9/3/02.

Puerto Rico Electric Power Authority Power Revenue and Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue bonds. Sales included Puerto Rico PBA Revenue and Puerto Rico Commonwealth Highway and Transportation Authority Revenue bonds.

Keep in mind that your Fund combines the advantage of overall high credit quality with tax-free yields.(1) The Performance Summary on page 28 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.36%, based on an annualization of the current 4.48 cent ($0.0448) per share dividend and the maximum offering price of $12.34 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.10% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Double Tax-Free Income Fund. Despite a significant increase in Puerto Rico's new 2002 bond issuance, strong retail demand for the commonwealth's municipal bonds should help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN DOUBLE
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.






PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.14        $11.82     $11.68
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2725

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.15        $11.85     $11.70
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2407

--------------------------------------------------------------------------------


PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.60%   +4.62%   +31.33%  +80.45%

Average Annual Total Return(2)                -0.82%   +0.14%    +4.68%   +5.62%

Avg. Ann. Total Return (9/30/02)3                      +3.79%    +4.94%   +5.85%

Distribution Rate(4)                    4.36%

Taxable Equivalent Distribution Rate(5) 7.10%

30-Day Standardized Yield(6)            3.83%

Taxable Equivalent Yield(5)             6.24%



                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.40%   +4.03%   +27.90%  +49.57%

Average Annual Total Return(2)                +1.36%   +2.01%    +4.83%   +5.50%

Avg. Ann. Total Return (9/30/02)3                      +5.80%    +5.08%   +5.76%

Distribution Rate(4)                    3.97%

Taxable Equivalent Distribution Rate(5) 6.47%

30-Day Standardized Yield(6)            3.42%


TAXABLE EQUIVALENT YIELD(5)             5.57%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.




--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           61.1%
AA                             5.6%
A                              8.6%
BBB                           22.2%
Below Investment Grade         2.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO OF MUNICIPAL BONDS WITH AN AVERAGE WEIGHTED MATURITY (THE TIME IN WHICH DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS.(1)
--------------------------------------------------------------------------------



PORTFOLIO NOTES
Despite very strong new issuance flooding the market, municipal bonds generally performed well over the reporting period as interest rates declined. Many municipalities took advantage of extremely low interest rates to fund new infrastructure needs and refinance older, higher-interest debt. Spurred largely by these trends, 2002 issuance year-to-date through August was roughly $219.6 billion, a 20.9% increase over the same period in 2001.(2) At this pace, the new 2002 municipal bond supply could eclipse the $292 billion volume record set in 1993.(3)

With rising bond prices came a correlating drop in yields; the Bond Buyer Municipal Bond Index yield retreated from 5.25% at the beginning of the period to 5.12% on August 31, 2002.(4) Retail and institutional demand was quite high, as investors sought tax-free alternatives and havens from the turbulent equity markets. We attribute a majority of the strong demand to two underlying circumstances: renewed and ongoing indications of economic weakness and continued stock market volatility stemming from poor earnings news and a spate of high-profile corporate accounting scandals.



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

2. Source: THE BOND BUYER, 9/3/02.

3. Source: THE BOND BUYER, 9/1/02.

4. Source: THE BOND BUYER. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 75.

------------------------------
PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/02
                   % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
------------------------------
General Obligation     22.7%

Utilities              22.2%

Hospital & Health Care 14.6%

Tax-Supported           9.5%

Corporate-Backed        7.2%

Subject to Government
Appropriations          6.5%

Higher Education        6.3%

Transportation          5.7%

Prerefunded             4.3%

Housing                 1.0%
------------------------------



We focused primarily on remaining fully invested throughout the year under review, seeking to capture long-term bonds' yields to enhance the Fund's income-producing potential. The increased demand for municipal bonds, however, actually narrowed the yield spreads between national and specialty state issues, so the Fund mostly purchased specialty state bonds. Specialty state bonds usually trade at lower yields than those of other states due to supply/demand characteristics and credit quality. We kept the Fund's portfolio as liquid as possible by holding mostly higher-rated credits, and on August 31, 2002, 66.7% of our total long-term investments were rated AA or higher. Significant purchases during the six months under review included Salem, Oregon, Water & Sewer Revenue; Chaska, Minnesota, ISD No. 112 GO; and East Alabama Health Care Authority Health Care Facilities Revenue bonds.

Your Fund combines the advantage of high credit quality with tax-free yields.((1)) The Performance Summary on page 32 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.08%. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 6.64% from a taxable investment to match the Fund's tax-free distribution rate.

Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance.

Looking ahead, we are optimistic about the near- and long-term outlooks for municipal bonds and Franklin Federal Intermediate-Term Tax-Free Income Fund. Both the municipal and government bond markets benefited from weaker-than-expected economic releases throughout the reporting period, an indication that interest rates could remain low for some time. The Federal Reserve Board (the Fed) maintained its federal funds target rate at an extremely low level of 1.75% in 2002 through period-end, citing a rising risk of economic weakness at its August meeting. Gross domestic product growth estimates weakened since April, underscored by stagnant job creation, and some analysts are predicting the Fed may lower interest rates again by year-end 2002. With investors seeking the safety of high-grade fixed income investments as the major stock markets continue to exhibit volatility and steep year-to-date declines, we believe municipal bond investments could remain quite attractive in the coming months.

Regardless of the market's and economy's future outcomes, we believe our broad portfolio diversification should help protect the Fund from volatility, and we intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A
3/1/02-8/31/02

---------------------------------
                     DIVIDEND
MONTH               PER SHARE
------------------------------
March                 4 cents

April                 4 cents

May                   4 cents

June                  4 cents

July                  4 cents

August                4 cents
------------------------------
TOTAL                24 CENTS
---------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.23        $11.37     $11.14
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.24


PERFORMANCE
                                                                       INCEPTION
CLASS A                             6-MONTH  1-YEAR   5-YEAR  10-YEAR  (9/21/92)
--------------------------------------------------------------------------------

Cumulative Total Return(1)          +4.29%   +5.88%   +30.11%       --   +82.10%
Average Annual Total Return(2)      +1.91%   +3.48%    +4.93%       --    +5.97%
Avg. Ann. Total Return (9/30/02)(3)          +5.68%    +5.19%   +6.14%    +6.13%

Distribution Rate(4)                    4.08%

Taxable Equivalent Distribution Rate(5) 6.64%

30-Day Standardized Yield(6)            3.32%

Taxable Equivalent Yield(5)             5.41%




--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 3.95 cent per share monthly dividend and the maximum offering price of $11.63 on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           22.5%
AA                             2.5%
A                             12.1%
BBB                           26.5%
BELOW INVESTMENT GRADE        36.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN HIGH YIELD TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF HIGHER-YIELDING, MEDIUM- TO LOWER-RATED AND NON-RATED MUNICIPAL BONDS.(1) AS DISCUSSED IN THE FUND'S PROSPECTUS, THESE SECURITIES ENTAIL GREATER RISK THAN HIGHER-RATED MUNICIPAL SECURITIES.
--------------------------------------------------------------------------------



PORTFOLIO NOTES
During the six months ended August 31, 2002, economic growth and financial markets were roiled by accounting scandals at major corporations, conflicting economic data and corporate earnings concerns. This environment continued to drive negative equity market sentiment. Investors' "flight to quality" as a result of these issues benefited most fixed income securities, particularly municipal bonds. During the period, investors looking for safety and income drove prices up on most high-grade bonds, resulting in sharply lower yields and a steeper yield curve.

Although the Fund generated positive total returns during the six-month period, its performance was limited somewhat by exposure to high yield municipal securities, which did not rally as greatly as the municipal bond market's investment grade sector. Therefore, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value, fell slightly from $10.58 on February 28, 2002, to $10.54 on August 31, 2002. As usual, our income-oriented focus contributed to above-average income returns for the trailing one-year and longer periods, and well-above-average total returns for the trailing three-year and longer periods. Overall, we believe that by focusing on income we are able to deliver strong long-term total return performance to our shareholders, because income drives total return gains even in an increasingly volatile high yield municipal bond market such as we have seen so far in 2002.

During the reporting period, we sought to keep the portfolio fully invested while searching for values in the national municipal bond marketplace. Specifically, we



1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/02-8/31/02
                                               DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                 CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                5 cents      4.49 cents    4.50 cents

April                                5 cents      4.49 cents    4.50 cents

May                                  5 cents      4.49 cents    4.50 cents

June                                 5 cents      4.52 cents    4.54 cents

July                                 5 cents      4.52 cents    4.54 cents

August                               5 cents      4.52 cents    4.54 cents
--------------------------------------------------------------------------------
TOTAL                               30 CENTS     27.03 CENTS   27.12 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

focused on buying long-term, high yield municipal bonds that are secured by essential assets and backed by strong cash flow. We find certain types of revenue bonds offering unique value these days, as many investors are generally seeking to buy short-term and primarily high-grade or even insured municipal securities. Besides looking for revenue bonds with solid underlying security structures, we also purchased those issued from states with historically strong retail demand, including New York, New Jersey, Florida and California. These states, which have relatively large municipal bond markets, high local income taxes and large, wealthy populations, provide a vast and liquid state-specific municipal bond market in which to invest. In our thorough analysis, we find these states' markets ensuring good liquidity, even among their higher yielding securities. Examples of securities that met these criteria and which the Fund purchased during the reporting period include Orange County, Florida, Health Facilities Authority Revenue bonds and New Jersey's Tobacco Settlement Financing Corp. Revenue bonds. On the sell side, we took advantage of rising municipal bond demand and sold securities issued by non-specialty states, including Iowa's Tobacco Settlement Revenue Management Authority bonds.

Your Fund combines the advantage of relatively high credit quality with tax-free yields.(1) The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.40%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $11.01 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 8.79% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

In the near term, we expect continued financial market volatility as participants closely monitor the U.S. economy, the Federal Reserve Board (the
Fed) and unfolding revelations about ongoing corporate accounting scandals. Increasingly, it appears as though the Fed may not change interest rates in 2002, and some analysts are even predicting another rate cut. In any event, we believe an unprecedented level of corporate malfeasance and equity market volatility, combined with increasing violence and sociopolitical tension in the Middle East and elsewhere, could contribute to further tumult in the financial markets.

In such an uncertain environment, we believe investors should seek well-diversified portfolios with less correlation to broader market volatility. Franklin High Yield Tax-Free Income Fund offers all of these benefits: a large, well-diversified portfolio, a proven track record and an unyielding focus on high, current tax-free income production and capital preservation. Although municipal bond supply is running at record levels year-to-date through August, demand has been even stronger. We expect the municipal bond market to continue to perform well for the duration of 2002, as investors reallocate their portfolios and look for the relative safety and stability of municipal bonds. As for your Fund, our experienced research efforts lead us to believe that the traditional essential-use sectors, such as health care, utilities and transportation, as well as land-secured issues, offer the most attractive returns in our market while limiting the Fund's exposure to undue credit risk. By focusing on opportunities in these sectors while conservatively maintaining our proven buy-and-hold investment strategy, we think the Fund should perform well into 2003.



-------------------------------
PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
8/31/02
                     % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------
Utilities              23.4%

Prerefunded            16.5%

Hospital & Health Care 15.4%

Tax-Supported          13.0%

Transportation         10.5%

Corporate-Backed        6.6%

General Obligation      5.0%

Other Revenue           4.6%

Housing                 3.0%

Subject to Government
Appropriations          1.3%

Higher Education        0.7%
-------------------------------



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.04        $10.54     $10.58
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.3000

CLASS B                                      CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.04        $10.60     $10.64
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2703

CLASS C                                      CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        -$0.04        $10.63     $10.67
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                              $0.2712


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +2.52%   +3.34%   +24.16%  +83.76%

Average Annual Total Return(2)                -1.84%   -1.06%    +3.53%   +5.81%

Avg. Ann. Total Return (9/30/02)(3)                    +0.51%    +3.32%   +5.87%

Distribution Rate(4)                    5.40%

Taxable Equivalent Distribution Rate(5) 8.79%

30-Day Standardized Yield(6)            4.83%


TAXABLE EQUIVALENT YIELD(5)             7.87%


                                                                       INCEPTION
CLASS B                                       6-MONTH  1-YEAR    3-YEAR (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +2.22%   +2.85%   +12.24%  +11.50%

Average Annual Total Return(2)                -1.77%   -1.06%    +3.03%   +2.31%

Avg. Ann. Total Return (9/30/02)(3)                    +0.46%    +3.28%   +2.43%

Distribution Rate(4)                    5.07%

Taxable Equivalent Distribution Rate(5) 8.26%

30-Day Standardized Yield(6)            4.50%

Taxable Equivalent Yield(5)             7.33%



                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +2.22%   +2.75%   +20.89%  +46.32%

Average Annual Total Return(2)                +0.19%   +0.75%    +3.65%   +5.18%

Avg. Ann. Total Return (9/30/02)(3)                    +2.38%    +3.43%   +5.21%

Distribution Rate(4)                    4.98%

Taxable Equivalent Distribution Rate(5) 8.11%

30-Day Standardized Yield(6)            4.46%

Taxable Equivalent Yield(5)             7.26%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the 2002 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA                           71.3%
AA                             4.4%
A                             13.8%
BBB                            9.0%
Below Investment Grade         1.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN NEW JERSEY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NEW JERSEY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NEW JERSEY MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------



STATE UPDATE
[ICON OF NEW JERSEY OMITTED]
Although still in solid financial shape, New Jersey is now seeking solutions to steadily declining employment gains and weaker-than-expected tax collections -- typical by-products of the national economic slowdown. The length and duration of economic doldrums is affecting Garden State revenues more than anticipated, with remaining reserves slated to help balance a very large fiscal year 2002 budget. This will deplete roughly 90% of those reserves while severely curtailing fiscal year 2003 financial flexibility. The heavily tax-reliant revenues are unable to keep up with the ambitious spending trends initiated before the recession, and the state is facing its first budget gap in years, highlighted by a $1.2 billion reserve drawdown and $1 billion in non-recurring budgetary measures.(2) Thus, Standard & Poor's, an independent credit rating agency, downgraded New Jersey's general obligation (GO) rating to AA from AA+ in 2002's second quarter, still quite high by all measures but reflecting increased risks and weaknesses to the state's financial health.(3)

New Jersey's recent budgetary pressures are not unique; rapid erosion of state revenue bases has been acute for ALL states that rely on income and capital gains taxes as a large percentage of revenues. With its central location in the Northeast corridor, myriad corporate headquarters and international business office sites as well as its key proximity to the New York City financial center, New Jersey is a high-wealth state closely tied to the vagaries of Wall Street business. Although New Jersey's large pharmaceutical



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Moody's Investors Service, NEW JERSEY (STATE OF), 8/02.

3. This does not indicate Standard & Poor's rating of the Fund.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 103.

industry remains a source of strength, ongoing job losses in manufacturing were joined by rising layoffs in telecommunications and financial services. At 5.3% in August 2002, however, state unemployment remained below the national average of 5.7%.(4)

New Jersey has long been a source of individual wealth; its $38,153 average personal income per capita in 2001 was 126% of the national average, essentially tied with Connecticut and Massachusetts as the wealthiest among the 50 states.(2) However, New Jersey's outstanding debt has significantly outpaced its population and personal income growth during the past decade. As of August 2002, the state's net tax-supported debt was the country's fourth-highest, with more than $1,900 in debt per capita, or 5.5% of personal income. This was well above the U.S. medians of $573 in debt per capita and 2.3% of personal income.(2) The state's outstanding debt is expected to grow as it increases funding to maintain and improve transportation infrastructure and renovate or construct numerous state offices, a prison and other facilities. Additionally, with public school renovation, Medicaid, pension and open space acquisition most prominent among the state's upcoming funding plans, widening debt service pressures are looming for the years ahead.

New Jersey's debt has remained affordable in the context of its vast economic resources, thanks largely to a highly educated workforce and concentration of technical industries. Furthermore, the state displays a record of strong financial management and controls, notwithstanding the severe revenue variance and depletion of budget reserves seen recently. However, with a sizable structural imbalance in the 2003 budget, which will likely persist into 2004, and minimal reserves available to cushion against potential additional financial strain, state legislators have a serious balancing act to perform. Ultimately, the governor has wide authority to reduce expenditures under any appropriation should revenues and resources fall short of expected amounts, and New Jersey's constitution requires that a balanced budget is adopted each year.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.85 on February 28, 2002, to $11.99 on August 31, 2002.



------------------------------
PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
8/31/02
                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
------------------------------
Hospital & Health Care 21.5%

Transportation         18.4%

General Obligation     17.6%

Utilities              10.6%

Prerefunded            10.5%

Housing                 8.3%

Higher Education        4.5%

Other Revenue           4.0%

Corporate-Backed        1.8%

Subject to Government
Appropriations          1.8%

Tax-Supported           1.0%
------------------------------



4. Source: Bureau of Labor Statistics.

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/02-8/31/02
                                                 DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                   CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                 4.72 cents    4.15 cents    4.17 cents

April                                 4.72 cents    4.15 cents    4.17 cents

May                                   4.72 cents    4.15 cents    4.17 cents

June                                  4.72 cents    4.19 cents    4.20 cents

July                                  4.72 cents    4.19 cents    4.20 cents

August                                4.72 cents    4.19 cents    4.20 cents
--------------------------------------------------------------------------------
TOTAL                                28.32 CENTS   25.02 CENTS   25.11 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Unlike the U.S. economy and equities markets, the tax-exempt municipal bond marketplace continued to be strong. A sizable new municipal bond supply was met with robust demand by investors, many of whom sought tax-free investments to diversify and stabilize their equity-heavy portfolios during the stock market downturn. Bond issuance rose, for the most part, as issuers were motivated to borrow as tax receipts declined in the economic slowdown. Furthermore, 2002's low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by purchasing higher yielding securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the period included Puerto Rico Commonwealth GO, Berkeley Township Board of Education GO, North Brunswick Township Board of Education GO, Tobacco Settlement Financing Corp. Revenue and Port Authority of New York and New Jersey Revenue bonds. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. Sales included Lafayette Yard Community Development Revenue Finance Authority Revenue for Hotel/Conference Center Project - Trenton, New Jersey EDA Revenue for School Facilities Construction, New Jersey State Transportation Trust Fund Authority Revenue, and New Jersey Health Care Facilities for Newton Memorial Hospital and for St. Barnabas Health bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.43%, based on an annualization of the current 4.62 cent ($0.0462) per share dividend and the maximum offering price of $12.52 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 42.51% would need to earn 7.71% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin New Jersey Tax-Free Income Fund. Despite an increase in New Jersey's new 2002 bond issuance to roughly $7.5 billion year-to-date through August 31, up 79.3% from the same period in 2001, strong retail demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward.(5) Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




5. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.14        $11.99     $11.85
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2832

CLASS B                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.14        $12.04     $11.90
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2502

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.14        $12.07     $11.93
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2511


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.65%   +5.34%   +32.51%  +79.33%

Average Annual Total Return(2)                -0.79%   +0.86%    +4.88%   +5.55%

Avg. Ann. Total Return (9/30/02)(3)                    +3.80%    +5.11%   +5.78%

Distribution Rate(4)                    4.43%

Taxable Equivalent Distribution Rate(5) 7.71%

30-Day Standardized Yield(6)            3.86%

Taxable Equivalent Yield(5)             6.71%



                                                                       INCEPTION
CLASS B                                                6-MONTH  1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +3.34%   +4.82%   +24.02%

Average Annual Total Return(2)                         -0.66%   +0.82%    +7.66%

Avg. Ann. Total Return (9/30/02)(3)                             +3.73%    +8.31%

Distribution Rate(4)                    4.07%

Taxable Equivalent Distribution Rate(5) 7.08%

30-Day Standardized Yield(6)            3.51%

Taxable Equivalent Yield(5)             6.11%



                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.34%   +4.81%   +28.92%  +50.44%

Average Annual Total Return(2)                +1.32%   +2.79%    +5.00%   +5.58%

Avg. Ann. Total Return (9/30/02)(3)                    +5.66%    +5.24%   +5.82%

Distribution Rate(4)                    4.03%

Taxable Equivalent Distribution Rate(5) 7.01%

30-Day Standardized Yield(6)            3.46%

Taxable Equivalent Yield(5)             6.02%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and New Jersey state personal income tax bracket of 42.51%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN OREGON TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]

AAA                           37.7%
AA                            35.5%
A                             14.7%
BBB                           10.1%
Below Investment Grade         2.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN OREGON TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OREGON STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF OREGON MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------

STATE UPDATE
[ICON OF OREGON OMITTED]
Oregon's credit standing is strong and stable, but like many states it is now dealing with the draining effects of an economic downturn and resulting lost tax revenues. With a newly projected 7.5% decline in income tax revenues factored into the 2002-2003 biennium this year, a special session of Oregon's legislative assembly met in March to find budget-balancing solutions for the predicted $767 million shortfall.(2) The special session adjourned having produced a revised balanced budget with a combination of spending reductions, without raising taxes. Governor Kitzhaber vetoed certain aspects of the plan, creating an imbalance, which he then largely corrected by reducing some appropriations. With these prudent measures, Oregon extended its long history of maintaining stable financial operations despite revenue and expenditure pressures.

Job scarcity and high unemployment underscore the state's economic deceleration, and job growth is expected to contract for 2002 before rebounding at a rate projected to outpace the nation's from 2003-2005. Oregon's unemployment rate, consistently above the national averages since 1996, stood at 7.0% in August 2002, compared with just 5.7% for the nation.(3) Oregon's traditional industries of lumber, wood products and agriculture are still crucial to its economy, but now represent ever-shrinking percentages of gross state product. High-technology manufacturing has dramatically diversified Oregon's employment base, and now accounts for nearly 25% of gross state



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: Standard & Poor's, RATINGSDIRECT, "OREGON: TAX SECURED, GENERAL OBLIGATION," 4/24/02.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 108.

product, compared with just 3% in 1989.(2) This trend has contributed to improved resident wealth levels, but lately the state has also been disproportionally hurt by underperformance within the high-tech sector.

Oregon's strong financial controls compensate for low budget reserves. It enjoys a very modest state debt burden of $3.1 billion, which translates into $891 debt per capita.(2) The state's debt burden is expected to remain moderate over the near term, although its economic rebound could lag improvements in the U.S. economy. Continued economic weakness of major Asian trading partners, particularly Japan, will also affect the strength and speed of state recovery.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Oregon Tax-Free
Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.65 on August 31, 2002.

Unlike the U.S. economy and equity markets, the tax-exempt municipal bond marketplace continued to be strong. A sizable new municipal bond supply was met with robust demand by investors, many of whom sought the perceived safety of tax-free investments as an alternative to the troubled stock markets. Bond issuance rose, for the most part, because issuers were motivated to borrow as tax receipts declined in the economic slowdown. Furthermore, 2002's low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

The Fund experienced tremendous cash inflows from new fund sales this reporting period. Unlike many other states, Oregon had an extremely thin bond supply, so the Fund sought investment opportunities in Puerto Rico municipal bonds during periods when Oregon state issues were in short supply. Puerto Rico securities are highly liquid and trade well in the secondary market, and their distributions are tax-free in many states. In this manner the Fund aimed to stay fully invested to take advantage of the declining interest rate environment. Notable purchases we made during the six months under review included Puerto Rico Commonwealth GO, Klamath Falls Intercommunity


------------------------------
PORTFOLIO BREAKDOWN
Franklin Oregon
Tax-Free Income Fund
8/31/02
                   % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
------------------------------
General Obligation     27.6%

Transportation         15.9%

Housing                12.2%

Hospital & Health Care 10.3%

Utilities               7.5%

Prerefunded             7.3%

Corporate-Backed        5.5%

Higher Education        5.1%

Subject to Government
Appropriations          4.1%

Other Revenue           2.8%

Tax-Supported           1.7%
------------------------------

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/02-8/31/02
                                                         DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                 CLASS A        CLASS C
--------------------------------------------------------------------------------
March                                                4.5 cents     3.96 cents

April                                                4.5 cents     3.96 cents

May                                                  4.5 cents     3.96 cents

June                                                 4.5 cents     3.99 cents

July                                                 4.5 cents     3.99 cents

August                                               4.5 cents     3.99 cents
--------------------------------------------------------------------------------
TOTAL                                               27.0 CENTS    23.85 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



Hospital Authority Revenue - Merle West Medical Center Project, Washington and Clackamas Counties School District No. 23 GO and Oregon State Department of Transportation Usertax Revenue bonds. Some holdings we sold included Eugene Electric Utility Revenue and Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue - Peacehealth bonds.

As the largest municipal bond fund in Oregon, with $609.8 million in total net assets at period-end, Franklin Oregon Tax-Free Income Fund is able to use its size and Franklin's significant presence and expertise in the municipal bond market to structure issues to fit the portfolio's needs. The Fund has maintained high average credit quality, and on August 31, 2002, 73.2% of total long-term investments were rated AA or higher.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary on page 48 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.44%, based on an annualization of the current 4.5 cent ($0.045) per share dividend and the maximum offering price of $12.17 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Oregon state personal income tax bracket of

44.13% would need to earn 7.95% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Nationally, municipal bond issuance is on pace to break an all-time record this year. Year-to-date through August 31, new issuance stood at about $219.6 billion, well on the path to surpass the previous record of $292.2 billion set in 1993.(4) Particularly strong retail demand in Oregon is absorbing its supply, which at roughly $2.1 billion year-to-date through August was down 7.7% compared to the same period in 2001.(4) The fixed income market should remain healthy going forward as the economy slowly recovers, coupled with the continued absence of any signs of inflation. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



4. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OREGON
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.13        $11.65     $11.52
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2700

CLASS C                                        CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.13        $11.74     $11.61
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                                $0.2385


PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.55%   +4.83%   +28.86%  +75.32%

Average Annual Total Return(2)                -0.84%   +0.35%    +4.29%   +5.32%

Avg. Ann. Total Return (9/30/02)(3)                    +3.19%    +4.53%   +5.51%

Distribution Rate(4)                    4.44%

Taxable Equivalent Distribution Rate(5) 7.95%

30-Day Standardized Yield(6)            3.97%

Taxable Equivalent Yield(5)             7.11%


                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.24%   +4.23%   +25.33%  +46.36%

Average Annual Total Return(2)                +1.19%   +2.18%    +4.41%   +5.19%

Avg. Ann. Total Return (9/30/02)(3)                    +5.11%    +4.64%   +5.42%

Distribution Rate(4)                    4.02%

Taxable Equivalent Distribution Rate(5) 7.19%

30-Day Standardized Yield(6)            3.57%

Taxable Equivalent Yield(5)             6.39%




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Oregon state personal income tax bracket of 44.13%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/02

[PIE CHART OMITTED]
AAA           70.6%
AA             6.8%
A              8.7%
BBB           13.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND PENNSYLVANIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF PENNSYLVANIA MUNICIPAL BONDS.(1)
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE
[ICON OF PENNSYLVANIA OMITTED]
Since the early 1990s, prudent budget restraint measures, realistic revenue assumptions and use of annual budget surpluses to build reserves helped fortify Pennsylvania against the current economic slowdown. These reserves are now available as the commonwealth, along with the rest of the large industrial states, grapples with the effects of waning revenues. Current reserves and planned budget actions should provide stability at least through fiscal year 2003. This will be crucial for the commonwealth's ongoing credit position, since a greater-than-anticipated revenue downturn will require using at least half of its budget reserve, as well as other one-time revenue sources, to maintain near-term fiscal balance.

The Keystone State economy has long performed below the national average, reflecting lack of population growth and deep and continuing losses in the commonwealth's formerly large manufacturing sector. Although previous concentrations in several matured industries have been reduced, some new jobs have been gained, albeit very slowly, in areas such as biotechnology, software, tourism and business services. Despite its lagging labor force expansion trends, Pennsylvania's 5.3% unemployment rate in August 2002 remained below the 5.7% national average.(2) Future employment gains are expected from the business, health care and consumer services sectors, while mining, manufacturing and machinery sectors will likely continue their decline.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable. The Fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 114.

-------------------------------
PORTFOLIO BREAKDOWN
Franklin Pennsylvania
Tax-Free Income Fund
8/31/02
                    % OF TOTAL
                    LONG-TERM
                    INVESTMENTS
-------------------------------
Hospital & Health Care 20.3%

General Obligation     14.5%

Prerefunded            14.3%

Utilities              11.7%

Higher Education       10.5%

Transportation         10.4%

Housing                 6.7%

Corporate-Backed        4.5%

Other Revenue           2.7%

Subject to Government
Appropriations          2.7%

Tax-Supported           1.7%
-------------------------------



While keeping close to U.S. norms, Pennsylvania's wealth levels and tax-supported debt ratios have demonstrated long-term improving trends compared with other states, with debt staying roughly equivalent to the pace of personal income growth. The current ratio of debt to personal income, at 2.3%, matches the national average, while personal income per capita slightly exceeded the 50-state median -- allowing Pennsylvanians to carry a below-average debt per-capita than the U.S. median.(3)

Moody's and Standard & Poor's, two independent credit rating agencies, sustained Pennsylvania's general obligation (GO) debt ratings of Aa2 and AA through summer 2002, and both assess a stable outlook going forward.(4) Pennsylvania now faces several budgetary challenges to test its resourcefulness and high credit standing. For the current 2003 fiscal year, general fund revenues were below fiscal 2002 budgeted revenues, due largely to a drop in tax receipts. Assuming the current economic malaise will continue for some time, this shortfall is predicted to balloon by fiscal year-end. In addition, Pennsylvania's principal pension plans remain fully funded, and consistent infrastructure improvements have been made while accommodating recent low-level tax cuts. The current outlook assumes the commonwealth's trend of moderate debt issuance will continue, resulting in maintenance of very comfortable ratios of debt to income and debt service as a percent of its overall budget.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.29 on February 28, 2002, to $10.41 on August 31, 2002.

Unlike the U.S. economy and equities markets, the municipal bond marketplace continued to be strong. A sizable new municipal bond supply was met with robust demand by investors, many of whom sought the perceived safety of tax-free investments as an alternative to the troubled stock markets. Bond issuance rose, for the most part, because issuers were motivated to borrow as tax receipts declined in the



3. Source: Moody's Investors Service, PENNSYLVANIA (COMMONWEALTH OF), 5/13/02.

4. These do not indicate ratings of the Fund.

--------------------------------------------------------------------------------
DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/02-8/31/02

                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                  CLASS A       CLASS B        CLASS C
--------------------------------------------------------------------------------
March                                  4.25 cents    3.78 cents    3.77 cents

April                                  4.25 cents    3.78 cents    3.77 cents

May                                    4.25 cents    3.78 cents    3.77 cents

June                                   4.25 cents    3.79 cents    3.80 cents

July                                   4.25 cents    3.79 cents    3.80 cents

August                                 4.25 cents    3.79 cents    3.80 cents
--------------------------------------------------------------------------------
TOTAL                                 25.50 CENTS   22.71 CENTS   22.71 CENTS
--------------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




economic slowdown. Furthermore, 2002's low interest rate environment offered an inexpensive venue to finance ongoing, essential capital projects.

We focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. Additionally, we attempted to enhance the portfolio's income-producing potential by purchasing higher yielding securities. We also sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. As a result of these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the period included Muhlenberg School District GO, Southern Lehigh School District GO and Pennsylvania State Turnpike Revenue bonds. Sales included Pennsylvania State Public School Building Authority Revenue - Lehigh Career & Technical Institution and Butler County IDA, PCR - Witco Corp. Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.64%, based on an annualization of the current 4.2 cent ($0.042) per share dividend and the maximum offering price of $10.87 on August 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32% would need to earn 7.77% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. Despite an increase in Pennsylvania's new 2002 bond issuance to roughly $9 billion year-to-date through August 31, up 3.7% from the same period in 2001, strong retail demand for the commonwealth's municipal bonds should help support the value of the portfolio's holdings going forward.(5) Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.



5. Source: THE BOND BUYER, 9/3/02.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $10.41     $10.29
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2550

CLASS B                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $10.43     $10.31
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2271

CLASS C                                       CHANGE        8/31/02    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $10.47     $10.35
DISTRIBUTIONS (3/1/02-8/31/02)
Dividend Income                               $0.2271


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                       6-MONTH  1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.73%   +5.69%   +31.06%  +82.00%

Average Annual Total Return(2)                -0.71%   +1.20%    +4.65%   +5.71%

Avg. Ann. Total Return (9/30/02)(3)                    +3.56%    +4.85%   +5.88%


DISTRIBUTION RATE(4)                    4.64%
Taxable Equivalent Distribution Rate(5) 7.77%

30-Day Standardized Yield(6)            3.76%

Taxable Equivalent Yield(5)             6.30%



                                                                       INCEPTION
CLASS B                                                6-MONTH  1-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +3.44%    +5.10%  +24.08%

Average Annual Total Return(2)                         -0.56%    +1.10%   +7.69%

Avg. Ann. Total Return (9/30/02)(3)                              +3.57%   +8.26%

Distribution Rate(4)                    4.30%

Taxable Equivalent Distribution Rate(5) 7.20%

30-Day Standardized Yield(6)            3.40%

Taxable Equivalent Yield(5)             5.70%


                                                                       INCEPTION
CLASS C                                       6-MONTH  1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +3.42%   +5.08%   +27.55%  +49.14%

Average Annual Total Return(2)                +1.44%   +3.00%    +4.77%   +5.46%

Avg. Ann. Total Return (9/30/02)(3)                    +5.52%    +4.98%   +5.68%

Distribution Rate(4)                    4.22%

Taxable Equivalent Distribution Rate(5) 7.07%

30-Day Standardized Yield(6)            3.35%

Taxable Equivalent Yield(5)             5.61%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 8/31/02.

5. Taxable equivalent distribution rate and yield assume the published rates as of 8/31/02 for the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 8/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ------------------------------------------------
CLASS A                                                      (UNAUDITED)    2002     2001      2000(D)   1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................        $10.76    $10.83   $10.31    $11.38    $11.44    $11.24
                                                         ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a)................................           .27       .55      .57       .57       .59       .61
 Net realized and unrealized gains (losses) .............           .08      (.06)     .52     (1.02)     (.01)      .29
                                                         ----------------------------------------------------------------
Total from investment operations ........................           .35       .49     1.09      (.45)      .58       .90
                                                         ----------------------------------------------------------------
Less distributions from:
 Net investment income ..................................          (.27)     (.56)    (.57)     (.58)     (.59)     (.62)
 Net realized gains                                                  --        --       --      (.04)     (.05)     (.08)
                                                         ----------------------------------------------------------------
Total distributions .....................................          (.27)     (.56)    (.57)     (.62)     (.64)     (.70)
                                                         ----------------------------------------------------------------
Net asset value, end of period ..........................        $10.84    $10.76   $10.83    $10.31    $11.38    $11.44
                                                         ----------------------------------------------------------------

Total return(b) .........................................         3.36%     4.63%   10.80%   (4.15)%     5.17%     8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $896,441  $877,126 $777,553  $756,274  $861,020  $810,250
Ratios to average net assets:
 Expenses ...............................................          .65%(c)   .64%     .64%      .62%      .63%      .63%
 Net investment income ..................................         5.08%(c)  5.12%    5.39%     5.30%     5.11%     5.40%
Portfolio turnover rate .................................        12.81%    27.59%   24.38%    20.55%    14.11%    20.02%


CLASS B
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................        $10.81    $10.86   $10.32    $10.24
                                                         --------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................           .24       .50      .52       .05
 Net realized and unrealized gains (losses) .............           .07      (.05)     .53       .07
                                                         --------------------------------------------
Total from investment operations ........................           .31       .45     1.05       .12
                                                         --------------------------------------------
Less distributions from net investment income ...........          (.24)     (.50)    (.51)     (.04)
                                                         --------------------------------------------
Net asset value, end of period ..........................        $10.88    $10.81   $10.86    $10.32
                                                         --------------------------------------------

Total return(b) .........................................         2.97%     4.22%   10.37%     1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................       $17,960   $11,798   $3,700      $176
Ratios to average net assets:
 Expenses ...............................................         1.20%(c)  1.19%    1.19%     1.18%(c)
 Net investment income ..................................         4.48%(c)  4.57%    4.82%     5.26%(c)
Portfolio turnover rate .................................        12.81%    27.59%   24.38%    20.55%


a Based on average shares outstanding effective year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ------------------------------------------------
CLASS C                                                      (UNAUDITED)    2002     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................       $10.85    $10.90   $10.38    $11.45    $11.51    $11.30
                                                          -----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................          .24       .50      .52       .52       .52       .56
 Net realized and unrealized gains (losses) ..............          .08      (.05)     .51     (1.03)     (.01)      .29
                                                          -----------------------------------------------------------------
Total from investment operations .........................          .32       .45     1.03      (.51)      .51       .85
                                                          -----------------------------------------------------------------
Less distributions from:
 Net investment income ...................................         (.24)     (.50)    (.51)     (.52)     (.52)     (.56)
 Net realized gains                                                  --        --       --      (.04)     (.05)     (.08)
                                                          -----------------------------------------------------------------
Total distributions ......................................         (.24)     (.50)    (.51)     (.56)     (.57)     (.64)
                                                          -----------------------------------------------------------------
Net asset value, end of period ...........................       $10.93    $10.85   $10.90    $10.38    $11.45    $11.51
                                                          -----------------------------------------------------------------

Total return(b) ..........................................        3.05%     4.21%   10.13%   (4.65)%     4.54%     7.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................      $36,540   $31,526  $23,840   $22,671   $23,871   $14,537
Ratios to average net assets:
 Expenses ................................................        1.18%(c)  1.19%    1.19%     1.18%     1.19%     1.19%
 Net investment income ...................................        4.50%(c)  4.57%    4.84%     4.75%     4.55%     4.82%
Portfolio turnover rate ..................................       12.81%    27.59%   24.38%    20.55%    14.11%    20.02%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                 PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.6%
 Arizona Capital Facilities Finance Corp. Student Housing Revenue, Arizona State University
 Project, 6.25%, 9/01/32 ...................................................................  $  3,825,000   $  3,946,941
 Arizona Educational Loan Marketing Corp. Revenue,
    Senior Series, 6.375%, 9/01/05 .........................................................    10,000,000     10,200,000
    Series B, 7.00%, 3/01/03 ...............................................................     1,000,000      1,014,650
    Series B, 7.00%, 3/01/05 ...............................................................     1,000,000      1,017,200
    Sub Series, 6.625%, 9/01/05 ............................................................     1,000,000      1,020,810
 Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist Hospital,
 MBIA Insured, ETM, 6.25%, 9/01/11 .........................................................     2,000,000      2,072,600
 Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
    6.625%, 7/01/20 ........................................................................     6,390,000      6,799,662
 Arizona School Facilities Board Revenue, State School Improvement, 5.00%, 7/01/19 .........     2,000,000      2,073,500
 Arizona State Board Regents COP, University of Arizona Main Campus, Series A-1, AMBAC
 Insured, 5.125%, 6/01/25 ..................................................................     2,000,000      2,040,080
 Arizona State COP, Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 .....................     5,000,000      5,100,000
 Arizona State Municipal Financing Program COP,
    Dysart School, Series 22, MBIA Insured, ETM, 7.875%, 8/01/05 ...........................     1,350,000      1,573,168
    Peoria School, Series 19, MBIA Insured, ETM, 7.75%, 8/01/04 ............................       500,000        557,775
    Refunding, 1992, Series 14, AMBAC Insured, 5.00%, 8/01/33 ..............................     1,000,000      1,007,730
    Series 20, MBIA Insured, ETM, 7.625%, 8/01/06 ..........................................     3,250,000      3,732,234
    Series 25, MBIA Insured, 7.875%, 8/01/14 ...............................................       500,000        679,785
 Arizona State University COP,
    Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 ....................     5,475,000      5,650,528
    Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 ....................     5,965,000      6,113,528
    Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/22 ....................     1,000,000      1,020,160
    Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 ....................     3,545,000      3,630,045
    Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 ....................     1,875,000      1,914,093
    Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 ....................     2,640,000      2,692,985
    Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ................     1,350,000      1,436,048
 Arizona State University Revenue, FGIC Insured,
    5.00%, 7/01/23 .........................................................................     2,890,000      2,936,905
    5.00%, 7/01/25 .........................................................................     2,250,000      2,277,720
    5.875%, 7/01/25 ........................................................................     1,000,000      1,089,770
 Arizona Student Loan Acquisition Authority Student Loan Revenue,
    junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 ..............................     1,000,000      1,052,790
    Refunding, Senior Series A-1, 5.90%, 5/01/24 ...........................................     1,500,000      1,582,305
 Arizona Water Infrastructure Finance Authority Revenue, Water Quality, Series A,
    5.05%, 10/01/20 ........................................................................     1,890,000      1,953,863
 Casa Grande Excise Tax Revenue, FGIC Insured,
    6.00%, 4/01/10 .........................................................................       400,000        424,252
    6.20%, 4/01/15 .........................................................................       930,000      1,014,946
 Casa Grande IDA,
    IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ................................................       500,000        518,125
    PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ................................................     1,800,000      1,865,970
 Chandler GO, FGIC Insured, Pre-Refunded,
    6.80%, 7/01/13 .........................................................................     1,750,000      1,930,740
    6.85%, 7/01/14 .........................................................................     1,625,000      1,794,276
 Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
    6.05%, 7/20/30 .........................................................................     4,055,000      4,151,104
 Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 ...........     1,250,000      1,380,213
 Coconino County PCR, Arizona Public Service Co., Refunding, Series A, MBIA Insured,
    5.875%, 8/15/28 ........................................................................     5,275,000      5,551,832
 Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
    6.125%, 7/20/41 ........................................................................     2,255,000      2,387,481
 Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ..........................       480,000        488,381
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ..................................    45,900,000     11,475,000
 Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 .......................     1,500,000      1,528,005
 Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
    7/01/12 ................................................................................     1,500,000      1,632,900
    7/01/22 ................................................................................     3,250,000      3,537,950
 Glendale IDA, Educational Facilities Revenue, American Graduate School International,
    Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 .......................................     1,000,000      1,146,250
    Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ......................................     1,250,000      1,437,088
    Refunding, Connie Lee Insured, 5.875%, 7/01/15 .........................................     2,200,000      2,390,542
 Glendale IDAR, Midwestern University, Series A,
    5.375%, 5/15/28 ........................................................................    15,000,000     15,087,900
    Connie Lee Insured, 6.00%, 5/15/16 .....................................................       455,000        510,697


                                                                                                                       59

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Glendale IDAR, Midwestern University, Series A, (cont.)
    Connie Lee Insured, 6.00%, 5/15/26 .....................................................  $    340,000   $    370,342
    MBIA Insured, 5.375%, 5/15/28 ..........................................................     2,000,000      2,067,780
    Pre-Refunded, 6.00%, 5/15/16 ...........................................................     1,485,000      1,704,632
    Pre-Refunded, 6.00%, 5/15/26 ...........................................................     1,660,000      1,905,514
 Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 .....     1,500,000      1,538,445
 Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ...     1,000,000      1,025,630
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%,
    10/01/12 ...............................................................................     3,630,000      3,715,813
    10/01/22 ...............................................................................     4,000,000      4,094,880
 Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 .............................     1,730,000      1,760,292
 Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 .........................................................................     1,100,000      1,136,234
 Maricopa County COP, 6.00%, 6/01/04 .......................................................     4,205,000      4,261,768
 Maricopa County GO,
    School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ......     1,410,000      1,541,638
    School District No. 11, Peoria Unified, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/10 ....     2,980,000      3,250,465
    School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 .......     4,020,000      4,326,485
    School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 ......     2,500,000      2,698,125
    School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ..........       570,000        622,748
    USD No. 41, Gilbert, 6.25%, 7/01/15 ....................................................       160,000        176,600
    USD No. 41, Gilbert, Pre-Refunded, 6.25%, 7/01/15 ......................................     1,840,000      2,148,623
    USD No. 65, Littleton School Improvement, Series B, FGIC Insured, 6.40%, 7/01/14 .......     1,175,000      1,276,520
    USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 ....................     1,000,000      1,076,760
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 .......................     1,600,000      1,790,320
 Maricopa County Hospital Revenue, Sun Health Corp.,
    5.30%, 4/01/29 .........................................................................    15,595,000     14,326,191
    Refunding, 5.80%, 4/01/08 ..............................................................     3,870,000      4,121,279
    Refunding, 5.90%, 4/01/09 ..............................................................     2,120,000      2,264,118
    Refunding, 6.125%, 4/01/18 .............................................................    15,650,000     15,983,815
 Maricopa County IDA,
    Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
      5.00%, 7/01/16 .......................................................................    13,100,000     12,397,840
    Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
      5.00%, 7/01/21 .......................................................................    17,600,000     15,864,288
    Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......................    18,000,000     18,491,400
    Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ........     3,000,000      3,045,270
    Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured,
      ETM, 7.00%, 12/01/16 .................................................................     1,890,000      2,425,645
    IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ....................................     5,000,000      4,758,900
    MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35 ............     3,000,000      3,138,840
    MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 .........     2,105,000      2,189,810
    MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ........     2,350,000      2,384,780
    MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 .....     2,000,000      2,150,500
    MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 ...............     1,585,000      1,604,496
    MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ......       570,000        576,139
    MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ............     1,785,000      1,804,332
 Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 .................................       635,000        678,745
 Maricopa County School District No. 3 GO, Tempe Elementary,
    AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ............................................       255,000        280,166
    Refunding, AMBAC Insured, 6.00%, 7/01/13 ...............................................       445,000        484,756
 Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.75%, 1/01/25 .........................................................................    41,500,000     44,572,245
    5.625%, 1/01/29 ........................................................................    18,000,000     19,007,640
 Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 ..............................     2,500,000      2,575,525
 Mesa Utility System Revenue, FGIC Insured, 5.00%, 7/01/21 .................................     5,000,000      5,114,250
 Mohave County IDA,
    Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 .........................     1,585,000      1,697,107
    IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ....................................     4,100,000      4,084,215
 Navajo County PCR, Arizona Public Service Co., Series A, Refunding, 5.875%, 8/15/28 .......    54,500,000     55,282,620
 Northern Arizona University Revenues, FGIC Insured, 5.00%,
    6/01/27 ................................................................................     1,750,000      1,768,708
    6/01/30 ................................................................................     1,255,000      1,266,471
    6/01/34 ................................................................................     1,420,000      1,427,512



60

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
     5.75%, 7/01/17 ........................................................................    $  500,000 $    540,540
 Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ..............................     1,300,000    1,339,273
 Phoenix Airport Revenue,
    Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ......................................       700,000      763,301
    Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ......................................     1,680,000    1,825,706
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ......................................     1,785,000    1,942,973
    Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ......................................       570,000      620,445
    Series D, MBIA Insured, 6.30%, 7/01/10 .................................................     1,800,000    1,956,114
    Series D, MBIA Insured, 6.40%, 7/01/11 .................................................     3,825,000    4,163,513
    Series D, MBIA Insured, 6.40%, 7/01/12 .................................................       820,000      892,570
 Phoenix Civic Improvement Corp. Airport Revenue, senior lien,
    Series B, FGIC Insured, 5.25%, 7/01/22 .................................................     3,000,000    3,069,120
    Series B, FGIC Insured, 5.25%, 7/01/23 .................................................     5,000,000    5,091,850
    Series B, FGIC Insured, 5.25%, 7/01/27 .................................................    15,250,000   15,506,353
 Phoenix Civic Improvement Corp. Excise Tax Revenue,
    Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 .....................     2,985,000    3,084,908
    Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ...................    18,310,000   18,904,160
 Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
    Pre-refunded, 6.90%, 7/01/21 ...........................................................     2,000,000    2,229,580
 Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
    FGIC Insured, 6.00%, 7/01/19 ...........................................................     3,000,000    3,550,140
    FGIC Insured, 6.00%, 7/01/20 ...........................................................     3,670,000    4,343,005
    FGIC Insured, 6.00%, 7/01/24 ...........................................................    24,715,000   29,247,237
    Refunding, FGIC Insured, 5.00%, 7/01/20 ................................................     9,710,000    9,995,571
    Refunding, FGIC Insured, 5.125%, 7/01/21 ...............................................    10,000,000   10,318,000
    Refunding, FGIC Insured, 5.00%, 7/01/24 ................................................     7,050,000    7,134,812
 Phoenix Civic Improvement Corp. Water System Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/26 ..............................................     3,250,000    3,287,505
    junior lien, Refunding, FGIC Insured, 5.00%, 7/01/22 ...................................     4,000,000    4,080,640
    Pre-Refunded, 5.95%, 7/01/16 ...........................................................     3,665,000    4,141,633
    Pre-Refunded, 6.00%, 7/01/19 ...........................................................     3,000,000    3,395,580
 Phoenix Civic Plaza Building Corp. Revenue, 6.00%, 7/01/14 ................................     4,300,000    4,733,913
 Phoenix GO,
    5.25%, 7/01/22 .........................................................................     5,420,000    5,591,380
    Various Purposes, Series B, 5.00%, 7/01/27 .............................................     8,360,000    8,430,475
 Phoenix HFC, Mortgage Revenue,
    Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 .....................................     2,715,000    2,744,974
    Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ...................     1,750,000    1,764,018
    Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 ...................     2,260,000    2,275,029
 Phoenix IDA,
    Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
     9/15/21                                                                                     4,300,000    4,404,748
    Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%,
     9/15/28                                                                                     4,000,000    4,039,200
    Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.375%, 9/15/22 ..     2,000,000    2,089,380
    Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.50%, 9/15/27 ...    24,300,000   25,520,832
    Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 .............     3,500,000    3,838,310
    SFMR, FNMA Insured, 6.30%, 12/01/12 ....................................................       380,000      401,611
 Phoenix IDAR, SFMR, Series 1B, FNMA Insured, 6.20%, 6/01/22 ...............................       420,000      445,473
 Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 ....     1,500,000    1,605,330
 Phoenix Street and Highway Revenue,
    ETM, 6.80%, 7/01/03 ....................................................................     1,000,000    1,045,070
    Refunding, 6.60%, 7/01/07 ..............................................................       610,000      624,640
 Pima County IDA,
    Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, MBIA Insured,
     6.75%, 7/01/10 ........................................................................     2,250,000    2,290,365
    Health Care Corp. Revenue, Carondelet St. Joseph's and St. Mary's Hospital, MBIA Insured,
     8.00%, 7/01/13 ........................................................................        65,000       65,356
    MFR, Fountaine Village Apartments, GNMA Secured, 5.55%, 12/20/20 .......................       620,000      650,193
    MFR, Series A, FNMA Insured, 6.00%, 12/01/21 ...........................................     2,720,000    2,875,203
    SFMR, GNMA Secured, 6.40%, 11/01/09 ....................................................       460,000      482,154
    SFMR, GNMA Secured, 6.625%, 11/01/14 ...................................................       305,000      315,709
    SFMR, GNMA Secured, 6.75%, 11/01/27 ....................................................     2,010,000    2,087,747
    SFMR, Refunding, Series A, 7.625%, 2/01/12 .............................................     1,455,000    1,455,873
    SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 .........................................       755,000      791,459


                                                                                                                     61

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ..........................................................   $    65,000   $     75,380
 Puerto Rico Commonwealth GO,
    MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .............................................       845,000        933,031
    Public Improvement, Series A, 5.375%, 7/01/28 ..........................................     5,000,000      5,178,950
    Public Improvement, Series A, 5.125%, 7/01/31 ..........................................     3,000,000      3,019,890
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series B, 6.00%, 7/01/26 ...............................................................     2,000,000      2,122,400
    Series B, 6.00%, 7/01/39 ...............................................................    19,600,000     23,298,324
    Series D, 5.375%, 7/01/36 ..............................................................     5,000,000      5,135,950
    Series Y, 5.00%, 7/01/36 ...............................................................    10,000,000     10,068,900
    Series Y, 5.50%, 7/01/36 ...............................................................     8,550,000      9,042,480
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 .........................................................................       795,000        801,041
    7.50%, 7/01/09 .........................................................................       235,000        236,738
 Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .............    20,000,000     20,362,200
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................     1,005,000      1,005,452
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .................        40,000         47,553
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
    Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ..........................................     5,225,000      5,523,922
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............     2,790,000      3,066,461
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
    5.375%, 7/01/33 ........................................................................    30,000,000     30,862,500
    5.25%, 7/01/36 .........................................................................     2,400,000      2,431,056
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%,
    8/01/29                                                                                     15,000,000     15,625,050
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series A, 5.00%, 1/01/31 ....................................................     2,000,000      2,014,300
    Series A, 6.00%, 1/01/31 ...............................................................       365,000        366,566
    Series A, MBIA Insured, 6.00%, 1/01/31 .................................................       225,000        225,965
    Series C, 6.20%, 1/01/12 ...............................................................       610,000        624,817
    Series C, 6.25%, 1/01/19 ...............................................................     1,015,000      1,039,705
    Series C, 5.00%, 1/01/25 ...............................................................     1,860,000      1,860,986
    Series D, 6.25%, 1/01/27 ...............................................................       700,000        717,073
    Unrefunded, Series A, 5.75%, 1/01/13 ...................................................     1,075,000      1,109,733
 Salt River Project Arizona Agricultural Improvement and Power District Electric Systems
    Revenue, Salt River Project, Refunding, Series A,
    5.00%, 1/01/23 .........................................................................     6,000,000      6,076,860
    5.125%, 1/01/27 ........................................................................    15,000,000     15,257,700
 Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ....................     8,000,000      7,969,200
 Scottsdale GO,
    5.00%, 7/01/24 .........................................................................     8,225,000      8,304,865
    Refunding, 5.00%, 7/01/22 ..............................................................     4,000,000      4,080,640
 Scottsdale IDA, Hospital Revenue,
    Scottsdale Healthcare, 5.70%, 12/01/21 .................................................     2,000,000      2,038,640
    Scottsdale Healthcare, 5.80%, 12/01/31 .................................................    14,865,000     15,185,787
    Scottsdale Memorial Hospital, Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15 .......     1,250,000      1,285,325
 Sedona Sewer Sales Tax Revenue, Refunding,
    6.75%, 7/01/07 .........................................................................     3,800,000      4,081,732
    7.00%, 7/01/12 .........................................................................     5,000,000      5,396,350
 Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15 ...       360,000        392,764
 Southern Arizona Capital Facilities Finance Corp., Student Housing Revenue, University of
    Arizona Project, MBIA Insured,
    5.10%, 9/01/33 .........................................................................     6,000,000      6,093,840
 Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20 ........     8,000,000      8,636,640
 Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
    5.40%, 11/20/22 ........................................................................     1,090,000      1,124,302
    5.45%, 11/20/32 ........................................................................     1,285,000      1,312,795
 Tucson Apartment Authority Inc. Revenue,
    Series B, AMBAC Insured, 5.00%, 6/01/20 ................................................     3,450,000      3,505,925
    sub lien, AMBAC Insured, 5.35%, 6/01/31 ................................................    10,000,000     10,202,000



62

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Tucson GO,
    Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ..............................    $  650,000   $    710,736
    Series A, 5.25%, 7/01/20 ...............................................................     1,050,000      1,091,370
 Tucson Water Revenue,
    Series A, FGIC Insured, 5.00%, 7/01/23 .................................................     3,600,000      3,653,640
    Series D, FGIC Insured, 5.25%, 7/01/23 .................................................     3,000,000      3,075,780
    Series D, FGIC Insured, 5.25%, 7/01/24 .................................................     2,700,000      2,765,043
 University of Arizona COP,
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 ..       500,000        545,400
    Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 ..     1,625,000      1,755,665
    Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 .............................     1,115,000      1,194,488
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ..........................     1,000,000      1,091,710
    University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ...............     2,250,000      2,316,780
 University of Arizona System Revenue, Pre-Refunded,
    6.25%, 6/01/11 .........................................................................     1,000,000      1,098,490
    6.35%, 6/01/14 .........................................................................     1,300,000      1,430,247
 University of Arizona University Revenues, Arizona Board of Regents System, Series A,
    FGIC Insured, 5.80%, 6/01/24 ...........................................................     2,000,000      2,138,580
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 ...     2,500,000      2,673,900
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18     2,475,000      2,519,203
 Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17 ..     1,500,000      1,538,190
 Yavapai County GO,
    Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993, Series B, AMBAC
     Insured, 6.70%, 7/01/09 ...............................................................       250,000        275,373
    USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 .........................       775,000        844,239
 Yavapai County IDA,
    Idr, Citizens Utilities Co. Project, 5.45%, 6/01/33 ....................................     6,000,000      5,023,200
    Residential Care Facility Revenue, Margaret T. Morris Center, Series A, GNMA Secured,
      5.40%, 2/20/38 .......................................................................     1,575,000      1,584,780
 Yuma IDA, Hospital Revenue,
    Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 .................       920,000        927,986
    Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21 ..............................     2,015,000      2,134,852
 Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%, 7/01/25      3,100,000      3,131,775
                                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $927,316,165)                                                              937,953,930
                                                                                                             ------------
aSHORT TERM INVESTMENTS .3%
 Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp., Daily VRDN and Put,
    1.85%, 12/01/09 ........................................................................       200,000        200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ...........................     2,600,000      2,600,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,800,000) ............................................                    2,800,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $930,116,165) 98.9% ...............................................                  940,753,930
 OTHER ASSETS, LESS LIABILITIES 1.1% .......................................................                   10,186,757
                                                                                                             ------------
 NET ASSETS 100.0% .........................................................................                 $950,940,687
                                                                                                             ------------


See glossary of terms on page 119.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND
                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ---------------------------------------------
CLASS A                                                      (UNAUDITED)    2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.79    $11.64   $10.90    $12.05    $12.11    $11.80
                                                          --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................          .29       .58      .59       .59       .60       .63
 Net realized and unrealized gains (losses) .............          .12       .16      .74     (1.13)      .02       .39
                                                          --------------------------------------------------------------
Total from investment operations ........................          .41       .74     1.33      (.54)      .62      1.02
                                                          --------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.29)     (.59)    (.59)     (.60)     (.60)     (.64)
 Net realized gains .....................................           --        --       --      (.01)     (.08)     (.07)
                                                          --------------------------------------------------------------
Total distributions .....................................         (.29)     (.59)    (.59)     (.61)     (.68)     (.71)
                                                          --------------------------------------------------------------
Net asset value, end of period ..........................       $11.91    $11.79   $11.64    $10.90    $12.05    $12.11
                                                          --------------------------------------------------------------

Total return(b) .........................................        3.56%     6.48%   12.50%   (4.57)%     5.24%     8.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................     $332,933  $309,109 $285,169  $264,563  $301,381  $266,599
Ratios to average net assets:
 Expenses ...............................................         .69%(c)   .70%     .71%      .70%      .70%      .71%
 Net investment income ..................................        4.87%(c)  4.95%    5.27%     5.18%     4.93%     5.28%
Portfolio turnover rate .................................       11.41%    20.72%   50.05%    29.30%    12.60%    22.97%


CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $11.86    $11.70   $10.96    $12.11    $12.17    $11.84
                                                          --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................          .26       .52      .54       .53       .54       .57
 Net realized and unrealized gains (losses) .............          .12       .16      .73     (1.14)      .02       .40
                                                          --------------------------------------------------------------
Total from investment operations ........................          .38       .68     1.27      (.61)      .56       .97
                                                          --------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.26)     (.52)    (.53)     (.53)     (.54)     (.57)
 Net realized gains                                                 --        --       --      (.01)     (.08)     (.07)
                                                          --------------------------------------------------------------
Total distributions .....................................         (.26)     (.52)    (.53)     (.54)     (.62)     (.64)
                                                          --------------------------------------------------------------
Net asset value, end of period ..........................       $11.98    $11.86   $11.70    $10.96    $12.11    $12.17
                                                          --------------------------------------------------------------

Total return(b) .........................................        3.26%     5.95%   11.83%   (5.08)%     4.63%     8.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $39,790   $34,473  $23,450   $20,564   $21,899   $10,855
Ratios to average net assets:
 Expenses ...............................................        1.22%(c)  1.25%    1.26%     1.25%     1.26%     1.27%
 Net investment income ..................................        4.34%(c)  4.40%    4.72%     4.63%     4.38%     4.72%

Portfolio turnover rate .................................       11.41%    20.72%   50.05%    29.30%    12.60%    22.97%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                 PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.2%
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 .............................  $    805,000   $    823,354
 Arapahoe County MFR,
    Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 ....................     2,820,000      2,901,019
    Housing Development Reserve, South Creek Project, Series A, FSA Insured, 6.45%, 6/01/32      3,120,000      3,342,986
 Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%, 12/01/32   15,000,000     15,195,600
 Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 ........................................................................       100,000        107,364
    5.80%, 12/01/17 ........................................................................       480,000        497,688
 Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ......................     1,000,000      1,033,050
 Aurora COP,
    AMBAC Insured, 5.50%, 12/01/30 .........................................................     4,935,000      5,174,249
    Refunding, 6.25%, 12/01/09 .............................................................     2,850,000      3,130,469
 Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ............     1,000,000      1,123,580
 Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12 ........................................................................     1,000,000      1,022,050
    5.80%, 12/01/13 ........................................................................     2,000,000      2,022,760
    5.60%, 12/01/17 ........................................................................     3,385,000      3,406,664
    5.875%, 12/01/20 .......................................................................     1,285,000      1,289,266
 Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
    6.10%, 10/01/24 ........................................................................     1,280,000      1,335,846
    6.15%, 10/01/31 ........................................................................     2,830,000      2,965,104
 Broomfield COP,
    AMBAC Insured, 6.00%, 12/01/29 .........................................................     2,000,000      2,204,200
    Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ......................     1,535,000      1,629,848
 Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series
    A, AMBAC Insured, 5.00%,
    12/01/27 ...............................................................................    10,000,000     10,079,000
    12/01/31 ...............................................................................     1,750,000      1,756,825
 Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured,
    5.00%, 12/01/31 ........................................................................     7,500,000      7,529,250
 Colorado Educational and Cultural Facilities Authorities Revenue and Improvement, University
    of Denver Project, Refunding, AMBAC Insured, 5.375%, 3/01/23 ...........................     4,000,000      4,158,800
 Colorado Educational and Cultural Facilities Authority Revenue, Student Housing, University
    of Colorado Foundation Project, AMBAC Insured, 5.00%,
    7/01/27 ................................................................................     6,545,000      6,595,069
    7/01/32 ................................................................................     9,000,000      9,027,090
 Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 .......................     1,615,000      1,624,948
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .................................     1,800,000      1,781,694
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ....................       954,000        970,504
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ..........     1,685,000      1,715,212
    Covenant Retirement Communities, 6.75%, 12/01/15 .......................................     1,750,000      1,872,360
    Covenant Retirement Communities, 6.75%, 12/01/25 .......................................     4,950,000      5,228,883
    Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 ...................     5,000,000      5,364,600
    Kaiser Permanente, Series A, 5.35%, 11/01/16 ...........................................     8,000,000      8,210,080
    Mercy Medical Center Durango, 6.20%, 11/15/15 ..........................................     1,250,000      1,279,400
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ...................       700,000        606,347
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ...................     1,180,000       982,067
    National Benevolent Association, Series B, 5.25%, 2/01/28 ..............................     2,500,000      2,073,400
    National Benevolent Association, Series C, 7.00%, 3/01/24 ..............................     1,185,000      1,242,058
    National Benevolent Association, Series C, 7.00%, 3/01/30 ..............................     1,295,000      1,359,206
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .................................       285,000        286,756
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ................................       885,000        890,452
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ...................................     1,660,000      1,667,603
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ...................................     1,615,000      1,581,376
    Portercare Adventist Health, 6.625%, 11/15/26 ..........................................     5,000,000      2,732,825
    Portercare Adventist Health, 6.50%, 11/15/31 ...........................................     2,500,000      5,962,935
    Series A, GNMA Secured, 5.70%, 12/20/31 ................................................     2,820,000      2,971,152
    Sisters of Charity Leavenworth, MBIA Insured, 5.00%, 12/01/25 ..........................     1,000,000      1,003,900


                                                                                                                     65

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Colorado HFAR,
    MF, Series A-2, 6.00%, 10/01/28 ........................................................   $ 1,000,000  $  1,041,920
    MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 .............................     2,630,000     2,762,631
    MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 .....................................     1,535,000     1,606,945
    Multi Family Project Ii A-2, 5.30%, 10/01/23 ...........................................     2,000,000     2,020,000
    Project II A-2, 5.375%, 10/01/32 .......................................................     4,390,000     4,438,510
 Colorado Public Highway Authority Revenue, Highway E-470,
    Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 ......................................    10,000,000    10,064,400
    Series A, MBIA Insured, 5.75%, 9/01/29 .................................................     4,575,000     5,019,324
    Series A, MBIA Insured, 5.75%, 9/01/35 .................................................    10,825,000    11,853,267
 Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 ............................     7,500,000     7,971,150
 Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.375%, 11/15/26 ..................................    10,000,000    10,270,100
   a sub lien, Refunding and Improvement, Series A, 5.00%, 11/15/21 ........................     4,925,000     5,026,554
 Colorado State Board of Community Colleges and Occupational Education Revenue, Red Rocks
  Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ..................        90,000       100,983
 Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
    6.15%, 9/01/11 .........................................................................       125,000       128,015
    6.30%, 9/01/14 .........................................................................        25,000        25,606
 Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured,
    6.70%, 11/01/12 ........................................................................       750,000       755,483
    5.80%, 11/01/20 ........................................................................     2,000,000     2,207,300
 Denver City and County Airport Revenue,
    Refunding, Series A, 5.00%, 11/15/25 ...................................................    11,000,000    10,909,690
    Series A, 7.50%, 11/15/23 ..............................................................     3,315,000     3,586,233
    Series A, AMBAC Insured, 5.625%, 11/15/23 ..............................................     4,500,000     4,711,455
    Series A, Pre-Refunded, 7.50%, 11/15/12 ................................................     3,000,000     3,096,540
    Series A, Pre-Refunded, 7.50%, 11/15/23 ................................................       685,000       783,078
    Series D, 7.75%, 11/15/13 ..............................................................     1,000,000     1,235,970
 Denver City and County COP, Series B, AMBAC Insured, 5.50%, 12/01/25 ......................    17,000,000    17,878,220
 Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured,
    6.00%, 10/01/15 ........................................................................     3,150,000     3,344,954
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
    Series A, 6.875%, 10/01/32 .............................................................     5,000,000     1,812,700
 Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
    12/01/23 ...............................................................................     1,000,000     1,026,270
    12/01/31 ...............................................................................     1,200,000     1,225,452
 Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 ..........................     1,400,000     1,449,322
 Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
    MBIA Insured, 6.50%, 12/15/16 ..........................................................       230,000       254,686
 El Paso County School District No. 2 Harrison GO, FGIC Insured, 5.25%, 12/01/26 ...........     4,000,000    4,105,720
 El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ...................     1,500,000     1,775,730
 Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ...................     5,325,000     5,500,619
 Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05 ............        30,000        30,390
 Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
    12/01/19 ...............................................................................     1,500,000     1,656,810
    12/01/24 ...............................................................................     1,000,000     1,086,900
 Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ...........     1,000,000     1,038,460
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ..................................................       400,000       418,044
    Series A, 6.50%, 10/01/23 ..............................................................       800,000       831,360
 Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured, 6.30%, 6/01/22 ..     7,450,000     7,531,429
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ................        40,000        40,856
 La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14 .........................................................................     2,090,000     2,116,752
    6.00%, 4/01/19 .........................................................................     1,000,000       999,940
    6.10%, 4/01/24 .........................................................................     1,000,000       999,940
 Lakewood MFHR, Mortgage, FHA Insured,
    6.65%, 10/01/25 ........................................................................     3,025,000     3,190,558
    6.70%, 10/01/36 ........................................................................     1,235,000     1,301,591



66


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Las Animas County School District No. 1 COP, Refunding,
    6.15%, 12/01/08 ........................................................................   $ 1,000,000  $  1,092,250
    6.20%, 12/01/10 ........................................................................       935,000     1,017,561
 Montrose County COP, 6.35%, 6/15/06 .......................................................     1,850,000     1,986,678
 Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23 ...........     2,000,000     2,141,140
 Northwest Parkway Public Highway Authority Revenue, Series A,
    AMBAC Insured, 5.125%, 6/15/26 .........................................................     7,500,000     7,645,725
    FSA Insured, 5.25%, 6/15/41 ............................................................     3,460,000     3,505,222
 Northwest Parkway Public Highway Revenue, Series A, AMBAC Insured, 5.125%, 6/15/31 ........     4,465,000     4,529,296
 Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 .......     2,940,000     3,039,548
 Pueblo Board Waterworks Water Revenue, Improvement, Series A, FSA Insured, 6.00%, 11/01/21      4,300,000     4,798,112
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 .........................................       445,000       463,080
 Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ............................................     4,395,000     4,870,935
 Pueblo County School District No. 070 Pueblo Rural GO,
    AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 ...........................................     1,000,000     1,105,820
    FGIC Insured, 6.00%, 12/01/19 ..........................................................     3,995,000     4,715,299
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
    6.10%, 12/01/15 ........................................................................     1,000,000     1,061,560
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ...........................................................        55,000        63,783
 Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ...    10,000,000    10,115,400
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................     1,335,000     1,345,079
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .....     7,400,000     7,612,750
 Regional Transportation District Sales Tax Revenue,
    FGIC Insured, 6.25%, 11/01/12 ..........................................................       160,000       162,853
    Series A, FGIC Insured, 5.125%, 11/01/20 ...............................................     1,735,000     1,806,274
 Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
    Refunding, 7.875%, 9/01/08 .............................................................     2,750,000     3,317,408
 University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ..............     1,900,000     1,945,068
 UTE Water Conservancy District Colorado Water Revenue, MBIA Insured, 5.75%, 6/15/20 .......     5,000,000     5,517,500
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ........................................................................     2,500,000     2,674,500
    5.50%, 10/01/22 ........................................................................     2,500,000     2,532,375
 Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 .........................     1,555,000     1,610,120
                                                                                                            ------------
 TOTAL LONG TERM INVESTMENTS (COST $352,620,670) ...........................................                 369,666,082
                                                                                                            ------------
b SHORT TERM INVESTMENTS .6%
 Denver Health and Hospital Authority Healthcare Revenue, Series B, Daily Vrdn and Put,
    1.85%, 12/01/31 ........................................................................       100,000       100,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ...................................................     2,200,000     2,200,000
                                                                                                            ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,300,000) ............................................                   2,300,000
                                                                                                            ------------
 TOTAL INVESTMENTS (COST $354,920,670) 99.8% ...............................................                 371,966,082
 OTHER ASSETS, LESS LIABILITIES .2% ........................................................                     756,719
                                                                                                            ------------
 NET ASSETS 100.0% .........................................................................                $372,722,801
                                                                                                            ------------

See glossary of terms on page 119.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND
                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ------------------------------------------------
CLASS A                                                      (UNAUDITED)    2002     2001      2000      1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................         $10.88    $10.63   $10.06    $11.27    $11.23    $10.92
                                                           --------------------------------------------------------------

Income from investment operations:
 Net investment income(a) ..............................            .26       .53      .56       .56       .58       .60
 Net realized and unrealized gains (losses) ............            .15       .25      .56     (1.21)      .04       .32
                                                           --------------------------------------------------------------
Total from investment operations .......................            .41       .78     1.12      (.65)      .62       .92
                                                           --------------------------------------------------------------
Less distributions from net investment income ..........           (.26)     (.53)    (.55)     (.56)     (.58)     (.61)
                                                           --------------------------------------------------------------
Net asset value, end of period .........................         $11.03    $10.88   $10.63    $10.06    $11.27    $11.23
                                                           --------------------------------------------------------------
Total return(b) ........................................          3.84%     7.53%   11.43%   (5.90)%     5.62%     8.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $274,002  $266,100 $228,844  $207,745  $245,016  $203,643
Ratios to average net assets:
 Expenses ..............................................           .70%(c)   .70%     .73%      .71%      .72%      .73%
 Net investment income .................................          4.72%(c)  4.91%    5.37%     5.26%     5.08%     5.41%
Portfolio turnover rate ................................          3.57%    15.45%   10.11%    30.61%     5.87%    18.54%


CLASS C
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net Asset Value, Beginning of Period ...................         $10.92    $10.66   $10.10    $11.30    $11.26    $10.94
                                                           --------------------------------------------------------------
Income from investment operations:
 Net investment income(a)...............................            .23       .47      .50       .50       .52       .55
 Net realized and unrealized gains (losses) ............            .15       .26      .56     (1.20)      .03       .31
                                                           --------------------------------------------------------------
Total from investment operations .......................            .38       .73     1.06      (.70)      .55       .86
                                                           --------------------------------------------------------------
Less distributions from net investment income ..........           (.23)     (.47)    (.50)     (.50)     (.51)     (.54)
                                                           --------------------------------------------------------------
Net asset value, end of period .........................         $11.07    $10.92   $10.66    $10.10    $11.30    $11.26
                                                           --------------------------------------------------------------

Total return(b) ........................................          3.53%     7.01%   10.69%   (6.32)%     5.02%     8.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $46,969   $38,368  $27,256   $25,007   $23,443    $8,636
Ratios to average net assets:
 Expenses ..............................................          1.23%(c)  1.25%    1.28%     1.26%     1.28%     1.29%
 Net investment income .................................          4.19%(c)  4.36%    4.83%     4.73%     4.53%     4.85%
Portfolio turnover rate ................................          3.57%    15.45%   10.11%    30.61%     5.87%    18.54%


a Based on average shares outstanding effective year ended February 29, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                 PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.8%
 Bridgeport GO, Series A, FGIC Insured, 5.875%, 7/15/19 ....................................   $ 1,000,000  $  1,175,590
 Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
    5.125%, 10/01/26 .......................................................................     3,000,000     3,032,700
 Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
    Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...............     2,000,000     2,117,820
    Church Homes Inc., Refunding, 5.80%, 4/01/21 ...........................................     4,000,000     3,716,560
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ..........................     1,100,000     1,060,103
 Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
    Series A, 5.85%, 9/01/28 ...............................................................     5,500,000     5,729,130
 Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
    Refunding, Asset Guaranteed, 5.00%, 9/01/21 ............................................     2,000,000     2,015,700
 Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer Inc.
    Project, 7.00%, 7/01/25 ................................................................     2,000,000     2,219,820
 Connecticut State Development Authority Water Facility Revenue,
    Bridgeport Hydraulic Co. Project,
    6.15%, 4/01/35 .........................................................................     1,000,000     1,051,900
    6.00%, 9/01/36 .........................................................................    10,000,000   10,365,500
    Refunding, 7.25%, 6/01/20 ..............................................................     1,000,000     1,000,170
 Connecticut State GO, Series B, 5.00%,
    6/15/20 ................................................................................    10,000,000    10,307,400
    6/15/22 ................................................................................     2,000,000     2,035,460
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 .........................     2,000,000     2,149,620
    Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...............................     5,000,000     5,031,800
    Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ..........................     3,250,000     3,491,638
    Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ................     1,250,000     1,326,138
    Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .................     1,000,000     1,003,780
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .............     1,500,000     1,660,290
    Connecticut College Issue, Series E, MBIA Insured, 5.00%, 7/01/32 ......................       775,000       780,100
    Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ..................     1,000,000     1,081,080
    Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .............     3,500,000     3,750,320
    Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%, 7/01/25    9,195,000    10,090,041
    Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 ...........................     2,500,000     2,569,100
    Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 ...........................     8,000,000     8,356,080
    Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...............................     4,210,000     4,254,373
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .............................     2,000,000     2,122,520
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ............................     1,180,000     1,244,216
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ........................     3,800,000     3,871,440
    Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .................     1,000,000     1,058,270
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ........................     7,205,000     7,113,929
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .........................    12,000,000    11,651,280
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..............................       500,000       645,600
    New Horizons Village Project, 7.30%, 11/01/16 ..........................................     2,905,000     3,142,280
    Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28 .........     4,000,000     3,999,720
    Sacred Heart University, Series C, 6.50%, 7/01/16 ......................................       235,000       250,827
    Sacred Heart University, Series C, 6.625%, 7/01/26 .....................................       785,000       815,748
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ........................       765,000       889,152
    Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 .......................     6,215,000     7,251,786
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ........................     1,000,000     1,168,820
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...............................     4,615,000     4,213,310
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ..............................     3,510,000     3,296,803
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...............................     2,000,000     2,146,000
    Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ...............................     5,425,000     5,506,212
    University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ........................     1,250,000     1,278,175
    Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ............................     2,000,000     2,117,800
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ..........................     8,000,000     7,678,240
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .............     4,000,000     4,199,320
 Connecticut State HFAR,
    Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 ............................     2,715,000     2,839,211
    Housing Mortgage Finance Program, Series B, 6.75%, 11/15/23 ............................    14,705,000    15,053,509
    Housing Mortgage Finance Program, Series C-1, 6.60%, 11/15/23 ..........................        60,000        61,385
    Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ..........................     1,500,000     1,595,250
    Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 ......................     1,700,000     1,744,115
    Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 ......................     1,165,000     1,204,214
    Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 ......................     1,000,000     1,029,160
    Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 ......................     1,840,000     1,897,739


                                                                                                                         69

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                        AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
    Loan Program, Series A,
    7.00%, 11/15/05 ........................................................................  $    550,000    $    561,259
    7.20%, 11/15/10 ........................................................................       160,000         163,834
    AMBAC Insured, 6.00%, 11/15/18 .........................................................     1,840,000       1,989,629
    MBIA Insured, 5.50%, 11/15/17 ..........................................................     1,800,000       1,921,464
 Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
    Series A, FSA Insured,
    5.375%, 10/01/18 .......................................................................     2,000,000       2,166,280
    5.00%, 10/01/21 ........................................................................     4,000,000       4,093,600
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Lisbon
    Project, Series A, 5.50%, 1/01/15 ......................................................     5,000,000       4,864,500
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ................................................       200,000         234,638
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ........................................................................       250,000         261,458
    6.70%, 10/01/23 ........................................................................     1,300,000       1,352,117
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.75%, 10/01/24 .....................     5,500,000       6,199,600
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 ............................................................       150,000         152,250
    Series 1991, 7.25%, 9/01/05 ............................................................       335,000         340,025
    Series 1991, 7.30%, 9/01/07 ............................................................       335,000         340,025
    Series 1991, 7.30%, 9/01/09 ............................................................       335,000         340,025
 Puerto Rico Commonwealth GO, Public Improvement,
    MBIA Insured, 5.75%, 7/01/26 ...........................................................     1,775,000       2,072,561
    Refunding, FSA Insured, 5.125%, 7/01/30 ................................................     2,000,000       2,040,400
    Series A, 5.125%, 7/01/31 ..............................................................     5,000,000       5,033,150
    Series A, FGIC Insured, 5.00%, 7/01/32 .................................................     5,000,000       5,057,700
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, 5.00%, 7/01/38 ...............................................................     2,500,000       2,471,050
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    AMBAC Insured, 5.00%, 7/01/28 ..........................................................     5,000,000       5,057,700
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 .................................................    13,000,000      13,425,230
    Series II, 5.25%, 7/01/31 ..............................................................     1,000,000       1,018,110
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ...     4,845,000       4,796,259
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project,
    Series A, MBIA Insured, 5.00%, 7/01/33 .................................................     1,000,000       1,009,600
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .....     8,000,000       8,230,000
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.70%, 8/01/25 .........................................................................    11,000,000      11,624,360
 State Health and Education Facilities Authority Revenue, MBIA Insured, 5.00%, 7/01/29 .....     3,000,000       3,021,060
 University of Connecticut Revenue, Student Fee,
    Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .....................................    10,000,000      10,110,500
    Series A, 5.00%, 5/15/23 ...............................................................    10,000,000      10,152,900
    Series A, FGIC Insured,Pre-Refunded, 6.00%, 11/15/25 ...................................     1,500,000       1,785,810
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ...............................................................................     2,500,000       2,673,900
    10/01/22 ...............................................................................     2,500,000       2,532,373
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/21     1,000,000         995,210
                                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $298,559,931) ...........................................                   310,546,821
                                                                                                              ------------
a SHORT TERM INVESTMENTS 1.8%
 Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
    Series T-1, Weekly VRDN and Put, 1.85%, 7/01/29 ........................................     5,700,000       5,700,000
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, 1.07%, 12/01/15 ...................................................       100,000         100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ...........................       100,000         100,000
                                                                                                              ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,900,000)                                                                  5,900,000
                                                                                                              ------------
 TOTAL INVESTMENTS (COST $304,459,931) 98.6% ...............................................                   316,446,821
 OTHER ASSETS, LESS LIABILITIES 1.4% .......................................................                     4,523,663
                                                                                                              ------------
 NET ASSETS 100.0% .........................................................................                  $320,970,484
                                                                                                              ------------


See glossary of terms on page 119.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND
                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ---------------------------------------------
CLASS A                                                      (UNAUDITED)    2002     2001      2000      1999      1998
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................      $11.68    $11.55   $10.95    $11.88    $11.86    $11.51
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................         .27       .56      .58       .59       .60       .62
 Net realized and unrealized gains (losses) ..............         .14       .15      .60      (.92)      .06       .36
                                                           -------------------------------------------------------------
Total from investment operations .........................         .41       .71     1.18      (.33)      .66       .98
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................        (.27)     (.58)    (.58)     (.58)     (.60)     (.62)
 Net realized gains ......................................          --        --(d)    --      (.02)     (.04)     (.01)
                                                           -------------------------------------------------------------
Total distributions ......................................        (.27)     (.58)    (.58)     (.60)     (.64)     (.63)
                                                           -------------------------------------------------------------
Net asset value, end of period ...........................      $11.82    $11.68   $11.55    $10.95    $11.88    $11.86
                                                           -------------------------------------------------------------

Total return(b) ..........................................       3.60%     6.29%   11.06%   (2.91)%     5.68%     8.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................    $256,408  $239,081 $205,678  $195,157  $218,753  $210,325
Ratios to average net assets:
 Expenses ................................................        .75%(c)   .75%     .77%      .74%      .74%      .75%
 Net investment income ...................................       4.68%(c)  4.84%    5.18%     5.14%     4.98%     5.35%
Portfolio turnover rate ..................................      21.04%    33.53%   42.32%    13.41%    20.19%     7.94%

CLASS C
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................      $11.70    $11.58   $10.97    $11.89    $11.87    $11.53
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................         .24       .50      .52       .53       .53       .56
 Net realized and unrealized gains (losses) ..............         .15       .13      .61      (.92)      .06       .34
                                                           -------------------------------------------------------------
Total from investment operations .........................         .39       .63     1.13      (.39)      .59       .90
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................        (.24)     (.51)    (.52)     (.51)     (.53)     (.55)
 Net realized gains ......................................          --        --(d)    --      (.02)     (.04)     (.01)
                                                           -------------------------------------------------------------
Total distributions ......................................        (.24)     (.51)    (.52)     (.53)     (.57)     (.56)
Net asset value, end of period ...........................      $11.85    $11.70   $11.58    $10.97    $11.89    $11.87
                                                           -------------------------------------------------------------

Total return(b) ..........................................       3.40%     5.59%   10.54%   (3.37)%     5.09%     8.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................     $24,283   $17,971  $10,413    $7,270    $7,050    $3,615
Ratios to average net assets:
 Expenses ................................................       1.27%(c)  1.30%    1.32%     1.30%     1.30%     1.31%
 Net investment income ...................................       4.15%(c)  4.29%    4.63%     4.60%     4.43%     4.78%
Portfolio turnover rate ..................................      21.04%    33.53%   42.32%    13.41%    20.19%     7.94%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.002.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                 PRINCIPAL
 FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 Childrens Trust Fund Tobacco Settlement Revenue, 6.00%, 7/01/26 ...........................   $ 7,500,000  $   7,861,275
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ........................................................................     1,675,000      1,751,765
    6.70%, 10/01/23 ........................................................................     5,800,000      6,032,522
 Guam Government GO, Series A, 5.90%, 9/01/05 ..............................................     4,575,000      4,592,385
 Guam Power Authority Revenue,
    Refunding, Series A, MBIA Insured, 5.125%, 10/01/29 ....................................     1,975,000      2,008,220
    Refunding, Series A, MBIA Insured, 5.25%, 10/01/34 .....................................     7,000,000      7,161,490
    Series A, Pre-Refunded, 6.30%, 10/01/22 ................................................     6,190,000      6,336,827
    Series A, Pre-Refunded, 6.75%, 10/01/24 ................................................     2,680,000      3,020,896
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 ...........................................................     2,000,000      2,206,580
    Public Improvement, MBIA Insured, 5.75%, 7/01/26 .......................................     8,000,000      9,341,120
 Public Improvement, Series A, 5.375%, 7/01/28 .............................................     2,000,000      2,071,580
    Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ............................     5,000,000      5,101,000
    Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 .............................     4,500,000      4,551,930
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series B, 6.00%, 7/01/39 ...............................................................    10,000,000     11,886,900
    Series D, 5.375%, 7/01/36 ..............................................................    11,990,000     12,316,008
    Series Y, 5.50%, 7/01/36 ...............................................................    11,850,000     12,532,560
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .........................................................................       165,000        166,287
    7.75%, 7/01/08 .........................................................................       150,000        151,140
    7.50%, 7/01/09 .........................................................................       510,000        513,774
    AMBAC Insured, 5.00%, 7/01/21 ..........................................................    10,000,000     10,251,900
    AMBAC Insured, 5.00%, 7/01/28 ..........................................................     2,000,000      2,023,080
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
    Refunding, 7.875%, 10/01/04 ............................................................     2,040,000      2,054,198
 Puerto Rico Electric Power Authority Power Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 .................................................     1,605,000      1,657,500
    Series II, 5.25%, 7/01/31 ..............................................................    15,500,000     15,780,705
    Series II, FSA Insured, 5.125%, 7/01/26 ................................................     1,000,000      1,028,820
    Series T, Pre-Refunded, 6.375%, 7/01/24 ................................................     5,000,000      5,538,550
 Puerto Rico HFC Home Mortgage Revenue, Mortgage Backed Securities, Series A, 5.20%, 12/01/33   12,500,000     12,741,625
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ............................................       385,000        385,631
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................     1,230,000      1,230,554
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .................     2,060,000      2,448,990
 Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
    First Portfolio, 6.25%, 4/01/29 ........................................................     1,915,000      2,000,064
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
    Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ...............................       900,000        930,204
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .....................     2,500,000      2,607,525
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ......................       500,000        522,485
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ..............     8,445,000      9,281,815
    Mennonite General Hospital Project, 5.625%, 7/01/17 ....................................       825,000        713,089
    Mennonite General Hospital Project, 5.625%, 7/01/27 ....................................     2,000,000     1,643,800
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
    Guaynabo Municipal Government, 5.625%, 7/01/15 .........................................     6,550,000      6,827,917
    Guaynabo Municipal Government, 5.625%, 7/01/22 .........................................     3,160,000      3,183,858
    Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ...........................................     4,120,000      3,913,547
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
    Facilities Revenue,
    Ana G. Mendez University Systems Project, Refunding, 5.375%, 12/01/21 ..................     2,000,000      2,060,060
    Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 ...................     6,050,000      6,072,022
    Ana G. Mendez University Systems Project, Refunding, 5.50%, 12/01/31 ...................     3,565,000      3,635,658
    Cogen Facilities, 6.625%, 6/01/26 ......................................................    10,000,000     10,481,400
    University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .......................     6,000,000      6,057,600
 Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 ............     7,400,000      7,898,242
 Puerto Rico Municipal Finance Agency Revenue, Series A, Pre-Refunded, 6.50%, 7/01/19 ......     1,000,000      1,103,160



72

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .....   $12,500,000 $ 12,859,375
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ................     1,250,000    1,254,600
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
    Series A, 5.00%, 6/01/26 ...............................................................     3,865,000    3,843,433
    Series A, MBIA Insured, 5.00%, 8/01/31 .................................................     2,000,000    2,022,840
    Series E, 5.50%, 8/01/29 ...............................................................     7,000,000    7,291,690
 Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 .........................................................................       365,000      382,381
    6.50%, 3/01/25 .........................................................................       865,000      900,379
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ........................................................................     3,000,000    3,111,000
    5.50%, 10/01/22 ........................................................................     6,750,000    6,837,412
    5.625%, 10/01/25 .......................................................................     3,000,000    3,053,370
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ................................................................................     1,700,000    1,730,361
    7/01/21 ................................................................................     1,000,000      995,210
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 .........................................................................     4,000,000    4,230,840
    5.50%, 7/01/17 .........................................................................     4,000,000    4,101,840
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $261,204,469) ...........................................                276,292,989
                                                                                                           ------------
a SHORT TERM INVESTMENTS .3%
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put,
    1.07%, 12/01/15 ........................................................................       400,000      400,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put,
    1.25%, 7/01/28 .........................................................................       450,000      450,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $850,000) ..............................................                    850,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $262,054,469) 98.7% ...............................................                277,142,989
 OTHER ASSETS, LESS LIABILITIES 1.3% .......................................................                  3,547,739
                                                                                                           ------------
 NET ASSETS 100.0% .........................................................................               $280,690,728
                                                                                                           ------------


See glossary of terms on page 119.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ----------------------------------------------
                                                             (UNAUDITED)    2002     2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $11.14      $10.94   $10.52    $11.30    $11.25    $10.94
                                                         ----------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................         .24         .50      .52       .51       .51       .53
 Net realized and unrealized gains (losses) .............         .23         .21      .42      (.78)      .06       .33
                                                         ----------------------------------------------------------------
Total from investment operations ........................         .47         .71      .94      (.27)      .57       .86
                                                         ----------------------------------------------------------------
Less distributions from net investment income ...........        (.24)       (.51)    (.52)     (.51)     (.52)     (.55)
                                                         ----------------------------------------------------------------
Net asset value, end of period ..........................      $11.37      $11.14   $10.94    $10.52    $11.30    $11.25
                                                         ----------------------------------------------------------------
Total return(b) .........................................       4.29%       6.64%    9.10%   (2.43)%     5.17%     8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................    $297,864    $240,157 $164,450  $170,907  $195,598  $139,545
Ratios to average net assets:
 Expenses ...............................................        .74%(c)     .77%     .76%      .73%      .75%      .75%
 Expenses excluding waiver and payments by affiliate ....        .74%(c)     .77%     .76%      .75%      .78%      .82%
 Net investment income ..................................       4.20%(c)    4.49%    4.88%     4.72%     4.53%     4.83%
Portfolio turnover rate .................................       4.48%       7.47%    8.87%    31.27%    16.57%    23.32%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charges and is not annualized for periods less than one year.
c Annualized

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.9%
 ALABAMA 5.4%
 Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan, Refunding, Series B,
    AMBAC Insured, 4.625%, 8/15/13 .........................................................   $ 5,900,000  $  6,182,787
 East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
    Series A, MBIA Insured,
    4.50%, 9/01/13 .........................................................................     1,925,000     1,997,168
    4.625%, 9/01/14 ........................................................................     2,010,000     2,090,641
    4.50%, 9/01/15 .........................................................................     2,100,000     2,144,751
 Huntsville Health Care Authority Revenue, Series A, MBIA Insured, 4.80%, 6/01/13 ..........     2,400,000     2,548,896
 Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee
    Insured, 5.80%, 3/01/04 ................................................................       500,000       528,265
 Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 .........................................       600,000       681,102
                                                                                                            ------------
                                                                                                              16,173,610
                                                                                                            ------------
 ALASKA .1%
 Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%, 6/01/04 ..       310,000       323,618
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project, Refunding, ETM,
    6.50%, 12/01/02 ........................................................................        50,000        50,617
                                                                                                            ------------
                                                                                                                 374,235
                                                                                                            ------------
 ARIZONA 2.2%
 Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 ..........     1,000,000     1,097,860
 Maricopa County School District No. 097 Deer Valley GO, School Improvement, Series A,
    FGIC Insured, 4.75%, 7/01/12 ...........................................................     4,000,000     4,329,360
 Mesa GO, FGIC Insured, 4.50%, 7/01/14 .....................................................     1,000,000     1,039,830
                                                                                                            ------------
                                                                                                               6,467,050
                                                                                                            ------------
 ARKANSAS 1.2%
 Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
    6.20%, 8/01/17 .........................................................................     1,105,000     1,147,001
 University of Arkansas Revenue, Student Fee University of Arkansas at Fort Smith, FSA Insured,
    4.75%, 12/01/15 ........................................................................     2,295,000     2,412,229
                                                                                                            ------------
                                                                                                               3,559,230
                                                                                                            ------------
 CALIFORNIA 2.4%
 ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 ..............................       100,000       100,305
 Bakersfield PFAR, Refunding, Series A, 5.80%, 9/15/05 .....................................     2,655,000     2,691,719
 California Educational Facilities Authority Revenue, Pooled College and University Financing,
    Refunding, Series B, 5.90%, 6/01/03 ....................................................     1,500,000     1,548,495
 San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 ......................       200,000       209,712
 San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 .....................       200,000       209,212
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
    Series A, 5.65%, 1/15/17 ...............................................................     3,000,000     2,249,910
 Southern California Rapid Transit District Revenue, Special Benefit AD A2, 6.00%, 9/01/02 .       100,000       100,000
                                                                                                            ------------
                                                                                                               7,109,353
                                                                                                            ------------
 COLORADO 1.6%
 Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ......................     3,000,000     3,389,100
 Montrose County COP, 6.20%, 6/15/03 .......................................................     1,500,000     1,554,390
                                                                                                            ------------
                                                                                                               4,943,490
                                                                                                            ------------
 CONNECTICUT .9%
 Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
    Refunding, Series C, 6.00%, 7/01/05 ....................................................       135,000       145,951
    Series C, ETM, 6.00%, 7/01/05 ..........................................................       425,000       469,680
 Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 .....     2,000,000     2,164,780
                                                                                                            ------------
                                                                                                               2,780,411
                                                                                                            ------------
 FLORIDA 8.5%
 Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 .................     1,000,000     1,059,530
 Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 4.25%, 10/01/12 ........     1,800,000     1,872,846
 Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16 ...     3,420,000     3,494,966
a Jacksonville Water and Sewer System Revenue GO, Series B, FSA Insured, 4.10%, 10/01/13 ...     3,000,000     3,002,640
 Marion County Public Improvement Revenue, Refunding, MBIA Insured,
    4.10%, 12/01/11 ........................................................................     1,600,000     1,661,056
    4.20%, 12/01/12 ........................................................................     1,400,000     1,456,714
    4.30%, 12/01/13 ........................................................................     1,800,000     1,863,288
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Program 1, Refunding, 6.60%, 11/01/03 ..................................................       405,000       423,448
    Program 2, Refunding, 6.60%, 11/01/03 ..................................................       320,000       334,576


                                                                                                                     75

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 FLORIDA (CONT.)
 Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
    6.20%, 12/01/08 ........................................................................    $  275,000   $    321,593
    6.30%, 12/01/09 ........................................................................       580,000        680,595
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ............................................     1,000,000      1,171,880
    Series B, FGIC Insured, 4.75%, 10/01/15 ................................................     4,140,000      4,342,032
    Series B, FGIC Insured, 4.75%, 10/01/16 ................................................     3,400,000      3,534,572
                                                                                                             ------------
                                                                                                               25,219,736
                                                                                                             ------------
 GEORGIA 1.4%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13      1,020,000        908,371
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc. Project,
     Refunding, 6.85%, 11/01/07 ............................................................       100,000         93,211
 Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07   3,105,000      3,205,633
                                                                                                             ------------
                                                                                                                4,207,215
                                                                                                             ------------
 HAWAII 1.0%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Kaiser Permanente, Series A, 5.10%, 3/01/14 ............................................     2,500,000      2,560,525
    Kapi `Olani Health Obligation, 5.60%, 7/01/06 ..........................................       500,000        532,625
                                                                                                             ------------
                                                                                                                3,093,150
                                                                                                             ------------
 ILLINOIS 1.1%
 Chicago O'Hare International Airport Special Facilities Revenue, United Airlines Inc. Project,
    Refunding, Series A, 5.35%, 9/01/16 ....................................................     2,000,000        340,020
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 .....       370,000        386,979
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ..................       360,000        380,632
 Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 ...............................................       200,000        214,594
    Victory Health Services, Series A, 5.25%, 8/15/09 ......................................     1,170,000      1,224,604
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
    Convention Center, ETM, 5.75%, 7/01/06 .................................................       810,000        873,593
                                                                                                             ------------
                                                                                                                3,420,422
                                                                                                             ------------

 INDIANA 1.9%
 Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 .     2,000,000      2,134,520
 Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 .....     3,500,000      3,608,920
                                                                                                             ------------
                                                                                                                5,743,440
                                                                                                             ------------
 KENTUCKY .8%
 Kentucky Economic Development Finance Authority Hospital System Revenue,
    Appalachian Regional Health Center Facility, Refunding and Improvement,
    5.70%, 10/01/10 ........................................................................     1,000,000        952,110
    5.75%, 10/01/11 ........................................................................     1,500,000      1,421,745
                                                                                                             ------------
                                                                                                                2,373,855
                                                                                                             ------------
 LOUISIANA 3.5%
a Louisiana Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Series A,
    MBIA Insured, 4.00%, 5/15/12 ...........................................................     6,285,000      6,335,029
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
    Stage, Refunding, Series B, 6.20%, 9/01/03 .............................................       100,000        103,372
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ..............     4,000,000      4,098,480
                                                                                                             ------------
                                                                                                               10,536,881
                                                                                                             ------------
 MASSACHUSETTS 3.9%
 Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Series B, 6.90%, 12/01/29 ...............................     3,000,000      3,298,380
 Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
    First Mortgage, Refunding, Series A, 5.50%, 7/01/08 ....................................     2,835,000      2,827,799
 Massachusetts State Industrial Finance Agency Resource Recovery Revenue,
    Ogden Haverhill Project, Refunding, Series A,
    5.15%, 12/01/07 ........................................................................     2,000,000      1,829,060
    5.20%, 12/01/08 ........................................................................     2,000,000      1,794,020
 Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%, 10/01/12  1,745,000      1,861,810
                                                                                                             ------------
                                                                                                               11,611,069
                                                                                                             ------------



76

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 MICHIGAN 5.4%
 Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured,
    5.00%, 5/01/17 .........................................................................   $ 3,295,000 $  3,399,517
 Chippewa County Hospital Financing Authority Revenue,
    Chippewa County War Memorial Hospital, Refunding, Series B, 5.30%, 11/01/07 ............       815,000      845,408
 Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ..........................................     1,000,000    1,100,040
 Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ................     2,640,000    2,709,564
 Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
    MBIA Insured, 6.00%, 11/15/13 ..........................................................     1,200,000    1,353,696
 Wayne-Westland Community Schools GO, Refunding,
    4.50%, 5/01/12 .........................................................................     1,035,000    1,096,489
    4.625%, 5/01/13 ........................................................................     1,095,000    1,160,678
 Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 .........     4,290,000    4,385,581
                                                                                                           ------------
                                                                                                             16,050,973
                                                                                                           ------------
 MINNESOTA 7.6%
 Chaska ISD No. 112 GO, Refunding, Series A, 5.00%, 2/01/16 ................................     4,000,000    4,193,920
 Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ..........................................     3,000,000    3,156,180
 Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
    4.625%, 2/01/17 ........................................................................     1,000,000    1,019,150
 Mounds View ISD No. 621, GO, MBIA Insured, 5.00%,
    2/01/14 ................................................................................     2,340,000    2,525,656
    2/01/15 ................................................................................     2,425,000    2,593,829
    2/01/16 ................................................................................     2,460,000    2,607,600
 Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ......................     2,215,000    2,322,826
 Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
    4.00%, 2/01/13 .........................................................................     2,070,000    2,092,625
    4.125%, 2/01/14 ........................................................................     2,175,000    2,201,187
                                                                                                           ------------
                                                                                                             22,712,973
                                                                                                           ------------
 MISSOURI 2.4%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08     3,000,000    3,009,330
 Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
    MBIA Insured,
    4.375%, 4/01/12 ........................................................................       335,000      352,732
    4.50%, 4/01/14 .........................................................................       545,000      567,410
    4.60%, 4/01/15 .........................................................................     1,360,000    1,409,694
    4.70%, 4/01/16 .........................................................................     1,165,000    1,203,142
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04      560,000      564,704
                                                                                                           ------------
                                                                                                              7,107,012
                                                                                                           ------------
 NEW HAMPSHIRE .2%
 New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire Catholic
    Charities, Refunding, Series A, 5.10%, 8/01/04 .........................................       490,000      489,623
                                                                                                           ------------
 NEW JERSEY 5.3%
 Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
    Management Inc., Refunding, Project Series A, 6.85%, 12/01/29 ..........................     2,625,000    2,920,024
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
    5.90%, 1/01/15 .........................................................................       925,000      928,182
 New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 ..................        20,000       20,160
 New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
    Refunding, Series C, FSA Insured, ETM, 5.80%, 7/01/04 ..................................     1,000,000    1,076,050
 New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ......................................    10,000,000   10,720,200
                                                                                                           ------------
                                                                                                             15,664,616
                                                                                                           ------------
 NEW YORK 9.3%
 Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ..............     1,560,000    1,691,305
 MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, 5.50%, 7/01/11 ...     2,215,000    2,513,338
 MTA Transportion Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ...............     1,500,000    1,763,550
 New York City GO,
    Refunding, Series H, 5.90%, 8/01/09 ....................................................       500,000      554,515
    Refunding, Series J, 6.00%, 8/01/08 ....................................................     3,000,000    3,364,890
    Series C, 6.50%, 8/01/04 ...............................................................       410,000      416,933
    Series C, 6.50%, 8/01/07 ...............................................................       110,000      112,046


                                                                                                                     77


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 NEW YORK (CONT.)
 New York City GO, (cont.)
    Series C, MBIA Insured, 5.875%, 8/01/16 ................................................   $ 1,250,000  $  1,401,250
    Series H, 7.00%, 2/01/05 ...............................................................        20,000        20,391
    Series J, 6.00%, 2/15/04 ...............................................................     1,000,000     1,057,980
 New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 ......     2,500,000     2,576,575
 New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ............     4,500,000     4,711,500
 New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
    Refunding, Series D, 5.60%, 2/15/07 ....................................................       140,000       155,963
    Series D, 5.00%, 8/15/17 ...............................................................     2,000,000     2,064,780
 New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05      1,000,000     1,090,570
 New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge, 5.75%,
    4/01/08 ................................................................................       500,000       570,830
    4/01/09 ................................................................................     1,150,000     1,312,909
 Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment,
    7.00%, 10/01/07 ........................................................................     1,000,000     1,063,450
 Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 .........     1,100,000     1,137,477
                                                                                                            ------------
                                                                                                              27,580,252
                                                                                                            ------------
 NORTH CAROLINA 7.4%
 Asheville Water System Revenue, FSA Insured, 5.25%,
    8/01/15 ................................................................................       915,000     1,000,662
    8/01/17 ................................................................................     1,020,000    1,095,715
    8/01/19 ................................................................................     1,030,000     1,090,770
 Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ..................................     4,000,000     4,253,360
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series D, 6.00%, 1/01/09 ....................................................     1,000,000     1,107,740
    Series D, 6.45%, 1/01/14 ...............................................................     1,000,000     1,113,080
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
    6.50%, 1/01/09 .........................................................................     5,000,000     5,656,050
 Wake County Go, Public Improvement, 4.50%, 3/01/14 ........................................     6,400,000     6,681,408
                                                                                                            ------------
                                                                                                              21,998,785
                                                                                                            ------------
 OHIO 4.4%
 Allen County GO, AMBAC Insured, 4.75%, 12/01/17 ...........................................     2,180,000     2,251,308
 Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
    5.25%, 7/01/08 .........................................................................       575,000       563,954
    5.40%, 7/01/10 .........................................................................       775,000       753,765
    5.50%, 7/01/11 .........................................................................       500,000       486,685
 Lake Ohio Local School District GO, 5.20%, 12/01/17 .......................................     2,565,000     2,750,013
 Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ......................     1,360,000     1,490,342
 Ohio State Building Authority Revenue, State Facilities, Administration Building Fund
    Project, Refunding, Series B, FSA Insured, 4.00%, 10/01/12 .............................     1,000,000     1,027,560
 University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14 ................     2,000,000     2,251,380
 Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ............................................     1,275,000     1,557,196
                                                                                                            ------------
                                                                                                              13,132,203
                                                                                                            ------------
 OKLAHOMA 1.2%
 Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital Project,
    Refunding, 6.75%, 8/01/04 ..............................................................       670,000       678,871
 Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage,
    MBIA Insured,
    5.60%, 3/01/10 .........................................................................     1,300,000     1,459,523
    6.00%, 3/01/15 .........................................................................       700,000       783,328
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    5.75%, 8/15/06 .........................................................................       560,000       586,466
                                                                                                            ------------
                                                                                                               3,508,188
                                                                                                            ------------
 OREGON 3.9%
 Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 .............................................................       500,000       503,785
 Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
    Refunding, 5.75%, 10/01/12 .............................................................     1,000,000     1,028,020
 Lane County School District No. 052 Bethel GO, Refunding, FSA Insured,
    3.75%, 6/15/12 .........................................................................     1,645,000     1,643,602
    3.75%, 6/15/13 .........................................................................     1,785,000     1,764,633
    3.875%, 6/15/14 ........................................................................     1,935,000     1,914,160



78

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 OREGON (CONT.)
 Salem Water and Sewer Revenue, Refunding, FSA Insured,
    4.375%, 6/01/11 ........................................................................   $ 2,160,000  $  2,292,775
    4.50%, 6/01/12 .........................................................................     2,250,000     2,405,453
                                                                                                            ------------
                                                                                                              11,552,428
                                                                                                            ------------
 PENNSYLVANIA 3.1%
a Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%, 12/01/13  5,000,000     5,088,800
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07  1,135,000     1,123,071
 Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21 ....     1,000,000     1,039,970
 Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
    Refunding, Series B, 5.60%, 7/15/03 ....................................................       410,000       422,099
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 .........................................................................     1,440,000     1,469,909
                                                                                                            ------------
                                                                                                               9,143,849
                                                                                                            ------------
 SOUTH CAROLINA .4%
 Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
    Insured, 5.25%, 1/01/10 ................................................................     1,000,000     1,091,870
                                                                                                            ------------
 TENNESSEE 1.3%
b Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc., Refunding
    and Improvement, 6.00%, 5/01/03 ........................................................       278,895       105,980
 Tennessee State School Board Authority Revenue, Higher Educational Facilities, Second Program,
    Series A, FSA Insured, 5.00%, 5/01/13 ..................................................     3,425,000     3,742,840
                                                                                                            ------------
                                                                                                               3,848,820
                                                                                                            ------------
 TEXAS 4.3%
 Abilene Higher Educational Facilities Revenue, Abilene Christian University,
    5.90%, 10/01/05 ........................................................................       720,000       787,918
    Refunding, ETM, 5.90%, 10/01/05 ........................................................        65,000        72,270
 Goose Creek Consolidated ISD, GO, 5.00%, 2/15/15 ..........................................     1,000,000     1,025,620
 Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
    AMBAC Insured, 5.00%, 9/01/11 ..........................................................     6,000,000     6,591,840
 Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10    2,500,000     2,565,400
 Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Refunding,
    Series A, MBIA Insured, 6.25%, 11/15/17 ................................................     1,500,000     1,666,680
                                                                                                            ------------
                                                                                                              12,709,728
                                                                                                            ------------
 U.S. TERRITORIES 3.7%
 District of Columbia GO,
    Refunding, Series A, 5.875%, 6/01/05 ...................................................       200,000       215,656
    Series A, ETM, 5.875%, 6/01/05 .........................................................       500,000       551,090
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ....................     1,345,000     1,448,807
 Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ....................     4,000,000     4,258,000
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    4.875%, 7/01/06 ........................................................................     2,000,000     2,117,320
    5.00%, 7/01/09 .........................................................................     2,400,000     2,541,936
                                                                                                            ------------
                                                                                                              11,132,809
                                                                                                            ------------
 UTAH .1%
 Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ............       340,000       361,624
                                                                                                            ------------
 VIRGINIA .9%
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 ....     2,800,000     2,813,496
                                                                                                            ------------
 WASHINGTON .6%
 Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ..............       600,000       628,356
 Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
    Series A, AMBAC Insured, 5.70%, 7/01/09 ................................................     1,000,000     1,112,690
                                                                                                            ------------
                                                                                                               1,741,046
                                                                                                            ------------
 WEST VIRGINIA .3%
 West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ...............................................................       860,000       907,558
                                                                                                            ------------
 WISCONSIN .2%
 Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 ...................................       500,000       541,921
                                                                                                            ------------
 TOTAL LONG TERM INVESTMENTS (COST $280,140,849) ...........................................                 291,702,921
                                                                                                            ------------


                                                                                                                     79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
c SHORT TERM INVESTMENTS 5.7%
 CALIFORNIA .3%
 Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Weekly VRDN
    and Put, 1.85%, 7/01/35 ................................................................  $    700,000    $    700,000
 Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
    Daily VRDN and Put, 1.85%, 7/01/35 .....................................................       200,000         200,000
 Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, 1.85%,
    8/01/30                                                                                        100,000         100,000
                                                                                                              ------------
                                                                                                                 1,000,000
                                                                                                              ------------
 GEORGIA .3%
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.85%,
    11/01/41                                                                                       900,000         900,000
                                                                                                              ------------
 MARYLAND .4%
 Frederick County GO, BAN, Weekly VRDN and Put, 1.35%, 10/01/07 ............................     1,300,000       1,300,000
                                                                                                              ------------
 MICHIGAN .7%
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Symphony, Series A, Daily
    VRDN and Put, 1.80%, 6/01/31 ...........................................................     1,500,000       1,500,000
 Northern Michigan University Revenue, FGIC Insured, Daily VRDN and Put, 1.85%, 6/01/31 ....       500,000         500,000
                                                                                                              ------------
                                                                                                                 2,000,000
                                                                                                              ------------
 NEW JERSEY .2%
 New Jersey EDA, EDR, Stolthaven Project, Refunding, Series A, Daily VRDN and Put, 1.75%,
    1/15/18                                                                                        600,000         600,000
                                                                                                              ------------
 NEW YORK 2.9%
 Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.85%, 5/01/33 .........................................................................     3,500,000       3,500,000
 New York City GO,
    Refunding, Series H, FSA Insured, Daily VRDN and Put, 1.85%, 8/01/19 ...................       300,000         300,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.85%, 8/01/23 ...........................     2,000,000       2,000,000
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, 1.85%, 6/15/23 .............................     1,000,000       1,000,000
    Series C, FGIC Insured, Daily VRDN and Put, 1.85%, 6/15/24 .............................       400,000         400,000
    Series F-1, Daily VRDN and Put, 1.85%, 6/15/33 .........................................     1,400,000       1,400,000
                                                                                                              ------------
                                                                                                                 8,600,000
                                                                                                              ------------
 OREGON .3%
 Multnomah County Higher Educational Revenue, Concordia University Portland Project, Daily
    VRDN and Put, 1.85%, 12/01/29 ..........................................................       900,000         900,000
                                                                                                              ------------
 PENNSYLVANIA .6%
 Delaware County IDA, Airport Facilities Revenue, United Parcel Service Project, Daily VRDN
    and Put, 1.72%, 12/01/15 ...............................................................       800,000         800,000
 South Fork Municipal Authority Hospital Revenue, Conemaugh Health System, Refunding,
    Series A, MBIA Insured, Daily VRDN and Put, 1.88%, 7/01/28 .............................       800,000         800,000
                                                                                                              ------------
                                                                                                                 1,600,000
                                                                                                              ------------
 TOTAL SHORT TERM INVESTMENTS (COST $16,900,000) ...........................................                    16,900,000
                                                                                                              ------------
 TOTAL INVESTMENTS (COST $297,040,849) 103.6% ..............................................                   308,602,921
 OTHER ASSETS, LESS LIABILITIES (3.6)% .....................................................                   (10,739,297)
                                                                                                              ------------
 NET ASSETS 100.0% .........................................................................                  $297,863,624
                                                                                                              ------------


See glossary of terms on page 119.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
b See Note 6 regarding defaulted securities.
c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 ---------------------------------------------------
CLASS A                                                      (UNAUDITED)     2002      2001      2000       1999E       1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................     $10.58      $10.50     $10.41     $11.49     $11.68     $11.21
                                                          --------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................        .29         .61        .62        .65        .66        .69
 Net realized and unrealized gains (losses) ..............       (.03)        .06        .09      (1.08)      (.18)       .47
                                                          --------------------------------------------------------------------
Total from investment operations .........................        .26         .67        .71       (.43)       .48       1.16
                                                          --------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       (.30)       (.59)      (.62)      (.65)      (.65)      (.69)
 Net realized gains ......................................         --          --         --         --(d)    (.02)        --
                                                          --------------------------------------------------------------------
Total distributions ......................................       (.30)       (.59)      (.62)      (.65)      (.67)      (.69)
                                                          --------------------------------------------------------------------
Net asset value, end of period ...........................     $10.54      $10.58     $10.50     $10.41     $11.49     $11.68
                                                          --------------------------------------------------------------------
Total return(b) ..........................................      2.52%       6.53%      6.99%    (3.81)%      4.21%     10.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................ $4,572,010  $4,660,764 $4,709,402 $5,017,322 $5,988,204 $5,742,939
Ratios to average net assets:
 Expenses ................................................       .62%(c)     .62%       .62%       .61%       .62%       .61%
 Net investment income ...................................      5.56%(c)    5.78%      5.90%      5.92%      5.64%      5.98%
Portfolio turnover rate ..................................      6.58%      10.18%     11.08%     25.35%     18.55%     15.84%


CLASS B
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................     $10.64      $10.54     $10.45     $11.52      $11.51
                                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................        .26         .56        .56        .59         .11
 Net realized and unrealized gains (losses) ..............       (.03)        .07        .09      (1.07)         --
                                                          -------------------------------------------------------------------
Total from investment operations .........................        .23         .63        .65       (.48)        .11
                                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       (.27)       (.53)      (.56)      (.59)       (.10)
 Net realized gains ......................................         --          --         --         --(d)       --
                                                          -------------------------------------------------------------------
Total distributions ......................................       (.27)       (.53)      (.56)      (.59)       (.10)
                                                          -------------------------------------------------------------------
Net asset value, end of period ...........................     $10.60      $10.64     $10.54     $10.45      $11.52
                                                          -------------------------------------------------------------------


Total return(b) ..........................................      2.22%       6.10%      6.38%    (4.27)%        .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................   $198,030    $175,655   $136,030    $92,099     $15,487
Ratios to average net assets:
 Expenses ................................................      1.18%(c)    1.18%      1.18%      1.17%       1.18%(c)
 Net investment income ...................................      5.00%(c)    5.23%      5.33%      5.44%       5.06%(c)
Portfolio turnover rate ..................................      6.58%      10.18%     11.08%     25.35%      18.55%


a Based on average shares outstanding effective year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.
e For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)
                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 --------------------------------------------------
CLASS C                                                      (UNAUDITED)     2002      2001      2000      1999       1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................      $10.67       $10.58    $10.48    $11.56    $11.75    $11.26
                                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................         .26          .56       .56       .59       .60       .63
 Net realized and unrealized gains (losses) .............        (.03)         .06       .10     (1.08)     (.18)      .48
                                                          -------------------------------------------------------------------
Total from investment operations ........................         .23          .62       .66      (.49)      .42      1.11
                                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................................        (.27)        (.53)     (.56)     (.59)     (.59)     (.62)
 Net realized gains .....................................          --           --        --        --(d)   (.02)       --
                                                          -------------------------------------------------------------------
Total distributions .....................................        (.27)        (.53)     (.56)     (.59)     (.61)     (.62)
                                                          -------------------------------------------------------------------
Net asset value, end of period ..........................      $10.63       $10.67    $10.58    $10.48    $11.56    $11.75
                                                          -------------------------------------------------------------------

Total return(b) .........................................       2.22%        5.98%     6.45%   (4.41)%     3.69%    10.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................    $515,015     $504,900  $501,372  $540,932  $631,974  $423,264
Ratios to average net assets:
 Expenses ...............................................       1.18%(c)     1.18%     1.18%     1.17%     1.18%     1.18%
 Net investment income ..................................       5.00%(c)     5.23%     5.34%     5.35%     5.07%     5.38%
Portfolio turnover rate .................................       6.58%       10.18%    11.08%    25.35%    18.55%    15.84%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.

                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.2%
 BONDS 91.3%
 ALABAMA .3%
 Marshall County Health Care Authority Hospital Revenue, Boaz-Albertville Medical Center,
    Refunding, 6.20%, 1/01/08 .............................................................  $  3,300,000  $    3,416,358
 Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
    7.75%, 7/01/21 ........................................................................    11,500,000      13,005,005
                                                                                                           --------------
                                                                                                               16,421,363
                                                                                                           --------------
 ALASKA .7%
 Alaska Industrial Development and Export Authority Power Revenue,
    Upper Lynn Canal Regional Power,
    5.70%, 1/01/12 ........................................................................     3,000,000       2,800,050
    5.80%, 1/01/18 ........................................................................     1,495,000       1,290,036
    5.875%, 1/01/32 .......................................................................     6,900,000       5,611,218
 Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
    Series A, 6.20%, 4/01/10 ..............................................................       670,000         693,899
 Alaska State HFC Revenue,
    Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ....................................     2,635,000       2,780,373
    Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ....................................    22,000,000      22,845,460
    Series A, MBIA Insured, 5.85%, 12/01/15 ...............................................     2,340,000       2,458,591
                                                                                                           --------------
                                                                                                               38,479,627
                                                                                                           --------------
 ARIZONA 6.6%
 Apache County IDA,
    IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ......................    16,500,000      15,235,770
    PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ......................    53,150,000      48,937,331
    PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 .....................    33,800,000      31,053,750
 Arizona Health Facilities Authority Revenue,
    Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ................................       400,000         395,648
    Bethesda Foundation Project, Series A, 6.40%, 8/15/27 .................................     4,000,000       3,874,120
    Catholic Healthcare West, Series A, 6.625%, 7/01/20 ...................................     4,340,000       4,618,237
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
    Series A, 7.125%, 10/01/32 ............................................................    21,125,000      21,935,355
    Series B, 7.00%, 10/01/32 .............................................................     9,500,000       9,879,715
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .................................     4,000,000       1,000,000
 Maricopa County IDA, Health Facilities Revenue, Catholic Healthcare West Project, Refunding,
    Series A, 5.00%, 7/01/16 ..............................................................     6,500,000       6,151,600
 Maricopa County Pollution Control Corp. PCR,
    El Paso Electric, Series A, 6.375%, 7/01/14 ...........................................    32,000,000      32,169,600
    Public Service Co. of Colorado, Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ......     8,500,000       8,685,385
    Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ..................     9,800,000       9,860,172
 Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25 ..............................................................     3,990,000       3,760,096
    Series B, 6.00%, 9/01/29 ..............................................................    94,690,000      89,389,254
    Series C, 6.00%, 9/01/29 ..............................................................    53,500,000      50,505,070
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 ..............................     8,600,000       8,951,568
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Series A, 6.00%, 1/01/31 ..............................................................       540,000         542,317
                                                                                                           --------------
                                                                                                              346,944,988
                                                                                                           --------------
 ARKANSAS .3%
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ............     2,400,000       2,689,680
 Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project,
    6.375%, 11/01/26 ......................................................................    10,000,000       9,231,800
 Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 .     5,000,000       5,105,500
                                                                                                           --------------
                                                                                                               17,026,980
                                                                                                           --------------
 CALIFORNIA 8.6%
 ABAG 1915 Act Revenue, Windemere Ranch AD 1, 7.45%, 9/02/30 ..............................    38,610,000      41,389,920
 ABAG 1915 Act Special Assessment, Windmere Ranch Assessment District 99-1, 6.375%, 9/02/32    10,000,000      10,278,300
 Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
    Pre-Refunded, 7.50%, 9/01/28 ..........................................................    21,330,000      27,244,596
 Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 .......    12,350,000      13,388,141
a Arroyo Grande Hospital System COP, Vista Hospital Systems,
    Refunding, Series A, 7.315%, 7/01/20 ..................................................    22,515,000       8,330,550
    Series A, 6.45%, 7/01/06 ..............................................................     2,500,000         925,000
 Avenal PFAR, Refunding,
    7.00%, 9/02/10 ........................................................................     1,345,000       1,447,032
    7.25%, 9/02/27 ........................................................................     3,665,000       3,886,952


                                                                                                                       83

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CALIFORNIA (CONT.)
 Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ......  $  2,850,000  $  2,987,769
 Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..........     4,525,000     5,613,172
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    6.20%, 9/02/06 ........................................................................       265,000       272,950
    6.30%, 9/02/07 ........................................................................       285,000       293,550
    6.40%, 9/02/08 ........................................................................       300,000       309,000
    6.50%, 9/02/09 ........................................................................       320,000       329,600
    6.60%, 9/02/10 ........................................................................       340,000       350,200
    6.70%, 9/02/11 ........................................................................       360,000       370,800
    6.80%, 9/02/12 ........................................................................       245,000       252,350
 Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ...........................     6,000,000     6,108,240
 California Educational Facilities Authority Revenue, Pooled College and University Financing,
    Series B, 6.125%, 6/01/09 .............................................................     3,000,000     3,136,740
 California PCFA, Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project,
    6.875%, 11/01/27 ......................................................................     5,480,000     5,489,590
 California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 .....       680,000       711,865
 California Statewide CDA Revenue,
    Elder Care Alliance, Series A, 8.25%, 11/15/32 ........................................    13,090,000    13,280,329
    Eskaton Village Grass Valley, 8.25%, 11/15/31 .........................................     3,500,000     3,776,710
    Monterey Institute International, 7.75%, 7/01/31 ......................................    15,370,000    15,890,582
    Prospect Sierra School, 6.75%, 9/01/32 ................................................     6,545,000     6,620,791
 Capistrano USD, CFD,
    Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 .......................................       285,000       305,717
    Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 .......................................       280,000       300,628
    Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 .......................................       325,000       349,261
    Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 .......................................       260,000       279,529
    Special Tax No. 90-2 Talega, 5.875%, 9/01/31 ..........................................     3,500,000     3,555,125
    Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ....................................     1,000,000     1,076,610
 Chula Vista CFD, Special Tax No. 99-1, Otay Ranch Special Assessment 1, 6.10%, 9/01/31 ...     4,890,000     4,948,289
 Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ...............................     5,555,000     6,436,579
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................     8,820,000    12,399,332
   a Vista Hospital System, Refunding, Series B, 6.45%, 7/01/06 ...........................    11,100,000     4,107,000
   a Vista Hospital System, Refunding, Series B, 7.315%, 7/01/20 ..........................    10,885,000     4,027,450
 El Dorado County CFD, Special Tax, Promontory Specific, Series No. 2001-1, 6.30%, 9/01/31      3,500,000     3,565,240
 Emeryville RDA, MFHR, Emery Bay Apartments II,
    Refunding, Series A, 5.85%, 10/01/28 ..................................................    14,420,000    13,717,313
    sub. lien, Refunding, Series B, 6.35%, 10/01/28 .......................................     3,400,000     3,331,932
    sub. lien, Refunding, Series C, 7.875%, 10/01/28 ......................................     2,005,000     1,966,785
 Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 ........................................................................    37,675,000    44,148,319
 Fullerton CFD No. 1, Special Tax Revenue, Amerige Heights, 6.20%, 9/01/32 ................     3,500,000     3,546,760
 Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25  4,485,000     5,260,277
 Hesperia PFAR, Series B, 7.375%, 10/01/23 ................................................     6,365,000     6,505,794
 Lake Elsinore 1915 Act, AD No. 93-1,
    Limited Obligation, Refunding, 7.00%, 9/02/30 .........................................     8,670,000     9,160,982
    Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ............................     6,000,000     6,180,000
 Los Angeles MFR, Refunding,
    Series J-1A, 7.125%, 1/01/24 ..........................................................        10,000        10,041
    Series J-1B, 7.125%, 1/01/24 ..........................................................       675,000       695,095
    Series J-1C, 7.125%, 1/01/24 ..........................................................     1,435,000     1,477,720
    Series J-2A, 8.50%, 1/01/24 ...........................................................       490,000       491,499
    Series J-2B, 8.50%, 1/01/24 ...........................................................     3,190,000     3,253,130
    Series J-2C, 8.50%, 1/01/24 ...........................................................     6,755,000     6,889,695
 Los Angeles Regional Airports Corp. Lease Revenue, Series C, 6.125%, 12/01/03 ............     1,000,000       978,150
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ...............    22,500,000    18,229,950
    Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 .........     2,000,000     1,617,500
    Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ..........    10,000,000     8,359,200



84

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CALIFORNIA (CONT.)
 Los Angeles Regional Airports Improvement Corp. Lease Revenue, (cont.)
    Refunding, Series C, 6.00%, 12/01/02 ..................................................  $  1,000,000   $    998,580
    Refunding, Series C, 6.125%, 12/01/07 .................................................     5,000,000      4,505,400
    Refunding, Series C, 7.00%, 12/01/12 ..................................................     8,000,000      7,064,240
    Refunding, Series C, 7.50%, 12/01/24 ..................................................    30,000,000     25,077,600
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ...................     9,500,000      4,611,965
 Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 .........................     4,000,000      4,083,920
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................     1,945,000      2,149,361
 Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ............     2,676,000      2,699,549
a Palmdale Special Tax CFD, No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/24 ......    23,500,000      7,990,000
 Perris PFA, Local Agency Revenue, Series B,
    7.125%, 8/15/15 .......................................................................     2,035,000      2,187,096
    Pre-Refunded, 7.25%, 8/15/23 ..........................................................     4,095,000      4,405,851
 Poway USD, Special Tax GO, CFD No. 10, Area A, 6.10%, 9/01/31 ............................     2,000,000     2,043,300
 San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding, Series A,
    6.50%, 9/02/04 ........................................................................       815,000        833,109
    7.00%, 9/02/17 ........................................................................     2,380,000      2,412,915
 San Francisco Downtown Parking Corp. Parking Revenue,
    6.55%, 4/01/12 ........................................................................     1,800,000      1,890,486
    6.65%, 4/01/18 ........................................................................     2,150,000      2,259,306

 San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured,
    6.00%, 7/01/31 ........................................................................     8,920,000      9,956,682
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
    5.00%, 1/01/33 ........................................................................     5,930,000      5,318,083
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ...........................     1,445,000      1,452,037
a San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .........................    22,000,000      8,140,000
 San Ramon 1915 Act, Special Assessment, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ........................................................................        50,000         51,770
    6.80%, 9/02/15 ........................................................................       680,000        706,860
 South San Francisco RDA Tax Allocation, Gateway Redevelopment Project, Pre-Refunded,
    7.60%, 9/01/18 ........................................................................     2,000,000      2,040,000
 Stockton CFD, Supplemental Tax, Spanos Park West, 6.375%, 9/01/32 ........................     4,100,000      4,173,554
                                                                                                           -------------
                                                                                                             456,907,295
                                                                                                           -------------
 COLORADO 1.6%
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ................................     3,000,000      3,090,510
 Colorado Health Facilities Authority Revenue,
    Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 .....................       900,000        944,262
    Rocky Mountain Adventist Health Center, Refunding, ETM, 6.25%, 2/01/04 ................       100,000        106,551
    Volunteers of America Care Facilities, Refunding and Improvement, Series A,
     5.45%, 7/01/08 .......................................................................     1,135,000      1,098,657
    Volunteers of America Care Facilities, Refunding and Improvement, Series A,
     5.75%, 7/01/20 .......................................................................     3,000,000      2,629,410
    Volunteers of America Care Facilities, Refunding and Improvement, Series A,
     5.875%, 7/01/28 ......................................................................     4,290,000      3,644,741
 Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ........................       500,000        617,985
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ...........................................................    11,760,000      4,263,470
 Eagle County Air Terminal Corp. Revenue, Series A,
    7.00%, 5/01/21 ........................................................................     1,060,000        977,214
    7.125%, 5/01/31 .......................................................................     1,705,000      1,550,305
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ............................     2,105,000      2,128,492
 Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ........................................................................    41,200,000     41,791,632
 Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 .........................     2,935,000      3,214,324
 McKay Landing Metropolitan District No. 2 GO, Ltd. Tax, 7.50%, 12/01/19 ..................     3,860,000      4,168,761
 Saddle Rock South Metropolitan District No. 2 GO, Ltd. Mill Levy Obligation, 7.20%, 12/01/19     915,000        982,408
 Saddle Rock South Metropolitan District No. 3 GO, Ltd. Mill Levy Obligation, 7.35%, 12/01/19   3,655,000      3,908,730
 University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 .............     9,000,000      9,180,630
b Villages Castle Rock Metropolitan District No. 4, Revenue, Refunding, 8.50%, 6/01/31 ....     3,000,000      2,527,860
                                                                                                           -------------
                                                                                                              86,825,942
                                                                                                           -------------
 CONNECTICUT 2.0%
 Connecticut State Development Authority PCR,
    Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ......................    54,325,000     56,588,180
    Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ...............    12,500,000     12,873,250


                                                                                                                       85

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 CONNECTICUT (CONT.)
 Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 ...............................................................  $  3,000,000  $    3,155,700
 Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Series C, 6.50%, 7/01/16 .....................................       420,000         448,287
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .......................     1,580,000       1,836,418
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ..............................     5,650,000       5,158,224
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 .........................     1,800,000       1,824,930
 Connecticut State HFAR, Housing Mortgage Finance Program,
    Series C-1, 6.30%, 11/15/17 ...........................................................    19,995,000      21,319,269
    Sub Series F-1, 6.00%, 5/15/17 ........................................................     3,500,000       3,699,045
                                                                                                           --------------
                                                                                                              106,903,303
                                                                                                           --------------
 FLORIDA 10.0%
 Beacon Tradeport CDD, Special Assessment, Commercial Project, Series A,
    5.80%, 5/01/04 ........................................................................     2,985,000       3,119,146
    6.00%, 5/01/16 ........................................................................    27,760,000      32,500,575
    6.20%, 5/01/22 ........................................................................    23,590,000      28,076,582
 Brighton Lakes CDD, GO, Special Assessment, Series B,
    7.375%, 5/01/07 .......................................................................     8,195,000       8,395,696
    7.625%, 5/01/31 .......................................................................     3,330,000       3,472,824
 Brooks of Bonita Springs CDD, Capital Improvement Revenue,
    6.85%, 5/01/31 ........................................................................     1,520,000       1,566,314
    Series A, 6.20%, 5/01/19 ..............................................................     8,960,000       9,043,955
 Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
    Series A, 7.00%, 5/01/31 ..............................................................    12,775,000      13,436,617
    Series B, 6.60%, 5/01/07 ..............................................................     6,760,000       7,033,036
 Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ..............     2,395,000       2,473,197
 Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 .........................    14,745,000      15,032,822
 Championsgate CDD, Capital Improvement Revenue,
    Series A, 6.25%, 5/01/20 ..............................................................     2,820,000       2,729,055
    Series B, 5.70%, 5/01/05 ..............................................................     1,400,000       1,404,998
 Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 .....................................     3,695,000       3,686,686
 Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 ....................    10,000,000      10,903,100
 Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
    6.00%, 6/01/23 ........................................................................     5,000,000       5,832,900
 Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area,
    Phase One, 8.00%, 5/01/20 .............................................................     3,920,000       4,144,851
 Groves CDD, Special Assessment Revenue,
    Series A, 7.75%, 5/01/32 ..............................................................     1,825,000       1,901,668
    Series B, 7.625%, 5/01/08 .............................................................    12,400,000      12,714,588
 Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
    10/01/24 ..............................................................................     4,700,000       5,039,810
    10/01/29 ..............................................................................     1,400,000       1,495,830
 Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19 ..............................................................     1,780,000       1,812,396
    Series B, 6.00%, 5/01/03 ..............................................................     1,320,000       1,325,518

 Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04 .........................     4,000,000       4,072,920
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
    5.25%, 11/15/28 .......................................................................     4,750,000       4,579,428
 Indian Trace CDD, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
    5/01/05 ...............................................................................     4,385,000       4,658,010
    5/01/11 ...............................................................................    12,760,000      14,174,191
 Indian Trail ID GO, Water Control and Improvement, Unit Development 18,
    6.875%, 8/01/10 .......................................................................     1,040,000       1,094,538
    7.00%, 8/01/20 ........................................................................     2,445,000       2,552,922
    7.25%, 8/01/31 ........................................................................     5,725,000       5,985,373
 Indigo CDD, Capital Improvement Revenue,
    Refunding, Series A, 7.00%, 5/01/31 ...................................................       970,000         990,234
    Series C, 7.00%, 5/01/30 ..............................................................     5,105,000       5,211,490
 Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ........................................     2,000,000       2,062,280



86

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
    Series A, 6.75%, 1/01/19 ..............................................................  $ 15,345,000  $   15,268,122
 Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 .....................     5,900,000       5,355,076
 Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ...........................     4,315,000       4,401,473
 Lakewood Ranch CDD 2, Benefit Special Assessment,
    6.25%, 5/01/18 ........................................................................     2,295,000       2,314,186
    Series A, 8.125%, 5/01/17 .............................................................     3,735,000       3,984,050
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 ........................       510,000         539,157
 Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 ...................     4,250,000       4,329,603
 Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ...............     8,795,000       8,988,578
 Mediterra South CDD, Capital Improvement Revenue,
    6.85%, 5/01/31 ........................................................................     2,725,000       2,808,031
    Series B, 6.25%, 5/01/04 ..............................................................       540,000         548,170
    Series B, 6.95%, 5/01/31 ..............................................................     7,695,000       8,046,431
 Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35 .     5,000,000         850,850
 Mount Dora Country Club CDD, Special Assessment Revenue,
    7.125%, 5/01/05 .......................................................................     1,425,000       1,465,798
    7.75%, 5/01/13 ........................................................................     1,065,000       1,095,395
 North Springs ID,
    Special Assessment, Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 ..........     1,835,000       2,038,502
    Special Assessment, Water Management, Series B, 8.30%, 5/01/24 ........................     1,610,000       1,680,776
    Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 ..........     1,105,000       1,153,996
 Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development
    No. 43, 6.10%, 8/01/21 ................................................................     2,935,000       2,984,954
 Northwood CDD, Special Assessment Revenue, Series B, 7.60%, 5/01/17 ......................     1,390,000       1,421,859
 Oaksted CDD, Capital Improvement, Series A, 7.20%, 5/01/32 ...............................     3,500,000       3,664,535
 Orange County Health Facilities Authority Revenue,
    Adventist Health System, 5.625%, 11/15/32 .............................................    10,000,000       9,991,900
    Orlando Hospital Regional Healthcare, 5.75%, 12/01/32 .................................    15,000,000      15,207,000
 Palm Beach County HFAR, Abbey Del Ray South Project, Refunding, 8.25%, 10/01/15 ..........     6,000,000       6,131,160
 Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 .................     3,000,000       3,048,180
 Parkway Center CDD, Special Assessment,
    Series A, 8.25%, 5/01/31 ..............................................................     2,500,000       2,250,000
    Series B, 8.00%, 5/01/10 ..............................................................     2,700,000       2,160,000
 Pelican Marsh CDD, Special Assessment Revenue,
    Series A, 7.10%, 5/01/20 ..............................................................     3,925,000       4,155,515
    Series A, 7.20%, 5/01/31 ..............................................................     6,470,000       6,848,301
    Series A, ETM, 8.25%, 5/01/03 .........................................................       295,000         308,293
    Series A, ETM, 8.25%, 5/01/04 .........................................................       315,000         349,518
    Series A, Pre-Refunded, 8.25%, 5/01/16 ................................................     6,590,000       7,440,703
    Series B, 6.90%, 5/01/11 ..............................................................    13,740,000      14,537,332
    Series C, 7.00%, 5/01/19 ..............................................................    12,325,000      12,881,967
    Series D, 6.95%, 5/01/19 ..............................................................     4,895,000       5,089,478
 Piney-Z CDD, Capital Improvement Revenue, Series A, 7.25%, 5/01/19 .......................       850,000         870,553
 Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 .............................    10,900,000      11,424,835
 Reserve CDD,
    Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ....................     3,550,000       3,673,860
    Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 .........     4,305,000       4,415,552
 Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ..........................     4,585,000       4,767,345
 River Place St. Lucie CDD, Special Assessment Revenue,
    Series A, 7.625%, 5/01/21 .............................................................     1,275,000       1,318,006
    Series A, 7.625%, 5/01/30 .............................................................     1,590,000       1,643,631
    Series B, 7.25%, 5/01/10 ..............................................................     7,670,000       7,900,023
 Riverwood Community Development Revenue, Special AD, Series A,
    6.75%, 5/01/04 ........................................................................     1,750,000       1,784,055
    7.75%, 5/01/14 ........................................................................     1,040,000       1,112,935
 Sampson Creek CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .................     2,965,000       3,077,729
 St. John's County IDA, Health Care Revenue, Glenmoor St. John's Project, Series A,
    8.00%, 1/01/17 ........................................................................    10,375,000      10,454,265


                                                                                                                       87

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 FLORIDA (CONT.)
 St. Lucie West Services District Capital Improvement Revenue,
    Cascades Project, 6.10%, 5/01/18 ......................................................  $  2,395,000  $    2,407,837
    Lakeforest Project, 6.25%, 10/01/04 ...................................................     3,845,000       3,897,561
    Tortoise Cay Project, 6.50%, 10/01/05 .................................................     2,660,000       2,710,061
 St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20 ..    18,155,000      20,072,350
 St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
    Management Benefit, Refunding, Series B,
    6.00%, 5/01/09 ........................................................................     1,085,000       1,119,677
    6.25%, 5/01/25 ........................................................................     5,080,000       5,157,419
 St. Lucie West Services District Water Management Benefit Tax Revenue, Pre-Refunded,
    7.70%, 5/01/25 ........................................................................     4,675,000       5,232,494
 Stoneybrook West Community Development Special Assessment, Series A, 7.00%, 5/01/32 ......     3,150,000       3,282,237
 Sumter County IDAR, Little Sumter Utility Co. Project,
    6.75%, 10/01/27 .......................................................................     2,845,000       2,845,882
    7.25%, 10/01/27 .......................................................................     4,135,000       4,183,586
 Tara CDD No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ....................     1,440,000      1,544,602
 Village CDD No. 1, Capital Improvement Revenue,
    8.40%, 5/01/12 ........................................................................       330,000         337,715
    8.00%, 5/01/15 ........................................................................     1,735,000       1,774,038
 Village CDD No. 4, Special Assessment Revenue, 7.20%, 5/01/31 ............................    10,000,000      10,620,200
 Village Center CDD, Recreational Revenue,
    Sub Series B, 6.30%, 1/01/07 ..........................................................     1,590,000       1,616,203
    Sub Series B, 6.25%, 1/01/13 ..........................................................     7,665,000       7,768,248
    Sub Series B, 8.25%, 1/01/17 ..........................................................     2,430,000       2,595,240
    Sub Series C, 7.375%, 1/01/19 .........................................................     2,550,000       2,631,651
 Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ....................     3,000,000       3,151,170
 Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 ....................     3,000,000       3,048,630
 Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .....................     1,230,000      1,269,975
 Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ..........................     1,565,000       1,647,382
                                                                                                           --------------
                                                                                                              527,219,386
                                                                                                           --------------
 GEORGIA .3%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28    1,470,000       1,130,092
 Forsyth County Hospital Authority Revenue, Anticipation Certificate,
    Georgia Baptist Health Care System Project,
    6.25%, 10/01/18 .......................................................................     6,000,000       5,927,880
    6.375%, 10/01/28 ......................................................................     8,000,000       7,845,120
                                                                                                           --------------
                                                                                                               14,903,092
                                                                                                           --------------
 HAWAII .1%
 Hawaii State Department of Transportation Special Facilities Revenue, Continental Airlines
    Inc. Project, Refunding, 7.00%, 6/01/20 ...............................................     4,240,000       3,560,158
                                                                                                           --------------
 IDAHO .3%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .................    17,500,000      16,097,550
                                                                                                           --------------
 ILLINOIS 2.4%
 Bolingbrook Special Service Area No. 2, Special Tax GO, Bloomfield West Project, Series A,
     7.00%, 3/01/31 .......................................................................     5,000,000       5,085,300
 Bolingbrook Special Service Area No. 3, Special Tax, Lakewood Ridge Project, 7.05%, 3/01/31    5,905,000       5,974,679
 Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 ..    11,000,000      11,575,300
 Cary Special Tax,
    Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 .......................     4,000,000       4,281,320
    Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ...............................     5,500,000       5,695,965
 Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
    Project, 8.20%, 12/01/24 ..............................................................     7,830,000       5,891,135
 Gilberts Special Service Area No. 9, Special Tax, Big Timber Project, 7.75%, 3/01/27 .....     6,000,000       6,164,460
 Illinois Development Finance Authority Hospital Revenue, Adventist Health System, Sunbelt
    Obligation, 5.65%, 11/15/24 ...........................................................     2,500,000       2,505,100
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 ..................................................................     2,330,000       2,398,828
    Pre-Refunded, 7.25%, 5/15/22 ..........................................................     7,000,000       9,081,450
 Illinois Health Facilities Authority Revenue,
    Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 .............     6,500,000       7,326,930
    Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ........     9,000,000      10,015,470



88

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 ILLINOIS (CONT.)
 Illinois Health Facilities Authority Revenue, (cont.)
    Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 .................  $  3,370,000  $    3,619,717
    St. Elizabeth's Hospital, 6.25%, 7/01/16 ..............................................     1,215,000       1,281,169
    St. Elizabeth's Hospital, 6.375%, 7/01/26 .............................................     6,695,000       6,969,294
    Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ........................     8,595,000       7,784,062
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
    McCormick Place Convention Center,
    ETM, 7.00%, 7/01/26 ...................................................................     7,500,000       9,879,525
    Pre-Refunded, 6.25%, 7/01/17 ..........................................................    11,000,000      12,738,220
 Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30 .......     5,000,000       5,185,100
 Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ...........     2,425,000       2,316,603
                                                                                                           --------------
                                                                                                              125,769,627
                                                                                                           --------------
 INDIANA 1.3%
 Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ....................     5,000,000       5,125,850
 Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
    8/15/19 ...............................................................................     3,000,000       2,658,270
    8/15/28 ...............................................................................     5,000,000       4,251,450
 Indiana Health Facility Financing Authority Hospital Revenue,
    Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 .....................    48,500,000      48,147,890
    Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ...................     1,500,000       1,445,835
 Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
    Refunding, 5.60%, 12/01/32 ............................................................     8,200,000       7,978,026
                                                                                                           --------------
                                                                                                               69,607,321
                                                                                                           --------------
 KANSAS .1%
 Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ................     5,730,000       5,973,640
                                                                                                           --------------
 KENTUCKY .5%
 Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
    Series A, 7.50%, 2/01/20 ..............................................................    11,230,000      10,114,636
    Series B, 7.25%, 2/01/22 ..............................................................     3,595,000       3,131,281
 Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
    Regional Health Center Facility,
    Refunding and Improvement, 5.875%, 10/01/22 ...........................................     6,835,000       6,012,134
 Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 .............       575,000         592,302
 Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 ..............................     7,230,000       8,701,304
                                                                                                           --------------
                                                                                                               28,551,657
                                                                                                           --------------
 LOUISIANA 1.6%
 Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%, 2/01/27 ....    13,990,000      14,185,440
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
    Refunding, 7.75%, 8/15/22 .............................................................    35,000,000      36,296,750
 Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ...     4,850,000       4,956,749
 West Feliciana Parish PCR,
    Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ......................    20,750,000      21,134,290
    Series A, 7.50%, 5/01/15 ..............................................................     8,740,000       9,027,284
                                                                                                           --------------
                                                                                                               85,600,513
                                                                                                           --------------
 MAINE .7%
 Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .....................     4,800,000       4,816,080
 Skowhegan PCR, S.D. Warren Co.,
    Series A, 6.65%, 10/15/15 .............................................................    24,570,000      24,830,688
    Series B, 6.65%, 10/15/15 .............................................................     4,940,000       4,992,413
                                                                                                           --------------
                                                                                                               34,639,181
                                                                                                           --------------
 MARYLAND .9%
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital,
    Refunding and Improvement, Series B,
    8.50%, 9/01/03 ........................................................................     1,520,000       1,586,865
    8.50%, 9/01/07 ........................................................................     5,340,000       6,243,421
    Pre-Refunded, 8.50%, 9/01/22 ..........................................................     3,385,000       3,452,700
 Maryland State CDA, Department of Housing and Community Development Revenue, Series A,
    5.875%, 7/01/16 .......................................................................     3,535,000       3,743,353


                                                                                                                       89

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MARYLAND (CONT.)
 Maryland State EDC Revenue, Chesapeake Bay,
    senior lien, Series B, 7.50%, 12/01/14 ................................................  $  1,915,000  $    1,913,162
    senior lien, Series B, 7.625%, 12/01/22 ...............................................     6,740,000       6,745,392
    Series B, 7.75%, 12/01/31 .............................................................    16,160,000      16,167,595
 Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
    Series B, 8.50%,
    9/01/03 ...............................................................................     1,610,000       1,679,230
    9/01/07 ...............................................................................     6,975,000       8,121,341
                                                                                                           --------------
                                                                                                               49,653,059
                                                                                                           --------------
 MASSACHUSETTS .5%
 Massachusetts Bay Transportation Authority Revenue, General Transportation System,
    Series A, 7.00%, 3/01/21                                                                    2,000,000       2,604,760
 Massachusetts State Development Finance Agency Resource Recovery Revenue,
    Waste Management Inc. Project, Series B,
    6.90%, 12/01/29 .......................................................................     3,000,000       3,298,380
 Massachusetts State Development Finance Agency Revenue,
    Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 ..........................     1,030,000         931,027
    Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 .........................     1,620,000       1,413,320
    Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 .........     3,500,000       3,274,215
    Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 ...................     1,850,000       1,764,530
 Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial
    Medical Center, Refunding, Series A,
    5.75%, 10/01/06 .......................................................................     3,250,000       3,194,458
    6.00%, 10/01/23 .......................................................................     6,235,000       5,521,654
a Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
    Paper Co. Project, senior lien,
    8.50%, 11/01/12 .......................................................................    39,820,661       5,973,099
                                                                                                           --------------
                                                                                                               27,975,443
                                                                                                           --------------
 MICHIGAN 4.1%
 Cadillac Local Development Finance Authority Tax Increment Revenue, Refunding, 8.50%, 3/01/10  4,390,000       4,627,850
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper, Refunding,
    Series A, 6.25%, 4/15/27 ..............................................................    10,500,000      10,369,275
 Detroit GO,
    Refunding, Series B, 6.375%, 4/01/07 ..................................................     7,535,000       8,239,447
    Refunding, Series B, 6.25%, 4/01/08 ...................................................     3,000,000       3,251,010
    Series A, Pre-Refunded, 6.80%, 4/01/15 ................................................     5,160,000       5,833,844
 Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 ........     4,250,000       4,899,443
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
    5.625%, 9/01/10 .......................................................................     2,000,000       1,651,080
    5.75%, 9/01/17 ........................................................................     1,000,000         719,170
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-refunded, 6.125%, 1/15/21 ...........................................    11,770,000      13,402,734
 Michigan State Hospital Finance Authority Revenue,
    Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ..........    18,000,000      19,562,940
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..........     7,500,000       7,441,125
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..........    30,205,000      29,820,490
    Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..........       500,000         440,090
    Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .....................       500,000         425,965
    Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 .....................     7,000,000       5,825,960
    Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ................................     1,000,000       1,005,580
    Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ...............................     1,000,000         986,880
    Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ...................     7,310,000       8,005,839
    Sinai Hospital, Refunding, 6.625%, 1/01/16 ............................................     2,990,000       3,011,558
    Sinai Hospital, Refunding, 6.70%, 1/01/26 .............................................     7,250,000       7,277,985
 Michigan State Strategic Fund Limited Obligation Revenue,
    Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 .....    29,000,000      29,081,490
    Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25    7,825,000       8,761,027
 Midland County EDR, Refunding,
    Series A, 6.875%, 7/23/09 .............................................................    35,000,000      35,387,450
    Series B, 6.75%, 7/23/09 ..............................................................     4,000,000       4,215,640
 Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, ETM, 5.60%, 2/15/13 ..............................................     2,025,000       2,241,351
 Wayne County Downriver Systems Sewer Disposal Revenue, Series A, Pre-Refunded,
    7.00%, 11/01/13 .......................................................................     1,900,000       1,935,739
                                                                                                           --------------
                                                                                                              218,420,962
                                                                                                           --------------



90

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MINNESOTA 2.4%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%, 4/01/10 ............  $  1,335,000  $    1,338,204
 Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding,
    8.00%, 12/01/15 .......................................................................     5,000,000       4,329,300
 International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 .........     1,500,000       1,335,810
 Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 .............     2,200,000       2,078,164
 Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
    Northwest Airlines, Series B, 6.50%, 4/01/25 ..........................................     3,750,000       3,579,600
    Northwest Airlines Project, Series A, 7.00%, 4/01/25 ..................................     5,000,000       4,061,100
 Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%, 12/01/19        600,000         610,848
 Minneapolis Health Care Facility Revenue, Fairview Health Services, Series A, 5.625%, 5/15/32 18,500,000      18,904,225
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
    5.875%, 11/15/18 ......................................................................     2,500,000       2,252,125
    6.00%, 11/15/28 .......................................................................     1,000,000         880,580
 Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
    Series A, 6.375%, 11/15/29 ............................................................     6,500,000       6,992,310
 Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ...     2,755,000       2,867,129
 Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26 ..     5,165,000       3,522,220
 Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 .............     4,110,000       4,216,038
 Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ...............     3,340,000       3,624,000
b South Central Multi-County Housing and RDAR, Pooled Housing, 8.00%, 2/01/25 .............    10,000,000       6,094,500
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ............................................     5,400,000       5,424,246
 St. Paul Housing and RDA, Tax Allocation, Housing Tax, 8.625%, 9/01/07 ...................     1,000,000       1,026,250
 St. Paul Port Authority Commercial Development, Theole Printing Project, 9.00%, 10/01/21 .       540,000         541,561
 St. Paul Port Authority IDR,
    SDA Enterprises, Series F, 10.25%, 10/01/10 ...........................................     1,095,000       1,031,665
    Series A-I, 9.00%, 12/01/02 ...........................................................       260,000         260,096
    Series A-I, 9.00%, 12/01/12 ...........................................................     4,300,000       3,852,972
    Series A-II, 9.00%, 12/01/02 ..........................................................       255,000         255,094
    Series A-II, 9.00%, 12/01/12 ..........................................................     4,235,000       3,794,729
    Series A-III, 9.00%, 12/01/02 .........................................................       265,000         265,098
    Series A-III, 9.00%, 12/01/12 .........................................................     4,430,000       3,969,457
    Series A-IV, 9.00%, 12/01/02 ..........................................................       205,000         205,076
    Series A-IV, 9.00%, 12/01/12 ..........................................................     3,375,000       3,024,135
    Series C, 10.00%, 12/01/02 ............................................................       715,000         718,382
    Series C, 10.00%, 12/01/06 ............................................................     2,930,000       2,824,227
    Series C, 9.875%, 12/01/08 ............................................................     3,100,000       2,956,470
    Series F, 8.00%, 9/01/02 ..............................................................        25,000          25,000
    Series F, 10.25%, 10/01/02 ............................................................        90,000          90,008
    Series F, 8.00%, 9/01/19 ..............................................................       775,000         609,700
    Series I, 10.75%, 12/01/02 ............................................................        15,000          15,017
    Series J, 9.50%, 12/01/02 .............................................................        95,000          95,078
    Series J, 9.50%, 12/01/11 .............................................................     1,325,000       1,233,443
    Series L, 9.50%, 12/01/02 .............................................................        45,000          45,037
    Series L, 9.75%, 12/01/02 .............................................................        30,000          30,023
    Series L, 9.50%, 12/01/14 .............................................................     1,025,000         938,582
    Series L, 9.75%, 12/01/14 .............................................................     1,530,000       1,406,345
    Series N, 10.75%, 10/01/02 ............................................................       380,000         380,087
    Series N, 10.00%, 12/01/02 ............................................................        65,000          65,047
    Series N, 10.00%, 12/01/14 ............................................................     1,405,000       1,298,023
    Series S, 9.625%, 12/01/02 ............................................................        60,000          60,047
    Series S, 9.625%, 12/01/14 ............................................................     1,280,000       1,182,835
    Series T, 9.625%, 12/01/02 ............................................................        35,000          35,028
    Series T, 9.625%, 12/01/14 ............................................................       910,000         840,922
 St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
    6/01/16 ...............................................................................     4,565,000       4,571,254
    6/01/26 ...............................................................................    10,660,000      10,674,391
 Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A,
    5.875%, 9/01/29 .......................................................................     4,000,000       3,599,760
                                                                                                           --------------
                                                                                                              124,031,238
                                                                                                           --------------


                                                                                                                       91
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 MISSISSIPPI .7%
 Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ...........  $ 33,295,000  $   32,807,561
 Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
    Refunding, Series A, 5.50%, 10/01/21 ..................................................     4,000,000       3,649,080
    Series B, 5.50%, 10/01/21 .............................................................     1,000,000         912,270
                                                                                                           --------------
                                                                                                               37,368,911
                                                                                                           --------------
 MISSOURI 1.2%
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 .........................................................     1,000,000       1,173,210
    Pre-Refunded, 6.40%, 12/01/25 .........................................................     3,000,000       3,531,000
    Refunding, 5.25%, 12/01/20 ............................................................     8,350,000       8,054,911
 St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
    7.625%, 12/01/09 ......................................................................     8,000,000       8,199,680
    7.75%, 12/01/13 .......................................................................     5,175,000       5,303,651
    7.875%, 12/01/24 ......................................................................     6,000,000       6,149,580
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 ...............     8,640,000       9,828,864
    Refunding, Series A, 6.00%, 7/15/13 ...................................................    14,250,000      15,033,038
 West Plains IDA, Hospital Revenue, Ozarks Medical Center,
    6.30%, 11/15/11 .......................................................................     1,000,000       1,035,860
    6.75%, 11/15/24 .......................................................................     1,870,000       1,902,669
    Refunding, 5.50%, 11/15/12 ............................................................       500,000         488,905
                                                                                                           --------------
                                                                                                               60,701,368
                                                                                                           --------------
 MONTANA .3%
 Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
    7.00%, 12/31/19 .......................................................................    20,750,000      18,158,948
                                                                                                           --------------
 NEBRASKA
 Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical Center,
    6.375%, 12/15/08 ......................................................................     1,145,000       1,176,281
    Pre-Refunded, 6.375%, 12/15/08 ........................................................       955,000         987,451
                                                                                                           --------------
                                                                                                                2,163,732
                                                                                                           --------------
 NEVADA 3.4%
 Clark County ID, Special Assessment, Special ID No. 108, Summerlin, 6.625%, 2/01/17 ......     7,550,000       7,886,957
 Clark County IDR,
    Local ID No. 132, Summerlin, 6.875%, 2/01/21 ..........................................     4,000,000       4,128,160
    Southwest Gas Corp., Series A, 6.50%, 12/01/33 ........................................    13,775,000      13,908,893
 Director of State Department of Business and Industry Revenue,
    Las Vegas Monorail Project, Second Tier,
    7.25%, 1/01/23 ........................................................................     8,000,000       7,940,080
    7.375%, 1/01/30 .......................................................................     9,000,000       8,899,560
    7.375%, 1/01/40 .......................................................................    20,000,000      19,635,800
 Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 .............................     3,135,000       3,230,618
 Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 .................    18,905,000      20,046,862
 Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ..........     3,190,000       3,248,409
 Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 ...............    45,365,000      48,614,495
 Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A,
    6.10%, 6/15/14 ........................................................................     3,500,000       3,602,480
 Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 .......................     8,440,000       8,714,047
 Las Vegas Local Improvement Bond Special Assessment, ID No. 404, FSA Insured,
    5.85%, 11/01/09 .......................................................................     3,195,000       3,279,124
 Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 .................     6,800,000       7,009,508
 Nevada Housing Division Revenue, SF Program,
    FI/GML, Series A-1, 8.75%, 10/01/04 ...................................................        85,000          86,460
    FI/GML, Series B-1, 7.90%, 10/01/05 ...................................................       310,000         314,839
    FI/GML, Series C-1, 7.55%, 10/01/05 ...................................................       370,000         372,372
    Series B-2, 9.65%, 10/01/02 ...........................................................        10,000          10,008
    Series C-1, 9.60%, 10/01/02 ...........................................................        20,000          20,016
 Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, 6.40%, 7/01/29     15,415,000      18,334,447
                                                                                                           --------------
                                                                                                              179,283,135
                                                                                                           --------------



92

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW HAMPSHIRE .4%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Hillcrest Terrace, 7.50%, 7/01/24 .....................................................  $ 17,550,000$     15,786,050
    Littleton Hospital Association, Series B, 5.90%, 5/01/28 ..............................     2,000,000       1,590,220
    New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .................     1,300,000       1,262,066
 New Hampshire State Business Finance Authority PCR, United Illuminating Co., Refunding,
    Series A, 5.875%, 10/01/33 ............................................................     2,500,000       2,527,450
                                                                                                           --------------
                                                                                                               21,165,786
                                                                                                           --------------
 NEW JERSEY 4.6%
 Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 6.00%, 1/01/19 ..............................................................     2,180,000       2,146,384
    Series 1, 6.00%, 1/01/29 ..............................................................     5,000,000       4,839,050
    Series 2, 6.125%, 1/01/19 .............................................................     2,125,000       2,119,348
    Series 2, 6.125%, 1/01/29 .............................................................     5,105,000       5,022,554
 New Jersey EDA Revenue, First Mortgage,
    Keswick Pines, Refunding, 5.75%, 1/01/24 ..............................................     1,500,000       1,392,195
 Presbyterian, Series A, 6.25%, 11/01/20 ..................................................     7,635,000       7,725,780
 New Jersey EDA,
    Lease Revenue, International Center for Public Health Project,
    University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...................     9,965,000      10,938,780
    Special Facility Revenue, Continental Airlines Inc. Project, 6.625%, 9/15/12 ..........    18,500,000      16,021,000
    Special Facility Revenue, Continental Airlines Inc. Project, 6.25%, 9/15/19 ...........    54,420,000      42,486,782
    Special Facility Revenue, Continental Airlines Inc. Project, 6.40%, 9/15/23 ...........    73,030,000      56,366,745
 New Jersey Health Care Facilities Financing Authority Revenue,
    Lutheran Home, Series A, 8.40%, 7/01/19 ...............................................     2,100,000       2,109,996
    South Jersey Hospital, 5.875%, 7/01/21 ................................................     7,500,000       7,608,225
    South Jersey Hospital, 6.00%, 7/01/32 .................................................    18,000,000      18,332,460
    Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 .........................     5,000,000       5,500,250
 Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
    6.00%, 6/01/37 ........................................................................    10,000,000       9,784,700
    6.125%, 6/01/42 .......................................................................    50,000,000      48,844,500
                                                                                                           --------------
                                                                                                              241,238,749
                                                                                                            -------------
 NEW MEXICO 3.8%
 Farmington PCR,
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16   24,045,000      24,816,364
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23    58,250,000      58,711,923
    Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22   66,125,000      68,029,400
    Public Service Co. Project, Series A, 6.60%, 10/01/29 .................................     6,000,000       6,206,280
    Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ..................................    37,000,000      38,847,410
 New Mexico Mortgage Finance Authority SFM Program Revenue,
    Series A, 9.10%, 9/01/03 ..............................................................       195,000         198,648
    Sub Series A, 9.55%, 9/01/02 ..........................................................        50,000          50,000
 Rio Rancho Water and Wastewater Revenue, Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15   3,620,000       4,072,066
                                                                                                           --------------
                                                                                                              200,932,091
                                                                                                           --------------
 NEW YORK 9.4%
 Corinth IDA, Environmental Improvement Revenue, International Paper Company Project,
    Refunding, Series A, 5.75%, 2/01/22 ...................................................     2,000,000       2,025,620
 MTA Transit Facilities Revenue, Series A, MBIA Insured, 5.875%, 7/01/27 ..................    22,700,000      26,461,163
 New York City GO,
    Refunding, Series F, 6.00%, 8/01/11 ...................................................    10,000,000      11,097,900
    Refunding, Series H, 6.25%, 8/01/15 ...................................................    25,000,000      27,372,000
    Refunding, Series H, 6.125%, 8/01/25 ..................................................     5,600,000       5,982,704
    Refunding, Series J, 6.00%, 8/01/21 ...................................................    10,000,000      10,669,900
    Series A, 6.125%, 8/01/06 .............................................................     9,595,000      10,324,796
    Series A, 6.25%, 8/01/08 ..............................................................    10,000,000      10,861,900
    Series A, Pre-Refunded, 6.125%, 8/01/06 ...............................................       595,000         655,767
    Series B, 7.00%, 2/01/18 ..............................................................       255,000         259,990


                                                                                                                       93

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York City GO, (cont.)
    Series B, 6.00%, 8/15/26 ..............................................................  $  4,355,000  $    4,722,344
    Series B, Pre-Refunded, 6.75%, 10/01/15 ...............................................       100,000         101,904
    Series B, Pre-Refunded, 6.00%, 8/15/26 ................................................       645,000         745,981
    Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ................................    17,070,000      19,045,682
    Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ................................     5,000,000       5,602,600
    Series D, 6.00%, 2/15/10 ..............................................................     4,995,000       5,432,812
    Series D, 7.625%, 2/01/14 .............................................................        40,000          40,800
    Series D, 7.50%, 2/01/18 ..............................................................         5,000           5,100
    Series D, Pre-Refunded, 6.00%, 2/15/10 ................................................     3,160,000       3,504,598
    Series E, 6.25%, 2/15/07 ..............................................................     3,265,000       3,583,435
    Series E, Pre-Refunded, 6.25%, 2/15/07 ................................................         5,000           5,581
    Series F, 7.625%, 2/01/13 .............................................................        15,000          15,300
    Series F, 7.625%, 2/01/15 .............................................................         5,000           5,100
    Series F, 7.50%, 2/01/21 ..............................................................       110,000         112,189
    Series F, Pre-Refunded, 6.625%, 2/15/25 ...............................................     8,625,000       9,704,936
    Series G, 5.75%, 8/01/10 ..............................................................       505,000         533,805
    Series G, 6.125%, 10/15/11 ............................................................    20,480,000      22,790,554
    Series G, 6.20%, 10/15/14 .............................................................    10,000,000      10,996,500
    Series G, 7.50%, 2/01/22 ..............................................................        10,000          10,199
    Series I, 6.25%, 4/15/17 ..............................................................    16,030,000      17,385,817
    Series I, 6.25%, 4/15/27 ..............................................................     6,765,000       7,234,897
    Series I, Pre-Refunded, 6.25%, 4/15/17 ................................................     9,340,000      10,939,475
    Series I, Pre-Refunded, 6.25%, 4/15/27 ................................................    16,155,000      18,921,544
 New York City IDA,
    Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .....     6,980,000       7,053,430
    Civic Facility Revenue, Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 1,500,000       1,508,445
    IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ....................     7,500,000       6,144,600
    Special Facilities Revenue, American Airlines Inc. Project, 6.90%, 8/01/24 ............     4,000,000       2,905,720
    Special Facilities Revenue, British Airways PLC Project, 7.625%, 12/01/32 .............    15,000,000      13,682,550
    Special Facilities Revenue, JFK International Airport Project, Series A, 8.00%, 8/01/12    74,000,000      69,665,820
 New York State Dormitory Authority Revenue,
    City University System, Series 2, 6.00%, 7/01/26 ......................................     6,100,000       6,651,135
    Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...........................    11,240,000      12,359,504
    State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .................     5,000,000       5,772,400
 New York State HFA, Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 ........     4,975,000       5,432,352
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 ................................    12,515,000      13,854,105
 New York State Medical Care Facilities Finance Agency Revenue, Hospital and Nursing,
    Series B, FHA Insured, 6.95%, 2/15/32 .................................................     3,305,000       3,384,717
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
    Series 59, 6.10%, 10/01/15 ............................................................     2,000,000       2,120,380
    Series 59, 6.15%, 10/01/17 ............................................................     2,750,000       2,902,763
    Series 61, 5.80%, 10/01/16 ............................................................     5,000,000       5,243,950
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
    5.70%, 1/01/27 ........................................................................     4,750,000       4,996,240
 Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 .....     1,000,000         936,700
 Onondaga County IDA, Solid Waste Disposal Facility Revenue,
    Solvay Paperboard LLC Project, Refunding,
    6.80%, 11/01/14 .......................................................................     5,000,000       5,274,250
    7.00%, 11/01/30 .......................................................................     7,000,000       7,385,560
 Port Authority of New York and New Jersey Special Obligation Revenue,
    3rd Installment, 7.00%, 10/01/07 ......................................................     8,000,000       8,507,600
    4th Installment, Special Project, 6.75%, 10/01/11 .....................................       925,000         994,098
    5th Installment, 6.75%, 10/01/19 ......................................................    17,500,000      18,508,875
    Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...............    10,000,000      10,022,300
    Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ..............    27,650,000      27,711,383
 Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
    6.40%, 6/01/14 ........................................................................       725,000         679,456
    6.45%, 6/01/24 ........................................................................     1,950,000       1,747,103



94

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 Utica IDA, Civic Facility Revenue, Utica College Civic Facility,
    6.75%, 12/01/21 .......................................................................  $  1,250,000  $    1,275,475
    6.85%, 12/01/31 .......................................................................     2,000,000       2,040,560
 Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
    Series A, 7.90%, 12/15/07 .............................................................       975,000         978,257
                                                                                                           --------------
                                                                                                              496,892,621
                                                                                                           --------------
 NORTH CAROLINA 1.6%
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 5.75%, 1/01/26 ...................................................    37,500,000      37,619,250
    Refunding, Series B, 5.75%, 1/01/24 ...................................................    35,750,000      36,313,420
    Refunding, Series D, 6.75%, 1/01/26 ...................................................     5,000,000       5,459,300
    Series D, 6.70%, 1/01/19 ..............................................................     2,000,000       2,200,720
 North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
    3/01/16 ...............................................................................     2,305,000       2,432,098
    9/01/17 ...............................................................................     1,495,000       1,572,516
                                                                                                           --------------
                                                                                                               85,597,304
                                                                                                           --------------
 NORTH DAKOTA .5%
 Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
    6.05%, 1/01/19 ........................................................................    24,655,000      27,017,196
                                                                                                           --------------
 OHIO 3.2%
 Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
    6.30% 12/01/05 ........................................................................     1,700,000       1,879,027
    6.40% 12/01/06 ........................................................................     1,685,000       1,895,625
    6.50% 12/01/07 ........................................................................     1,750,000       1,952,860
    6.90% 12/01/16 ........................................................................     2,500,000       2,771,400
 Dayton Special Facilities Revenue, Emery Air Freight Corp.,
    Emery Worldwide Air Inc., Refunding,
    Series C, 6.05%, 10/01/09 .............................................................    14,250,000      13,152,750
    Series E, 6.05%, 10/01/09 .............................................................     5,250,000       4,845,750
    Series F, 6.05%, 10/01/09 .............................................................     1,000,000         923,000
 Franklin County Health Care Facilities Revenue,
    Ohio Presbyterian, Series A, 7.125%, 7/01/29 ..........................................     1,000,000       1,041,560
    Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...........................     3,100,000       2,896,981
    Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...........................     4,700,000       4,245,275
    Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ...........................     1,000,000       1,023,240
 Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
    6.625%, 7/01/14 .......................................................................     1,000,000       1,016,020
    6.75%, 7/01/20 ........................................................................     2,000,000       2,016,020
 Montgomery County Health Systems Revenue,
    Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..............................................     6,120,000       7,365,921
    Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..............................................     6,290,000       7,583,095
    St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ...................................     9,300,000      11,207,570
 Ohio State Air Quality Development Authority Revenue,
    Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .........................    17,900,000      18,331,569
    PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ..........................     8,000,000       8,157,760
    Pollution Control, Ohio Edison, Refunding, Series A, 5.95%, 5/15/29 ...................    13,000,000      13,126,360
a Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 .........    16,650,000         208,125
 Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
    Refunding, Series A, 8.00%, 10/01/23 ..................................................    27,700,000      29,656,174
 Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
    7.00%, 4/01/04 ........................................................................     1,690,000       1,706,832
    7.25%, 4/01/09 ........................................................................     5,385,000       5,494,423
    7.375%, 4/01/14 .......................................................................     8,200,000       8,377,858
    7.50%, 4/01/19 ........................................................................    14,365,000      14,403,786
 Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ...     1,500,000       1,522,995
                                                                                                           --------------
                                                                                                              166,801,976
                                                                                                           --------------
 OKLAHOMA .2%
 Oklahoma Development Finance Authority Revenue, Comache County Hospital Project, Series B,
    6.60%, 7/01/31 ........................................................................     5,000,000       5,027,900
 Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
    6.00%, 8/15/14 ........................................................................     4,000,000       4,073,720
                                                                                                           --------------
                                                                                                                9,101,620
                                                                                                           --------------


                                                                                                                       95

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 OREGON 2.2%
 Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
    5.75%, 1/01/13 ........................................................................  $ 13,000,000  $   13,222,170
    5.875%, 1/01/16 .......................................................................    19,650,000      19,821,741
    6.00%, 1/01/25 ........................................................................    66,060,000      65,094,863
 Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
    6.00%, 5/01/26 ........................................................................     9,400,000      11,072,542
 Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Linfield College Project, Series A, 6.75%, 10/01/25 ...................................     5,220,000       5,547,868
                                                                                                           --------------
                                                                                                              114,759,184
                                                                                                           --------------
 PENNSYLVANIA 5.7%
 Allegheny County Hospital Development Authority Revenue, Health System,
    Series A, MBIA Insured, 6.50%, 11/15/30 ...............................................    10,000,000      11,466,400
    Series B, 8.65%, 11/15/05 .............................................................     2,000,000       2,036,740
    Series B, 9.25%, 11/15/15 .............................................................    25,000,000      27,109,750
    Series B, 9.25%, 11/15/22 .............................................................    25,000,000      27,062,500
    Series B, 9.25%, 11/15/30 .............................................................     2,500,000       2,706,250
 Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
    6.10%, 7/15/20 ........................................................................     5,500,000       5,618,470
    Series A, 6.70%, 12/01/20 .............................................................     9,400,000       9,761,054
 Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .............     3,900,000       4,245,345
 Chartiers Valley Industrial and Commercial Development Authority Revenue,
    Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ..............................     5,250,000       5,433,645
 Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
    6.10%, 1/01/04 ........................................................................     1,310,000       1,347,387
    6.10%, 1/01/06 ........................................................................     2,140,000       2,240,366
    6.50%, 1/01/08 ........................................................................       425,000         453,203
    6.10%, 7/01/13 ........................................................................    20,500,000      21,131,605
    6.20%, 7/01/19 ........................................................................     6,500,000       6,599,645
 Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ...................     1,650,000       1,733,342
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A,
    MBIA Insured, 6.15%, 8/01/29 ..........................................................     4,000,000       4,414,240
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 ................................    10,000,000      10,071,000
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    6.25%, 9/01/04 ........................................................................     3,125,000       3,233,125
    6.60%, 9/01/09 ........................................................................    16,000,000      17,372,960
    6.70%, 9/01/14 ........................................................................    20,760,000      22,484,326
    6.75%, 9/01/19                                                                             15,800,000      16,965,250
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D,
    7.125%, 12/01/15 ......................................................................    10,000,000      10,483,800
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Series A,
    MBIA Insured, 5.875%, 11/15/16 ........................................................    13,000,000      14,157,260
 Philadelphia Gas Works Revenue,
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..........................................       885,000         939,489
    Refunding, 14th Series, 6.375%, 7/01/26 ...............................................     1,965,000       1,980,622
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 .....................................     3,080,000       3,224,976
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
    5.85%, 5/15/13 ........................................................................     2,200,000       2,145,242
    5.75%, 5/15/18 ........................................................................     1,500,000       1,387,410
 Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ...................................................     3,500,000       3,570,000
    Sub Series D, 6.25%, 7/15/13 ..........................................................     3,000,000       3,071,250
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .....................    12,640,000      13,426,461
 Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%, 12/01/21      3,000,000       3,060,180
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
     6.50%, 1/01/10 .......................................................................    24,800,000      25,315,096
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
    Series A, MBIA Insured, 5.75%, 7/01/16 ................................................     8,130,000       8,832,432
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
    6.05%, 4/01/14 ........................................................................     5,025,000       5,550,213
                                                                                                           --------------
                                                                                                              300,631,034
                                                                                                           --------------



96

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 RHODE ISLAND .5%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
    Series 17-A, 6.25%, 4/01/17 ...........................................................  $  5,000,000  $    5,224,600
 Rhode Island State Health and Educational Building Corp. Revenue,
    Hospital Financing, Lifespan Obligation Group, 6.50%, 8/15/32 .........................     8,000,000       8,069,520
    Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ...........     3,500,000       3,738,280
    Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ...........................     6,000,000       6,230,460
 West Warwick GO, Series A, 7.30%, 7/15/08 ................................................       590,000         631,335
                                                                                                           --------------
                                                                                                               23,894,195
                                                                                                           --------------
 SOUTH CAROLINA .6%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc.,
    8.00%, 11/01/13 .......................................................................     3,120,000       3,117,192
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 ........................................................................     3,660,000       3,675,555
    Series A, 6.55%, 1/01/16 ..............................................................     4,110,000       4,127,262
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes, Refunding,
    5.65%, 5/01/18 ........................................................................     1,200,000       1,108,368
    5.70%, 5/01/26 ........................................................................     2,000,000       1,768,400
 South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625%, 4/01/36 ......    11,400,000      11,543,982
 Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue, Series B,
    6.375%, 5/15/30 .......................................................................     4,750,000       4,795,838
                                                                                                           --------------
                                                                                                               30,136,597
                                                                                                           --------------
 SOUTH DAKOTA .1%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 ..............     3,310,000       3,474,606
 South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
    Pre-refunded, 7.25%, 4/01/22 ..........................................................     2,480,000       2,611,564
    Refunding, 7.25%, 4/01/22 .............................................................     1,020,000       1,047,479
                                                                                                           --------------
                                                                                                                7,133,649
                                                                                                           --------------
 TENNESSEE
 Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 ........................       165,000         172,247
                                                                                                           --------------
 TEXAS 2.1%
 Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project,
    7.50%, 12/01/29 .......................................................................    10,000,000       6,833,200
 Austin Convention Enterprises Inc. Convention Center Revenue, First Tier, Series A,
    6.70%, 1/01/32 ........................................................................    10,000,000      10,280,900
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
    Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ..........................................     8,750,000       9,611,350
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ..............................     3,595,000       3,705,546
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ....................     4,960,000       4,524,562
 El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
    Bienvivir Senior Health,
    7.00%, 8/15/12 ........................................................................     1,030,000       1,050,621
    7.50%, 8/15/18 ........................................................................     2,300,000       2,341,055
 Georgetown Health Facilities Development Corp. Revenue,
    Georgetown Healthcare System, Refunding,
    6.25%, 8/15/29 ........................................................................    10,975,000      10,587,144
 Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
    5.60%, 1/01/27 ........................................................................     8,640,000       2,160,000
    Series A, 5.60%, 4/01/18 ..............................................................     4,500,000       1,125,000
 Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured,
    6.10%, 4/01/18 ........................................................................     7,000,000       7,825,160
 Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
    Series A, 6.50%, 10/01/08 .............................................................       755,000         772,901
    Series A, 6.75%, 10/01/14 .............................................................    12,990,000      13,300,331
    Series A, 6.25%, 10/01/17 .............................................................     4,795,000       4,812,022
    Series B, 5.75%, 10/01/08 .............................................................     1,180,000       1,195,552
    Series B, 6.125%, 10/01/13 ............................................................     5,340,000       5,411,823
    Series B, 5.50%, 10/01/20 .............................................................    11,255,000      11,288,878
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ...........     7,430,000       7,711,448
 Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ..............     4,000,000       4,094,880
                                                                                                           --------------
                                                                                                              108,632,373
                                                                                                           --------------


                                                                                                                       97

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 U.S. TERRITORIES 3.8%
 District of Columbia GO,
    Refunding, Series A, 5.875%, 6/01/05 ..................................................  $  2,355,000  $    2,539,349
    Refunding, Series A, 6.00%, 6/01/07 ...................................................     8,930,000       9,867,829
    Series A, ETM, 5.875%, 6/01/05 ........................................................     5,445,000       6,001,370
    Series A, ETM, 6.00%, 6/01/07 .........................................................     2,845,000       3,259,858
    Series A, Pre-Refunded, 6.375%, 6/01/11 ...............................................    22,770,000      26,403,637
    Series A, Pre-Refunded, 6.375%, 6/01/16 ...............................................    27,230,000      31,575,363
    Series E, FSA Insured, 6.00%, 6/01/11 .................................................     5,000,000       5,250,050
 District of Columbia Hospital Revenue, Medlantic Healthcare Group, Refunding, Series A,
    MBIA Insured, ETM, 5.875%, 8/15/19 ....................................................     8,850,000       9,761,904
 District of Columbia Revenue,
    Carnegie Endowment Revenue, 5.75%, 11/15/26 ...........................................     5,410,000       5,725,349
    Methodist Home Issue, 6.00%, 1/01/29 ..................................................     4,750,000       4,207,645
 District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
    6.50%, 5/15/33 ........................................................................    23,000,000      23,714,150
 Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
    6.25%, 3/15/28 ........................................................................    14,195,000      14,140,775
 Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
    6.60%, 3/15/28 ........................................................................     8,630,000       8,802,773
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ........................................................................       380,000         382,888
 Virgin Islands PFAR,
    Matching Fund Loan Notes, Series A, Pre-Refunded, 7.25%, 10/01/18 .....................    14,000,000      14,341,600
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ......................    15,000,000      15,447,900
    sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 .....................     7,000,000       7,051,030
    sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ......................    14,500,000      14,554,375
                                                                                                           --------------
                                                                                                              203,027,845
                                                                                                           --------------
 UTAH .1%
 Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ................................     2,000,000       2,050,880
 Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
    Series A, 7.45%, 7/01/17 ..............................................................     2,500,000       2,612,100
 Utah State HFA, SFM,
    Series C-2, 9.05%, 7/01/03 ............................................................        15,000          15,138
    Sub Series D, 8.45%, 7/01/04 ..........................................................        50,000          50,115
                                                                                                           --------------
                                                                                                                4,728,233
                                                                                                           --------------
 VERMONT .3%
 Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
    Series A, AMBAC Insured, 6.00%, 12/01/23 ..............................................    15,000,000      16,506,750
                                                                                                           --------------
 VIRGINIA .5%
 Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
    Westminster Canterbury Project, Series A,
    7.125%, 11/01/23 ......................................................................     5,000,000       5,477,150
    7.25%, 11/01/32 .......................................................................     9,000,000       9,896,310
 Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 .....     9,715,000      10,126,722
                                                                                                           --------------
                                                                                                               25,500,182
                                                                                                           --------------
 WEST VIRGINIA .2%
b West Virginia State Hospital Finance Authority Hospital Revenue,
    Logan General Hospital Project, Refunding and Improvement,
    7.25%, 7/01/20 ........................................................................    15,000,000       9,124,050
                                                                                                           --------------
 WISCONSIN .4%
 Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
    6.70%, 5/01/24 ........................................................................     4,100,000       4,372,527
 Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ...............     2,275,000       2,374,099
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .........................     9,510,000      10,059,107
    New Castle Place Project, Series A, 7.00%, 12/01/31 ...................................     2,500,000       2,510,500
                                                                                                           --------------
                                                                                                               19,316,233
                                                                                                           --------------
 WYOMING .2%
 Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ......    10,500,000      10,811,640
 Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 ...................................     1,000,000       1,044,380
                                                                                                           --------------
                                                                                                               11,856,020
                                                                                                           --------------
 TOTAL BONDS                                                                                                4,823,354,354
                                                                                                           --------------



98

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS 6.9%
 CALIFORNIA 6.0%
 Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, 1/15/22 ..............................................  $ 49,115,000  $   16,010,508
    Capital Appreciation, Refunding, 1/15/31 ..............................................     4,000,000         750,600
    Capital Appreciation, Refunding, 1/15/34 ..............................................     4,500,000         702,945
    Capital Appreciation, Refunding, 1/15/36 ..............................................     4,000,000         553,040
    Convertible Capital Appreciation, Refunding, 1/15/23 ..................................    35,000,000      23,763,250
 San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
    7/01/09 ...............................................................................     3,750,000       2,949,675
    7/01/10 ...............................................................................     4,500,000       3,344,490
    7/01/12 ...............................................................................     4,500,000       2,997,405
    7/01/13 ...............................................................................     4,250,000       2,673,293
    7/01/14 ...............................................................................     2,250,000       1,329,525
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    junior lien, ETM, 1/01/04 .............................................................     7,400,000       7,240,974
    junior lien, ETM, 1/01/05 .............................................................     8,000,000       7,661,600
    junior lien, ETM, 1/01/06 .............................................................     9,000,000       8,355,240
    junior lien, ETM, 1/01/07 .............................................................     9,400,000       8,406,890
    junior lien, ETM, 1/01/08 .............................................................    10,400,000       8,871,096
    junior lien, ETM, 1/01/09 .............................................................    21,900,000      17,773,164
    junior lien, ETM, 1/01/10 .............................................................    15,000,000      11,584,500
    junior lien, ETM, 1/01/12 .............................................................    30,100,000      20,921,908
    junior lien, ETM, 1/01/24 .............................................................    52,700,000      17,275,060
    junior lien, ETM, 1/01/25 .............................................................    45,200,000      14,000,248
    junior lien, ETM, 1/01/26 .............................................................   131,900,000      38,588,664
    junior lien, ETM, 1/01/27 .............................................................   139,100,000      38,515,399
    senior lien, Refunding, Series A, 1/15/16 .............................................    22,500,000      16,889,400
    senior lien, Refunding, Series A, 1/15/17 .............................................    20,000,000      14,999,400
    senior lien, Refunding, Series A, 1/15/23 .............................................    20,000,000      14,673,200
    senior lien, Refunding, Series A, 1/15/24 .............................................    20,000,000      14,584,600
                                                                                                           --------------
                                                                                                              315,416,074
                                                                                                           --------------
 KENTUCKY .4%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
    MBIA Insured, zero cpn. to 10/01/05,
    6.10% thereafter, 10/01/22 ............................................................    15,975,000      14,360,087
    6.15% thereafter, 10/01/27 ............................................................    10,000,000       8,946,300
                                                                                                           --------------
                                                                                                               23,306,387
                                                                                                           --------------
 NEW YORK
 MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
    7/15/21 ...............................................................................      428,010          172,394
    1/15/22 ...............................................................................      649,658          250,651
                                                                                                           --------------
                                                                                                                  423,045
                                                                                                           --------------
 TENNESSEE .3%
 Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
    Mortgage Mountain States Health, Series A, MBIA Insured,
    7/01/27 ...............................................................................    19,365,000       5,000,043
    7/01/28 ...............................................................................    19,400,000       4,743,106
    7/01/29 ...............................................................................    19,365,000       4,459,760
    7/01/30 ...............................................................................    19,370,000       4,223,435
                                                                                                           --------------
                                                                                                               18,426,344
                                                                                                           --------------
 TEXAS .2%
 Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, 8/15/32 .....    51,000,000       8,739,858
                                                                                                           --------------
 TOTAL ZERO COUPON BONDS                                                                                      366,311,708
                                                                                                           --------------
 TOTAL LONG TERM INVESTMENTS (COST $5,108,624,021)                                                          5,189,666,062
                                                                                                           --------------


                                                                                                                       99

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------
c SHORT TERM INVESTMENTS .3%
 ALABAMA
 West Jefferson IDB, PCR, Alabama Power Co. Project, Refunding, Daily VRDN and Put,
    1.95%, 6/01/28 ........................................................................  $  2,100,000  $    2,100,000
                                                                                                           --------------
 GEORGIA
 Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put,
    1.85%, 11/01/41 .......................................................................       300,000         300,000
                                                                                                           --------------
 INDIANA
 Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 1.85%, 4/01/22 ....     1,200,000       1,200,000
                                                                                                           --------------
 LOUISIANA
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
    First Stage, ACES, Refunding, Daily VRDN and Put,
    1.85%, 9/01/06 ........................................................................       200,000         200,000
                                                                                                           --------------
 MICHIGAN .1%
 Northern Michigan University Revenue, FGIC Insured, Daily VRDN and Put, 1.85%, 6/01/31 ...     4,300,000       4,300,000
                                                                                                           --------------
 MISSOURI .1%
 Independence IDA, Industrial Revenue, Development Groves and Graceland, Series A, Daily
    VRDN and Put, 1.80%, 11/01/27 .........................................................     1,275,000       1,275,000
 Kansas City IDAR, Ewing Marion Kauffmam, Series A, Daily VRDN and Put, 1.80%, 4/01/27 ....     2,370,000       2,370,000
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Saint Louis University, Series B, Daily VRDN and Put,
    1.85%, 10/01/24 .......................................................................     1,110,000       1,110,000
                                                                                                           --------------
                                                                                                                4,755,000
                                                                                                           --------------
 OREGON .1%
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 1.72%, 12/01/09 ...............     3,950,000       3,950,000
                                                                                                           --------------
 TENNESSEE
 Metropolitan Nashville Airport Authority Special Facilities Revenue, American Airlines
    Project, Refunding, Series B, Daily VRDN and Put,
    1.90%, 10/01/12 .......................................................................       100,000         100,000
                                                                                                           --------------
 U.S. TERRITORIES
 Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put,
    1.07%, 12/01/15 .......................................................................     1,300,000       1,300,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put,
    1.25%, 7/01/28 ........................................................................       100,000         100,000
                                                                                                           --------------
                                                                                                                1,400,000
                                                                                                           --------------
 TOTAL SHORT TERM INVESTMENTS (COST $18,305,000) ..........................................                    18,305,000
                                                                                                           --------------
 TOTAL INVESTMENTS (COST $5,126,929,021) 98.5% ............................................                 5,207,971,062
 OTHER ASSETS, LESS LIABILITIES 1.5% ......................................................                    77,084,045
                                                                                                           --------------
 NET ASSETS 100.0% ........................................................................                $5,285,055,107
                                                                                                           --------------

See glossary of terms on page 119.

a See Note 6 regarding defaulted securities.
b The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.
c Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND
                                                            SIX MONTHS ENDED
                                                             AUGUST 31, 2002           YEAR ENDED FEBRUARY 28,
CLASS A                                                        (UNAUDITED)    2002     2001      2000D     1999      1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................       $11.85    $11.70   $10.99    $11.96    $11.92    $11.61
                                                            ---------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................          .28       .57      .59       .60       .61       .63
 Net realized and unrealized gains (losses) ..............          .14       .15      .71      (.96)      .05       .32
                                                            ---------------------------------------------------------------
Total from investment operations .........................          .42       .72     1.30      (.36)      .66       .95
                                                            ---------------------------------------------------------------
Less distributions from net investment income ............         (.28)     (.57)    (.59)     (.61)(e)  (.62)     (.64)
                                                            ---------------------------------------------------------------
Net asset value, end of period ...........................       $11.99    $11.85   $11.70    $10.99    $11.96    $11.92
                                                            ---------------------------------------------------------------
Total return(b) ..........................................        3.65%     6.35%   12.16%   (3.08)%     5.63%     8.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................     $770,222  $731,972 $654,709  $617,407  $681,818  $636,929
Ratios to average net assets:
 Expenses ................................................         .65%(c)   .65%     .67%      .65%      .65%      .66%
 Net investment income ...................................         .72%(c)  4.86%    5.24%     5.23%     5.06%     5.34%
Portfolio turnover rate ..................................       13.16%     6.11%   20.19%    21.21%     5.43%    12.77%


CLASS B
-----------------------------------------------------------------------------------------------------
Per share operating performance
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
Net asset value, beginning of period .....................       $11.90    $11.74   $11.00    $10.89
                                                            -----------------------------------------
Income from investment operations:
 Net investment income(a) ................................          .25       .51      .54       .06
 Net realized and unrealized gains .......................          .14       .16      .73       .10
                                                            -----------------------------------------
Total from investment operations .........................          .39       .67     1.27       .16
                                                            -----------------------------------------
Less distributions from net investment income ............         (.25)     (.51)    (.53)     (.05)
                                                            -----------------------------------------
Net asset value, end of period ...........................       $12.04    $11.90   $11.74    $11.00

Total return(b) ..........................................        3.34%     5.82%   11.81%     1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................      $54,478   $36,461   $9,798      $226
Ratios to average net assets:
 Expenses ................................................        1.20%(c)  1.20%    1.21%     1.20%(c)
 Net investment income ...................................        4.16%(c)  4.31%    4.64%     4.66%(c)
Portfolio turnover rate ..................................       13.16%     6.11%   20.19%    21.21%


a Based on average shares outstanding effective year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
e The fund made a capital gain distribution of $.003.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                          SIX MONTHS ENDED            YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 -------------------------------------------
CLASS C                                                      (UNAUDITED)  2002     2001      2000     1999      1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................    $11.93    $11.77   $11.05    $12.03    $11.98    $11.66
                                                           -----------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................       .25       .51      .53       .54       .54       .56
 Net realized and unrealized gains (losses) ..............       .14       .16      .72      (.98)      .06       .33
                                                           -----------------------------------------------------------
Total from investment operations .........................       .39       .67     1.25      (.44)      .60       .89
                                                           -----------------------------------------------------------
Less distributions from net investment income ............      (.25)     (.51)    (.53)     (.54)(d)  (.55)     (.57)
                                                           -----------------------------------------------------------
Net asset value, end of period ...........................    $12.07    $11.93   $11.77    $11.05    $12.03    $11.98
                                                           -----------------------------------------------------------

Total return(b) ..........................................     3.34%     5.81%   11.59%   (3.69)%     5.09%     7.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........................   $87,895   $74,104  $53,381   $46,403   $48,715   $28,139
Ratios to average net assets:
 Expenses ................................................     1.17%(c)  1.20%    1.21%     1.20%     1.21%     1.21%
 Net investment income ...................................     4.20%(c)  4.31%    4.69%     4.67%     4.50%     4.77%

PORTFOLIO TURNOVER RATE ..................................    13.16%     6.11%   20.19%    21.21%     5.43%    12.77%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.003.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                  PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 BONDS 98.3%
 Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ............................    $ 4,100,000  $  4,355,061
 Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .....................      1,000,000     1,101,760
 Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
    MBIA Insured, ETM, 7.40%, 7/01/16 .....................................................      9,500,000    12,365,295
 Atlantic County Utilities Authority, Solid Waste Revenue,
    7.00%, 3/01/08 ........................................................................      2,000,000     2,004,440
    7.125%, 3/01/16 .......................................................................      6,600,000     6,616,170
 Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .....................      1,975,000     1,974,921
 Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
    7/15/26 ...............................................................................      1,230,000     1,243,087
    7/15/27 ...............................................................................      1,300,000     1,312,896
    7/15/28 ...............................................................................      1,365,000     1,377,572
    7/15/29 ...............................................................................      1,440,000     1,452,226
 Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B,
    AMBAC Insured, 5.00%, 11/15/28 ........................................................     11,600,000    11,665,424
 Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding,
    Series A, MBIA Insured, 6.80%, 3/01/21 ................................................      5,400,000     6,915,942
 Carteret Board of Education COP, MBIA Insured,
    5.75%, 1/15/30 ........................................................................      1,155,000     1,245,333
    Pre-Refunded, 6.25%, 4/15/19 ..........................................................      2,750,000     3,070,595
 Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11      1,725,000     1,787,307
 Delaware River and Bay Development Authority Revenue,
    FGIC Insured, 5.25%, 1/01/26 ..........................................................      9,000,000     9,170,640
    Series A, AMBAC Insured, 5.75%, 1/01/29 ...............................................      4,000,000     4,408,600
 Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
    FSA Insured, 5.75%,
    1/01/22 ...............................................................................      8,500,000     9,233,210
    1/01/26 ...............................................................................     10,000,000    10,804,100
 East Orange GO, Water Utility, AMBAC Insured, 5.70%,
    6/15/23 ...............................................................................      1,200,000     1,273,560
    6/15/24 ...............................................................................      1,385,000     1,468,460
    6/15/25 ...............................................................................      1,465,000     1,550,219
 Egg Harbor Township School District, Refunding, FGIC Insured, 5.125%, 7/15/24 ............      4,870,000     4,989,023
 Freehold Township Board Education GO, MBIA Insured, 5.00%, 2/15/30 .......................      1,500,000     1,512,285
 Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
    Waste Management Inc., Refunding,
    Project Series A, 6.85%, 12/01/29 .....................................................      1,375,000     1,529,536
    Project Series B, 7.00%, 12/01/29 .....................................................      1,250,000     1,389,725
 Hammonton School District GO, FGIC Insured, 5.00%,
    8/01/26 ...............................................................................      1,155,000     1,168,444
    8/01/27 ...............................................................................      1,215,000     1,228,195
 Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured,
    6.15%, 6/01/19 ........................................................................      2,500,000     2,696,125
 Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ...............      7,120,000     7,222,670
 Hoboken New Jersey Parking Authority Parking Revenue, AMBAC Insured, 5.30%, 5/01/27 ......      3,600,000     3,724,236
 Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
   Series A, 6.125%, 1/01/29 ..............................................................      6,510,000     6,282,866
 Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 ........................      3,000,000     3,036,390
 Jersey City GO,
    FSA Insured, 5.00%, 3/01/21 ...........................................................      1,500,000     1,530,975
    Series A, FSA Insured, 5.625%, 3/01/20 ................................................      1,000,000     1,085,980
 Lafayette Yard Community Development Revenue,
    Hotel/Conference Center Project-Trenton Guaranteed, MBIA Insured,
    6.00%, 4/01/29 ........................................................................      1,750,000     2,065,018
    5.80%, 4/01/35 ........................................................................      2,520,000     2,940,235
 Middlesex County COP, MBIA Insured,
    5.00%, 8/01/31 ........................................................................      3,250,000     3,266,088
    Pre-Refunded, 6.125%, 2/15/19 .........................................................      1,300,000     1,398,306
 Middlesex County Improvement Authority Revenue,
    Administration Building Residential Project, FNMA Insured,
    5.25%, 7/01/21 ........................................................................        750,000       769,110
    5.35%, 7/01/34 ........................................................................      1,575,000     1,599,224
 Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
    8/01/24 ...............................................................................      4,295,000     4,923,230
    8/01/25 ...............................................................................      4,300,000     4,928,961
 Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding,
    FGIC Insured, 5.00%, 2/01/26 ..........................................................      1,000,000     1,008,830


                                                                                                                     103

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey EDA,
    EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ...........    $ 2,980,000  $  3,047,437
    Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ........      6,370,000     6,564,667
    Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ........      1,930,000     1,978,366
    Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ........      2,720,000     2,806,333
    Lease Revenue, International Center for Public Health Project, University of Medicine and
     Dentistry, AMBAC Insured, 6.00%, 6/01/32 .............................................      5,000,000     5,488,600
    Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC
    Insured, 6.25%, 8/01/24 ...............................................................      8,200,000     9,023,608
    PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ...................................        550,000       567,463
    School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 .................      1,640,000     1,725,608
    State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured,
     5.75%, 3/15/20 .......................................................................      4,605,000     4,969,900
    Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ........................      7,440,000     7,605,614
    Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA Insured,
     5.80%, 3/01/24 .......................................................................      1,000,000     1,049,230
 New Jersey EDA Revenue,
    Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ...      2,500,000     2,684,925
    Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ..................      5,110,000     5,388,751
    School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 ...............     18,000,000    18,396,540
    Transportation Project, sub. leased, Series A, FSA Insured, 5.25%, 5/01/17 ............      5,000,000     5,286,950
    Transportation Project, sub. leased, Series A, FSA Insured, 5.00%, 5/01/18 ............      2,000,000     2,070,800
 New Jersey Health Care Facilities Financing Authority Revenue,
    Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ...............................      5,000,000     5,216,850
    Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ......................      7,500,000     7,542,525
    Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .....................................      5,725,000     5,859,652
    Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ....................      5,000,000     5,157,450
    East Orange General Hospital, Series B, 7.75%, 7/01/20 ................................      4,970,000     4,701,670
    FHA Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 .........................      7,000,000     7,039,690
    Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ..................................      4,250,000     4,750,905
    Hackensack University Medical Center, 6.00%, 1/01/34 ..................................     10,000,000    10,472,100
    Holy Name Hospital, 6.00%, 7/01/25 ....................................................      3,000,000     3,036,480
    Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .....................................      3,000,000     3,114,660
    Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ................        975,000     1,014,078
    JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ..................      7,855,000     7,904,958
    Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ...........      7,000,000     7,040,040
    Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ................      6,500,000     6,723,730
    Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 .................     20,000,000    20,422,800
    Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 ..........      4,900,000     5,407,346
    Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 ..........      8,250,000     9,104,205
    Pascack Valley Hospital Association, 5.125%, 7/01/28 ..................................      6,000,000     4,514,700
    Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ...............................      5,000,000     5,289,650
    South Jersey Hospital, 5.875%, 7/01/21 ................................................     10,000,000    10,144,300
    South Jersey Hospital, 6.00%, 7/01/32 .................................................     15,000,000    15,277,050
    Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ...........................      2,000,000     2,011,340
    St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%, 7/01/16      1,000,000     1,077,100
    St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%, 7/01/26      1,000,000     1,084,390
    St. Peters University Hospital, Series A, 6.875%, 7/01/30 .............................      1,500,000     1,606,905
 New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 ...................      5,000,000     5,275,750
 New Jersey State Educational Facilities Authority Revenue,
    Bloomfield College, Series A, 6.85%, 7/01/30 ..........................................      1,380,000     1,478,863
    Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ............      8,000,000     8,222,640
    FGIC Insured, 5.50%, 7/01/30 ..........................................................      6,615,000     6,948,727
    Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ....................      5,000,000     5,031,550
    New Jersey Institute of Technology, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 .      1,455,000     1,569,916
    New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ............      4,000,000     4,357,360
    New Jersey Institute of Technology, Series G, MBIA Insured, 4.75%, 7/01/31 ............      2,000,000     1,950,800
    Ramapo College, Series D, 5.00%, 7/01/25 ..............................................      1,000,000     1,009,880
    Ramapo College, Series D, 5.00%, 7/01/31 ..............................................      1,500,000     1,509,465
    Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ................................      9,810,000    11,200,960
    Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ..............................      2,000,000     2,013,760



104

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 New Jersey State Educational Facilities Authority Revenue, (cont.)
    Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ................    $ 1,870,000  $  1,887,129
    Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .............................      1,100,000     1,127,104
    Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .............................      1,575,000     1,545,768
    University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ............      2,700,000     2,736,450
 New Jersey State Highway Authority Garden State Parkway General Revenue, 6.20%, 1/01/10 ..      5,000,000     5,829,950
 New Jersey State Housing and Mortgage Finance Agency MFHR,
    Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ...................................      5,000,000     5,288,500
    Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ...................................     12,070,000    12,607,719
    Series B, FSA Insured, 6.25%, 11/01/26 ................................................      2,000,000     2,133,980
    Series D, FSA Insured, 5.50%, 5/01/22 .................................................      1,000,000     1,013,750
    Series A1, FSA Insured, 6.35%, 11/01/31 ...............................................      2,000,000     2,133,500
    Series E1, FSA Insured, 5.70%, 5/01/20 ................................................      6,000,000     6,347,460
    Series E1, FSA Insured, 5.75%, 5/01/25 ................................................      2,830,000     2,972,717
 New Jersey State Housing and Mortgage Finance Agency Revenue,
    Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ...................................      4,815,000     4,980,588
    Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ...................................      3,960,000     4,116,578
    Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ....................................     12,000,000    12,420,240
    Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 .................................      5,000,000     5,183,300
    Section 8, Refunding, Series 1, 6.70%, 11/01/28 .......................................        165,000       168,854
    SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 .............................      6,325,000     6,635,684
 New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
    Series A, AMBAC Insured, Pre-Refunded,
    6.125%, 9/15/15 .......................................................................      2,000,000     2,369,700
 New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
    Refunding, Series B, MBIA Insured, 5.00%, 12/15/21 ....................................     10,000,000    10,230,300
 New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
    5.60%, 1/01/22 ........................................................................      7,500,000     7,975,650
    5.50%, 1/01/25 ........................................................................     16,300,000    17,088,594
 Newark Board of Education GO, MBIA Insured, 5.875%, 12/15/14 .............................      1,000,000     1,115,710
 North Brunswick Township Board of Education GO,
    4.75%, 7/15/22 ........................................................................      2,409,000     2,408,855
    Refunding, FGIC Insured, 5.00%, 2/01/15 ...............................................      2,000,000     2,091,340
 North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
    8/01/22 ...............................................................................      1,000,000     1,016,490
    8/01/31 ...............................................................................      1,000,000     1,006,380
 North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 .....................      1,020,000     1,022,540
 Ocean County Board of Education GO, Cape May, FGIC Insured, 5.00%,
    4/01/21 ...............................................................................      2,155,000     2,204,694
    4/01/22 ...............................................................................      2,142,000     2,179,271
 Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
    5.75%, 12/01/22 .......................................................................      8,925,000     9,700,583
 Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D, AMBAC
    Insured, 5.80%, 12/01/18 ..............................................................      7,400,000     7,618,966
 Port Authority of New York and New Jersey Revenue,
    120th Series, MBIA Insured, 5.50%, 10/15/35 ...........................................      5,000,000     5,156,850
    121st Series, MBIA Insured, 5.375%, 10/15/35 ..........................................      3,000,000     3,100,740
    Consolidated 72nd Series, 7.35%, 10/01/27 .............................................      7,000,000     7,101,360
    Consolidated 84th Series, 6.00%, 1/15/28 ..............................................      1,125,000     1,151,606
    Consolidated 94th Series, 6.00%, 12/01/16 .............................................      2,000,000     2,185,960
    Consolidated 94th Series, 6.00%, 6/01/17 ..............................................      5,000,000     5,464,900
    Consolidated 109th Series, FSA Insured, 5.375%, 7/15/27 ...............................      2,500,000     2,557,225
    Construction 125th Service, Refunding, FSA Insured, 5.00%, 4/15/32 ....................     20,750,000    20,919,113
    Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 .............................      5,000,000     4,922,950
 Port Authority of New York and New Jersey Special Obligation Revenue,
    4th Installment, Special Project, 6.75%, 10/01/11 .....................................      2,500,000     2,686,750
    John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .............      8,000,000     8,545,600
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ..........................................................      3,000,000     3,312,540
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ...........................     22,005,000    22,449,501
    Public Improvement, Series A, 5.00%, 7/01/27 ..........................................     11,555,000    11,571,986
    Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ............................      3,000,000     3,034,620


                                                                                                                      105

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series B, 6.00%, 7/01/39 ..............................................................    $10,000,000  $ 11,886,900
    Series D, 5.375%, 7/01/36 .............................................................      5,000,000     5,135,950
    Series D, 5.25%, 7/01/38 ..............................................................      5,000,000     5,068,600
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
    Series A, 5.50%, 10/01/32 .............................................................      1,000,000     1,070,630
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ........................................................................         15,000        15,117
    7.75%, 7/01/08 ........................................................................        625,000       629,750
    7.50%, 7/01/09 ........................................................................         75,000        75,555
    AMBAC Insured, 5.00%, 7/01/28 .........................................................     20,000,000    20,230,800
 Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
    Refunding, 7.875%, 10/01/04 ...........................................................        605,000       609,211
 Puerto Rico Electric Power Authority Power Revenue,
    Series T, 6.00%, 7/01/16 ..............................................................      5,000,000     5,500,150
    Series X, 6.00%, 7/01/15 ..............................................................      2,000,000     2,266,920
    Series X, Pre-Refunded, 6.125%, 7/01/21 ...............................................      5,000,000     5,684,400
    Series II, 5.25%, 7/01/31 .............................................................     18,000,000    18,325,980
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................................      3,635,000     3,636,636
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ................        125,000       148,604
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .............      1,000,000     1,009,600
 Puerto Rico PBA Revenue,
    Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 ........................      1,000,000     1,012,030
    Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ..........................     25,000,000    25,718,750
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA
    Insured, 5.00%, 8/01/29 ...............................................................      5,000,000     5,064,300
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co.,
    Refunding, Series D, MBIA Insured, 6.55%, 10/01/29 ....................................      5,000,000     5,543,450
 South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured,
    5.50%, 8/01/24 ........................................................................      1,720,000     1,775,780
 South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured,
    5.00%, 11/01/29 .......................................................................     12,000,000    12,086,880
 Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 6.00%, 6/01/37 ......     25,000,000    24,461,750
 Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin, Series A,
    AMBAC Insured, 5.35%, 6/01/23 .........................................................      2,705,000     2,738,948
 University of Medicine and Dentistry, Series A, AMBAC Insured, 5.00%,
    12/01/24 ..............................................................................      2,500,000     2,529,800
    12/01/31 ..............................................................................     24,395,000    24,568,205
 University of Medicine and Dentistry COP, Series A, MBIA Insured, 5.00%, 9/01/22 .........      1,700,000     1,743,384
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ..............................................................................      2,500,000     2,632,825
    10/01/18 ..............................................................................      3,045,000     3,157,665
    10/01/22 ..............................................................................      2,000,000     2,025,900
 Washington Township Board of Education GO, Mercer County, FGIC Insured, 5.00%, 1/01/28 ...      4,497,000     4,540,081
 West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 ................      2,000,000     2,127,020
 Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .....................................      1,220,000     1,234,733
                                                                                                            ------------
 TOTAL BONDS ..............................................................................                  897,007,656
                                                                                                            ------------
 ZERO COUPON BONDS .1%
 Middlesex County COP, MBIA Insured, 6/15/24 ..............................................      1,000,000       333,960
                                                                                                            ------------
 TOTAL LONG TERM INVESTMENTS (COST $847,803,458) ..........................................                  897,341,616
                                                                                                            ------------
a SHORT TERM INVESTMENTS .4%
 New Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
  MBIA Insured, Weekly VRDN and Put, 1.20%, 3/01/21 (COST $4,000,000) .....................      4,000,000     4,000,000
                                                                                                            ------------
 TOTAL INVESTMENTS (COST $851,803,458) 98.8% ..............................................                  901,341,616
 OTHER ASSETS, LESS LIABILITIES 1.2% ......................................................                   11,253,258
                                                                                                            ------------
 NET ASSETS 100.0% ........................................................................                 $912,594,874
                                                                                                            ------------

See glossary of terms on page 119.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND
                                                          SIX MONTHS ENDED            YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 --------------------------------------------
CLASS A                                                      (UNAUDITED)  2002     2001      2000     1999      1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $11.52    $11.42   $10.81    $11.83    $11.86    $11.55
                                                          -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................          .27       .55      .58       .58       .59       .62
 Net realized and unrealized gains (losses) ............          .13       .11      .61     (1.02)     (.01)      .31
                                                          -------------------------------------------------------------
Total from investment operations .......................          .40       .66     1.19      (.44)      .58       .93
                                                          -------------------------------------------------------------
Less distributions from net investment income ..........         (.27)     (.56)    (.58)     (.58)     (.61)     (.62)
                                                          -------------------------------------------------------------
Net asset value, end of period .........................       $11.65    $11.52   $11.42    $10.81    $11.83    $11.86
                                                          -------------------------------------------------------------

Total return(b).........................................        3.55%     5.95%   11.25%   (3.76)%     5.12%     8.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................     $543,051  $513,733 $457,613  $432,675  $483,664  $427,022
Ratios to average net assets:
 Expenses ..............................................         .66%(c)   .67%     .67%      .66%      .67%      .67%
 Net investment income .................................        4.70%(c)  4.79%    5.20%     5.16%     5.00%     5.33%
Portfolio turnover rate ................................        4.91%    19.36%   16.22%    24.58%    10.65%    12.18%


CLASS C
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $11.61    $11.50   $10.88    $11.90    $11.92    $11.61
                                                          -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................          .24       .49      .52       .52       .53       .56
 Net realized and unrealized gains (losses) ............          .13       .12      .62     (1.02)                .31
                                                          -------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS .......................          .37       .61     1.14      (.50)      .53       .87
                                                          -------------------------------------------------------------
Less distributions from net investment income ..........         (.24)     (.50)    (.52)     (.52)     (.55)     (.56)
                                                          -------------------------------------------------------------
Net asset value, end of period .........................       $11.74    $11.61   $11.50    $10.88    $11.90    $11.92
                                                          -------------------------------------------------------------

Total return(b).........................................        3.24%     5.50%   10.58%   (4.36)%     4.59%     7.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $66,797   $56,449  $38,733   $34,071   $32,962   $15,946
Ratios to average net assets:
 Expenses ..............................................        1.20%(c)  1.22%    1.22%     1.21%     1.23%     1.22%
 Net investment income .................................        4.16%(c)  4.24%    4.65%     4.62%     4.44%     4.74%
Portfolio turnover rate ................................        4.91%    19.36%   16.22%    24.58%    10.65%    12.18%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                  PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.1%
 BONDS 95.6%
 Bay Area Health District Hospital Facility Authority, Health Facilities Revenue, Evergreen
    Court Project, 7.25%, 10/01/14 ........................................................    $ 2,000,000   $  2,012,540
 Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ......................................      1,550,000      1,637,668
 Benton County Hospital Facilities Authority Revenue,
    Samaritan Health Services Project, Refunding,
    5.20%, 10/01/17 .......................................................................      4,000,000      4,103,200
    5.125%, 10/01/28 ......................................................................      4,500,000      4,496,625
 Clackamas County School District No. 86 GO, 5.25%, 6/15/20 ...............................      3,000,000      3,125,700
 Clackamas County Hospital Facilities Authority Revenue,
    Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .....................................      2,250,000      2,270,813
    Jennings Lodge Project, 7.50%, 10/20/31 ...............................................      2,990,000      3,011,379
    Kaiser Permanente, Series A, 5.375%, 4/01/14 ..........................................      2,500,000      2,644,775
    Sisters of Providence Project, 8.125%, 10/01/07 .......................................         90,000         90,496
    Willamette Falls Hospital Project, 6.00%, 4/01/19 .....................................      1,000,000      1,024,150
    Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..............................        500,000        516,590
    Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..............................      1,500,000      1,537,095
 Clackamas County School District No. 007J Lake Oswego GO, MBIA Insured, 5.00%, 6/01/26 ...      5,000,000      5,052,550
 Clackamas County School District No. 108 GO, FSA Insured, 5.00%, 6/15/25 .................      5,000,000      5,038,500
 Clatsop County School District No. 001 Astoria GO, Refunding, FSA Insured, 4.65%, 6/15/19       2,265,000      2,284,343
 Coos County School District No. 13 GO, North Bend, FSA Insured, 5.00%, 6/15/22 ...........      2,520,000      2,570,627
 Curry County School District No. 17-C Brookings Harbor GO, 5.375%, 12/15/20 ..............      2,750,000      2,895,145
 Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured,
    5.125%, 6/15/21 .......................................................................      3,500,000      3,610,810
 Deschutes County Hospital Facilities Authority Revenue, St. Charles Medical Center,
    6.00%, 1/01/13 ........................................................................      3,000,000      3,122,970
 Douglas County Hospital Facility Authority Revenue, Catholic Health Facilities, Series B,
    MBIA Insured, 6.00%, 11/15/15 .........................................................      1,950,000      2,129,498
 Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 .........................        500,000        534,950
 Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .........................        660,000        663,161
 Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 .................................      1,190,000      1,243,657
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 .......................................................................        750,000        784,373
    6.70%, 10/01/23 .......................................................................      1,900,000      1,976,171
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/12 ....................        825,000        844,503
 Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
    Asset Guaranteed, 5.375%,
    10/01/23 ..............................................................................      2,000,000      2,075,680
    10/01/26 ..............................................................................      2,000,000      2,070,440
 Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%, 6/15/20   2,000,000      2,057,100
 Jackson County School District No. 9 Eagle Point GO, 5.00%,
    6/15/20 ...............................................................................      1,680,000      1,723,075
    6/15/21 ...............................................................................      1,500,000      1,528,710
 Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical Center Project,
    Refunding, 6.25%, 9/01/31 .............................................................      5,250,000      5,461,628
 Lane and Douglas Counties School District No. 045J3 GO, South Lane District, Refunding,
    FSA Insured, 4.75%, 6/15/25 ...........................................................      3,510,000      3,471,215
 Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 .....................     11,575,000     11,910,791
 Lane County School District No. 052 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 ....      2,000,000      2,062,280
 Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ...................................      2,425,000      2,467,292
 Linn County Community School District No. 9 GO, MBIA Insured, 5.375%, 6/15/30 ............      5,000,000      5,651,400
 Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 ...........      1,000,000      1,004,160
 Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured,
    7.50%, 10/20/25 .......................................................................      1,200,000      1,323,048
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A,
    MBIA Insured, 5.00%,
    8/15/18 ...............................................................................      8,000,000      8,231,280
    8/15/24 ...............................................................................      5,300,000      5,343,142
 Multnomah County COP, Series A, 4.75%, 8/01/16 ...........................................      1,000,000      1,032,640
 Multnomah County Educational Facilities Reveune, University of Portland Project,
    6.00%, 4/01/25                                                                               2,000,000      2,090,100
 Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 .................      3,490,000      3,584,579
 Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
    5.00%, 6/15/21 ........................................................................      5,000,000      5,113,750
 Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
    Project, 5.20%, 10/01/24 ..............................................................      5,000,000      5,033,600
 Oak Lodge Water District GO, AMBAC Insured,
    7.40%, 12/01/08 .......................................................................        215,000        239,884
    7.50%, 12/01/09 .......................................................................        215,000        240,353

 Ontario Catholic Health Revenue, Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ..........      1,500,000      1,534,965
 Oregon Board Higher Education GO, Refunding, 5.00%, 8/01/31 ..............................      2,000,000      2,012,760



108

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ................................    $ 4,000,000   $  4,600,240
 Oregon State Department of Administrative Services COP,
    Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ....................................     10,000,000     10,088,000
    Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ....................................      7,500,000      7,556,700
    Series A, AMBAC Insured, 6.00%, 5/01/26 ...............................................      2,000,000      2,355,860
 Oregon State Department of General Services COP,
    Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .....................................      1,000,000      1,019,030
    Series G, AMBAC Insured, 6.25%, 9/01/15 ...............................................        750,000        757,500
 Oregon State Department of Transportation Revenue,
    Regional Light Rail Federal Westside Project, MBIA Insured,
    6.10%, 6/01/07 ........................................................................      2,000,000      2,175,840
    6.20%, 6/01/08 ........................................................................      2,500,000      2,724,050
    6.25%, 6/01/09 ........................................................................      1,750,000      1,908,323
 Oregon State Department of Transportation Usertax Revenue,
    Series A, 5.125%, 11/15/23 ............................................................      5,000,000      5,105,150
    Series A, 5.125%, 11/15/26 ............................................................     13,200,000     13,392,720
 Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ............     14,000,000     12,908,000
 Oregon State GO,
    Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ....................      6,000,000      6,038,640
    Board of Higher Education, Series A, 5.65%, 8/01/27 ...................................      4,440,000      4,648,103
    Board of Higher Education, Series C, 5.65%, 8/01/27 ...................................      1,460,000      1,528,430
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ......................        910,000        965,838
    Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ......................        455,000        477,927
    Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .....................      1,950,000      1,983,053
    Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ......................      1,410,000      1,471,871
    Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ......................      2,015,000      2,197,902
    Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .....................      2,155,000      2,205,966
    Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ......................      5,955,000      6,096,372
    State Board of Higher Education, Series A, 5.60%, 8/01/25 .............................      8,000,000      8,424,880
    State Board of Higher Education, Series A, 5.50%, 8/01/29 .............................      2,000,000      2,087,380
    Veteran's Welfare, Series 75, 5.85%, 10/01/15 .........................................        615,000        648,370
    Veteran's Welfare, Series 75, 5.875%, 10/01/18 ........................................        350,000        366,265
    Veteran's Welfare, Series 75, 6.00%, 4/01/27 ..........................................      1,830,000      1,906,860
    Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 .......................................      2,280,000      2,511,511
    Veteran's Welfare, Series 77, 5.30%, 10/01/29 .........................................      3,725,000      3,790,337
    Veteran's Welfare, Series 80-A, 5.70%, 10/01/32 .......................................      5,815,000      6,169,599
 Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
    Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 .............     10,500,000     11,476,710
    Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ...........................................      5,500,000      5,521,395
    Reed College Project, Series A, 5.75%, 7/01/32 ........................................     10,735,000     11,484,625
 Oregon State Housing and Community Services Department HFR, Multi-Unit,
    Series A, FHA Insured, 6.80%, 7/01/13 .................................................      6,710,000      6,830,445
    Series C, FHA Insured, 6.85%, 7/01/22 .................................................        180,000        182,502
 Oregon State Housing and Community Services Department MFHR, Series B, 6.00%, 7/01/31 ....      5,000,000      5,200,650
 Oregon State Housing and Community Services Department MFR, Housing, Series A, 6.15%, 7/01/21     910,000        961,643
 Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
    Series A, 6.35%, 7/01/14 ..............................................................      2,020,000      2,111,971
    Series A, 6.40%, 7/01/18 ..............................................................        810,000        843,526
    Series A, 6.45%, 7/01/26 ..............................................................      2,030,000      2,116,620
    Series B, 6.875%, 7/01/28 .............................................................      6,440,000      6,585,930
    Series C, 6.20%, 7/01/15 ..............................................................      1,470,000      1,539,355
    Series C, 6.40%, 7/01/26 ..............................................................        665,000        693,123
    Series D, 6.80%, 7/01/27 ..............................................................      1,750,000      1,769,303
    Series H, FHA Insured, 5.75%, 7/01/30 .................................................      4,815,000      4,971,199
 Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, 5.80%, 6/15/20 ..      1,985,000      2,186,815
 Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .........................        945,000        947,627
 Port of Portland Airport Revenue, Portland International Airport, Refunding, Series D, FGIC
    Insured, 5.00%, 7/01/23 ...............................................................      3,000,000      3,011,340


                                                                                                                      109

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Port of Portland International Airport Revenue, Portland International Airport,
    Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .................................    $ 2,800,000   $  3,411,156
    Series 12C, FGIC Insured, 5.00%, 7/01/18 ..............................................      1,500,000      1,540,605
    Series A, AMBAC Insured, 5.50%, 7/01/24 ...............................................     22,000,000     23,036,640
 Port of Portland International Airport Special Obligation Revenue, Delta Airlines Inc.
    Project, 6.20%, 9/01/22 ...............................................................      4,000,000      3,113,080
 Port St. Helens PCR,
 Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ..................................      7,750,000      6,990,423
    Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 .......................      3,600,000      3,057,588
 Portland Community College District GO, Series B, 5.00%,
    6/01/20 ...............................................................................      7,185,000      7,373,750
    6/01/21 ...............................................................................      6,290,000      6,409,950
 Portland GO, Central City Streetcar Project, Series A, 4.75%, 4/01/21 ....................      3,600,000      3,560,472
 Portland Housing Authority MFR,
    Berry Ridge Project, 6.30%, 5/01/29 ...................................................      1,500,000      1,557,915
    Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..............      2,000,000      2,088,520
 Portland Housing Authority Revenue, 7.10%, 7/01/15 .......................................      1,000,000      1,037,990
 Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ........        635,000        637,718
 Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ...................      1,000,000      1,041,220
 Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37      3,175,000      3,249,359
 Portland Revenue, Limited Tax, Series A,
    5.00%, 4/01/18 ........................................................................      1,000,000      1,026,850
    5.00%, 6/01/24 ........................................................................     10,000,000     10,060,600
    MBIA Insured, 5.125%, 6/01/30 .........................................................      6,315,000      6,403,978
 Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 ....................      9,100,000      9,911,073
 Portland Urban Renewal and Redevelopment Tax Allocation,
    Convention Center, Series A, AMBAC Insured, 5.50%, 6/15/20 ............................      3,000,000      3,222,090
    Downtown Waterfront, Refunding, Series L, 6.40%, 6/01/08 ..............................      3,045,000      3,072,466
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ..........................................................         55,000         63,783
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 ..........................................................      1,000,000      1,104,180
    Public Improvement, Series A, 5.00%, 7/01/27 ..........................................     10,000,000     10,014,700
    Public Improvement, Series A, 5.125%, 7/01/31 .........................................     15,000,000     15,099,450
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%,
    7/01/26 ...............................................................................     13,000,000     13,748,800
    7/01/36 ...............................................................................      4,275,000      4,416,374
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 .............................................................     10,000,000     10,271,900
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ........................................................................        140,000        141,064
 Puerto Rico Electric Power Authority Power Revenue, Series II,
    5.25%, 7/01/31 ........................................................................     12,000,000     12,217,320
    FSA Insured, 5.125%, 7/01/26 ..........................................................      9,150,000      9,413,703
 Puerto Rico Electric Power Authority Revenue, Series X, 6.00%, 7/01/15 ...................      2,500,000      2,833,650
 Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded,
    7.75%, 12/01/26 .......................................................................        395,000        469,588
 Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M,
    5.75%, 7/01/15 ........................................................................      2,500,000      2,595,450
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%, 8/01/29  5,000,000      5,208,350
 Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14 ...      1,000,000      1,059,480
 Salem-Keizer School District No. 24J GO, 5.00%, 6/01/19 ..................................      9,500,000      9,767,235
 Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light
    Rail, Series 1, 5.65%, 6/01/29 ........................................................     14,080,000     14,714,304
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 ..............................................................................      1,635,000      1,721,868
    10/01/18 ..............................................................................      2,400,000      2,488,800
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ...............................................................................      2,500,000      2,544,650
    7/01/21 ...............................................................................      1,400,000      1,393,294
 Washington and Clackamas Counties School District No. 23 GO, MBIA Insured, 5.00%, 6/15/22       7,000,000      7,140,630
 Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured,
    5.00%, 10/01/19 .......................................................................      3,905,000      4,046,049
 Washington County GO, 5.00%, 6/01/26 .....................................................     10,000,000     10,020,300
 Washington County School District No. 48J Beaverton GO, 5.00%, 6/01/22 ...................      4,155,000      4,202,616
 Washington County School District No. 88J GO, Sherwood, FSA Insured, 6.10%, 6/01/12 ......        190,000        207,936



110

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Washington County Unified Sewer Agency Revenue, senior lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 ........................................................     $  470,000   $    509,264
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .........................................      1,000,000      1,091,850
    Pre-Refunded, 6.20%, 10/01/10 .........................................................      3,530,000      3,859,631
 Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
    5.60%, 4/01/20 ........................................................................      1,000,000      1,075,200
 Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph
    of Peace Health and Hospital Services,
    Refunding, MBIA Insured, 5.875%, 8/01/12 ..............................................      4,400,000      4,780,116
                                                                                                             ------------
 TOTAL BONDS ..............................................................................                   583,056,635
                                                                                                             ------------
 ZERO COUPON BONDS 2.5%
 Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, zero cpn. to 12/15/03,
    5.55%, thereafter, 6/15/21 ............................................................      1,155,000      1,132,940
    5.60%, thereafter, 6/15/30 ............................................................      9,495,000      9,179,766
 Oregon Health Sciences University Revenue, Capital Appreciation, Refunding, Series A,
    MBIA Insured, 7/01/21 .................................................................     11,480,000      4,473,641
 Portland GO, Limited Tax, Series B, 6/01/21 ..............................................      1,000,000        391,320
                                                                                                             ------------
 TOTAL ZERO COUPON BONDS ..................................................................                    15,177,667
                                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $573,718,502) ..........................................                   598,234,302
                                                                                                             ------------
a SHORT TERM INVESTMENTS .8%
 Multnomah County Higher Educational Revenue, Concordia University Portland Project, Daily
    VRDN and Put, 1.85%, 12/01/29 .........................................................      3,760,000      3,760,000
 Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 1.72%, 12/01/09 ...............      1,300,000      1,300,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,060,000) ...........................................                     5,060,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $578,778,502) 98.9% ..............................................                   603,294,302
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                     6,554,167
                                                                                                             ------------
 NET ASSETS 100.0% ........................................................................                  $609,848,469
                                                                                                             ------------


See glossary of terms on page 119.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
                                                          SIX MONTHS ENDED            YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 --------------------------------------------
CLASS A                                                      (UNAUDITED)  2002     2001      2000(D)     1999      1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $10.29    $10.12   $ 9.55    $10.52    $10.56    $10.39
                                                          -------------------------------------------------------------
Income from investment operations:
 Net investment income(a)...............................           .25       .52      .53       .53       .55       .58
 Net realized and unrealized gains (losses) ............           .13       .17      .56      (.97)     (.02)      .32
                                                          -------------------------------------------------------------
Total from investment operations .......................           .38       .69     1.09      (.44)      .53       .90
                                                          -------------------------------------------------------------
Less distributions from:
 Net investment income .................................          (.26)     (.52)    (.52)     (.53)     (.56)     (.59)
 Net realized gains ....................................            --        --       --        --(e)   (.01)     (.14)
                                                          -------------------------------------------------------------
Total distributions ....................................          (.26)     (.52)    (.52)     (.53)     (.57)     (.73)
                                                          -------------------------------------------------------------
Net asset value, end of period .........................        $10.41    $10.29   $10.12    $ 9.55    $10.52    $10.56
                                                          -------------------------------------------------------------

Total return(b) ........................................         3.73%     7.01%   11.73%   (4.24)%     5.11%     8.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $696,747  $676,684 $649,603  $639,004  $758,942  $713,141
Ratios to average net assets:
 Expenses ..............................................          .67%(c)   .67%     .67%      .66%      .65%      .65%
 Net investment income .................................         4.86%(c)  5.07%    5.40%     5.32%     5.17%     5.49%
Portfolio turnover rate ................................         3.66%    11.23%    7.56%    24.21%    11.11%    12.74%


CLASS B
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................        $10.31    $10.13   $ 9.55     $9.47
                                                          ------------------------------------------
Income from investment operations:
 Net investment income(a)...............................           .22       .46      .48       .04
 Net realized and unrealized gains .....................           .13       .18      .57       .08
                                                          ------------------------------------------
Total from investment operations .......................           .35       .64     1.05       .12
                                                          ------------------------------------------
LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME ..........          (.23)     (.46)    (.47)     (.04)
                                                          ------------------------------------------
Net asset value, end of period .........................        $10.43    $10.31   $10.13     $9.55
                                                          ------------------------------------------

Total return(b).........................................         3.44%     6.50%   11.23%     1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................       $26,879   $16,408   $3,205      $186
Ratios to average net assets:
 Expenses ..............................................         1.22%(c)  1.22%    1.22%     1.21%(c)
 Net investment income .................................         4.30%(c)  4.50%    4.85%     5.06%(c)
Portfolio turnover rate ................................         3.66%    11.23%    7.56%    24.21%


a Based on average shares outstanding effective year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d For the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
e The fund made a capital gain distribution of $.0002.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)
                                                          SIX MONTHS ENDED            YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 2002 --------------------------------------------
CLASS C                                                      (UNAUDITED)   2002     2001      2000       1999      1998
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....................       $10.35    $10.18   $ 9.60    $10.57    $10.61    $10.43
                                                          -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ...............................          .22       .46      .48       .48       .49       .52
 Net realized and unrealized gains (losses) .............          .13       .17      .57      (.97)     (.03)      .33
                                                          -------------------------------------------------------------
Total from investment operations ........................          .35       .63     1.05      (.49)      .46       .85
                                                          -------------------------------------------------------------
Less distributions from:
 Net investment income ..................................         (.23)     (.46)    (.47)     (.48)     (.49)     (.53)
 Net realized gains .....................................           --        --       --        --(d)   (.01)     (.14)
                                                          -------------------------------------------------------------
Total distributions .....................................         (.23)     (.46)    (.47)     (.48)     (.50)     (.67)
                                                          -------------------------------------------------------------
Net asset value, end of period ..........................       $10.47    $10.35   $10.18    $ 9.60    $10.57    $10.61
                                                          -------------------------------------------------------------

Total return(b) .........................................        3.42%     6.38%   11.18%   (4.76)%     4.50%     8.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $65,696   $55,692  $43,907   $40,973   $41,917   $25,899
Ratios to average net assets:

 Expenses ...............................................        1.20%(c)  1.22%    1.22%     1.21%     1.21%     1.21%
 Net investment income ..................................        4.33%(c)  4.52%    4.85%     4.77%     4.61%     4.89%
Portfolio turnover rate .................................        3.66%    11.23%    7.56%    24.21%    11.11%    12.74%


a Based on average shares outstanding effective year ended February 29, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d The fund made a capital gain distribution of $.0002.


                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED)


                                                                                                  PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 BONDS 97.2%
 Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
    Refunding, 5.75%, 1/01/18 .............................................................    $ 1,000,000   $  1,075,960
 Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
    MBIA Insured, 5.00%, 1/01/19 ..........................................................      6,000,000      6,116,820
 Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .....................................      4,000,000      4,013,080
a Allegheny County GO, MBIA Insured, 5.00%, 11/01/27 ......................................      1,420,000      1,426,646
 Allegheny County Higher Education Building Authority Revenue, Duquesne University Project,
    AMBAC Insured, 5.00%, 3/01/21 .........................................................      1,000,000      1,012,910
 Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%, 9/01/20    10,000,000     11,672,000
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26       1,700,000      1,813,305
    Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ......................      4,500,000      4,671,540
    Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ................................     10,000,000     11,466,400
    University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%, 4/01/27  10,450,000     10,954,631
 Allegheny County IDAR,
    Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 .......................      2,000,000      2,052,740
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ......................     10,000,000      9,805,400
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 .......................      7,530,000      7,404,550
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ...........      1,000,000      1,023,500
 Allegheny County Port Authority Special Revenue,
    Transportation, FGIC Insured, 5.00%, 3/01/25 ..........................................     10,250,000     10,311,500
    Transportation, FGIC Insured, 5.00%, 3/01/29 ..........................................     11,500,000     11,525,760
    Transportation Project, MBIA Insured, 6.125%, 3/01/29 .................................     15,000,000     17,703,450
 Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
    Series A, 7.00%, 11/01/17 .............................................................      8,500,000      8,990,450
    Series B, 6.875%, 11/01/17 ............................................................      2,600,000      2,749,916
 Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
     6.35%, 10/01/36 ......................................................................      1,880,000      1,949,748
    SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ........................................      4,910,000      5,111,703
    SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ........................................      1,335,000      1,383,794
    SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 .......................................        500,000        513,590
    SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 .......................................      1,925,000      1,955,300
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ..........................................        810,000        827,253
 Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 ........................................      2,500,000      2,586,000
 Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ...........................      3,000,000      3,310,830
 Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 .....      4,000,000      4,370,120
 Berwick Area School District GO, Series A, 5.00%, 10/01/25 ...............................      1,000,000      1,005,760
 Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
    Series A, 6.60%, 3/01/19 ..............................................................      2,500,000      2,602,025
 Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ........................................      3,675,000      3,713,294
 Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A, MBIA
    Insured, 5.80%, 11/01/20 ..............................................................      5,000,000      5,384,800
 Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .............      4,000,000      4,354,200
 Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
  Asbury Place Project, Pre-Refunded,
  6.50%, 2/01/36 ..........................................................................      4,250,000      4,824,133
 Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
    5.40%, 7/01/07 ........................................................................      1,000,000        989,490
    5.55%, 7/01/09 ........................................................................      2,365,000      2,331,866
    5.60%, 7/01/10 ........................................................................        600,000        585,132
    5.75%, 7/01/12 ........................................................................      1,795,000      1,736,052
    5.75%, 7/01/17 ........................................................................        700,000        651,714
    5.625%, 7/01/21 .......................................................................      1,500,000      1,346,505
 Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 .................      5,180,000      5,259,772
 Cumberland County Municipal Authority College Revenue, Dickinson College Series A,
    AMBAC Insured, 5.50%, 11/01/30 ........................................................      1,200,000      1,256,880
 Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
    Refunding, MBIA Insured, 5.50%, 5/15/17 ...............................................      2,000,000      2,114,660
 Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project, Refunding,
    Series A, MBIA Insured, 6.50%, 7/01/12 ................................................      4,500,000      4,595,895
    Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ...........................................      5,000,000      5,976,350
 Dauphin County General Authority Revenue, Sub. Series 3, AMBAC Insured, 4.75%, 6/01/26 ...      1,000,000      1,081,550
 Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 .....................      1,000,000      1,006,480
 Delaware County Authority College Revenue,
    Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 ....................................      6,385,000      6,745,625
    Eastern College, Series C, 5.625%, 10/01/28 ...........................................      2,210,000      2,181,624



114

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Delaware County Authority College Revenue, (cont.)
    Haverford College, 5.75%, 11/15/29 ....................................................    $ 3,500,000   $  3,773,665
    Haverford College, 6.00%, 11/15/30 ....................................................      1,750,000      1,923,845
 Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern, Series B,
    Pre-Refunded, 6.00%, 11/15/07 .........................................................      6,780,000      7,356,029
 Delaware County Authority Revenue,
    Dunwoody Village Project, 6.25%, 4/01/30 ..............................................      1,800,000      1,881,468
    Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ...................     10,800,000     12,013,056
 Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29     2,000,000      2,182,520
 Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
    5.00%, 12/01/28 .......................................................................      3,000,000      3,008,790
 Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
    5.60%, 7/01/17 ........................................................................      5,000,000      5,760,250
 Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 .............      3,660,000      3,412,511
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 ............      7,000,000      7,149,030
 Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project,
    Refunding, Series B, 6.00%, 9/01/16 ...................................................        600,000        632,214
 Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .........................................      5,000,000      5,120,500
 Erie School District GO, AMBAC Insured, 5.80%, 9/01/29 ...................................      3,000,000      3,499,980
 Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 ................        920,000        965,098
 Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ............      3,635,000      3,690,397
 Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .................      4,455,000      4,484,715
 Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%, 7/01/27  2,475,000      2,253,809
 Lancaster County Hospital Authority Revenue, Health Center,
    Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ......................      1,600,000      1,621,616
    Willow Valley Retirement Project, 5.875%, 6/01/21 .....................................      1,000,000      1,026,780
 Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ..............................      1,500,000      1,535,985
 Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
    Refunding, 6.00%, 11/15/18 ............................................................      2,500,000      2,476,775
 Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 .......      5,000,000      5,062,300
    Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ........      4,000,000      3,971,040
    Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .........      2,750,000      2,888,490
    Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ............      1,000,000      1,085,050
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ....................      5,800,000      6,329,540
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
    Series A, MBIA Insured, 6.40%, 11/01/21 ...............................................      5,000,000      5,135,650
    Series A, MBIA Insured, 6.15%, 8/01/29 ................................................      5,550,000      6,124,758
    Series B, MBIA Insured, 6.40%, 9/01/29 ................................................     10,000,000     11,023,100
 Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding,
    Series A, AMBAC Insured,
    7.00%, 12/01/17 .......................................................................      5,000,000      5,595,350
    6.05%, 1/01/19 ........................................................................      4,750,000      4,878,583
 Lycoming County Authority College Revenue, Pennsylvania College of Technology,
    AMBAC Insured, 5.25%, 5/01/32 .........................................................      5,030,000      5,132,763
    Refunding, AMBAC Insured, 5.35%, 7/01/26 ..............................................      2,400,000      2,472,912
 Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ..........................................      2,000,000      2,002,820
 Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .................      5,000,000      5,453,200
 Montgomery County GO, 5.00%, 9/15/22 .....................................................      3,335,000      3,400,499
 Montgomery County Higher Education and Health Authority Revenue,
    Faulkeways At Gwynedd Project, 6.75%, 11/15/24 ........................................        400,000        422,592
    Faulkeways At Gwynedd Project, 6.75%, 11/15/30 ........................................      1,000,000      1,057,150
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ...............      1,750,000      1,807,488
 Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 ......................................      5,000,000      4,793,700
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .................      4,850,000      4,943,945
    Adult Community Total Services, Series B, 5.75%, 11/15/17 .............................      4,000,000      4,121,280
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 ................................     10,000,000     10,071,000
 Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
    5.70%, 12/01/13 .......................................................................      1,205,000      1,229,931
    5.75%, 12/01/17 .......................................................................        500,000        496,445
    5.75%, 12/01/27 .......................................................................      1,600,000      1,548,160


                                                                                                                      115

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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Muhlenberg School District GO,
    FGIC Insured, 6.00%, 9/01/23 ..........................................................    $ 4,000,000   $  4,461,360
    Series AA, FGIC Insured, 5.00%, 9/01/22 ...............................................      1,390,000      1,407,445
 Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 .................      1,000,000      1,103,980
 New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ..      2,250,000      2,124,630
 North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A, MBIA Insured,
    6.10%, 7/15/21 ........................................................................      6,100,000      6,733,668
 Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
    Refunding, Series B, 6.00%,
    7/15/11 ...............................................................................      1,000,000      1,033,010
    7/15/18 ...............................................................................      1,000,000      1,019,610
 Northeastern Pennsylvania Hospital and Educational Authority Revenue, Wilkes University,
    Refunding, 6.125%, 10/01/11 ...........................................................      5,000,000      5,006,550
 Norwin School District GO,
    FGIC Insured, 6.00%, 4/01/30 ..........................................................      5,000,000      5,861,300
    Series A, MBIA Insured, 5.00%, 4/01/30 ................................................      1,000,000      1,002,040
    Series B, MBIA Insured, 5.00%, 4/01/31 ................................................      6,390,000      6,397,668
 Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 ...............................      2,835,000      2,890,112
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ....      5,000,000      5,429,050
 Pennsylvania EDA,
    Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .....      3,000,000      3,557,430
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ......      5,000,000      5,241,900
 Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ..........................      1,295,000      1,350,089
 Pennsylvania HFAR,
    Rental Housing, Refunding, FNMA Insued, 5.75%, 7/01/14 ................................     10,000,000     10,294,400
    SF, 5.25%, 4/01/21 ....................................................................      7,000,000      7,076,720
    SFM, Series 38, 6.125%, 10/01/24 ......................................................      2,595,000      2,669,658
    SFM, Series 67A, 5.85%, 10/01/18 ......................................................      5,000,000      5,212,650
 Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia
    Funding Program, FGIC Insured, Pre-Refunded,
    7.00%, 6/15/14 ........................................................................      6,000,000      6,811,680
 Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
    Refunding, 6.60%, 11/01/09 ............................................................     12,565,000     13,339,507
 Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
    Allegheny College, Series B, 6.125%, 11/01/13 .........................................         90,000         93,508
    Allegheny College, Series B, Pre-Refunded, 6.125%, 11/01/13 ...........................        910,000        978,660
    Marywood University Project, MBIA Insured, 5.65%, 6/01/25 .............................      2,500,000      2,654,050
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
    5.875%, 11/15/21 ......................................................................     17,000,000     18,246,440
    University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 .......     10,000,000     10,261,600
 Pennsylvania State Higher Educational Facilities Authority Revenue,
    Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ....................................      1,500,000      1,515,450
    Drexel University, Refunding, 6.375%, 5/01/17 .........................................      5,220,000      5,389,076
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ............................      4,000,000      4,320,080
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ..........................      3,040,000      3,178,563
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ..............      4,000,000      4,234,040
    State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...............      3,140,000      3,157,678
    Temple University, 7.40%, 10/01/10 ....................................................         30,000         30,140
    Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 .........................      3,000,000      3,004,080
 Pennsylvania State IDA, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..................      4,250,000      4,549,880
 Pennsylvania State Public School Building Authority Revenue, Lehigh Career and Technical
    Institution, MBIA Insured, 5.00%, 10/01/31 ............................................      1,000,000      1,001,410
 Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/28 ............      5,000,000      5,033,050
 Pennsylvania State Turnpike Commission Turnpike Revenue, Series R, AMBAC Insured,
    5.00%, 12/01/26 .......................................................................      1,830,000      1,840,815
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R, AMBAC Insured,
    5.00%, 12/01/30 .......................................................................      7,750,000      7,769,220
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 ........................................................................      5,000,000      5,410,900
 Philadelphia Authority for IDR, Series A, AMBAC Insured, 5.25%, 7/01/31 ..................      2,000,000      2,044,620
 Philadelphia Authority for Industrial Development Lease
 Revenue, Series B, FSA Insured, 5.125%, 10/01/26 .........................................     12,000,000     12,183,600
 Philadelphia Gas Works Revenue,
    12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ......................................      1,000,000      1,266,060
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 ..........................................      3,360,000      3,566,875
    Refunding, 14th Series, 6.375%, 7/01/26 ...............................................      6,740,000      6,793,583



116
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 ..............................    $ 2,465,000   $  2,461,968
    Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .....................................      2,500,000      2,612,825
    Temple University Hospital, 5.875%, 11/15/23 ..........................................      5,000,000      4,872,450
 Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured,
    5.00%, 12/01/21 .......................................................................      5,000,000      5,055,400
 Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 .....      2,000,000      2,040,000
 Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
    9/01/22 ...............................................................................      3,250,000      3,346,168
    9/01/29 ...............................................................................     13,000,000     13,214,110
 Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ...        600,000        627,222
 Philadelphia School District GO,
    Series B, AMBAC Insured, 5.375%, 4/01/19 ..............................................      1,000,000      1,036,180
    Series C, MBIA Insured, 5.75%, 3/01/29 ................................................      8,000,000      8,582,480
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .....................      6,030,000      6,405,187
 Philadelphia Water and Wastewater Revenue,
    Pre-Refunded, 5.75%, 6/15/13 ..........................................................      1,050,000      1,107,236
    Refunding, 5.75%, 6/15/13 .............................................................      4,965,000      5,115,986
    Series A, FGIC Insured, 5.00%, 11/01/31 ...............................................      5,000,000      5,007,550
 Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ......      2,000,000      2,211,960
 Pittsburgh Urban RDA,
    Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 ..............................      1,525,000      1,565,641
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ...........................................      1,695,000      1,785,598
    Tax Allocation, 6.10%, 5/01/19 ........................................................      1,000,000      1,084,170
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
    7.25%, 9/01/14 ........................................................................      1,250,000      1,558,713
 Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ...............................      8,870,000      9,048,731
 Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%, 12/01/31      2,500,000      2,566,500
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 ........................................................................     13,990,000     14,280,572
 Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 ..........................      2,000,000      2,107,000
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
    Project, Series A, MBIA Insured, 5.75%, 7/01/26 .......................................     10,000,000     10,588,000
 Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding, MBIA Insured,
    5.25%, 5/15/31 ........................................................................     10,000,000     10,204,900
 Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured,
    5.375%, 3/01/22 .......................................................................      3,000,000      3,105,330
 Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ...............      6,900,000      6,943,125
 State Public School Building Authority College Revenue, Westmoreland County Community
    College, FGIC Insured, 5.25%, 10/15/22 ................................................      2,675,000      2,772,557
 State Public School Building Authority School Revenue, Northwestern School District
    Project, Series E, FGIC Insured, 5.75%, 1/15/19 .......................................      3,000,000      3,246,600
 State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 .........................     10,080,000     10,096,124
 University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured,
    5.00%, 6/01/21 ........................................................................     10,000,000     10,153,500
 Upper St. Clair Township School District GO,
    Fsa Insured, 5.00%, 7/15/28 ...........................................................      1,000,000      1,003,800
    Refunding, 5.20%, 7/15/27 .............................................................      5,000,000      5,068,200
 Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
    AMBAC Insured, 6.15%, 12/01/29 ........................................................      5,000,000      5,808,700
 Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ...........................      5,000,000      5,072,200
 Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ........      2,000,000      2,196,020
                                                                                                             ------------
 TOTAL BONDS ..............................................................................                   766,860,020
                                                                                                             ------------
 ZERO COUPON BONDS .8%
 Pennsylvania HFA, SFMR,
    Series 63A, 4/01/30 ...................................................................     11,000,000      2,291,520
    Series 64, 4/01/30 ....................................................................      6,000,000      4,051,380
                                                                                                             ------------
 TOTAL ZERO COUPON BONDS ..................................................................                     6,342,900
                                                                                                             ------------
 TOTAL LONG TERM INVESTMENTS (COST $728,727,159) ..........................................                   773,202,920
                                                                                                             ------------


                                                                                                                      117
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
b SHORT TERM INVESTMENTS .7%
 Delaware County IDA, Airport Facilities Revenue, United Parcel Service Project, Daily VRDN
    and Put, 1.72%, 12/01/15 ..............................................................    $ 1,300,000   $  1,300,000
 Lehigh County General Purpose Authority Revenue,
    Lehigh Valley Health, Series B, MBIA Insured, Daily VRDN and Put, 1.88%, 7/01/29 ......        655,000        655,000
    Lehigh Valley Hospital Inc., Series A, AMBAC Insured, Daily VRDN and Put, 1.88%, 7/01/28       500,000        500,000
    St. Lukes Hospital Project, Daily VRDN and Put, 1.75%, 7/01/31 ........................      1,200,000      1,200,000
 New Castle Area Hospital Authority Revenue, Jameson Memorial Hospital, FSA Insured, Weekly
    VRDN and Put, 1.40%, 7/01/26 ..........................................................      1,800,000      1,800,000
 Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
  College of Optometry, Refunding, Weekly VRDN and Put, 1.35%, 3/01/26 ....................        100,000        100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
  Series A, AMBAC Insured, Weekly VRDN and Put, 1.25%, 7/01/28 ............................        100,000        100,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,655,000) ...........................................                     5,655,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $734,382,159) 98.7% ..............................................                   778,857,920
 OTHER ASSETS, LESS LIABILITIES 1.3% ......................................................                    10,464,014
                                                                                                             ------------
 NET ASSETS 100.0% ........................................................................                  $789,321,934
                                                                                                             ------------



See glossary of terms on page 119.

a Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                            See notes to financial statements.

118
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STATEMENT OF INVESTMENTS, AUGUST 31, 2002 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT -Improvement Bond Act of 1915
ABAG     -The Association of Bay Area Governments
ACES     -Adjustable Convertible Exempt Securities
AD       -Assessment District
AMBAC    -American Municipal Bond Assurance Corp.
BAN      -Bond Anticipation Notes
CDA      -Community Development Authority/Agency
CDD      -Community Development District
CFD      -Community Facilities District
COP      -Certificate of Participation
EDA      -Economic Development Authority
EDC      -Economic Development Corp.
EDR      -Economic Development Revenue
ETM      -Escrow to Maturity
FGIC     -Financial Guaranty Insurance Co.
FHA      -Federal Housing Authority/Agency
FI/GML   -Federally Insured or Guaranteed Mortgage Loans
FNMA     -Federal National Mortgage Association
FSA      -Financial Security Assistance
GNMA     -Government National Mortgage Association
GO       -General Obligation
HDA      -Housing Development Authority/Agency
HFA      -Housing Finance Authority/Agency
HFAR     -Housing Finance Authority Revenue
HFC      -Housing Finance Corp.
HFR      -Housing Finance Revenue
ID       -Improvement District
IDA      -Industrial Development Authority/Agency
IDAR     -Industrial Development Authority/Agency Revenue
IDB      -Industrial Development Board
IDBR     -Industrial Development Board Revenue
IDR      -Industrial Development Revenue
IPC      -Industrial Pollution Control
ISD      -Independent School District
LLC      -Limited Liability Corp.
LP       -Limited Partnership
MAC      -Municipal Assistance Corp.
MBIA     -Municipal Bond Investors Assurance Corp.
MF       -Multi-Family
MFH      -Multi-Family Housing
MFHR     -Multi-Family Housing Revenue
MFR      -Multi-Family Revenue
MTA      -Metropolitan Transit Authority
PBA      -Public Building Authority
PCFA     -Pollution Control Financing Authority
PCR      -Pollution Control Revenue
PFA      -Public Financing Authority
PFAR     -Public Financing Authority Revenue
RDA      -Redevelopment Authority/Agency
RDAR     -Redevelopment Authority/Agency Revenue
SF       -Single Family
SFM      -Single Family Mortgage
SFMR     -Single Family Mortgage Revenue
SFR      -Single Family Revenue
USD      -Unified School District
VRDN     -Variable Rate Demand Notes

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2002 (UNAUDITED)
                                                                  FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                                   ARIZONA      COLORADO     CONNECTICUT     DOUBLE
                                                                  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                                 INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                                -------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................   $930,116,165  $354,920,670  $304,459,931  $262,054,469
                                                                -------------------------------------------------------
  Value .....................................................    940,753,930   371,966,082   316,446,821   277,142,989
 Cash .......................................................        793,281       233,424       430,381       708,166
 Receivables:
  Capital shares sold .......................................      1,090,003       825,350     1,014,269       485,121
  Interest ..................................................     11,326,423     5,943,219     4,078,320     3,311,300
                                                                -------------------------------------------------------
      Total assets ..........................................    953,963,637   378,968,075   321,969,791   281,647,576
                                                                -------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................             --     5,082,058            --            --
  Capital shares redeemed ...................................        603,727       243,141       278,832       262,999
  Affiliates ................................................        490,077       218,329       196,852       171,540
  Shareholders ..............................................        462,504       156,825       109,320       129,720
 Distributions to shareholders ..............................      1,372,315       519,059       394,684       371,704
 Other liabilities ..........................................         94,327        25,862        19,619        20,885
                                                                -------------------------------------------------------
      Total liabilities .....................................      3,022,950     6,245,274       999,307       956,848
                                                                -------------------------------------------------------
       Net assets, at value .................................   $950,940,687  $372,722,801  $320,970,484  $280,690,728
                                                                -------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ........................   $ (1,231,823) $   (346,882) $   (131,548)   $ (137,240)
 Net unrealized appreciation ................................     10,637,765    17,045,412    11,986,890    15,088,520
 Accumulated net realized loss ..............................       (817,550)   (1,906,539)   (6,203,238)     (169,741)
 Capital shares .............................................    942,352,295   357,930,810   315,318,380   265,909,189
                                                                -------------------------------------------------------
       Net assets, at value .................................   $950,940,687  $372,722,801  $320,970,484  $280,690,728
                                                                -------------------------------------------------------
CLASS A:
 Net assets, at value .......................................   $896,440,693  $332,932,583  $274,001,504  $256,408,109
                                                                -------------------------------------------------------
 Shares outstanding .........................................     82,715,740    27,954,180    24,840,529    21,688,625
                                                                -------------------------------------------------------
 Net asset value per share(a) ...............................         $10.84        $11.91        $11.03        $11.82
                                                                -------------------------------------------------------
 Maximum offering price per share (net asset value per
   share / 95.75%) ..........................................         $11.32        $12.44        $11.52        $12.34
                                                                -------------------------------------------------------
CLASS B:
 Net assets, at value .......................................   $ 17,959,905            --            --            --
                                                                -------------------------------------------------------
 Shares outstanding .........................................      1,649,986            --            --            --
                                                                -------------------------------------------------------
 Net asset value and maximum offering price per share(a) ....         $10.88            --            --            --
                                                                -------------------------------------------------------
CLASS C:
 Net assets, at value .......................................   $ 36,540,089  $ 39,790,218  $ 46,968,980  $ 24,282,619
                                                                -------------------------------------------------------
 Shares outstanding .........................................      3,344,480     3,320,507     4,241,117     2,048,628
                                                                -------------------------------------------------------
 Net asset value per share(a) ...............................         $10.93        $11.98        $11.07        $11.85
                                                                -------------------------------------------------------
 Maximum offering price per share (net asset value per
   share / 99%) .............................................         $11.04        $12.10        $11.18        $11.97
                                                                -------------------------------------------------------

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)
                                                             FRANKLIN FEDERAL     FRANKLIN      FRANKLIN      FRANKLIN
                                                             INTERMEDIATE-TERM   HIGH YIELD    NEW JERSEY      OREGON
                                                                 TAX-FREE         TAX-FREE      TAX-FREE      TAX-FREE
                                                                INCOME FUND      INCOME FUND   INCOME FUND   INCOME FUND
                                                             -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................................    $297,040,849  $5,126,929,021  $851,803,458  $578,778,502
                                                             -----------------------------------------------------------
  Value ...................................................     308,602,921   5,207,971,062   901,341,616   603,294,302
 Cash .....................................................          87,181         286,520        99,236       124,003
 Receivables:
  Capital shares sold .....................................         691,460       8,906,190     2,281,208     1,740,908
  Interest ................................................       3,556,388      89,483,712    11,689,058     7,407,887
                                                             -----------------------------------------------------------
      Total assets ........................................     312,937,950   5,306,647,484   915,411,118   612,567,100
                                                             -----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................      14,288,955              --            --            --
  Capital shares redeemed .................................         176,526       7,353,752       675,666     1,373,471
  Affiliates ..............................................         162,804       2,913,955       519,519       341,766
  Shareholders ............................................          59,980       3,191,975       465,609       219,257
 Distributions to shareholders ............................         362,465       7,872,417     1,109,579       746,801
 Other liabilities ........................................          23,596         260,278        45,871        37,336
                                                             -----------------------------------------------------------
      Total liabilities ...................................      15,074,326      21,592,377     2,816,244     2,718,631
                                                             -----------------------------------------------------------
       Net assets, at value ...............................    $297,863,624  $5,285,055,107  $912,594,874  $609,848,469
                                                             -----------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ......................    $    (39,172) $    2,530,803  $   (797,277) $    168,690
 Net unrealized appreciation ..............................      11,562,072      81,042,041    49,538,158    24,515,800
 Accumulated net realized loss ............................      (3,135,752)   (308,257,543)     (977,484)   (5,161,893)
 Capital shares ...........................................     289,476,476   5,509,739,806   864,831,477   590,325,872
                                                             -----------------------------------------------------------
       Net assets, at value ...............................    $297,863,624  $5,285,055,107  $912,594,874  $609,848,469
                                                             -----------------------------------------------------------
CLASS A:
 Net assets, at value .....................................    $297,863,624  $4,572,009,689  $770,222,231  $543,051,354
                                                             -----------------------------------------------------------
 Shares outstanding .......................................      26,199,472     433,666,650    64,249,086    46,617,388
                                                             -----------------------------------------------------------
 Net asset value per share(a) .............................          $11.37          $10.54        $11.99        $11.65
                                                             -----------------------------------------------------------
 Maximum offering price per share (net asset value per
   share / 95.75%) ........................................          $11.63(b)       $11.01        $12.52        $12.17
                                                             -----------------------------------------------------------
CLASS B:
 Net assets, at value .....................................              --  $  198,030,046  $ 54,478,114            --
                                                             -----------------------------------------------------------
 Shares outstanding .......................................              --      18,686,801     4,523,950            --
                                                             -----------------------------------------------------------
 Net asset value and maximum offering price per share(a)...              --          $10.60        $12.04            --
                                                             -----------------------------------------------------------
CLASS C:
 Net assets, at value .....................................              --  $  515,015,372  $ 87,894,529  $ 66,797,115
                                                             -----------------------------------------------------------
 Shares outstanding .......................................              --      48,442,352     7,284,011     5,688,796
                                                             -----------------------------------------------------------
 Net asset value per share(a)..............................              --          $10.63        $12.07        $11.74
                                                             -----------------------------------------------------------
 Maximum offering price per share (net asset value per
    share / 99%)                                                         --          $10.74        $12.19        $11.86
                                                             -----------------------------------------------------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
b The maximum offering price for the Franklin Federal Intermediate-Term Tax-
  Free Fund is calculated at $11.37 / 97.75%.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 2002 (UNAUDITED)
                                                                                   FRANKLIN
                                                                                 PENNSYLVANIA
                                                                                   TAX-FREE
                                                                                  INCOME FUND
                                                                                ------------
Assets:
 Investments in securities:
  Cost ......................................................................   $734,382,159
                                                                                ------------
  Value .....................................................................    778,857,920
 Cash .......................................................................        205,547
 Receivables:
  Capital shares sold .......................................................      1,704,468
  Interest ..................................................................     12,636,369
                                                                                ------------
      Total assets ..........................................................    793,404,304
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................      1,420,936
  Capital shares redeemed ...................................................        409,794
  Affiliates ................................................................        446,627
  Shareholders ..............................................................        622,970
 Distributions to shareholders ..............................................      1,109,684
 Other liabilities ..........................................................         72,359
                                                                                ------------
      Total liabilities .....................................................      4,082,370
                                                                                ------------
       Net assets, at value .................................................   $789,321,934
                                                                                ------------
Net assets consist of:
 Undistributed net investment income ........................................   $   (806,637)
 Net unrealized appreciation ................................................     44,475,761
 Accumulated net realized loss ..............................................    (10,599,195)
 Capital shares .............................................................    756,252,005
                                                                                ------------
       Net assets, at value .................................................   $789,321,934
                                                                                ------------
CLASS A:
 Net assets, at value .......................................................   $696,746,688
                                                                                ------------
 Shares outstanding .........................................................     66,958,923
                                                                                ------------
 Net asset value per share(a)................................................         $10.41
                                                                                ------------
 Maximum offering price per share (net asset value per share / 95.75%) ......         $10.87
                                                                                ------------
CLASS B:
 Net assets, at value .......................................................   $ 26,879,346
                                                                                ------------
 Shares outstanding .........................................................      2,576,979
                                                                                ------------
 Net asset value and maximum offering price per share(a).....................         $10.43
                                                                                ------------
CLASS C:
 Net assets, at value .......................................................   $ 65,695,900
                                                                                ------------
 Shares outstanding .........................................................      6,275,104
                                                                                ------------
 Net asset value per share(a)................................................         $10.47
                                                                                ------------
 Maximum offering price per share (net asset value per share / 99%) .........         $10.58
                                                                                ------------


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
                                                                        FRANKLIN      FRANKLIN    FRANKLIN    FRANKLIN
                                                                         ARIZONA      COLORADO   CONNECTICUT   DOUBLE
                                                                        TAX-FREE      TAX-FREE    TAX-FREE    TAX-FREE
                                                                       INCOME FUND   INCOME FUND INCOME FUND INCOME FUND
                                                                      --------------------------------------------------
Investment income:
 Interest .........................................................   $26,292,820  $ 9,945,199  $ 8,405,695  $7,287,171
                                                                      --------------------------------------------------
Expenses:
 Management fees (Note 3) .........................................     2,207,449      932,760      821,909     729,283
 Distribution fees (Note 3)
  Class A .........................................................       440,601      161,529      134,172     122,981
  Class B .........................................................        46,324
  Class C .........................................................       107,359      114,551      134,860      64,555
 Transfer agent fees (Note 3) .....................................       193,494       83,155       71,151      79,214
 Custodian fees ...................................................         4,895        1,713        1,473       1,246
 Reports to shareholders ..........................................        27,090       12,717        9,053      11,696
 Registration and filing fees .....................................        18,675        5,192        3,066      34,243
 Professional fees ................................................        36,512        8,124        8,469       8,658
 Trustees' fees and expenses ......................................         4,520        1,851        1,695       1,298
 Other ............................................................        34,411       15,874       14,714       6,741
                                                                      --------------------------------------------------
      Total expenses ..............................................     3,121,330    1,337,466    1,200,562   1,059,915
                                                                      --------------------------------------------------
       Net investment income ......................................    23,171,490    8,607,733    7,205,133   6,227,256
                                                                      --------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ........................      (602,864)   1,092,568      (85,798)    197,041
 Net unrealized appreciation on investments .......................     7,678,586    3,065,970    4,594,473   3,343,025
                                                                      --------------------------------------------------
Net realized and unrealized gain ..................................     7,075,722    4,158,538    4,508,675   3,540,066
                                                                      --------------------------------------------------
Net increase in net assets resulting from operations ..............   $30,247,212  $12,766,271  $11,713,808  $9,767,322
                                                                      --------------------------------------------------


                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
                                                                  FRANKLIN FEDERAL    FRANKLIN       FRANKLIN       FRANKLIN
                                                                  INTERMEDIATE-TERM  HIGH YIELD     NEW JERSEY       OREGON
                                                                      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                                     INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                                  ------------------------------------------------------------
Investment income:
 Interest .......................................................   $ 6,475,379    $ 163,455,401    $23,200,122    $15,578,572
                                                                  ------------------------------------------------------------
Expenses:
 Management fees (Note 3) .......................................       722,746       11,927,655      2,082,347      1,438,822
 Distribution fees (Note 3)
  Class A .......................................................       131,785        2,169,690        373,677        262,505
  Class B .......................................................           --           608,300        144,938            --
  Class C .......................................................           --         1,653,760        246,119        191,316
 Transfer agent fees (Note 3) ...................................        50,687        1,330,884        208,426        128,665
 Custodian fees .................................................         1,152           26,439          3,955          2,743
 Reports to shareholders ........................................         8,269          171,996         26,542         16,502
 Registration and filing fees ...................................        36,394           86,778          6,643          4,201
 Professional fees ..............................................         6,893          102,511         15,902          8,752
 Trustees' fees and expenses ....................................         1,226           30,656          4,236          2,907
 Other ..........................................................        16,375          203,970         35,136         25,988
                                                                  ------------------------------------------------------------
      Total expenses ............................................       975,527       18,312,639      3,147,921      2,082,401
                                                                  ------------------------------------------------------------
       Net investment income ....................................     5,499,852      145,142,762     20,052,201     13,496,171
                                                                  ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ......................       116,252     (116,313,138)     1,895,810        148,053
 Net unrealized appreciation on investments .....................     5,820,555       99,074,099      9,069,235      6,857,490
                                                                  ------------------------------------------------------------
Net realized and unrealized gain (loss) .........................     5,936,807      (17,239,039)    10,965,045      7,005,543
                                                                  ------------------------------------------------------------
Net increase in net assets resulting from operations ............   $11,436,659    $ 127,903,723    $31,017,246    $20,501,714
                                                                  ------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
                                                                                FRANKLIN
                                                                              PENNSYLVANIA
                                                                                TAX-FREE
                                                                               INCOME FUND
                                                                              -----------
Investment income:
 Interest .................................................................   $21,110,448
                                                                              -----------
Expenses:
 Management fees (Note 3) .................................................     1,835,894
 Distribution fees (Note 3)
  Class A .................................................................       341,093
  Class B .................................................................        68,070
  Class C .................................................................       187,443
 Transfer agent fees (Note 3) .............................................       224,168
 Custodian fees ...........................................................         3,556
 Reports to shareholders ..................................................        33,018
 Registration and filing fees .............................................        10,069
 Professional fees ........................................................         9,451
 Trustees' fees and expenses ..............................................         3,891
 Other ....................................................................        35,264
                                                                              -----------
      Total expenses ......................................................     2,751,917
                                                                              -----------
       Net investment income ..............................................    18,358,531
                                                                              -----------
Realized and unrealized gains (losses):
 Net realized gain from investments .......................................        61,984
 Net unrealized appreciation on investments ...............................     9,406,895
                                                                              -----------
Net realized and unrealized gain ..........................................     9,468,879
                                                                              -----------
Net increase in net assets resulting from operations ......................   $27,827,410
                                                                              -----------



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002
                                                                   FRANKLIN ARIZONA                   FRANKLIN COLORADO
                                                                 TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                          -------------------------------------------------------------------
                                                            SIX MONTHS        YEAR            SIX MONTHS         YEAR
                                                               ENDED          ENDED              ENDED           ENDED
                                                          AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                          -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................  $ 23,171,490     $ 46,048,323      $  8,607,733    $ 15,991,766
  Net realized gain (loss) from investments ............      (602,864)       2,929,249         1,092,568       1,094,857
  Net unrealized appreciation (depreciation) on investments  7,678,586       (7,910,386)        3,065,970       3,137,278
                                                          -------------------------------------------------------------------
      Net increase in net assets resulting from operations  30,247,212       41,067,186        12,766,271      20,223,901
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................   (22,482,658)     (44,982,672)       (7,964,967)    (14,941,969)
   Class B .............................................      (317,197)        (359,348)              --              --
   Class C .............................................      (762,895)      (1,242,977)         (801,816)     (1,222,198)
                                                          -------------------------------------------------------------------
 Total distributions to shareholders ...................   (23,562,750)     (46,584,997)       (8,766,783)    (16,164,167)
 Capital share transactions: (Note 2)
   Class A .............................................    13,101,235      104,852,002        20,250,857      20,212,397
   Class B .............................................     5,986,211        8,163,486               --              --
   Class C .............................................     4,718,797        7,858,916         4,890,659      10,691,256
                                                          -------------------------------------------------------------------
 Total capital share transactions ......................    23,806,243      120,874,404        25,141,516    30,903,653
      Net increase in net assets .......................    30,490,705      115,356,593        29,141,004      34,963,387
Net assets:
 Beginning of period ...................................   920,449,982      805,093,389       343,581,797     308,618,410
                                                          -------------------------------------------------------------------
 End of period .........................................  $950,940,687     $920,449,982      $372,722,801    $343,581,797
                                                          -------------------------------------------------------------------
Undistributed net investment income included in net assets:
 End of period .........................................  $ (1,231,823)    $   (840,563)     $   (346,882)   $   (187,832)
                                                          -------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002
                                                               FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                           -----------------------------------------------------------------
                                                            SIX MONTHS          YEAR           SIX MONTHS        YEAR
                                                               ENDED            ENDED             ENDED          ENDED
                                                          AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                           -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................  $ 7,205,133     $ 13,715,537        $ 6,227,256    $ 11,208,172
  Net realized gain (loss) from investments .............      (85,798)         318,683            197,041        (140,724)

  Net unrealized appreciation on investments ............    4,594,473        6,218,371          3,343,025       3,045,790
                                                           -----------------------------------------------------------------
      Net increase in net assets resulting from operations  11,713,808       20,252,591          9,767,322     14,113,238
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................   (6,375,791)     (12,362,963)        (5,765,060)    (10,881,961)
   Class C ..............................................     (887,219)      (1,423,127)          (423,052)       (604,604)
  Net realized gains:
   Class A ..............................................          --               --                 --          (42,713)
   Class C ..............................................          --               --                 --           (2,863)
                                                           -----------------------------------------------------------------
 Total distributions to shareholders ....................   (7,263,010)     (13,786,090)        (6,188,112)    (11,532,141)
 Capital share transactions: (Note 2)
   Class A ..............................................    4,155,029       31,547,052         14,067,149      30,982,504
   Class C ..............................................    7,896,976       10,354,338          5,991,575       7,398,238
                                                           -----------------------------------------------------------------
 Total capital share transactions .......................   12,052,005       41,901,390         20,058,724      38,380,742
      Net increase in net assets ........................   16,502,803       48,367,891         23,637,934      40,961,839
Net assets:
 Beginning of period ....................................  304,467,681      256,099,790        257,052,794     216,090,955
                                                           -----------------------------------------------------------------
 End of period .......................................... $320,970,484     $304,467,681       $280,690,728    $257,052,794
                                                           -----------------------------------------------------------------
Undistributed net investment income included in net assets:
 End of period .......................................... $   (131,548)    $    (73,671)      $   (137,240)   $   (176,384)
                                                           -----------------------------------------------------------------



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002

                                                         FRANKLIN FEDERAL INTERMEDIATE-TERM        FRANKLIN HIGH YIELD
                                                                TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                         --------------------------------------------------------------------
                                                            SIX MONTHS          YEAR           SIX MONTHS         YEAR
                                                               ENDED            ENDED             ENDED           ENDED
                                                          AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                         --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................  $ 5,499,852     $ 8,585,434    $  145,142,762     $  305,421,128
  Net realized gain (loss) from investments ............      116,252        (371,378)     (116,313,138)       (50,087,267)
  Net unrealized appreciation on investments ...........    5,820,555       3,920,836        99,074,099         82,393,329
                                                         --------------------------------------------------------------------
      Net increase in net assets resulting from operations 11,436,659      12,134,892       127,903,723        337,727,190
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................   (5,628,428)     (8,800,379)     (130,869,282)      (260,952,260)
   Class B .............................................          --              --         (4,762,264)        (7,798,003)
   Class C .............................................          --              --        (12,977,076)       (25,112,554)
                                                         --------------------------------------------------------------------
 Total distributions to shareholders ...................   (5,628,428)     (8,800,379)     (148,608,622)      (293,862,817)
 Capital share transactions: (Note 2)
   Class A .............................................   51,898,297      72,372,212       (70,462,491)       (87,042,329)
   Class B .............................................          --              --         22,941,255         38,482,114
   Class C .............................................          --              --         11,962,762           (789,183)
                                                         --------------------------------------------------------------------
 Total capital share transactions ......................   51,898,297      72,372,212       (35,558,474)       (49,349,398)
                                                         --------------------------------------------------------------------
      Net increase (decrease) in net assets ............   57,706,528      75,706,725       (56,263,373)        (5,485,025)
Net assets:
 Beginning of period ...................................  240,157,096     164,450,371     5,341,318,480      5,346,803,505
                                                         --------------------------------------------------------------------
 End of period ......................................... $297,863,624    $240,157,096    $5,285,055,107     $5,341,318,480
                                                         --------------------------------------------------------------------
Undistributed net investment income included in net assets:
 End of period ......................................... $    (39,172)   $     89,404    $    2,530,803     $    5,996,663
                                                         --------------------------------------------------------------------



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002

                                                                FRANKLIN NEW JERSEY                FRANKLIN OREGON
                                                               TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                         --------------------------------------------------------------------
                                                            SIX MONTHS          YEAR           SIX MONTHS         YEAR
                                                               ENDED            ENDED             ENDED           ENDED
                                                          AUGUST 31, 2002 FEBRUARY 28, 2002 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                         --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $ 20,052,201     $ 37,399,765       $ 13,496,171    $  25,191,508
  Net realized gain (loss) from investments ...........      1,895,810          546,610            148,053         (307,447)

  Net unrealized appreciation on investments ..........      9,069,235        9,991,013          6,857,490        5,536,334
                                                         --------------------------------------------------------------------
      Net increase in net assets resulting from operations  31,017,246       47,937,388         20,501,714       30,420,395
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................    (17,851,421)     (33,931,929)       (12,329,855)     (23,792,006)
   Class B ............................................       (928,981)        (928,569)               --               --
   Class C ............................................     (1,674,548)      (2,672,026)        (1,241,120)      (1,991,373)
                                                         --------------------------------------------------------------------
 Total distributions to shareholders ..................    (20,454,950)     (37,532,524)       (13,570,975)     (25,783,379)
 Capital share transactions: (Note 2)
   Class A ............................................     29,447,542       68,062,649         23,184,046       51,945,704
   Class B ............................................     17,311,252       26,325,341                --               --
   Class C ............................................     12,736,369       19,856,241          9,551,746       17,253,736
                                                         --------------------------------------------------------------------
 Total capital share transactions .....................     59,495,163      114,244,231         32,735,792       69,199,440
      Net increase in net assets ......................     70,057,459      124,649,095         39,666,531       73,836,456
Net assets:
 Beginning of period ..................................    842,537,415      717,888,320        570,181,938      496,345,482
                                                         --------------------------------------------------------------------
 End of period ........................................   $912,594,874     $842,537,415       $609,848,469    $ 570,181,938
                                                         --------------------------------------------------------------------
Undistributed net investment income included in net assets:
 End of period ........................................   $   (797,277)    $   (394,528)      $    168,690    $     243,494
                                                         --------------------------------------------------------------------



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2002

                                                                                      FRANKLIN PENNSYLVANIA
                                                                                      TAX-FREE INCOME FUND
                                                                                ----------------------------------
                                                                                   SIX MONTHS         YEAR
                                                                                      ENDED           ENDED
                                                                                 AUGUST 31, 2002 FEBRUARY 28, 2002
                                                                                ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................................   $ 18,358,531    $ 36,170,037
  Net realized gain (loss) from investments ...................................         61,984      (4,757,147)
  Net unrealized appreciation on investments ..................................      9,406,895      16,547,921
                                                                                  -----------------------------
      Net increase in net assets resulting from operations ....................     27,827,410      47,960,811

 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................................    (16,963,833)    (33,871,246)
   Class B ....................................................................       (454,590)       (412,060)
   Class C ....................................................................     (1,301,949)     (2,193,000)
                                                                                  -----------------------------
 Total distributions to shareholders ..........................................    (18,720,372)    (36,476,306)

 Capital share transactions: (Note 2)
   Class A ....................................................................     12,092,703      16,547,808
   Class B ....................................................................     10,113,588      13,031,051
   Class C ....................................................................      9,224,733      11,005,006
                                                                                  -----------------------------
 Total capital share transactions .............................................     31,431,024      40,583,865
      Net increase in net assets ..............................................     40,538,062      52,068,370
Net assets:
 Beginning of period ..........................................................    748,783,872     696,715,502
                                                                                  -----------------------------
 End of period ................................................................   $789,321,934    $748,783,872
                                                                                  -----------------------------
Undistributed net investment income included in net assets:
 End of period ................................................................   $   (806,637)   $   (444,796)
                                                                                  -----------------------------


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                CLASS A & CLASS C                          CLASS A, CLASS B & CLASS C
----------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term     Franklin Colorado Tax-Free Income Fund     Franklin Arizona Tax-Free Income Fund
Tax-Free Income Fund                   Franklin Connecticut Tax-Free Income Fund  Franklin High Yield Tax-Free Income Fund
                                       Franklin Double Tax-Free Income Fund       Franklin New Jersey Tax-Free Income Fund
                                       Franklin Oregon Tax-Free Income Fund       Franklin Pennsylvania Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                              FRANKLIN ARIZONA             FRANKLIN COLORADO      FRANKLIN CONNECTICUT
                                            TAX-FREE INCOME FUND         TAX-FREE INCOME FUND     TAX-FREE INCOME FUND
                                         ---------------------------------------------------------------------------------
                                            SHARES      AMOUNT           SHARES      AMOUNT         SHARES        AMOUNT
                                         ---------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ...........................  5,456,523  $  58,151,077      2,745,881 $ 32,154,595      2,124,569 $ 23,032,680
 Shares issued in reinvestment of
   distributions .......................    859,980      9,166,450        323,630    3,795,485        280,723    3,034,593
 Shares redeemed ....................... (5,088,310)   (54,216,292)    (1,337,480) (15,699,223)    (2,026,500) (21,912,244)
                                         ---------------------------------------------------------------------------------
Net increase ...........................  1,228,193  $  13,101,235      1,732,031 $ 20,250,857        378,792 $  4,155,029
                                         ---------------------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ........................... 11,522,182  $ 124,654,327      4,226,426 $ 49,692,342      5,216,313 $ 56,163,993
 Shares issued on merger(a) ............  6,843,792     74,255,143             --           --             --           --
 Shares issued in reinvestment of
   distributions .......................  1,721,265     18,623,583        589,646    6,925,925        542,225    5,835,516
 Shares redeemed .......................(10,420,121)  (112,681,051)    (3,096,545) (36,405,870)    (2,832,558) (30,452,457)
                                         ---------------------------------------------------------------------------------
Net increase ...........................  9,667,118  $ 104,852,002      1,719,527 $ 20,212,397      2,925,980 $ 31,547,052
                                         ---------------------------------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ...........................    598,414  $   6,415,428
 Shares issued in reinvestment of
   distributions .......................     17,265        184,876
 Shares redeemed .......................    (57,394)      (614,093)
                                         -------------------------
Net increase ...........................    558,285  $   5,986,211
                                         -------------------------
Year ended February 28, 2002
 Shares sold ...........................    829,150  $   9,001,642
 Shares issued in reinvestment of
   distributions .......................     20,128        218,462
 Shares redeemed .......................    (98,275)    (1,056,618)
                                         -------------------------
Net increase ...........................    751,003  $   8,163,486
                                         -------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ...........................    617,993  $   6,657,577        609,228 $  7,208,004        844,802 $  9,170,679
 Shares issued in reinvestment of
   distributions .......................     36,281        389,763         42,954      506,728         55,322      600,628
 Shares redeemed .......................   (216,047)    (2,328,543)      (239,070)  (2,824,073)      (172,902)  (1,874,331)
                                         ---------------------------------------------------------------------------------
Net increase ...........................    438,227  $   4,718,797        413,112 $  4,890,659        727,222 $  7,896,976
                                         ---------------------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ...........................  1,048,325  $  11,419,282      1,099,594 $ 13,004,893      1,180,687 $ 12,767,178
 Shares issued in reinvestment of
   distributions .......................     61,578        670,926         73,056      863,200         89,133      963,044
 Shares redeemed .......................   (390,066)    (4,231,292)      (269,086)  (3,176,837)      (312,191)  (3,375,884)
                                         ---------------------------------------------------------------------------------
Net increase ...........................    719,837  $   7,858,916        903,564 $ 10,691,256        957,629 $ 10,354,338
                                         ---------------------------------------------------------------------------------

a On March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund in a tax free exchange pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                    FRANKLIN DOUBLE   FRANKLIN FEDERAL INTERMEDIATE-TERM    FRANKLIN HIGH YIELD
                                                 TAX-FREE INCOME FUND         TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                  SHARES     AMOUNT           SHARES      AMOUNT           SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ..............................     2,410,093 $ 27,954,318    7,035,230  $ 78,535,142       20,720,717  $ 217,862,865
 Shares issued in reinvestment of
  distributions                                   257,732    2,994,926      313,007     3,488,231        5,617,598     59,038,510
 Shares redeemed ..........................    (1,452,380) (16,882,095)  (2,702,279)  (30,125,076)     (33,057,487)  (347,363,866)
                                               -----------------------------------------------------------------------------------
Net increase (decrease) ...................     1,215,445 $ 14,067,149    4,645,958  $ 51,898,297       (6,719,172) $ (70,462,491)
                                               -----------------------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ..............................     3,767,198 $ 43,726,173   11,031,519  $122,123,367       38,995,695  $ 413,257,839
 Shares issued in reinvestment of
  distributions                                   466,622    5,421,128      515,892     5,709,842       10,612,610    112,337,566
 Shares redeemed ..........................    (1,562,179) (18,164,797)  (5,022,152)  (55,460,997)     (57,880,662)  (612,637,734)
                                               -----------------------------------------------------------------------------------
Net increase (decrease) ...................     2,671,641 $ 30,982,504    6,525,259  $ 72,372,212       (8,272,357) $ (87,042,329)
                                               -----------------------------------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ..............................                                                              2,825,654  $  29,858,208
 Shares issued in reinvestment of
  distributions                                                                                            238,051      2,514,217
 Shares redeemed ..........................                                                               (892,387)    (9,431,170)
                                                                                                        --------------------------
Net increase ..............................                                                              2,171,318  $  22,941,255
                                                                                                        --------------------------
Year ended February 28, 2002
 Shares sold ..............................                                                              4,676,189  $  49,770,706
 Shares issued in reinvestment of
  distributions                                                                                            396,053      4,212,825
 Shares redeemed ..........................                                                             (1,458,386)   (15,501,417)
                                                                                                        --------------------------
Net increase ..............................                                                              3,613,856  $  38,482,114
                                                                                                        --------------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ..............................       583,305 $  6,808,353                                   3,903,284  $  41,381,388
 Shares issued in reinvestment of
  distributions ...........................        16,488      192,212                                     676,223      7,166,451
 Shares redeemed ..........................       (86,546)  (1,008,990)                                 (3,454,167)   (36,585,077)
                                               ------------------------                                 --------------------------
Net increase ..............................       513,247 $  5,991,575                                   1,125,340  $  11,962,762
                                               ------------------------                                 --------------------------
Year ended February 28, 2002
 Shares sold ..............................       738,166 $  8,585,123                                   5,906,497  $  63,076,177
 Shares issued in reinvestment of
  distributions ...........................        24,482      285,153                                   1,282,978     13,691,123
 Shares redeemed ..........................      (126,833)  (1,472,038)                                 (7,271,547)   (77,556,483)
                                               ------------------------                                 --------------------------
Net increase (decrease) ...................       635,815 $  7,398,238                                     (82,072) $    (789,183)
                                               ------------------------                                 --------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                              FRANKLIN NEW JERSEY          FRANKLIN OREGON         FRANKLIN PENNSYLVANIA
                                             TAX-FREE INCOME FUND       TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                                          --------------------------------------------------------------------------------
                                             SHARES      AMOUNT          SHARES      AMOUNT         SHARES     AMOUNT
                                          --------------------------------------------------------------------------------
CLASS A SHARES:
Six months ended August 31, 2002
 Shares sold ...........................   5,837,948 $ 68,767,714      3,910,133 $ 44,872,004      3,721,318 $ 38,070,428
 Shares issued in reinvestment of
  distributions ........................     806,158    9,497,373        602,508    6,903,890        806,765    8,244,093
 Shares redeemed .......................  (4,147,576) (48,817,545)    (2,498,473) (28,591,848)    (3,348,366) (34,221,818)
                                          --------------------------------------------------------------------------------
Net increase ...........................   2,496,530 $ 29,447,542      2,014,168 $ 23,184,046      1,179,717 $ 12,092,703
                                          --------------------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ...........................  11,191,277 $131,567,180      7,343,013 $ 84,325,958      6,475,484 $ 66,044,386
 Shares issued in reinvestment of
  distributions ........................   1,486,063   17,474,911      1,141,895   13,084,489      1,539,459   15,706,816
 Shares redeemed .......................  (6,893,677) (80,979,442)    (3,967,662) (45,464,743)    (6,396,104) (65,203,394)
                                          --------------------------------------------------------------------------------
Net increase ...........................   5,783,663 $ 68,062,649      4,517,246 $ 51,945,704      1,618,839 $ 16,547,808
                                          --------------------------------------------------------------------------------
CLASS B SHARES:
Six months ended August 31, 2002
 Shares sold ...........................   1,539,614 $ 18,237,215                                    990,419 $ 10,165,900
 Shares issued in reinvestment of
  distributions ........................      49,015      580,383                                     26,042      267,035
 Shares redeemed .......................    (127,763)  (1,506,346)                                   (31,148)    (319,347)
                                           ----------------------                                  -----------------------
Net increase ...........................   1,460,866 $ 17,311,252                                    985,313 $ 10,113,588
                                           ----------------------                                  -----------------------
Year ended February 28, 2002
 Shares sold ...........................   2,268,561 $ 26,802,715                                  1,334,282 $ 13,635,536
 Shares issued in reinvestment of
  distributions ........................      48,889      577,654                                     23,998      245,788
 Shares redeemed .......................     (89,318)  (1,055,028)                                   (82,879)    (850,273)
                                           ----------------------                                  -----------------------
Net increase ...........................   2,228,132 $ 26,325,341                                  1,275,401 $ 13,031,051
                                           ----------------------                                  -----------------------
CLASS C SHARES:
Six months ended August 31, 2002
 Shares sold ...........................   1,501,472 $ 17,829,269      1,079,748 $ 12,496,072      1,129,94  $ 11,662,026
 Shares issued in reinvestment of
  distributions ........................      90,081    1,068,319         70,001      808,535         76,930      790,924
 Shares redeemed .......................    (520,432)  (6,161,219)      (324,705)  (3,752,861)      (313,782)  (3,228,217)
                                          --------------------------------------------------------------------------------
Net increase ...........................   1,071,121 $ 12,736,369        825,044 $  9,551,746        893,097 $  9,224,733
                                          --------------------------------------------------------------------------------
Year ended February 28, 2002
 Shares sold ...........................   2,199,873 $ 26,063,315      1,875,047 $ 21,653,587      1,463,721 $ 15,057,364
 Shares issued in reinvestment of
  distributions ........................     142,186    1,682,291        108,537    1,253,278        133,059    1,365,892
 Shares redeemed .......................    (666,317)  (7,889,365)      (488,765)  (5,653,129)      (527,875)  (5,418,250)
                                          --------------------------------------------------------------------------------
Net increase ...........................   1,675,742 $ 19,856,241      1,494,819 $ 17,253,736      1,068,905 $ 11,005,006
                                          --------------------------------------------------------------------------------


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------
         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                      FRANKLIN
                                       FRANKLIN    FRANKLIN    FRANKLIN   FRANKLIN     FEDERAL
                                        ARIZONA    COLORADO   CONNECTICUT  DOUBLE   INTERMEDIATE-
                                       TAX-FREE    TAX-FREE    TAX-FREE   TAX-FREE  TERM TAX-FREE
                                      INCOME FUND INCOME FUND INCOME FUNDINCOME FUND INCOME FUND
---------------------------------------------------------------------------------------------------
Net commissions paid ...............    $157,080    $99,083     $93,298    $59,052     $103,976
Contingent deferred sales charges ..    $ 43,221    $ 9,822     $55,975    $ 2,129     $ 11,456

                                                   FRANKLIN    FRANKLIN   FRANKLIN    FRANKLIN
                                                  HIGH YIELD  NEW JERSEY   OREGON   PENNSYLVANIA
                                                   TAX-FREE    TAX-FREE   TAX-FREE    TAX-FREE
                                                  INCOME FUND INCOME FUNDINCOME FUND INCOME FUND
---------------------------------------------------------------------------------------------------
Net commissions paid ........................    $1,308,338    $728,291   $100,776     $344,248
Contingent deferred sales charges ...........    $  190,842    $ 71,992    $ 5,931      $ 9,063

The Funds paid transfer agent fees of $2,369,844 of which $1,718,809 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                              FRANKLIN
                                                                           FRANKLIN    FRANKLIN   FRANKLIN     FEDERAL
                                                                            ARIZONA    COLORADO  CONNECTICUTINTERMEDIATE-
                                                                           TAX-FREE    TAX-FREE   TAX-FREE  TERM TAX-FREE
                                                                          INCOME FUND INCOME FUNDINCOME FUND INCOME FUND
                                                                       -------------------------------------------------
Capital loss carryovers expiring in: 2003 ............................     $     --  $       -- $2,858,603    $      --
                                     2004 ............................           --          --     46,957      920,152
                                     2005 ............................           --          --    322,502       99,478
                                     2006 ............................           --          --         --       95,778
                                     2008 ............................                1,416,851  2,457,013      314,284
                                     2009 ............................      210,904   1,524,288    427,481    1,207,419
                                     2010 ............................           --          --         --      614,893
                                                                       -------------------------------------------------
                                                                           $210,904  $2,941,139 $6,112,556   $3,252,004
                                                                       -------------------------------------------------

                                                                           FRANKLIN    FRANKLIN   FRANKLIN    FRANKLIN
                                                                          HIGH YIELD  NEW JERSEY   OREGON   PENNSYLVANIA
                                                                           TAX-FREE    TAX-FREE   TAX-FREE    TAX-FREE
                                                                          INCOME FUND INCOME FUNDINCOME FUND INCOME FUND
                                                                       -------------------------------------------------
Capital loss carryovers expiring in: 2003 ............................  $        --  $       -- $   36,444  $        --
                                     2004 ............................           --          --         --           --
                                     2005 ............................           --          --     67,453           --
                                     2006 ............................           --          --         --           --
                                     2008 ............................   37,171,665   2,363,091  2,380,039    2,254,355
                                     2009 ............................   73,985,675     510,203    966,007    3,680,545
                                     2010 ............................   63,519,381          --  1,860,003    4,726,279
                                                                       -------------------------------------------------
                                                                       $174,676,721  $2,873,294 $5,309,946  $10,661,179
                                                                       -------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At February 28, 2002, the Franklin Arizona Tax-Free Income Fund had tax basis capital losses of $210,904 from the merged Franklin Arizona Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At February 28, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending February 28, 2003.

       FRANKLIN COLORADO FRANKLIN DOUBLE FRANKLIN HIGH YIELD TAX-FREE INCOME FUND TAX-FREE INCOME FUND TAX-FREE INCOME FUND
--------------------------------------------------------------------
            $57,968              $351,466             $16,477,462

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.

At August 31, 2002, the net unrealized appreciation based on the cost of investment for income tax purposes were as follows:

                                                                                               FRANKLIN
                                       FRANKLIN     FRANKLIN      FRANKLIN      FRANKLIN       FEDERAL
                                        ARIZONA     COLORADO     CONNECTICUT     DOUBLE     INTERMEDIATE-
                                       TAX-FREE     TAX-FREE      TAX-FREE      TAX-FREE    TERM TAX-FREE
                                      INCOME FUND  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                   ----------------------------------------------------------------------
Investments at cost ..............  $929,927,230  $354,868,639  $304,432,651  $261,999,206 $297,010,511
                                   ----------------------------------------------------------------------
Unrealized appreciation ..........  $ 49,551,874  $ 20,641,268  $ 13,265,314  $ 15,828,080 $ 14,214,241
Unrealized depreciation ..........   (38,725,174)   (3,543,825)   (1,251,144)     (684,297)  (2,621,831)
                                   ----------------------------------------------------------------------
Net unrealized appreciation ......  $ 10,826,700  $ 17,097,443  $ 12,014,170  $ 15,143,783 $ 11,592,410
                                   ----------------------------------------------------------------------

                                                    FRANKLIN      FRANKLIN      FRANKLIN     FRANKLIN
                                                   HIGH YIELD    NEW JERSEY      OREGON    PENNSYLVANIA
                                                    TAX-FREE      TAX-FREE      TAX-FREE     TAX-FREE
                                                   INCOME FUND   INCOME FUND   INCOME FUND  INCOME FUND
                                                ---------------------------------------------------------
Investments at cost ..........................  $5,124,103,816  $851,727,692  $578,668,346 $734,229,224
                                                ---------------------------------------------------------
Unrealized appreciation ......................  $  323,839,884  $ 51,314,856  $ 27,621,244 $ 46,249,296
Unrealized depreciation ......................    (239,972,638)   (1,700,932)   (2,995,288)  (1,620,600)
                                                ---------------------------------------------------------
Net unrealized appreciation ..................  $   83,867,246  $ 49,613,924  $ 24,625,956 $ 44,628,696
                                                ---------------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 2002 were as follows:

                                                                       FRANKLIN
                    FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN     FEDERAL
                     ARIZONA     COLORADO    CONNECTICUT    DOUBLE   INTERMEDIATE-
                    TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE  TERM TAX-FREE
                   INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND INCOME FUND
-----------------------------------------------------------------------------------
Purchases ......  $130,162,095  $68,873,358  $16,380,778  $76,160,604  $68,047,427
Sales ..........  $117,067,128  $40,321,685  $10,719,973  $55,066,283  $11,479,275

                                FRANKLIN     FRANKLIN      FRANKLIN     FRANKLIN
                               HIGH YIELD   NEW JERSEY      OREGON    PENNSYLVANIA
                                TAX-FREE     TAX-FREE      TAX-FREE     TAX-FREE
                               INCOME FUND  INCOME FUND   INCOME FUND  INCOME FUND
-----------------------------------------------------------------------------------
Purchases ..................  $395,452,259  $165,775,096  $61,931,444  $51,707,067
Sales ......................  $336,018,357  $112,050,888  $27,950,419  $27,254,338


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund have 2.5% and 36.4%, respectively, of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 2002, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $105,980 and $39,701,224 representing .04% and .75%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

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
LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[R] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global
  Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International
  (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund(2)
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust(4)
Franklin Short-Intermediate
  U.S. Government Securities Fund(3)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund(3)
Franklin Federal Money Fund(3,5)
Franklin Money Fund(3,5)

TAX-FREE INCOME(6)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)
Tax-Exempt Money Fund(3,5)

STATE-SPECIFIC
TAX-FREE INCOME(6)
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)



1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           09/02

    [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]
     INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
===============================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




SEMIANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301


This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




TF3 S2002 10/02

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